UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1. Reports to Stockholders

Delaware VIP® Trust

Delaware VIP Diversified Income Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Diversified Income Series (the “Series”) Standard Class shares gained 10.43% and Service Class shares gained 10.08%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Bloomberg Barclays US Aggregate Index, advanced 8.72% for the same period.

The major theme of the Series’ fiscal year was the great monetary policy pivot. The period began with the US Treasury yield above 3% and the US Federal Reserve contemplating four additional rate hikes heading into 2019. While the Fed had raised rates at the end of the prior fiscal period, by early 2019 it was apparent that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

As 2019 began, economic indicators in the United States began to flash yellow while global financial conditions were flashing red. The liquidity-induced risk-assets selloff at the end of 2018 reflected the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, declining global manufacturing activity, the continuing US-China trade war, and the ongoing Brexit drama. Many investors saw the yield-curve inversion and the August peak of $17 trillion worldwide in negative-yielding debt as signals of a potential recession.

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, the Fed first signaled a hold on further rate hikes and then terminated quantitative tightening (QT) and balance-sheet reductions. Three interest rate cuts, of 0.25 percentage points each, followed in July, September, and October.

The substantial liquidity infusion coupled with the December announcement of a Phase 1 trade agreement with China, sent both interest rates and risk premiums significantly lower. Fixed income delivered its best total return since 2002, finishing the year with investors rushing in search of yield. We believe the fiscal year was a good example of the potential benefit of owning bonds as part of a diversified investment portfolio. During the period, bonds provided a stabilizing benefit and a return competitive with that of equities.

Entering fiscal year 2019, we assessed that long-standing secular factors would continue to drive asset markets and global economic growth and inflation. These included aging demographics, rising debt, and increased digitization, which have for decades held down growth and inflation. In recent years, two additional themes have emerged: increased dependency of asset prices on monetary policy, and deglobalization, seen in the form of rising populism. With that as a backdrop, we resisted reacting to short-term headlines, such as Brexit, the US trade war with China, or pockets of global unrest. Instead, we focused on the underlying issues.

Because we believed that the Fed would have to pivot on its monetary policy, we didn’t react defensively to the market volatility in the fourth quarter of 2018, which preceded this fiscal year. Instead, we added duration as the 10-year Treasury yield rose above 3%. We also were comfortable holding additional credit risk at that time. That decision benefited Series returns. However, as monetary policy pivoted in 2019 and credit spreads narrowed below long-term averages, we began to cut the Series’ exposure to convertible bonds, high yield bonds, and emerging markets debt, and eliminated local-currency exposure. We also shifted to a more-defensive positioning in the various risk sectors. The objective was to build a capital cushion in the form of higher-quality securities, particularly Treasurys.

Overall, sector allocation was the largest contributor to the Series’ relative performance. The key contributors to returns were the spread sectors, where the Series had been overweight at the start of the 12-month period, including high yield bonds, emerging markets debt, and investment grade corporates. The latter included BBB-rated securities, which we thought had been fundamentally misunderstood and mispriced.

Individual securities contributing to Series performance included Brazilian quasi-corporate and corporate securities, from issuers that included energy firm Petrobras Global Finance BV, which benefited from improved risk sentiment in emerging markets generally and a de-escalation of political risk in Brazil. Within corporate bonds, subordinated bonds issued by financial institutions – including Lloyds Banking Group PLC, Credit Suisse Group AG, and Royal Bank of Scotland Group PLC – benefited from a strong technical tailwind created by the lack of new issuance of credit in that sector and strong bank fundamentals. We began monetizing returns when spreads compressed to fair value. This was the case with the Lloyds position.

Within investment grade corporate bonds, security selection in the technology, media, and telecommunications (TMT) sector was positive, including an overweight to long-maturity bonds issued by Verizon Communications Inc., which had improving credit quality throughout the year accompanied by significant spread compression.

The Series also benefited from the reversal of a liability related to a General Motors Corp. term loan previously held by the Series. We welcomed this development since the loan had earlier negatively affected performance.

Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

The Series’ allocation to interest-only mortgage-backed securities (MBS), established as a hedge against rising interest rates prior to this fiscal year, detracted from performance once interest rates began to decline, even though we gradually reduced the Series’ exposure to zero throughout the period.

Within high yield bonds, despite the Series’ underweight to the energy sector, exposure to energy firm Alta Mesa Holdings LP hurt performance. The issue was the Series’ largest corporate high yield detractor. The company reported year-over-year results that were much weaker than expected. Because we believed Alta Mesa’s business model had deteriorated, we decided to exit the position.

Within emerging markets, exposure to Argentine securities, which posed increased risk following the negative effect of the country’s surprising election results, hurt the Series’ performance. However, the Series’ overweight to the country was relatively small, and the bulk of the exposure was in corporate securities, which significantly outperformed the country’s sovereign bonds. Because we believe the risks of possible restructuring are already priced into these bonds, we retained the Series’ exposure to Argentine sovereign and corporate bonds.

As the fiscal year ended, 10-year Treasury yields were near all-time lows, negative interest rates appeared to be here to stay, global monetary policy remained firmly committed to supporting economic growth, and yield spreads and risk premiums broadly reflected this improved landscape. We believe the challenge for 2020 lies in balancing the risks – including the yield curve inversion of 2019, which signaled a potential recession – and evolving themes related to the dislocations caused by the record, decade-long US economic expansion.

These themes are manifested globally by the increase in populism and deglobalization. The US-China trade war, even if resolved, would not entirely erase the global uncertainties related to protectionism, which have made decision-making more challenging for business leaders, in our view. The increase in popular uprisings globally have created a further challenge as have uncertainties pertaining to the 2020 US election. As a counterbalance, however, we think low-to-negative interest rates and a global glut of savings as the population ages should likely generate continued support for US dollar-denominated fixed income securities, especially higher-quality segments that offer not only some of the highest interest rates globally but a unique safe haven in times of uncertainty.

The Series used derivatives during the fiscal year, including foreign currency exchange contracts, futures contracts, swap contracts, and options. The use of derivatives was limited, mostly related to US interest rate futures intended to provide a relatively efficient way to express a view or to hedge portfolio risk. These derivatives did not have a material effect on Series performance.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Diversified Income Series-2

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Diversified Income Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on May 16, 2003)	+10.43%	+4.38%	+3.09%	+4.09%	+5.37%

Service Class shares (commenced operations on May 16, 2003)	+10.08%	+4.10%	+2.83%	+3.83%	+5.10%

Bloomberg Barclays US Aggregate Index	+8.72%	+4.03%	+3.05%	+3.75%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.90%, while total operating expenses for Standard Class and Service Class shares were 0.65% and 0.95%, respectively. The management fee for Standard Class and Service Class shares was 0.58%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.60% of the Series’ average daily net assets from Jan. 1, 2019 through Dec. 31, 2019.*

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. The Series may then have to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Diversified Income Series-3

Delaware VIP® Diversified Income Series

Performance summary (Unaudited) (continued)

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and higher taxes when fund shares are held in a taxable account.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term.

Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the US government or its agencies or instrumentalities, such as Freddie Mac, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the US government or its agencies or instrumentalities.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2020.

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
–– Delaware VIP Diversified Income Series (Standard Class)	$10,000	$14,925
– – Bloomberg Barclays US Aggregate Index	$10,000	$14,444

The graph shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Bloomberg Barclays US Aggregate Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Diversified Income Series-4

Delaware VIP® Diversified Income Series

Performance summary (Unaudited) (continued)

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,025.90	0.60%	$3.06
Service Class	1,000.00	1,024.10	0.90%	4.59

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.18	0.60%	$3.06
Service Class	1,000.00	1,020.67	0.90%	4.58

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Diversified Income Series-6

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Security type / sector allocation

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	1.31%
Agency Commercial Mortgage-Backed Securities	0.94%
Agency Mortgage-Backed Securities	19.12%
Collateralized Debt Obligations	1.91%
Corporate Bonds	36.59%
Banking	5.58%
Basic Industry	2.72%
Brokerage	0.17%
Capital Goods	1.62%
Communications	5.41%
Consumer Cyclical	1.49%
Consumer Non-Cyclical	4.31%
Electric	4.50%
Energy	5.09%
Finance Companies	1.26%
Insurance	0.61%
Natural Gas	0.35%
Real Estate Investment Trusts	0.55%
Technology	2.05%
Transportation	0.75%
Utilities	0.13%
Loan Agreements	3.89%
Municipal Bonds	0.08%
Non-Agency Asset-Backed Securities	2.59%
Non-Agency Collateralized Mortgage Obligations	1.56%
Non-Agency Commercial Mortgage-Backed Securities	7.36%
Sovereign Bonds	1.74%
Supranational Banks	0.07%

Security type / sector	Percentage of net assets
US Treasury Obligations	18.01%
Common Stock	0.00%
Preferred Stock	0.01%
Short-Term Investments	4.07%
Total Value of Securities	99.25%
Receivables and Other Assets Net of Liabilities	0.75%
Total Net Assets	100.00%

Diversified Income Series-7

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Schedule of investments

December 31, 2019

	Principal amount°	Value (US $)

Agency Asset-Backed Security – 0.00%
Fannie Mae REMIC Trust Series 2002-W11 AV1 1.982% (LIBOR01M + 0.34%, Floor 0.17%) 11/25/32 •	642	$630

Total Agency Asset-Backed Security (cost $642)		630

Agency Collateralized Mortgage Obligations – 1.31%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 4.642% (LIBOR01M + 2.85%) 11/25/29 •	990,000	1,023,797
Series 2018-C02 2M2 3.992% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 •	1,492,137	1,505,065
Series 2018-C03 1M2 3.942% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 •	1,750,000	1,763,415
Series 2018-C05 1M2 4.142% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 •	1,295,000	1,313,454
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	256	277
Series 2004-T1 1A2 6.50% 1/25/44	3,549	4,047
Fannie Mae Interest Strip Series 419 C3 3.00% 11/25/43 S	1,009,636	166,755
Fannie Mae REMIC Trust
Series 2002-W6 2A1 7.00% 6/25/42 •	11,420	12,645
Series 2004-W11 1A2 6.50% 5/25/44	19,252	22,001
Fannie Mae REMICs
Series 2010-116 Z 4.00% 10/25/40	25,184	26,469
Series 2013-28 YB 3.00% 4/25/43	52,000	53,148
Series 2013-44 Z 3.00% 5/25/43	73,726	72,928
Series 2015-89 AZ 3.50% 12/25/45	370,239	381,702
Series 2017-40 GZ 3.50% 5/25/47	886,924	921,970
Series 2017-77 HZ 3.50% 10/25/47	1,267,881	1,301,880
Series 2017-94 CZ 3.50% 11/25/47	794,975	812,778
Freddie Mac REMICs
Series 4665 NI 3.50% 7/15/41 S	5,004,696	263,920
Series 4673 WI 3.50% 9/15/43 S	1,471,894	95,523
Series 4676 KZ 2.50% 7/15/45	865,781	835,599
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.642% (LIBOR01M + 2.85%) 4/25/28 •	381,276	384,937
Series 2016-DNA3 M2 3.792% (LIBOR01M + 2.00%) 12/25/28 •	86,696	86,823

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2016-DNA4 M2 3.092% (LIBOR01M + 1.30%, Floor 1.30%) 3/25/29 •	245,674	$246,165
Series 2017-DNA1 M2 5.042% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 •	2,250,000	2,364,708
Series 2017-DNA3 M2 4.292% (LIBOR01M + 2.50%) 3/25/30 •	6,530,000	6,682,806
Series 2017-HQA2 M2AS 2.842% (LIBOR01M + 1.05%) 12/25/29 •	700,000	694,912
Series 2018-HQA1 M2 4.092% (LIBOR01M + 2.30%) 9/25/30 •	2,000,000	2,022,471
Freddie Mac Structured Agency Credit Risk REMIC Series 2019-HQA4 M2 144A 3.842% (LIBOR01M + 2.05%) 11/25/49 #•	4,000,000	4,020,286
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	8,785	10,217
Series T-58 2A 6.50% 9/25/43 ◆	3,068	3,457
GNMA
Series 2013-113 LY 3.00% 5/20/43	378,000	389,040
Series 2015-74 CI 3.00% 10/16/39 S	1,818,579	148,853
Series 2015-142 AI 4.00% 2/20/44 S	481,328	40,974
Series 2016-156 PB 2.00% 11/20/46	794,000	720,412
Series 2017-18 QI 4.00% 3/16/41 S	2,102,862	255,605
Series 2017-34 DY 3.50% 3/20/47	2,067,000	2,209,493
Series 2017-56 JZ 3.00% 4/20/47	764,724	779,733
Series 2017-107 QZ 3.00% 8/20/45	577,326	576,974
Series 2017-130 YJ 2.50% 8/20/47	665,000	663,629
Series 2018-34 TY 3.50% 3/20/48	476,000	493,166

Total Agency Collateralized Mortgage Obligations (cost $32,751,389)		33,372,034

Agency Commercial Mortgage-Backed Securities – 0.94%
Freddie Mac Multifamily Structured Pass Through Certificates
Series X3FX A2FX 3.00% 6/25/27 ◆	2,545,000	2,624,474
FREMF Mortgage Trust
Series 2010-K8 B 144A 5.278% 9/25/43 #•	2,040,000	2,057,551
Series 2011-K15 B 144A 4.961% 8/25/44 #•	195,000	202,049
Series 2012-K18 B 144A 4.249% 1/25/45 #•	2,000,000	2,071,236
Series 2012-K22 B 144A 3.687% 8/25/45 #•	1,730,000	1,785,495

Diversified Income Series-8

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2013-K25 C 144A 3.619% 11/25/45 #•	1,500,000	$1,527,522
Series 2013-K28 B 144A 3.49% 6/25/46 #•	2,400,000	2,451,138
Series 2013-K713 B 144A 3.169% 4/25/46 #•	605,000	604,511
Series 2013-K713 C 144A 3.169% 4/25/46 #•	2,275,000	2,274,817
Series 2014-K37 B 144A 4.559% 1/25/47 #•	1,500,000	1,614,960
Series 2014-K717 B 144A 3.63% 11/25/47 #•	3,205,000	3,271,901
Series 2014-K717 C 144A 3.63% 11/25/47 #•	1,055,000	1,072,081
Series 2016-K53 B 144A 4.02% 3/25/49 #•	530,000	553,783
Series 2016-K722 B 144A 3.843% 7/25/49 #•	580,000	599,714
Series 2017-K71 B 144A 3.753% 11/25/50 #•	1,175,000	1,213,838

Total Agency Commercial Mortgage-Backed Securities (cost $23,575,489)		23,925,070

Agency Mortgage-Backed Securities – 19.12%
Fannie Mae S.F. 30 yr
3.00% 10/1/46	14,363,644	14,701,881
3.00% 4/1/47	1,839,002	1,881,482
3.00% 11/1/48	3,677,696	3,764,227
3.00% 7/1/49	2,238,909	2,270,816
3.00% 10/1/49	12,279,699	12,472,046
3.00% 11/1/49	19,542,289	19,812,184
3.00% 12/1/49	20,597,000	21,056,373
3.00% 1/1/50	15,448,000	15,659,061
3.50% 2/1/48	5,476,606	5,749,749
3.50% 3/1/48	10,620,113	11,018,968
3.50% 7/1/48	20,596,776	21,361,454
3.50% 6/1/49	51,165,324	52,564,767
3.50% 11/1/49	22,339,906	23,007,599
4.00% 4/1/48	19,987,292	21,019,859
4.00% 4/1/49	50,386,686	52,352,598
4.50% 11/1/39	699,665	770,657
4.50% 6/1/40	769,537	834,632
4.50% 7/1/40	733,219	795,062
4.50% 8/1/41	1,771,680	1,964,000
4.50% 5/1/46	147,810	160,377
4.50% 4/1/48	811,277	880,392
4.50% 12/1/48	784,427	828,196
4.50% 1/1/49	10,726,967	11,632,827

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 11/1/49	4,741,620	$5,002,884
5.00% 6/1/44	1,845,816	2,054,003
5.00% 7/1/47	1,165,916	1,283,548
5.00% 7/1/49	6,256,662	6,828,163
5.50% 5/1/44	19,130,188	21,495,908
5.50% 8/1/48	1,815,316	1,991,578
6.00% 6/1/41	4,053,663	4,647,025
6.00% 7/1/41	12,524,895	14,359,196
6.00% 7/1/41	8,237,061	9,441,270
6.00% 1/1/42	3,470,057	3,978,266
Fannie Mae S.F. 30 yr TBA 3.50% 1/1/49 y	1,626,000	1,671,773
Freddie Mac S.F. 30 yr
3.00% 12/1/48	30,828,801	31,457,620
3.00% 11/1/49	15,440,229	15,682,083
3.00% 12/1/49	4,442,000	4,513,525
3.00% 1/1/50	3,361,000	3,435,234
3.50% 11/1/48	6,545,728	6,906,054
3.50% 10/1/49	8,796,702	9,051,588
4.00% 10/1/47	11,270,149	11,840,918
4.50% 7/1/45	5,847,050	6,352,273
5.00% 12/1/44	2,662,459	2,936,621
5.50% 6/1/41	3,550,010	3,987,718
5.50% 9/1/41	6,482,079	7,281,033
6.00% 7/1/40	9,909,523	11,366,773
GNMA II S.F. 30 yr
5.50% 5/20/37	218,709	244,312
6.00% 2/20/39	241,201	269,418
6.00% 10/20/39	979,270	1,105,245
6.00% 2/20/40	976,740	1,107,326
6.00% 4/20/46	291,207	320,869

Total Agency Mortgage-Backed Securities (cost $479,734,084)		487,171,431

Collateralized Debt Obligations – 1.91%
Apex Credit CLO
Series 2017-1A A1 144A 3.406% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #•	3,405,000	3,404,268
Series 2018-1A A2 144A 2.97% (LIBOR03M + 1.03%) 4/25/31 #•	6,200,000	6,011,718
Atlas Senior Loan Fund X Series 2018-10A A 144A 3.091% (LIBOR03M + 1.09%) 1/15/31 #•	3,400,000	3,378,230
CFIP CLO Series 2017-1A A 144A 3.223% (LIBOR03M + 1.22%) 1/18/30 #•	6,300,000	6,294,645

Diversified Income Series-9

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Galaxy XXI CLO Series 2015-21A AR 144A 2.986% (LIBOR03M + 1.02%) 4/20/31 #•	3,000,000	$2,970,459
KKR Financial CLO Series 2013-1A A1R 144A 3.291% (LIBOR03M + 1.29%) 4/15/29 #•	3,000,000	2,998,476
Man GLG US CLO Series 2018-1A A1R 144A 3.106% (LIBOR03M + 1.14%) 4/22/30 #•	8,200,000	8,119,255
Mariner CLO 5 Series 2018-5A A 144A 3.05% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #•	4,600,000	4,577,759
Midocean Credit CLO IX Series 2018-9A A1 144A 3.116% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #•	3,000,000	2,970,906
Midocean Credit CLO VIII Series 2018-8A A1 144A 3.049% (LIBOR03M + 1.15%) 2/20/31 #•	3,000,000	2,972,991
Saranac CLO VII Series 2014-2A A1AR 144A 3.129% (LIBOR03M + 1.23%) 11/20/29 #•	3,000,000	2,987,055
Steele Creek CLO Series 2017-1A A 144A 3.251% (LIBOR03M + 1.25%) 1/15/30 #•	2,000,000	1,999,804

Total Collateralized Debt Obligations (cost $49,109,095)		48,685,566

Corporate Bonds – 36.59%
Banking – 5.58%
Akbank T.A.S. 144A 7.20% 3/16/27 #µ	1,235,000	1,209,875
Banco de Credito del Peru 144A 2.70% 1/11/25 #	1,125,000	1,120,781
Banco de Credito e Inversiones 144A 4.00% 2/11/23 #	710,000	735,245
Banco do Brasil 3.875% 10/10/22	590,000	602,856
Banco General 144A 4.125% 8/7/27 #	976,000	1,027,589
Banco Mercantil del Norte 144A 6.75% #µy	700,000	728,375
Bancolombia 4.625% 12/18/29 µ	1,185,000	1,204,256
Bangkok Bank 144A 3.733% 9/25/34 #µ	1,255,000	1,272,308
Banistmo 144A 3.65% 9/19/22 #	1,150,000	1,164,745
Bank of America
2.456% 10/22/25 µ	1,435,000	1,444,223
3.458% 3/15/25 µ	6,890,000	7,196,150
Bank of China 144A 5.00% 11/13/24 #	1,120,000	1,224,195
Bank of Georgia 144A 6.00% 7/26/23 #	1,105,000	1,168,137

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
BBVA Bancomer
144A 5.125% 1/18/33 #µ	514,000	$519,800
144A 6.75% 9/30/22 #	796,000	868,070
BBVA USA
2.875% 6/29/22	3,505,000	3,554,532
3.875% 4/10/25	2,530,000	2,657,055
Credit Suisse Group
144A 2.593% 9/11/25 #µ	3,765,000	3,778,035
144A 6.25%#µy	5,560,000	6,064,881
144A 7.25%#µy	2,585,000	2,887,716
DBS Group Holdings 144A 4.52% 12/11/28 #µ	1,175,000	1,251,644
Fifth Third Bancorp
3.65% 1/25/24	820,000	864,551
3.95% 3/14/28	6,190,000	6,804,902
Goldman Sachs Group 6.00% 6/15/20	6,485,000	6,599,971
JPMorgan Chase & Co.
3.702% 5/6/30 µ	230,000	247,643
4.023% 12/5/24 µ	8,915,000	9,506,520
5.00%µy	2,930,000	3,050,863
Morgan Stanley
3.124% (LIBOR03M + 1.22%) 5/8/24 •	3,945,000	4,017,449
5.00% 11/24/25	6,125,000	6,898,751
5.50% 1/26/20	1,060,000	1,062,269
PNC Bank
2.70% 11/1/22	490,000	499,339
4.05% 7/26/28	4,705,000	5,163,260
PNC Financial Services Group 2.60% 7/23/26	3,940,000	3,992,726
Popular 6.125% 9/14/23	680,000	733,832
Royal Bank of Scotland Group 8.625% µy	4,640,000	5,025,468
Shinhan Financial Group 144A 3.34% 2/5/30 #µ	890,000	902,566
Truist Bank 2.636% 9/17/29 µ	10,165,000	10,160,987
Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #	595,000	607,117
144A 5.875% 3/16/23 #	585,000	602,905
UBS Group
144A 4.125% 9/24/25 #	5,765,000	6,270,571
6.875%µy	5,110,000	5,328,453
7.125%µy	785,000	833,572
US Bancorp
3.00% 7/30/29	2,380,000	2,459,483
3.10% 4/27/26	195,000	202,959
3.375% 2/5/24	4,245,000	4,456,148
3.60% 9/11/24	2,640,000	2,805,530
3.95% 11/17/25	4,130,000	4,540,408
US Bank 3.40% 7/24/23	2,360,000	2,465,333
USB Capital IX 3.50% (LIBOR03M + 1.02%) y•	3,490,000	3,059,055

Diversified Income Series-10

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Woori Bank 144A 4.75% 4/30/24 #	1,250,000	$1,342,043

		142,185,142

Basic Industry – 2.72%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	6,170,000	6,370,648
Bioceanico Sovereign Certificate 144A 2.884% 6/5/34 #^	1,445,000	1,008,755
Chemours 7.00% 5/15/25	1,128,000	1,138,812
Corp Nacional del Cobre de Chile 144A 4.25% 7/17/42 #	200,000	209,368
CSN Resources 144A 7.625% 2/13/23 #	1,625,000	1,735,654
Cydsa 144A 6.25% 10/4/27 #	895,000	922,170
Equate Petrochemical 144A 3.00% 3/3/22 #	1,370,000	1,378,857
Freeport-McMoRan 5.45% 3/15/43	455,000	472,108
Georgia-Pacific 8.00% 1/15/24	5,305,000	6,446,030
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	1,755,000	1,951,297
GUSAP III 144A 4.25% 1/21/30 #	1,030,000	1,048,025
Hudbay Minerals 144A 7.625% 1/15/25 #	395,000	417,746
Israel Chemicals 144A 6.375% 5/31/38 #	765,000	915,705
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	440,000	465,297
Klabin Austria 144A 7.00% 4/3/49 #	1,010,000	1,106,455
Methanex 5.25% 12/15/29	6,180,000	6,389,723
Metinvest 144A 7.75% 4/23/23 #	230,000	242,716
Minera Mexico 144A 4.50% 1/26/50 #	1,810,000	1,847,892
Newmont Goldcorp 2.80% 10/1/29	7,585,000	7,519,513
Novelis 144A 6.25% 8/15/24 #	255,000	268,066
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	1,865,000	1,962,782
OCP 144A 4.50% 10/22/25 #	990,000	1,061,586
Olin
5.00% 2/1/30	2,320,000	2,359,092
5.625% 8/1/29	160,000	169,288
Orbia Advance 144A 5.50% 1/15/48 #	1,380,000	1,414,079
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	1,285,000	1,294,316
Phosagro OAO Via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	820,000	841,955
RPM International 4.55% 3/1/29	3,595,000	3,893,939
Sasol Financing USA
5.875% 3/27/24	6,850,000	7,416,103
6.50% 9/27/28	595,000	661,585
Sociedad Quimica y Minera de Chile 144A 3.625% 4/3/23 #	665,000	679,241
Steel Dynamics 5.50% 10/1/24	595,000	612,916
Suzano Austria 5.00% 1/15/30	1,145,000	1,205,651

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Syngenta Finance
144A 3.933% 4/23/21 #	1,615,000	$1,642,593
144A 4.441% 4/24/23 #	960,000	1,002,551
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	1,345,000	1,338,053

		69,410,567

Brokerage – 0.17%
Jefferies Group
4.15% 1/23/30	2,135,000	2,262,945
6.45% 6/8/27	893,000	1,047,283
6.50% 1/20/43	750,000	893,341

		4,203,569

Capital Goods – 1.62%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	445,000	467,806
Ashtead Capital 144A 5.25% 8/1/26 #	885,000	949,470
BMC East 144A 5.50% 10/1/24 #	645,000	672,680
Boise Cascade 144A 5.625% 9/1/24 #	265,000	276,372
Bombardier 144A 6.00% 10/15/22 #	685,000	686,507
Cemex 144A 5.45% 11/19/29 #	1,705,000	1,783,856
Covanta Holding 5.875% 7/1/25	600,000	634,749
EnPro Industries 5.75% 10/15/26	240,000	256,283
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	855,000	888,495
L3Harris Technologies
2.90% 12/15/29	4,525,000	4,599,608
144A 3.85% 6/15/23 #	1,425,000	1,501,243
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	1,210,000	1,249,434
Northrop Grumman
2.55% 10/15/22	4,340,000	4,404,914
3.25% 8/1/23	785,000	818,374
Roper Technologies
2.35% 9/15/24	1,415,000	1,423,377
2.95% 9/15/29	5,240,000	5,296,484
Standard Industries 144A 5.00% 2/15/27 #	1,135,000	1,185,874
TransDigm 144A 6.25% 3/15/26 #	435,000	471,751
United Rentals North America 5.50% 5/15/27	1,250,000	1,342,244
Waste Management
2.95% 6/15/24	2,625,000	2,712,219
3.45% 6/15/29	7,541,000	8,071,404
4.15% 7/15/49	1,484,000	1,695,378

		41,388,522

Communications – 5.41%
Altice Finco 144A 7.625% 2/15/25 #	825,000	856,280
AT&T
4.35% 3/1/29	3,550,000	3,947,410
4.50% 3/9/48	1,915,000	2,116,253

Diversified Income Series-11

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
C&W Senior Financing 144A 7.50% 10/15/26 #	1,445,000	$1,568,089
Charter Communications Operating
4.464% 7/23/22	5,555,000	5,838,293
4.80% 3/1/50	1,635,000	1,721,022
4.908% 7/23/25	760,000	837,185
5.05% 3/30/29	5,770,000	6,543,695
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	2,150,000	2,385,608
Comcast
2.65% 2/1/30	1,330,000	1,335,373
3.45% 2/1/50	605,000	619,800
3.70% 4/15/24	7,050,000	7,515,893
4.40% 8/15/35	420,000	492,173
Comunicaciones Celulares 144A 6.875% 2/6/24 #	1,265,000	1,299,275
Crown Castle International
3.80% 2/15/28	5,075,000	5,407,755
4.30% 2/15/29	2,155,000	2,387,250
5.25% 1/15/23	2,190,000	2,379,291
CSC Holdings 144A 7.75% 7/15/25 #	1,080,000	1,154,196
Digicel Group One 144A 8.25% 12/30/22 #	754,000	422,475
Discovery Communications
4.125% 5/15/29	11,195,000	12,093,736
5.20% 9/20/47	2,760,000	3,213,186
Fox
144A 4.03% 1/25/24 #	2,325,000	2,478,646
144A 4.709% 1/25/29 #	5,420,000	6,177,564
Frontier Communications 144A 8.00% 4/1/27 #	2,074,000	2,171,167
Gray Television 144A 5.875% 7/15/26 #	885,000	943,056
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	1,095,000	1,095,296
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	1,275,000	1,347,675
Millicom International Cellular 144A 6.25% 3/25/29 #	1,165,000	1,287,139
Ooredoo International Finance 144A 5.00% 10/19/25 #	605,000	676,211
Sprint
7.125% 6/15/24	550,000	594,459
7.875% 9/15/23	745,000	823,534
Sprint Communications 7.00% 8/15/20	140,000	143,136
Sprint Spectrum 144A 4.738% 3/20/25 #	2,130,000	2,261,836
Telefonica Emisiones 5.52% 3/1/49	2,565,000	3,213,227
Time Warner Cable 7.30% 7/1/38	5,775,000	7,528,406
Time Warner Entertainment 8.375% 3/15/23	2,495,000	2,945,162
T-Mobile USA 6.50% 1/15/26	1,110,000	1,192,207

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
T-Mobile USA Escrow
=†	1,845,000	$0
=†	130,000	0
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	1,720,000	1,843,195
UPCB Finance IV 144A 5.375% 1/15/25 #	1,198,000	1,234,042
VEON Holdings 144A 4.00% 4/9/25 #	822,000	857,601
Verizon Communications 4.50% 8/10/33	12,400,000	14,481,008
ViacomCBS 4.375% 3/15/43	5,775,000	6,120,507
Vodafone Group
4.25% 9/17/50	2,955,000	3,087,755
4.875% 6/19/49	8,605,000	9,989,452
Zayo Group
144A 5.75% 1/15/27 #	1,065,000	1,085,339
6.375% 5/15/25	230,000	237,570

		137,949,428

Consumer Cyclical – 1.49%
Allison Transmission 144A 5.875% 6/1/29 #	335,000	367,603
AMC Entertainment Holdings 6.125% 5/15/27	1,055,000	965,351
El Puerto de Liverpool 144A 3.95% 10/2/24 #	1,105,000	1,140,001
General Motors Financial 5.25% 3/1/26 .	6,790,000	7,540,713
Kia Motors 144A 3.00% 4/25/23 #	535,000	540,980
Live Nation Entertainment 144A 5.625% 3/15/26 #	1,020,000	1,089,204
Lowe’s
4.05% 5/3/47	925,000	997,842
4.55% 4/5/49	11,480,000	13,532,701
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	265,000	296,469
MGM Resorts International 5.75% 6/15/25	700,000	785,743
Murphy Oil USA 5.625% 5/1/27	775,000	833,394
Penn National Gaming 144A 5.625% 1/15/27 #	1,299,000	1,376,489
Prime Security Services Borrower
144A 5.75% 4/15/26 #	185,000	201,419
144A 9.25% 5/15/23 #	380,000	399,237
Resorts World Las Vegas 144A 4.625% 4/16/29 #	800,000	844,089
Royal Caribbean Cruises 3.70% 3/15/28	3,875,000	3,986,140
Scientific Games International 144A 8.25% 3/15/26 #	880,000	971,849
Shimao Property Holdings 5.60% 7/15/26	855,000	895,913

Diversified Income Series-12

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Wynn Macau 144A 5.50% 10/1/27 #	1,165,000	$1,214,306

		37,979,443

Consumer Non-Cyclical – 4.31%
AbbVie
144A 2.95% 11/21/26 #	4,580,000	4,655,544
144A 4.05% 11/21/39 #	3,035,000	3,218,300
Alcon Finance
144A 2.75% 9/23/26 #	670,000	682,678
144A 3.00% 9/23/29 #	8,302,000	8,451,486
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	5,540,000	5,905,947
4.15% 1/23/25	5,315,000	5,785,927
Bausch Health 144A 5.50% 11/1/25 #	885,000	926,670
BRF 144A 4.875% 1/24/30 #	1,280,000	1,321,933
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	7,560,000	7,804,753
Charles River Laboratories International 144A 5.50% 4/1/26 #	795,000	856,471
Cigna
2.891% (LIBOR03M + 0.89%) 7/15/23 •	1,770,000	1,780,622
4.125% 11/15/25	6,384,000	6,929,683
Constellation Brands 3.15% 8/1/29	8,505,000	8,607,574
Cott Holdings 144A 5.50% 4/1/25 #	645,000	675,370
CVS Health
4.10% 3/25/25	1,155,000	1,239,668
4.30% 3/25/28	10,960,000	11,969,695
5.05% 3/25/48	65,000	76,919
DH Europe Finance II
2.60% 11/15/29	3,945,000	3,933,133
3.25% 11/15/39	3,355,000	3,384,619
DP World Crescent 144A 3.908% 5/31/23 #	400,000	414,576
Encompass Health
5.75% 11/1/24	677,000	686,028
5.75% 9/15/25	610,000	640,753
Gilead Sciences 4.15% 3/1/47	8,220,000	9,143,340
HCA
5.875% 2/15/26	1,225,000	1,395,251
7.58% 9/15/25	80,000	96,400
JBS Investments II
144A 5.75% 1/15/28 #	845,000	892,616
144A 7.00% 1/15/26 #	815,000	888,065
JBS USA 144A 5.75% 6/15/25 #	1,015,000	1,053,484
Kernel Holding
144A 6.50% 10/17/24 #	855,000	886,635
144A 8.75% 1/31/22 #	785,000	848,941
Mars
144A 3.20% 4/1/30 #	825,000	873,275
144A 3.95% 4/1/49 #	4,825,000	5,451,843
MHP 144A 7.75% 5/10/24 #	965,000	1,045,119

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
New York and Presbyterian Hospital 4.063% 8/1/56	1,630,000	$1,795,223
Post Holdings 144A 5.75% 3/1/27 #	720,000	773,872
Rede D’or Finance 144A 4.95% 1/17/28 #	1,195,000	1,239,048
Tenet Healthcare 5.125% 5/1/25	1,370,000	1,414,525
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28	1,445,000	1,469,652
Universal Health Services 144A 5.00% 6/1/26 #	485,000	510,025

		109,725,663

Electric – 4.50%
AEP Texas 3.45% 1/15/50	685,000	686,452
AES Gener 144A 7.125% 3/26/79 #µ	1,115,000	1,172,189
American Transmission Systems 144A 5.25% 1/15/22 #	3,930,000	4,159,302
Azure Power Energy 144A 5.50% 11/3/22 #	820,000	838,061
CenterPoint Energy
3.85% 2/1/24	1,645,000	1,735,118
4.25% 11/1/28	5,198,000	5,641,921
CLP Power Hong Kong Financing 2.875% 4/26/23	545,000	551,375
ComEd Financing III 6.35% 3/15/33	2,055,000	2,201,419
Duke Energy 4.875% µy	3,655,000	3,838,390
Duke Energy Indiana 3.25% 10/1/49	2,480,000	2,478,473
Emera 6.75% 6/15/76 µ	484,000	547,656
Engie Energia Chile 144A 4.50% 1/29/25 #	470,000	499,267
Entergy Arkansas 4.20% 4/1/49	1,930,000	2,253,413
Entergy Louisiana 4.95% 1/15/45	545,000	584,383
Entergy Mississippi 3.85% 6/1/49	3,060,000	3,339,870
Entergy Texas 3.55% 9/30/49	1,380,000	1,407,824
Evergy 4.85% 6/1/21	535,000	551,869
Evergy Metro 3.65% 8/15/25	3,445,000	3,674,041
Exelon
3.497% 6/1/22	2,700,000	2,772,579
3.95% 6/15/25	1,045,000	1,123,680
FirstEnergy Transmission 144A 4.55% 4/1/49 #	1,005,000	1,150,258
Interstate Power & Light 4.10% 9/26/28	6,990,000	7,664,861
Israel Electric 144A 5.00% 11/12/24 #	1,110,000	1,222,904
Kallpa Generacion 144A 4.125% 8/16/27 #	1,694,000	1,730,603
Listrindo Capital 144A 4.95% 9/14/26 #	1,190,000	1,209,950
Louisville Gas & Electric 4.25% 4/1/49	5,265,000	6,065,333
MidAmerican Energy 3.15% 4/15/50	1,770,000	1,747,142
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	1,897,000	1,945,093

Diversified Income Series-13

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ	1,090,000	$1,137,989
5.25% 4/20/46 µ	129,000	139,843
Nevada Power 2.75% 4/15/20	2,355,000	2,360,374
NextEra Energy Capital Holdings
2.90% 4/1/22	5,230,000	5,337,155
3.15% 4/1/24	2,530,000	2,623,326
NV Energy 6.25% 11/15/20	1,860,000	1,925,667
PacifiCorp 3.50% 6/15/29	3,170,000	3,420,052
Pennsylvania Electric 5.20% 4/1/20	220,000	221,586
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	475,000	501,884
144A 5.25% 5/15/47 #	528,000	592,910
Saudi Electricity Global Sukuk Co. 4 4.222% 1/27/24	1,135,000	1,207,507
Southern California Edison
4.00% 4/1/47	1,745,000	1,834,537
4.20% 3/1/29	4,470,000	4,949,374
4.875% 3/1/49	4,680,000	5,543,224
Southwestern Electric Power 4.10% 9/15/28	8,995,000	9,839,002
State Grid Overseas Investment 2016 144A 2.25% 5/4/20 #	779,000	778,973
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	1,190,000	1,262,555
Vistra Operations 144A 5.50% 9/1/26 #	1,395,000	1,481,940
Xcel Energy
2.60% 12/1/29	845,000	836,950
3.50% 12/1/49	5,630,000	5,730,564

		114,518,838

Energy – 5.09%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	780,000	903,337
AES Andres 144A 7.95% 5/11/26 #	1,535,000	1,633,405
AmeriGas Partners 5.875% 8/20/26	955,000	1,054,654
Crestwood Midstream Partners 6.25% 4/1/23	1,030,000	1,052,748
Energy Transfer Operating
5.25% 4/15/29	3,485,000	3,914,183
6.25% 4/15/49	2,040,000	2,458,548
6.625%µy	3,355,000	3,175,575
Energy Transfer Partners 5.00% 10/1/22	5,205,000	5,520,169
Eni 144A 4.25% 5/9/29 #	5,615,000	6,163,099
Gazprom PJSC Via Gaz Capital 144A 4.95% 3/23/27 #	1,240,000	1,384,467
Genesis Energy 6.75% 8/1/22	615,000	622,245
Geopark 144A 6.50% 9/21/24 #	1,165,000	1,217,920
Gran Tierra Energy 144A 7.75% 5/23/27 #	1,420,000	1,331,758

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	2,555,000	$2,582,663
KazMunayGas National 144A 6.375% 10/24/48 #	892,000	1,150,894
KazTransGas JSC 144A 4.375% 9/26/27 #	2,325,000	2,443,524
Marathon Oil 4.40% 7/15/27	5,815,000	6,322,336
MPLX
4.00% 3/15/28	720,000	745,450
4.125% 3/1/27	3,915,000	4,111,401
5.50% 2/15/49	6,320,000	7,169,888
Murphy Oil 5.875% 12/1/27	467,000	490,934
Noble Energy
3.25% 10/15/29	3,785,000	3,819,726
3.90% 11/15/24	2,320,000	2,451,915
4.20% 10/15/49	1,345,000	1,353,444
4.95% 8/15/47	3,145,000	3,481,676
5.05% 11/15/44	665,000	741,513
NuStar Logistics 5.625% 4/28/27	420,000	432,327
Oasis Petroleum 144A 6.25% 5/1/26 #	1,240,000	1,032,331
Occidental Petroleum
2.90% 8/15/24	2,590,000	2,632,788
3.50% 8/15/29	3,000,000	3,060,709
Oil and Gas Holding 144A 7.625% 11/7/24 #	404,000	469,966
ONEOK 7.50% 9/1/23	5,305,000	6,191,967
Pertamina Persero 144A 3.65% 7/30/29 #	410,000	430,351
Petrobras Global Finance
144A 5.093% 1/15/30 #	4,854,000	5,207,177
6.90% 3/19/49	223,000	261,975
7.25% 3/17/44	615,000	748,108
Petroleos Mexicanos
6.50% 3/13/27	1,109,000	1,180,605
6.75% 9/21/47	310,000	311,648
144A 6.84% 1/23/30 #	3,984,000	4,255,271
144A 7.69% 1/23/50 #	1,015,000	1,111,197
Precision Drilling 144A 7.125% 1/15/26 #	420,000	400,196
Sabine Pass Liquefaction
5.625% 3/1/25	3,420,000	3,850,674
5.75% 5/15/24	5,868,000	6,545,515
Saudi Arabian Oil
144A 2.875% 4/16/24 #	1,030,000	1,045,352
144A 4.25% 4/16/39 #	1,280,000	1,370,406
Schlumberger Holdings 144A 4.30% 5/1/29 #	4,825,000	5,295,271
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	1,880,000	1,888,444
Southwestern Energy 7.75% 10/1/27	2,790,000	2,591,143

Diversified Income Series-14

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Summit Midstream Holdings 5.75% 4/15/25	450,000	$344,999
Targa Resources Partners 5.375% 2/1/27	855,000	888,644
Tecpetrol 144A 4.875% 12/12/22 #	1,680,000	1,710,694
Transcanada Trust 5.50% 9/15/79 µ	4,840,000	5,091,680
Transocean 144A 9.00% 7/15/23 #	170,000	179,917
Transocean Proteus 144A 6.25% 12/1/24 #	553,000	571,202
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	1,305,000	1,155,904
Tullow Oil 144A 7.00% 3/1/25 #	815,000	688,113
YPF
144A 8.50% 6/27/29 #	1,245,000	1,136,495
144A 42.875% (BADLARPP + 4.00%) 7/7/20 #•	1,535,000	387,967

		129,766,508

Finance Companies – 1.26%
AerCap Ireland Capital 3.65% 7/21/27	8,300,000	8,550,369
Aviation Capital Group
144A 4.375% 1/30/24 #	3,060,000	3,224,242
144A 4.875% 10/1/25 #	3,245,000	3,495,370
Avolon Holdings Funding
144A 3.95% 7/1/24 #	7,195,000	7,506,903
144A 4.375% 5/1/26 #	4,270,000	4,515,739
BOC Aviation 144A 2.375% 9/15/21 #	920,000	917,654
International Lease Finance 8.625% 1/15/22	3,390,000	3,814,141

		32,024,418

Insurance – 0.61%
AIA Group 3.125% 3/13/23	890,000	907,712
AssuredPartners 144A 7.00% 8/15/25 #	569,000	580,204
HUB International 144A 7.00% 5/1/26 #	130,000	137,803
MetLife 144A 9.25% 4/8/38 #	2,655,000	3,913,722
Prudential Financial
3.70% 3/13/51	3,275,000	3,445,194
5.375% 5/15/45 µ	2,755,000	2,982,535
USI 144A 6.875% 5/1/25 #	1,743,000	1,786,035
WellCare Health Plans 144A 5.375% 8/15/26 #	1,645,000	1,754,968

		15,508,173

Natural Gas – 0.35%
Brooklyn Union Gas 144A 3.865% 3/4/29 #	6,330,000	6,870,539
NiSource 5.65% µy	2,080,000	2,133,487

		9,004,026

Real Estate Investment Trusts – 0.55%
American Tower Trust #1 144A 3.07% 3/15/23 #	3,070,000	3,110,977

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Arabian Centres Sukuk 144A 5.375% 11/26/24 #	810,000	$834,810
Corporate Office Properties
3.60% 5/15/23	1,750,000	1,800,859
5.25% 2/15/24	1,755,000	1,888,636
CubeSmart
3.00% 2/15/30	3,415,000	3,376,048
3.125% 9/1/26	1,825,000	1,856,308
Kaisa Group Holdings 144A 11.95% 10/22/22 #	1,025,000	1,070,489

		13,938,127

Technology – 2.05%
Baidu 3.875% 9/29/23	1,415,000	1,476,370
Broadcom 144A 3.125% 4/15/21 #	6,425,000	6,503,263
CDK Global 5.00% 10/15/24	1,870,000	2,028,931
CommScope Technologies 144A 5.00% 3/15/27 #	374,000	352,504
Equinix 5.375% 5/15/27	850,000	924,698
Global Payments
2.65% 2/15/25	4,950,000	4,973,511
3.20% 8/15/29	3,600,000	3,679,011
Infor US 6.50% 5/15/22	170,000	172,853
Intel
2.45% 11/15/29	3,540,000	3,529,483
3.25% 11/15/49	2,950,000	2,971,809
International Business Machines 3.00% 5/15/24	9,490,000	9,833,079
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	990,000	1,037,369
NXP
144A 4.125% 6/1/21 #	4,875,000	4,998,873
144A 4.30% 6/18/29 #	1,270,000	1,374,112
144A 4.875% 3/1/24 #	6,435,000	7,019,570
Tencent Holdings 144A 3.28% 4/11/24 #	1,305,000	1,343,163

		52,218,599

Transportation – 0.75%
Adani Ports & Special Economic Zone 144A 4.375% 7/3/29 #	1,050,000	1,089,077
Aeropuertos Argentina 2000 144A 6.875% 2/1/27 #	1,354,844	1,305,015
ASG Finance Designated Activity 144A 7.875% 12/3/24 #	1,201,000	1,169,498
DAE Funding 144A 5.75% 11/15/23 #	1,488,000	1,564,878
FedEx 4.05% 2/15/48	11,275,000	10,879,271
Latam Finance 144A 7.00% 3/1/26 #	1,110,000	1,203,623
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	1,100,000	1,168,403

Diversified Income Series-15

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation (continued)
Rutas 2 and 7 Finance 144A 3.411% 9/30/36 #^	985,000	$641,171

		19,020,936

Utilities – 0.13%
Aegea Finance 144A 5.75% 10/10/24 #	855,000	902,388
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	1,240,000	1,292,145
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	1,280,000	1,223,597

		3,418,130

Total Corporate Bonds (cost $897,727,988)		932,260,089

Loan Agreements – 3.89%
Acrisure Tranche B 1st Lien 6.195% (LIBOR03M + 4.25%) 11/22/23 •	1,115,626	1,117,857
ADT Tranche B 1st Lien 4.944% (LIBOR01M + 3.25%) 1/3/20 •	1,226,925	1,231,697
Altice France Tranche B13 1st Lien 5.74% (LIBOR01M + 4.00%) 8/14/26 •	351,450	353,427
AMC Entertainment Holdings Tranche B1 1st Lien 4.80% (LIBOR01M + 3.00%) 1/31/20 •	1,321,018	1,332,246
American Airlines Tranche B 1st Lien 3.74% (LIBOR01M + 2.00%) 1/15/20 •	1,462,708	1,469,381
Applied Systems 2nd Lien 8.945% (LIBOR03M + 7.00%) 9/19/25	1,609,023	1,651,260
Aramark Services Tranche B3 3.549% (LIBOR01M + 1.75%) 3/11/25 •	979,296	984,651
AssuredPartners Tranche B 1st Lien 5.299% (LIBOR01M + 3.50%) 10/22/24 •	310,466	311,785
athenahealth Tranche B 1st Lien 6.401% (LIBOR03M + 4.50%) 2/11/26 •	952,800	959,144
Avis Budget Car Rental Tranche B 1st Lien 3.80% (LIBOR01M + 2.00%) 2/7/25 •	744,035	749,266
Ball Metalpack Finco Tranche B 2nd Lien 10.659% (LIBOR03M + 8.75%) 7/24/26 •	213,000	172,131
Bausch Health Americas Tranche B 1st Lien 4.74% (LIBOR01M + 3.00%) 1/16/20 •	727,964	733,310
Berry Global Tranche U 4.215% (LIBOR03M + 2.50%) 1/2/20 •	1,551,205	1,558,207
Berry Global Tranche W 3.715% (LIBOR01M + 2.00%) 10/1/22 •	2,175,000	2,186,458

	Principal amount°	Value (US $)

Loan Agreements (continued)
Blue Ribbon 1st Lien 5.891% (LIBOR03M + 4.00%) 11/15/21 •	629,896	$544,939
Boxer Parent Tranche B 1st Lien 6.049% (LIBOR01M + 4.25%) 1/31/20	1,020,539	1,010,492
Buckeye Partners 1st Lien 4.441% (LIBOR01M + 2.75%) 11/1/26 •	1,588,000	1,603,550
Builders FirstSource 1st Lien 4.799% (LIBOR01M + 3.00%) 2/29/24 •	45,263	45,477
BWay Holding Tranche B 1st Lien 5.234% (LIBOR03M + 3.25%) 4/3/24 •	486,099	485,263
Calpine Tranche B9 4.20% (LIBOR03M + 2.25%) 4/5/26 •	597,000	600,571
Change Healthcare Holdings Tranche B 1st Lien 4.299% (LIBOR01M + 2.50%) 1/31/20 •	535,245	537,865
Charter Communications Operating Tranche B2 3.55% (LIBOR01M + 1.75%) 2/1/27 •	1,164,252	1,173,075
Chemours Tranche B-2 3.55% (LIBOR01M + 1.75%) 1/31/20 •	2,858,569	2,799,611
Chuck E. Cheese Tranche B 8.299% (LIBOR01M + 6.50%) 1/31/20 •	248,378	239,436
CityCenter Holdings Tranche B 4.049% (LIBOR01M + 2.25%) 1/31/20 •	1,368,467	1,376,038
Coral US Tranche B4 1st Lien 5.049% (LIBOR01M + 3.25%) 2/2/26 •	192,427	193,855
Core & Main Tranche B 1st Lien 4.528% (LIBOR03M + 2.75%) 3/2/20 •	1,483,509	1,484,114
CPI Holdco 1st Lien 6.195% (LIBOR03M + 4.25%) 3/31/20 •	312,000	313,365
CSC Holdings Tranche B 1st Lien 3.99% (LIBOR01M + 2.25%) 1/15/20 •	789,750	791,724
CSC Holdings Tranche B5 4.24% (LIBOR01M + 2.50%) 4/15/27 •	790,000	795,267
Datto 6.049% (LIBOR01M + 4.25%) 1/31/20 •	820,875	828,571
DaVita Tranche B 4.049% (LIBOR01M + 2.25%) 1/31/20 •	1,636,898	1,650,623
Delek US Holdings Tranche B 4.049% (LIBOR01M + 2.25%) 3/31/25 •	894,097	893,632
DTZ US Borrower Tranche B 5.049% (LIBOR01M + 3.25%) 8/21/25 •	715,938	719,629
Edgewater Generation Tranche B 5.549% (LIBOR01M + 3.75%) 1/31/20 •	529,650	509,347
Ensemble RCM 5.659% (LIBOR03M + 3.75%) 2/3/20 •	786,030	792,417
ExamWorks Group Tranche B1 1st Lien 5.049% (LIBOR01M + 3.25%) 7/27/23 •	1,981,193	1,999,767

Diversified Income Series-16

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Loan Agreements (continued)
Extended Stay Tranche B 3.702% (LIBOR01M + 2.00%) 1/31/20	1,178,605	$1,190,023
Flying Fortress Holdings Tranche B 1st Lien 3.695% (LIBOR03M + 1.75%) 3/31/20 •	421,167	423,305
Garda World Security Tranche B 1st Lien 6.66% (LIBOR03M + 4.75%) 2/27/20 •	802,000	807,681
Gardner Denver Tranche B 1st Lien 4.549% (LIBOR01M + 2.75%) 7/30/24 •	848,735	855,012
Gates Global Tranche B2 1st Lien 4.549% (LIBOR01M + 2.75%) 1/31/20 •	1,103,701	1,106,461
Gentiva Health Services 1st Lien 5.563% (LIBOR01M + 3.75%) 7/2/25 •	1,964,271	1,977,160
Granite Generation Tranche B 1st Lien 5.571% (LIBOR03M + 2.75%) 3/31/20 •	1,831,200	1,817,466
Gray Television Tranche B2 1st Lien 3.947% (LIBOR01M + 2.25%) 1/2/20 •	1,592,396	1,598,491
GVC Holdings Tranche B2 1st Lien 4.446% (LIBOR06M + 2.25%) 3/29/24 •	1,429,235	1,438,764
HCA Tranche B10 1st Lien 3.549% (LIBOR01M + 1.75%) 1/31/20 •	3,027,754	3,048,839
Hilton Worldwide Finance Tranche B2 3.542% (LIBOR01M + 1.75%) 1/27/20 •	188,754	190,406
Howden Tranche B 7.211% (LIBOR03M + 5.25%) 3/31/20 •	341,145	342,851
HUB International Tranche B 1st Lien 4.69% (LIBOR03M + 2.75%) 4/25/25 •	1,970,000	1,971,692
INEOS US Finance Tranche B 1st Lien 3.799% (LIBOR01M + 2.00%) 4/1/24 •	725,386	726,791
Inmarsat Tranche B 0.00% 12/12/26 X	535,310	540,195
Invictus 1st Lien 4.927% (LIBOR03M + 3.00%) 1/31/20 •	601,291	584,004
IQVIA Tranche B3 3.695% (LIBOR03M + 1.75%) 3/31/20 •	1,462,725	1,471,319
Iron Mountain Tranche B 3.549% (LIBOR01M + 1.75%) 1/2/26 •	1,944,317	1,942,680
JBS USA LUX Tranche B 3.702% (LIBOR01M + 2.00%) 1/31/20	387,075	390,289
Kronos Tranche B 1st Lien 4.909% (LIBOR03M + 3.00%) 11/1/23 •	865,697	871,108

	Principal amount°	Value (US $)

Loan Agreements (continued)
Merrill Communications Tranche B 1st Lien 7.089% (LIBOR03M + 5.00%) 1/3/20	427,000	$430,203
MGM Growth Properties Operating Partnership Tranche B 3.799% (LIBOR01M + 2.00%) 3/21/25 •	1,083,823	1,090,500
Microchip Technology 1st Lien 3.80% (LIBOR01M + 2.00%) 1/31/20 •	1,365,368	1,379,021
NFP Tranche B 1st Lien 4.799% (LIBOR01M + 3.00%) 1/31/20 •	1,214,774	1,211,845
ON Semiconductor Tranche B4 1st Lien 3.799% (LIBOR01M + 2.00%) 9/16/26 •	1,704,163	1,718,595
Penn National Gaming Tranche B1 1st Lien 4.049% (LIBOR01M + 2.25%) 1/31/20 •	1,410,750	1,418,842
Perstorp Holding Tranche B 6.695% (LIBOR03M + 4.75%) 3/31/20 •	1,072,893	1,019,248
PQ Tranche B 1st Lien 4.427% (LIBOR03M + 2.50%) 1/31/20 •	2,172,180	2,186,300
Pregis TopCo 1st Lien 5.799% (LIBOR01M + 4.00%) 1/31/20	571,000	572,071
Prestige Brands Tranche B4 1st Lien 3.799% (LIBOR01M + 2.00%) 1/31/20 •	1,073,662	1,082,553
Radiate Holdco Tranche B 4.799% (LIBOR01M + 3.00%) 1/31/20 •	933,857	938,308
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.049% (LIBOR01M + 3.25%) 6/1/23	992,288	994,397
Scientific Games International Tranche B5 1st Lien 4.549% (LIBOR01M + 2.75%) 1/31/20 •	1,148,647	1,153,364
SFR Tranche B11 1st Lien 4.549% (LIBOR01M + 2.75%) 1/31/20 •	869,582	865,054
Sinclair Television Group Tranche B2 1st Lien 4.05% (LIBOR01M + 2.25%) 1/3/24 •	1,201,413	1,203,905
Sprint Communications Tranche B 4.813% (LIBOR01M + 3.00%) 2/2/24 •	752,400	751,450
Sprint Communications Tranche B 1st Lien 4.313% (LIBOR01M + 2.50%) 2/2/24 •	1,552,084	1,541,888
SS&C Technologies Tranche B3 1st Lien 4.049% (LIBOR01M + 2.25%) 1/31/20 •	748,099	753,884
SS&C Technologies Tranche B4 1st Lien 4.049% (LIBOR01M + 2.25%) 1/31/20 •	518,694	522,705

Diversified Income Series-17

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Loan Agreements (continued)
Staples Tranche B1 0.00% 4/16/26 X	418,000	$411,294
Stars Group Holdings Tranche B 5.446% (LIBOR03M + 3.50%) 7/10/25	236,439	238,821
Surgery Center Holdings 1st Lien 5.05% (LIBOR01M + 3.25%) 9/2/24 •	511,384	510,489
Tecta America 1st Lien 6.299% (LIBOR01M + 4.50%) 11/20/25 •	856,350	834,941
Telenet Financing USD Tranche AN 3.99% (LIBOR01M + 2.25%) 8/17/26 •	1,480,000	1,490,638
Titan Acquisition1st Lien 4.799% (LIBOR01M + 3.00%) 3/28/25 •	340,743	335,717
TransDigm Tranche F 4.299% (LIBOR01M + 2.50%) 6/9/23 •	1,776,673	1,784,446
Trident TPI Holdings Tranche B 1st Lien 4.799% (LIBOR01M + 3.00%) 10/17/24 •	653,352	636,746
UGI Tranche B 1st Lien 5.549% (LIBOR01M + 3.75%) 1/31/20	732,320	736,897
Ultimate Software Group 1st Lien 5.549% (LIBOR01M + 3.75%) 5/4/26 •	1,695,525	1,706,829
United Rentals North America Tranche B 1st Lien 3.549% (LIBOR01M + 1.75%) 10/31/25 •	123,438	124,385
US Foods Tranche B 3.799% (LIBOR01M + 2.00%) 1/31/20 •	1,650,863	1,659,960
USI Tranche B 5.945% (LIBOR03M + 4.00%) 3/31/20 •	347,071	348,806
USI Tranche B 1st Lien 4.945% (LIBOR03M + 3.00%) 3/31/20 •	2,877,204	2,880,441
USIC Holdings Tranche B 5.049% (LIBOR01M + 3.25%) 1/31/20 •	403,289	401,777
Vistra Operations Tranche B3 3.537% (LIBOR01M + 1.75%) 1/31/20 •	2,003,096	2,017,244
Zayo Group Tranche B2 1st Lien 4.049% (LIBOR01M + 2.25%) 1/31/20 •	2,093,757	2,102,626
ZelisRedCard Tranche B 1st Lien 6.549% (LIBOR01M + 4.75%) 1/31/20 •	455,200	458,045

Total Loan Agreements (cost $98,669,991)		99,008,220

Municipal Bonds – 0.08%
South Carolina Public Service Authority Series D 4.77% 12/1/45	340,000	402,427
State of California Various Purposes (Taxable Build America Bonds) 7.55% 4/1/39	925,000	1,485,513

Total Municipal Bonds (cost $1,761,513)		1,887,940

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities – 2.59%
American Express Credit Account Master Trust
Series 2018-5 A 2.08% (LIBOR01M + 0.34%) 12/15/25 •	960,000	$959,715
Series 2018-6 A 3.06% 2/15/24	2,260,000	2,300,592
Series 2018-7 A 2.10% (LIBOR01M + 0.36%) 2/17/26 •	500,000	499,806
Barclays Dryrock Issuance Trust Series 2017-1 A 2.07% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 •	540,000	540,355
Chesapeake Funding II Series 2017-3A A2 144A 2.08% (LIBOR01M + 0.34%) 8/15/29 #•	1,447,783	1,446,968
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.21% 11/25/36 •	1,712,988	1,739,415
CNH Equipment Trust Series 2019-B A2 2.55% 9/15/22	5,445,000	5,464,208
Discover Card Execution Note Trust Series 2017-A7 A7 2.10% (LIBOR01M + 0.36%) 4/15/25 •	1,525,000	1,525,074
Hardee’s Funding
Series 2018-1A A2I 144A 4.25% 6/20/48 #	1,802,188	1,812,640
Series 2018-1A A2II 144A 4.959% 6/20/48 #	1,234,375	1,263,531
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	4,385,500	4,386,246
Mercedes-Benz Auto Lease Trust Series 2019-B A2 2.01% 12/15/21	1,000,000	1,000,611
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 2.08% (LIBOR01M + 0.34%) 5/15/23 #•	1,000,000	1,001,238
Series 2019-AA A 144A 2.09% (LIBOR01M + 0.35%) 5/15/23 #•	5,675,000	5,678,291
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 144A 2.422% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #•	950,000	951,569
Nissan Master Owner Trust Receivables Series 2019-B A 2.17% (LIBOR01M + 0.43%) 11/15/23 •	1,250,000	1,251,863
Penarth Master Issuer Series 2018-2A A1 144A 2.195% (LIBOR01M + 0.45%) 9/18/22 #•	3,865,000	3,866,376
PFS Financing Series 2018-E A 144A 2.19% (LIBOR01M + 0.45%) 10/17/22 #•	5,500,000	5,500,792

Diversified Income Series-18

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Taco Bell Funding Series 2016-1A A2II 144A 4.377% 5/25/46 #	1,706,250	$1,717,511
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	545,655	545,213
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	683,346	683,461
Series 2016-1 A1B 144A 2.75% 2/25/55 #•	351,361	351,501
Series 2016-2 A1 144A 3.00% 8/25/55 #•	428,763	432,373
Series 2016-3 A1 144A 2.25% 4/25/56 #•	538,392	536,998
Series 2017-1 A1 144A 2.75% 10/25/56 #•	528,572	532,044
Series 2017-2 A1 144A 2.75% 4/25/57 #•	287,305	289,145
Series 2017-4 M1 144A 3.25% 6/25/57 #•	1,505,000	1,519,570
Series 2018-1 A1 144A 3.00% 1/25/58 #•	529,652	535,065
Toyota Auto Receivables Owner Trust Series 2019-B A2A 2.59% 2/15/22	4,575,000	4,586,705
Trafigura Securitisation Finance
Series 2017-1A A1 144A 2.59% (LIBOR01M + 0.85%) 12/15/20 #•	1,800,000	1,801,755
Series 2018-1A A1 144A 2.47% (LIBOR01M + 0.73%) 3/15/22 #•	3,340,000	3,331,339
Vantage Data Centers Issuer Series 2018-1A A2 144A 4.072% 2/16/43 #	883,500	910,617
Verizon Owner Trust
Series 2017-1A A 144A 2.06% 9/20/21 #	383,002	383,024
Series 2019-B A1B 2.215% (LIBOR01M + 0.45%) 12/20/23 •	2,000,000	2,005,366
Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 2.24% (LIBOR01M + 0.50%) 11/15/22 #•	3,500,000	3,507,969
Wendys Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	1,151,500	1,163,533

Total Non-Agency Asset-Backed Securities (cost $65,694,049)		66,022,479

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations – 1.56%
Chase Home Lending Mortgage Trust
Series 2019-ATR1 A4 144A 4.00% 4/25/49 #•	541,848	$545,101
Series 2019-ATR2 A3 144A 3.50% 7/25/49 #•	1,125,157	1,143,353
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	51,978	52,240
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 4.192% (LIBOR01M + 2.40%) 4/25/31 #•	1,737,383	1,757,472
Series 2019-R01 2M2 144A 4.242% (LIBOR01M + 2.45%) 7/25/31 #•	1,200,000	1,214,610
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #•	975,987	984,897
Series 2018-5 A7 144A 4.00% 9/25/48 #•	514,568	516,943
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #•	612,951	615,105
Holmes Master Issuer Series 2018-2A A2 144A 2.421% (LIBOR03M + 0.42%) 10/15/54 #•	1,418,852	1,418,434
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.405% 6/25/29 #•	560,433	566,489
Series 2014-2 B2 144A 3.405% 6/25/29 #•	209,482	210,941
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	1,050,000	1,049,181
Series 2015-4 B1 144A 3.62% 6/25/45 #•	1,027,630	1,051,902
Series 2015-4 B2 144A 3.62% 6/25/45 #•	737,213	750,030
Series 2015-5 B2 144A 3.172% 5/25/45 #•	1,184,938	1,174,225
Series 2015-6 B1 144A 3.597% 10/25/45 #•	705,532	719,245
Series 2015-6 B2 144A 3.597% 10/25/45 #•	683,484	693,281
Series 2016-4 B1 144A 3.896% 10/25/46 #•	500,042	519,394
Series 2016-4 B2 144A 3.896% 10/25/46 #•	857,871	885,642
Series 2017-1 B3 144A 3.539% 1/25/47 #•	1,686,211	1,695,699
Series 2017-2 A3 144A 3.50% 5/25/47 #•	659,118	670,980
Series 2018-3 A5 144A 3.50% 9/25/48 #•	884,612	896,719

Diversified Income Series-19

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2018-6 1A4 144A 3.50% 12/25/48 #•	515,047	$517,739
Series 2018-7FRB A2 144A 2.458% (LIBOR01M + 0.75%) 4/25/46 #•	868,743	868,183
JPMorgan Trust Series 2015-1 B2 144A 3.219% 12/25/44 #•	1,295,639	1,290,743
New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #•	797,603	818,150
Permanent Master Issuer Series 2018-1A 1A1 144A 2.366% (LIBOR03M + 0.38%) 7/15/58 #•	1,000,000	999,874
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	467,913	474,925
Series 2015-1 B2 144A 3.877% 1/25/45 #•	790,465	807,882
Series 2015-2 B2 144A 3.738% 5/25/45 #•	4,857,460	4,974,514
Series 2017-4 A1 144A 3.50% 7/25/47 #•	673,495	684,404
Series 2017-5 B1 144A 3.854% 8/25/47 #•	3,517,974	3,654,055
Series 2018-5 A4 144A 3.50% 5/25/48 #•	980,130	991,731
Series 2018-8 A4 144A 4.00% 11/25/48 #•	1,347,604	1,358,290
Silverstone Master Issuer Series 2018-1A 1A 144A 2.356% (LIBOR03M + 0.39%) 1/21/70 #•	2,720,000	2,711,432
Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-1 5A2 6.00% 3/25/35 ◆	6,206	617
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 5.188% 4/25/36 •	100,438	99,296
Series 2007-AR10 2A1 4.596% 1/25/38 •	486,188	452,484

Total Non-Agency Collateralized Mortgage Obligations (cost $39,304,065)		39,836,202

	Principal amount°	Value (US $)

Non-Agency Commercial
Mortgage-Backed
Securities – 7.36%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	3,645,000	$3,851,798
Series 2017-BNK5 B 3.896% 6/15/60 •	1,500,000	1,566,708
Series 2017-BNK7 A5 3.435% 9/15/60	2,645,000	2,802,683
Series 2019-BN20 A3 3.011% 9/15/61	1,850,000	1,903,190
Series 2019-BN21 A5 2.851% 10/17/52	5,000,000	5,075,899
BENCHMARK Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	1,270,000	1,366,077
Series 2018-B3 A5 4.025% 4/10/51	1,075,000	1,184,471
Benchmark Mortgage Trust Series 2019-B9 A5 4.016% 3/15/52	8,710,000	9,638,883
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	7,460,000	8,112,312
Series 2019-CF2 A5 2.874% 11/15/52	6,500,000	6,589,545
Series 2019-CF3 A4 3.006% 1/15/53	1,500,000	1,537,195
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	12,150,000	12,684,991
Series 2019-CD8 A4 2.912% 8/15/57	2,650,000	2,699,645
CFCRE Commercial Mortgage Trust
Series 2011-C2 C 144A 5.741% 12/15/47 #•	880,000	917,826
Series 2016-C7 A3 3.839% 12/10/54	5,695,000	6,126,962
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	1,935,000	2,038,098
Series 2015-GC27 A5 3.137% 2/10/48	2,780,000	2,871,692
Series 2016-P3 A4 3.329% 4/15/49	3,100,000	3,249,249
Series 2017-C4 A4 3.471% 10/12/50	1,560,000	1,657,632
Series 2018-C5 A4 4.228% 6/10/51 •	2,100,000	2,345,593
Series 2019-C7 A4 3.102% 12/15/72	1,450,000	1,498,051
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	3,050,000	3,102,895
Series 2013-WWP A2 144A 3.424% 3/10/31 #	2,540,000	2,639,397
Series 2014-CR19 A5 3.796% 8/10/47	9,707,000	10,284,435
Series 2014-CR20 AM 3.938% 11/10/47	7,775,000	8,158,711
Series 2015-3BP A 144A 3.178% 2/10/35 #	3,960,000	4,098,406

Diversified Income Series-20

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
COMM Mortgage Trust Series 2015-CR23 A4 3.497% 5/10/48	1,910,000	$2,009,750
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	1,790,000	1,867,613
Series 2016-C3 A5 2.89% 8/10/49	1,985,000	2,029,226
DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.702% 11/10/46 #•	1,265,000	1,294,938
GS Mortgage Securities Corp II Series 2018-GS10 C 4.412% 7/10/51 •	1,100,000	1,176,280
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #•	1,010,000	1,019,063
Series 2015-GC32 A4 3.764% 7/10/48	1,240,000	1,323,477
Series 2017-GS5 A4 3.674% 3/10/50	2,980,000	3,187,856
Series 2017-GS6 A3 3.433% 5/10/50	4,410,000	4,653,946
Series 2018-GS9 A4 3.992% 3/10/51 •	1,370,000	1,500,826
Series 2018-GS9 C 4.363% 3/10/51 •	400,000	423,939
Series 2019-GC39 A4 3.567% 5/10/52	820,000	878,994
Series 2019-GC42 A4 3.001% 9/1/52	3,750,000	3,849,671
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	3,395,000	3,631,004
Series 2015-C33 A4 3.77% 12/15/48	4,710,000	5,039,978
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	2,080,000	2,154,546
Series 2017-C7 A5 3.409% 10/15/50	3,425,000	3,613,194
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	2,445,000	2,486,860
Series 2015-JP1 A5 3.914% 1/15/49	1,590,000	1,713,604
Series 2016-JP2 A4 2.822% 8/15/49	4,995,000	5,083,783
Series 2016-JP2 AS 3.056% 8/15/49	3,095,000	3,124,788
Series 2016-WIKI A 144A 2.798% 10/5/31 #	1,610,000	1,620,177
Series 2016-WIKI B 144A 3.201% 10/5/31 #	1,490,000	1,501,531
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 •	1,020,476	543,345
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47	1,640,000	1,729,447
Series 2015-C26 A5 3.531% 10/15/48	1,970,000	2,077,816

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29 A4 3.325% 5/15/49	1,620,000	$1,692,263
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 •	1,604,590	1,461,151
Series 2006-T21 B 144A 5.576% 10/12/52 #•	695,202	695,286
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	1,255,927	1,280,681
Series 2018-C9 A4 4.117% 3/15/51 •	2,365,000	2,617,217
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #•	1,000,000	1,018,763
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	1,175,000	1,229,173
Series 2015-NXS3 A4 3.617% 9/15/57	1,250,000	1,326,673
Series 2016-BNK1 A3 2.652% 8/15/49	2,575,000	2,593,193
Series 2017-C38 A5 3.453% 7/15/50	2,240,000	2,372,690
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45	3,605,000	3,663,628

Total Non-Agency Commercial Mortgage-Backed Securities (cost $184,429,345)		187,488,714

Sovereign Bonds – 1.74% Δ
Angola – 0.01%
Angolan Government International Bond 144A 8.00% 11/26/29 #	329,000	351,938

		351,938

Argentina – 0.06%
Argentine Republic Government International Bond
5.625% 1/26/22	2,914,000	1,516,189
6.875% 1/11/48	328,000	158,157

		1,674,346

Azerbaijan – 0.04%
Republic of Azerbaijan International Bond 144A 4.75% 3/18/24 #	861,000	923,949

		923,949

Diversified Income Series-21

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Sovereign Bonds Δ (continued)
Belarus – 0.01%
Republic of Belarus International Bond 144A 6.20% 2/28/30 #	200,000	$212,969

		212,969

Brazil – 0.02%
Brazilian Government International Bond 4.75% 1/14/50	525,000	518,716

		518,716

Chile – 0.01%
Chile Government International Bond 3.50% 1/25/50	200,000	207,062

		207,062

Colombia – 0.05%
Colombia Government International Bond
4.00% 2/26/24	732,000	772,033
5.00% 6/15/45	442,000	514,901

		1,286,934

Dominican Republic – 0.08%
Dominican Republic International Bond 144A 6.00% 7/19/28 #	1,760,000	1,960,829

		1,960,829

Ecuador – 0.06%
Ecuador Government International Bond 144A 10.75% 1/31/29 #	1,592,000	1,556,733

		1,556,733

Egypt – 0.34%
Egypt Government International Bond
144A 5.577% 2/21/23 #	6,735,000	7,058,960
144A 7.60% 3/1/29 #	481,000	527,330
144A 8.70% 3/1/49 #	879,000	985,675

		8,571,965

El Salvador – 0.03%
El Salvador Government International Bond 144A 7.125% 1/20/50 #	675,000	720,775

		720,775

Ghana – 0.03%
Ghana Government International Bond 144A 7.875% 3/26/27 #	752,000	792,274

		792,274

Guatemala – 0.02%
Guatemala Government Bond 144A 4.875% 2/13/28 #	387,000	412,777

		412,777

Indonesia – 0.03%
Indonesia Government International Bond 144A 3.375% 4/15/23 #	450,000	464,006

	Principal amount°	Value (US $)
Sovereign Bonds Δ (continued)
Indonesia (continued)
Indonesia Government International Bond 144A 4.625% 4/15/43 #	230,000	$258,255

		722,261

Ivory Coast – 0.03%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	892,000	901,992

		901,992

Jordan – 0.01%
Jordan Government International Bond 144A 5.75% 1/31/27 #	244,000	258,061

		258,061

Kenya – 0.07%
Kenya Government International Bond 144A 8.00% 5/22/32 #	1,585,000	1,731,078

		1,731,078

Lebanon – 0.02%
Lebanon Government International Bond 6.25% 5/27/22	1,082,000	527,724

		527,724

Mexico – 0.03%
Mexico Government International Bond
3.625% 3/15/22	448,000	462,112
4.60% 2/10/48	378,000	415,212

		877,324

Mongolia – 0.06%
Mongolia Government International Bond 144A 5.625% 5/1/23 #	1,504,000	1,551,310

		1,551,310

Nigeria – 0.03%
Nigeria Government International Bond 144A 7.875% 2/16/32 #	852,000	886,553

		886,553

Panama – 0.01%
Panama Government International Bond 4.50% 5/15/47	218,000	259,842

		259,842

Paraguay – 0.02%
Paraguay Government International Bond 144A 5.40% 3/30/50 #	445,000	514,947

		514,947

Peru – 0.03%
Peruvian Government International Bond 2.844% 6/20/30	644,000	666,120

		666,120

Diversified Income Series-22

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Sovereign Bonds Δ (continued)

Qatar – 0.05%
Qatar Government International Bond 144A 4.00% 3/14/29 #	1,205,000	$1,347,192

		1,347,192

Russia – 0.11%
Russian Foreign Bond - Eurobond 144A
4.25% 6/23/27 #	1,600,000	1,750,109
144A 5.25% 6/23/47 #	800,000	1,003,316

		2,753,425

Saudi Arabia – 0.03%
Saudi Government International Bond 144A 3.625% 3/4/28 #	730,000	772,138

		772,138

Senegal – 0.03%
Senegal Government International Bond 144A 6.75% 3/13/48 #	873,000	880,798

		880,798

South Africa – 0.02%
Republic of South Africa Government International Bond 5.75% 9/30/49	413,000	403,041

		403,041

Sri Lanka – 0.09%
Sri Lanka Government International Bond
144A 5.875% 7/25/22 #	409,000	410,094
144A 6.20% 5/11/27 #	742,000	697,404
144A 7.55% 3/28/30 #	1,110,000	1,104,177

		2,211,675

Turkey – 0.08%
Turkey Government International Bond
5.75% 5/11/47	220,000	195,493
6.35% 8/10/24	850,000	890,119
7.625% 4/26/29	922,000	1,020,785

		2,106,397

Ukraine – 0.13%
Ukraine Government International Bond
144A 7.75% 9/1/26 #	1,720,000	1,884,881
144A 9.75% 11/1/28 #	1,220,000	1,486,723

		3,371,604

Uruguay – 0.05%
Uruguay Government International Bond 4.375% 1/23/31	1,117,110	1,251,442

		1,251,442

Uzbekistan – 0.05%
Republic of Uzbekistan Bond 144A 5.375% 2/20/29 #	1,094,000	1,218,486

		1,218,486

Total Sovereign Bonds (cost $42,726,870)		44,404,677

	Principal amount°	Value (US $)

Supranational Banks – 0.07%
Banque Ouest Africaine de Developpement
144A 4.70% 10/22/31 #	508,000	$517,225
144A 5.00% 7/27/27 #	1,182,000	1,255,875

Total Supranational Banks (cost $1,667,235)		1,773,100

US Treasury Obligations – 18.01%
US Treasury Bonds
2.375% 11/15/49	18,250,000	18,172,952
4.50% 2/15/36	22,675,000	30,045,420
US Treasury Notes
1.50% 9/30/24	235,960,000	233,812,575
1.50% 11/30/24	22,255,000	22,056,693
1.625% 8/15/29	121,725,000	118,513,432
1.75% 7/31/21	1,150,000	1,152,732
US Treasury Strip Principal 2.26% 5/15/44	63,485,000	35,140,903

Total US Treasury Obligations (cost $463,539,920)		458,894,707

	Number of shares

Common Stock – 0.00%
Adelphia Recovery Trust =†	1	0
Century Communications =†	2,500,000	0

Total Common Stock (cost $75,684)		0

Preferred Stock – 0.01%
USB Realty 144A 3.148% (LIBOR03M + 1.147%) #•	300,000	259,206

Total Preferred Stock (cost $240,814)		259,206

Diversified Income Series-23

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Number of shares	Value (US $)

Short-Term Investments – 4.07%
Money Market Mutual Funds – 2.14%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	10,910,858	$10,910,858
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	10,910,858	10,910,858
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	10,910,858	10,910,858
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	10,910,858	10,910,858

	Number of shares	Value (US $)

Short-Term Investments (continued)
Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	10,910,858	$10,910,858

		54,554,290

	Principal amount°

US Treasury Obligation – 1.93% ≠
US Treasury Bill 1.25% 1/31/20	49,110,000	49,094,594

		49,094,594

Total Short-Term Investments (cost $103,638,630)		103,648,884

Total Value of Securities – 99.25% (cost $2,484,646,803)	$2,528,638,949

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $510,617,346, which represents 20.04% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2019. Rate will reset at a future date.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
y	No contractual maturity date.
†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Dec. 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Unfunded Loan Commitments1

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at Dec. 31, 2019:

Borrower	Principal Amount	Value	Unrealized Appreciation (Depreciation)
Inmarsat Tranche B 0.00% 12/12/26	$773,690	$780,750	$22,534

Diversified Income Series-24

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

The following futures contracts were outstanding at Dec. 31, 2019:2

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
614	US Treasury 5 yr Notes	$72,826,159	$73,053,065	3/31/20	$(226,906)	$(14,386)
1,004	US Treasury 10 yr Notes	128,935,568	129,497,235	3/20/20	(561,667)	(109,807)
634	US Treasury Long Bond	98,844,563	100,864,482	3/20/20	(2,019,919)	(217,938)

Total Futures Contracts			$303,414,782		$(2,808,492)	$(342,131)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.

1See Note 11 in “Notes to financial statements.”

2See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

BADLARPP – Argentina Term Deposit Rate

BAML – Bank of America Merrill Lynch

BB – Barclays Bank

CLO – Collateralized Loan Obligation

DB – Deutsche Bank

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange

JPM – JPMorgan

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

RBS – Royal Bank of Scotland

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

USD – US Dollar

WF – Wells Fargo

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-25

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$2,528,638,949
Cash	4,330,876
Cash collateral due from brokers	3,296,200
Foreign currencies, at value[2]	215,932
Dividends and interest receivable	17,186,014
Receivable for series shares sold	929,938
Receivable for securities sold	452,077

Total assets	2,555,049,986

Liabilities:
Payable for securities purchased	4,452,084
Management fees payable to affiliates	1,253,618
Distribution fees payable to affiliates	557,166
Variation margin due to broker on futures contracts	342,131
Other accrued expenses payable	295,516
Other liabilities	172,827
Payable for series shares redeemed	51,782
Trustees’ fees and expenses payable to affiliates	24,900
Dividend disbursing and transfer agent fees and expenses payable to affiliates	16,147
Accounting and administration expenses payable to affiliates	7,483
Legal fees payable to affiliates	3,920
Reports and statements to shareholders expenses payable to affiliates	1,219

Total liabilities	7,178,793

Total Net Assets	$2,547,871,193

Net Assets Consist of:
Paid-in capital	$2,461,637,714
Total distributable earnings (loss)	86,233,479

Total Net Assets	$2,547,871,193

Diversified Income Series-26

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Statement of assets and liabilities (continued)

Net Asset Value:
Standard Class:
Net assets	$348,696,781
Shares of beneficial interest outstanding, unlimited authorization, no par	32,553,526
Net asset value per share	$10.71

Service Class:
Net assets	$2,199,174,412
Shares of beneficial interest outstanding, unlimited authorization, no par	206,946,912
Net asset value per share	$10.63

[1]Investments, at cost	$2,484,646,803
[2]Foreign currencies, at cost	227,751

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-27

Delaware VIP® Trust —

Delaware VIP Diversified Income Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Interest	$85,360,411
Dividends	1,577,145
Foreign tax withheld	(6,438)

86,931,118

Expenses:
Management fees	14,249,021
Distribution expenses – Service Class	6,372,347
Accounting and administration expenses	465,481
Reports and statements to shareholders expenses	368,946
Dividend disbursing and transfer agent fees and expenses	204,498
Trustees’ fees and expenses	144,936
Legal fees	113,945
Custodian fees	94,958
Audit and tax fees	54,853
Registration fees	147
Other	178,513

22,247,645
Less expenses waived	(606,047)
Less expenses paid indirectly	(61,217)

Total operating expenses	21,580,381

Net Investment Income	65,350,737

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*[1]	59,711,630
Foreign currencies	(5,798,186)
Foreign currency exchange contracts	(133,391)
Futures contracts	28,937,449
Options purchased	(348,165)
Swap contracts	1,541,840

Net realized gain	83,911,177

Net change in unrealized appreciation (depreciation) of:
Investments	101,735,968
Foreign currencies	28,968
Foreign currency exchange contracts	(235,266)
Futures contracts	(16,917,884)
Swap contracts	521,333

Net change in unrealized appreciation (depreciation)	85,133,119

Net Realized and Unrealized Gain	169,044,296

Net Increase in Net Assets Resulting from Operations	$234,395,033

*Includes $3,045,916 related to the General Motors term loan litigation. See Note 13 in “Notes to financial statements.”

[1]Includes	$97,784 capital gains taxes paid.

Delaware VIP Trust —

Delaware VIP Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$65,350,737	$77,467,662
Net realized gain (loss)	83,911,177	(68,248,680)
Net change in unrealized appreciation (depreciation)	85,133,119	(68,200,134)

Net increase (decrease) in net assets resulting from operations	234,395,033	(58,981,152)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(9,363,664)	(10,363,469)
Service Class	(55,710,819)	(64,115,915)

	(65,074,483)	(74,479,384)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	37,866,692	26,765,650
Service Class	127,564,154	104,428,900
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,363,664	10,363,469
Service Class	55,710,819	64,115,915

	230,505,329	205,673,934

Cost of shares redeemed:
Standard Class	(44,539,571)	(29,938,183)
Service Class	(164,435,773)	(203,694,779)

	(208,975,344)	(233,632,962)

Increase (Decrease) in net assets derived from capital share transactions	21,529,985	(27,959,028)

Net Increase (Decrease) in Net Assets	190,850,535	(161,419,564)

Net Assets:
Beginning of year	2,357,020,658	2,518,440,222

End of year	$2,547,871,193	$2,357,020,658

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-28

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$9.99	$10.54	$10.29	$10.29	$10.84

Income (loss) from investment operations:
Net investment income[1]	0.31	0.34	0.34	0.27	0.35
Net realized and unrealized gain (loss)	0.71	(0.56)	0.19	0.09	(0.45)

Total from investment operations	1.02	(0.22)	0.53	0.36	(0.10)

Less dividends and distributions from:
Net investment income	(0.30)	(0.33)	(0.28)	(0.36)	(0.33)
Net realized gain	—	—	—	—	(0.12)

Total dividends and distributions	(0.30)	(0.33)	(0.28)	(0.36)	(0.45)

Net asset value, end of period	$10.71	$9.99	$10.54	$10.29	$10.29

Total return[2]	10.43%[3,4]	(2.12% )	5.22%	3.52%	(1.08% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$348,697	$323,184	$333,226	$322,535	$339,023
Ratio of expenses to average net assets[5]	0.62%	0.65%	0.66%	0.67%	0.67%
Ratio of expenses to average net assets prior to fees waived[5]	0.64%	0.65%	0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	2.92%	3.38%	3.22%	2.63%	3.29%
Ratio of net investment income to average net assets prior to fees waived	2.90%	3.38%	3.22%	2.63%	3.29%
Portfolio turnover	171%	143%	145%	247%	250%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 13 in “Notes to financial statements.”
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-29

Delaware VIP® Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$9.92	$10.46	$10.22	$10.22	$10.77

Income (loss) from investment operations:
Net investment income[1]	0.27	0.31	0.31	0.25	0.32
Net realized and unrealized gain (loss)	0.71	(0.55)	0.18	0.08	(0.45)

Total from investment operations	0.98	(0.24)	0.49	0.33	(0.13)

Less dividends and distributions from:
Net investment income	(0.27)	(0.30)	(0.25)	(0.33)	(0.30)
Net realized gain	—	—	—	—	(0.12)

Total dividends and distributions	(0.27)	(0.30)	(0.25)	(0.33)	(0.42)

Net asset value, end of period	$10.63	$9.92	$10.46	$10.22	$10.22

Total return[2]	10.08%[3]	(2.29% )	4.89%	3.28%	(1.34% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,199,174	$2,033,837	$2,185,214	$1,914,341	$1,831,388
Ratio of expenses to average net assets[4]	0.92%	0.93%	0.91%	0.92%	0.92%
Ratio of expenses to average net assets prior to fees waived[4]	0.94%	0.95%	0.96%	0.97%	0.97%
Ratio of net investment income to average net assets	2.62%	3.10%	2.97%	2.38%	3.04%
Ratio of net investment income to average net assets prior to fees waived	2.60%	3.08%	2.92%	2.33%	2.99%
Portfolio turnover	171%	143%	145%	247%	250%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 13 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-30

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019, the Series held no investments in repurchase agreements.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its

Diversified Income Series-31

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $61,216 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective April 30, 2019, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.60% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* Prior to April 30, 2019, the waiver was 0.67% of the Series’ average daily net assets. These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Diversified Income Series-32

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $93,889 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $184,111 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $69,527 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Dec. 31, 2019 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between fund of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. There were no securities purchases under Rule 17a-7 during the year ended Dec. 31, 2019. Pursuant to these procedures, for the year ended Dec. 31, 2019, the Series engaged in securities sales of $1,913,728, which resulted in net realized losses of $25,813.

*The aggregate contractual waiver period covering this report is from April 30, 2018 through April 30, 2020.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$1,251,613,034
Purchases of US government securities	2,765,774,242
Sales other than US government securities	1,660,346,663
Sales of US government securities	2,401,585,790

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Notes to financial statements (continued)

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Investments	Appreciation of	Depreciation of	Appreciation of
and Derivatives	Investments	Investments	Investments
$2,483,847,974	$58,036,925	$(16,054,442)	$41,982,483

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$837,816,560	$—	$837,816,560
Collateralized Debt Obligations	—	48,685,566	—	48,685,566
Corporate Debt	—	932,260,089	—	932,260,089
Foreign Debt	—	46,177,777	—	46,177,777
Municipal Bonds	—	1,887,940	—	1,887,940
Loan Agreements	—	99,008,220	—	99,008,220
US Treasury Obligations	—	458,894,707	—	458,894,707
Common Stock	—	—	—	—
Preferred Stock	—	259,206	—	259,206
Short-Term Investments[1]	54,554,290	49,094,594	—	103,648,884

Total Value of Securities	$54,554,290	$2,474,084,659	$—	$2,528,638,949

Derivatives:[2]
Liabilities:
Futures Contracts	(2,808,492)	—	—	(2,808,492)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Short-Term Investments	52.63%	47.37%	—	100.00%

2Futures Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$65,074,483	$74,479,384

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Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,461,637,714
Undistributed ordinary income	63,357,096
Capital loss carryforwards	(19,106,100)
Net unrealized appreciation on investments, foreign currencies, and derivatives	41,982,483

Net assets	$2,547,871,193

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, CDS adjustment, market premium adjustment on debt instruments and straddle losses.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Dec. 31, 2019, the Fund utilized $65,477,334 of capital loss carryforwards.

At Dec. 31, 2019, capital loss carryforwards available to offset future realized gains were as follows:

Loss carryforward character
	No Expiration
Short-term	Long-term	Total
$—	$19,106,100	$19,106,100

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	3,615,992	2,642,484
Service Class	12,272,389	10,279,208

Shares issued upon reinvestment of dividends and distributions:
Standard Class	927,095	1,031,191
Service Class	5,548,886	6,418,010

	22,364,362	20,370,893

Shares redeemed:
Standard Class	(4,329,285)	(2,963,149)
Service Class	(15,958,571)	(20,497,216)

	(20,287,856)	(23,460,365)

Net increase (decrease)	2,076,506	(3,089,472)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

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Notes to financial statements (continued)

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at Dec. 31, 2019.

During the year end Dec. 31, 2019, the Series entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended Dec. 31, 2019, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No option contracts were outstanding at Dec. 31, 2019.

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Notes to financial statements (continued)

8. Derivatives (continued)

During the year ended Dec. 31, 2019, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions, to protect the value of portfolio securities, and to manage the Series’ exposure to changes in foreign currencies.

Swap Contracts — The Series may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Series may invest in interest rate swap contracts to manage the Series’ sensitivity to interest rates or to hedge against changes in interest rates. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2019, the Series did not enter into interest rate swap contracts.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2019, the Series entered into CDS contracts as a seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at Dec. 31, 2019.

During the year ended Dec. 31, 2019, the Series entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security,

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Notes to financial statements (continued)

8. Derivatives (continued)

instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

Fair values of derivative instruments as of Dec. 31, 2019 were as follows:

Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(2,808,492)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Dec. 31, 2019. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2019 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency	Futures	Options	Swap
	Exchange Contracts	Contracts	Purchased	Contracts	Total
Currency contracts	$(133,391)	$—	$—	$—	$(133,391)
Equity contracts	—	(1,405,517)	(290,553)	—	(1,696,070)
Interest rate contracts	—	30,342,966	(57,612)	—	30,285,354
Credit contracts	—	—	—	1,550,070	1,550,070

Total	$(133,391)	$28,937,449	$(348,165)	$1,550,070	$30,005,963

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency	Futures	Swaps
	Exchange Contracts	Contracts	Contracts	Total
Currency contracts	$(235,266)	$—	$—	$(235,266)
Equity contracts	—	(278,736)	—	(278,736)
Interest rate contracts	—	(16,639,148)	—	(16,639,148)
Credit contracts	—	—	521,333	521,333

Total	$(235,266)	$(16,917,884)	$521,333	$(16,631,817)

The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2019:

	Long Derivatives Volume		Short Derivatives Volume
Foreign currency exchange contracts (average notional value)	USD	17,496,642	USD	19,581,438
Futures contracts (average notional value)		373,656,568		14,133,670
Options contracts (average value)		36,170		—
CDS contracts (average notional value)*		—		14,295,964

* Long represents buying protection and short represents selling protection.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the

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Notes to financial statements (continued)

9. Offsetting (continued)

ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Master Securities Forward Transaction Agreements

Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Series and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of Dec. 31, 2019, the following table is a summary of the Series’ TBA securities by counterparty which are subject to offsetting under MFA:

Counterparty	TBA at Value	Cash Collateral Received	Cash Collateral Pledged	Net Exposure(a)
Goldman Sachs Bank USA	$1,671,773	$—	$—	$1,671,773

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent, and the borrower.

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Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

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Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

11. Credit and Market Risk (continued)

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. Because it was believed that the Series was a secured creditor, the Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Series was an unsecured creditor and, as an unsecured creditor, the Series should not have received payment in full. Based on available information related to the litigation and the Series’ potential exposure, the Series previously recorded a contingent liability of $4,351,308 and an asset of $1,305,392 based on the potential recoveries by the estate that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Series, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Series recognizing a gain in the amount of the liability reversed.

14. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Diversified Income Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MIMEL, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Nature, extent, and quality of services. The Board considered the services provided by MIMEL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMEL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Diversified Income Series at a meeting held August 21-22, 2019 (continued)

performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a core plus bond fund. Management believes that it would be more appropriate to include the Series in the general bond funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of all core plus bond funds underlying variable insurance products, and the other, consisting of all general bond funds underlying variable insurance products. When compared to other core plus bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe and the Series’ total return for the 10-year period was in the second quartile of its Performance Universe. When compared to other general bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that Series’ total return for the 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other core plus bond funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. When compared to other core plus bond/general bond funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Diversified Income Series at a meeting held August 21-22, 2019 (continued)

Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

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Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015	President — Macquarie Investment Management[2] (June 2015-Present)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

February 1970		Trustee since September 2015	Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chair and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	95	None

October 1947		Chair since March 2015
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
January 1953					(July 2004–July 2014)

Diversified Income Series-47

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95	Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present) Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee

Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate

Income Trust, Inc.

(2018–Present)

Director — Federal Reserve

Bank of Philadelphia

(January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer —Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust

(August 2011–Present)

Director; Strategic Planning

and Reserves Committee

and Nominating and Governance Committee

Member — Callon

Petroleum Company

(December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc.

(March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95	Director — HSBC North America Holdings Inc. (December 2013-Present) Director — HSBC USA Inc.
					(July 2014-Present)

					Director — HSBC Bank USA, National Association (July 2014-March 2017)

					Director — HSBC Finance Corporation (December 2013-April 2018)

Diversified Income Series-48

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee

and Audit Committee Member — H & R

Block Corporation

(July 2008–Present)

Director; Chair of Investments

Committee and Audit Committee Member — Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and

Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund

(December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Diversified Income Series-49

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Diversified Income Series-50

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) the SEC’s website at sec.gov.

AR-VIPDIVINC 22462 (2/20) (1073909)	Diversified Income Series-51

Delaware VIP® Trust

Delaware VIP Emerging Markets Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / country and sector allocations	6

Schedule of investments	7

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	14

Report of independent registered public accounting firm	22

Other Series information	23

Board of trustees / directors and officers addendum	26

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of June. 30, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Emerging Markets Series (the “Series”) Standard Class shares gained 22.63% and Service Class shares gained 22.25%. Both returns reflect reinvestment of all dividends. By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, gained 18.42% (net) and 18.88% (gross) for the same period.

Emerging markets lagged developed market indices amid ongoing trade tensions and concerns about slowing economic growth. Country-level performance showed large dispersion. While trade concerns pressured China, the absence thereof in Russia supported strong equity performance. Argentina was by far the weakest performer during the fiscal year after surprise primary election results precipitated a severe selloff in both equities and the peso. Sector performance was positive across sectors with technology and consumer discretionary performing the strongest while healthcare and materials performed the weakest.

Due to stock selection, India was the largest contributor to the Series’ relative performance during the 12-month period. Shares of Reliance Industries Ltd. rose when the company disclosed its intent to become debt-free over the next few years. The company also announced a nonbinding agreement to sell a stake in its refining and chemicals businesses. We continue to hold a favorable view as Reliance Industries focuses on strengthening its burgeoning telecommunications, media, and retail businesses.

In Brazil, stock selection and the Series’ overweight allocation contributed to relative performance during the 12-month period. Shares of B2W Companhia Digital rose in concert with an improved outlook for Brazil’s economy and positive developments on pension reform. We continue to believe B2W is well positioned for structural growth in Brazil’s ecommerce industry, which is still in its early stages of development.

In Taiwan, stock selection contributed to the Series’ relative performance during the fiscal year. MediaTek Inc. and Taiwan Semiconductor Manufacturing Co. Ltd. benefited from strength in 5G wireless technology-related orders and easing restrictions on Huawei. Shares of Hon Hai Precision Industry Co. Ltd. rose on the back of favorable iPhone shipments. As mobile technology penetrates more deeply into everyday products, we believe there may be attractive structural growth opportunities for all three companies.

In Russia, the Series’ overweight allocation contributed to relative performance during the 12-month period. Shares of Sberbank of Russia PJSC rose as the ruble appreciated, driven by oil price strength. Additionally, shares of Yandex NV rose after the company proposed a new corporate structure that reduces regulatory uncertainty. Rising oil prices also buoyed several of the Series’ Russian energy holdings.

Conversely, China was the largest detractor from relative performance due to the Series’ underweight allocation and stock selection during the 12-month period. Several of the Series’ Internet holdings detracted from performance as increased competition for online advertising and concerns about slower economic growth continued to weigh on Sohu.com Ltd., SINA Corp., Baidu Inc., and Weibo Corp. Despite these concerns, we believe that these companies remain well positioned for long-term consumption growth trends and that valuations are inexpensive.

The Series’ overweight allocation to Argentina also detracted from performance. The market fell significantly during the third quarter of 2019 after surprising primary election results led to weakness in the peso.

Mexico detracted from the Series’ relative performance due to stock selection. Shares of Grupo Televisa SAB declined due to weakness in advertising; we maintain our belief that valuations, underpinned by the cable business, are compelling.

At a stock level, SK Telecom Co. Ltd. was the largest detractor from the Series’ relative performance. Shares of SK Telecom underperformed due to ongoing concerns about 5G investment spending weighing on profitability. We continue to believe that the stock’s inexpensive valuations reflect this concern and that improvement in the company’s non-telecommunications businesses can support profit growth.

Among sectors, technology was the largest contributor to performance during the 12-month period, as several of the Series’ semiconductor holdings outperformed. Energy, driven by Reliance Industries and several of the Series’ Russian energy holdings, also contributed to performance. In contrast, communication services detracted the most from relative performance led by several of the Series’ Chinese Internet companies and SK Telecom. Real estate also detracted from the Series’ relative performance due to stock selection.

Our positive long-term view on emerging market equities remains intact. Despite ongoing political and macroeconomic concerns, we believe that growth prospects for emerging economies remain favorable. We continue to believe that the Chinese economy will muddle through, supported by structural growth in consumption, improvement in living standards, and targeted policies from the government. In the near-term, macro risks appear to dominate investor sentiment. However, we believe that these risks may be more manageable than the market appears to reflect.

Emerging Markets Series-1

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Portfolio management review (continued)	January 7, 2020 (Unaudited)

Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We have found that in markets where price action is heavily macro driven, investors can often misprice individual companies significantly.

Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. We currently hold overweight positions in South Korea, Brazil, Russia, and Mexico. Conversely, we are currently underweight China, South Africa, Saudi Arabia, and Thailand. Sectors we currently favor include communication services, energy (largely due to Series holding Reliance Industries), consumer staples, and technology. Our largest underweight is in financials.

During the fiscal year ended Dec. 31, 2019, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. The foreign currency exchange contracts did not have a material effect on the Series’ performance.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Emerging Markets Series-2

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Emerging Markets Series Average annual total returns For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on May 1, 1997)	+22.63%	+13.22%	+7.17%	+4.53%	+7.52%
Service Class shares (commenced operations on May 1, 2000)	+22.25%	+12.91%	+6.88%	+4.26%	+9.62%
MSCI Emerging Markets Index (net)	+18.42%	+11.57%	+5.61%	+3.68%	n/a
MSCI Emerging Markets Index (gross)	+18.88%	+11.99%	+6.01%	+4.04%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.58%, while total operating expenses for Standard Class and Service Class shares were 1.34% and 1.64%, respectively. The management fee for Standard Class and Service Class shares was 1.24%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.28% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* Prior to April 30, 2019, the expenses were capped at 1.36% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

Emerging Markets Series-3

Delaware VIP® Emerging Markets Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
— Delaware VIP Emerging Markets Series (Standard Class)	$10,000	$15,570
– –MSCI Emerging Markets Index (gross)	$10,000	$14,862
- - -MSCI Emerging Markets Index (net)	$10,000	$14,350

The graph shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-4

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,135.20	1.28%	$6.89
Service Class	1,000.00	1,133.70	1.58%	8.50
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.75	1.28%	$6.51
Service Class	1,000.00	1,017.24	1.58%	8.03

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Emerging Markets Series-5

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Security type / country and sector allocations

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	94.97%
Argentina	1.57%
Bahrain	0.07%
Brazil	12.16%
Chile	0.60%
China/Hong Kong	28.40%
India	9.51%
Indonesia	0.47%
Japan	0.35%
Malaysia	0.12%
Mexico	4.42%
Peru	0.85%
Republic of Korea	17.76%
Russia	7.10%
South Africa	0.57%
Taiwan	10.14%
Turkey	0.66%
United Kingdom	0.22%
Convertible Preferred Stock	0.04%
Preferred Stock by Country	6.11%
Brazil	1.49%
Republic of Korea	3.01%
Russia	1.61%
Participation Notes	0.00%
Total Value of Securities	101.12%
Liabilities Net of Receivables and Other Assets	(1.12%)
Total Net Assets	100.00%

Common stock, convertible preferred stock, preferred stock, and participation notes by sector²	Percentage of net assets
Communication Services	18.16%
Consumer Discretionary	10.60%
Consumer Staples	11.82%
Energy	16.64%
Financials	6.13%
Healthcare	1.88%
Industrials	1.39%
Information Technology[1]	29.22%
Materials	3.24%
Real Estate	1.05%
Utilities	0.99%
Total	101.12%

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

1 To monitor compliance with the Series’ concentration guidelines, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, Electronics, Internet and Semiconductors. As of Dec. 31, 2019, such amounts, as a percentage of total net assets, were 2.04%, 5.06%, and 22.12%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Emerging Markets Series-6

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)

Common Stock – 94.97% Δ
Argentina – 1.57%
Arcos Dorado’s Holdings Class A	449,841	$3,643,712
Cablevision Holding GDR †	262,838	1,338,954
Cresud ADR †	352,234	2,479,727
Grupo Clarin GDR Class B 144A #=†	77,680	85,890
IRSA Inversiones y Representaciones ADR †	430,000	2,975,600
IRSA Propiedades Comerciales ADR	16,272	272,551

		10,796,434

Bahrain – 0.07%
Aluminium Bahrain GDR 144A #†	91,200	505,522

		505,522

Brazil – 12.16%
AES Tiete Energia	334,917	1,337,936
Atacadao	383,261	2,224,661
B2W Cia Digital †	2,276,303	35,570,241
Banco Bradesco ADR	718,080	6,426,816
Banco Santander Brasil ADR	53,466	648,543
BRF ADR †	788,900	6,863,430
Cia Brasileira de Distribuicao ADR	118,677	2,595,466
Itau Unibanco Holding ADR	1,049,325	9,601,324
Petroleo Brasileiro ADR	83,906	1,337,462
Rumo †	234,448	1,521,141
Telefonica Brasil ADR	392,181	5,616,032
TIM Participacoes ADR	264,100	5,046,951
Vale	161,197	2,135,829
Vale ADR †	197,300	2,604,360

		83,530,192

Chile – 0.60%
Latam Airlines Group ADR	140,000	1,422,400
Sociedad Quimica y Minera de Chile ADR	100,000	2,669,000

		4,091,400

China/Hong Kong – 28.40%
Alibaba Group Holding ADR †	137,900	29,248,590
Baidu ADR †	53,600	6,775,040
BeiGene †	182,800	2,345,906
BeiGene ADR †	11,002	1,823,691
China Mengniu Dairy †	1,448,000	5,853,471
China Mobile ADR	381,200	16,113,324
China Petroleum & Chemical ADR	42,234	2,540,375
CNOOC	3,334,000	5,545,043
Genscript Biotech †	1,158,000	2,630,366
JD.com ADR †	294,000	10,357,620
Kunlun Energy	3,622,900	3,198,741
Kweichow Moutai Class A	120,613	20,483,968
PetroChina Class H	3,000,000	1,505,332
Ping An Insurance Group Co. of China Class H	324,000	3,829,473
SINA †	200,000	7,986,000
Sohu.com ADR †	491,279	5,492,499
Tencent Holdings	720,000	34,705,029

	Number of shares	Value (US $)

Common Stock Δ (continued)
China/Hong Kong (continued)
Tencent Music Entertainment Group ADR †	159	$1,867
Tianjin Development Holdings	35,950	10,519
Tingyi Cayman Islands Holding	1,706,000	2,911,823
Trip.com Group ADR †	130,000	4,360,200
Tsingtao Brewery Class H	1,499,429	10,073,420
Uni-President China Holdings	2,800,000	2,939,312
Weibo ADR †	40,000	1,854,000
Wuliangye Yibin Class A	630,892	12,046,879
ZhongAn Online P&C Insurance Class H 144A #†	109,400	394,510

		195,026,998

India – 9.51%
Dr Reddy’s Laboratories ADR	110,000	4,463,800
Indiabulls Real Estate GDR †	44,628	40,835
Natco Pharma	200,000	1,662,834
Reliance Industries	1,200,000	25,454,008
Reliance Industries GDR 144A #	756,027	32,168,949
Sify Technologies ADR	91,200	112,176
Tata Motors ADR †	110,000	1,422,300

		65,324,902

Indonesia – 0.47%
Astra International	6,500,000	3,237,603

		3,237,603

Japan – 0.35%
Renesas Electronics †	350,000	2,391,183

		2,391,183

Malaysia – 0.12%
UEM Sunrise †	4,748,132	818,343

		818,343

Mexico – 4.42%
America Movil ADR Class L	213,289	3,412,624
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santander ADR	276,900	1,877,382
Becle	1,571,000	2,920,569
Cemex ADR	506,188	1,913,391
Coca-Cola Femsa ADR	81,700	4,952,654
Fomento Economico Mexicano ADR	39,807	3,762,160
Grupo Financiero Banorte Class O	475,400	2,654,144
Grupo Lala	606,200	525,486
Grupo Televisa ADR	707,700	8,301,321

		30,319,731

Emerging Markets Series-7

Delaware VIP® Emerging Markets Series

Schedule of investments (continued)

	Number of shares	Value (US $)

Common Stock Δ (continued)
Peru – 0.85%
Cia de Minas Buenaventura ADR	384,440	$5,805,044

		5,805,044

Republic of Korea – 17.76%
KB Financial Group ADR	72,000	2,978,640
LG Display ADR †	188,309	1,306,864
LG Electronics	62,908	3,907,669
LG Uplus	270,507	3,317,839
Lotte	69,206	2,326,120
Lotte Chilsung Beverage	14,210	1,715,110
Lotte Confectionery	8,599	1,109,450
Samsung Electronics	907,636	43,736,148
Samsung Life Insurance	71,180	4,576,141
SK Hynix	360,000	29,281,592
SK Telecom	25,491	5,252,384
SK Telecom ADR	971,935	22,461,418

		121,969,375

Russia – 7.10%
ENEL RUSSIA PJSC GDR	15,101	11,208
Etalon Group GDR 144A #	354,800	618,062
Gazprom PJSC ADR	1,043,900	8,589,209
LUKOIL PJSC ADR (London International Exchange)	72,953	7,235,479
Mobile TeleSystems PJSC ADR	119,402	1,211,930
Rosneft Oil PJSC GDR	1,449,104	10,445,142
Sberbank of Russia PJSC	2,219,648	9,110,512
Surgutneftegas PJSC ADR	294,652	2,376,368
T Plus =	25,634	0
VEON ADR	756,988	1,915,180
Yandex Class A †	166,000	7,219,340

		48,732,430

South Africa – 0.57%
Impala Platinum Holdings †	309,000	3,166,334
Sun International †	210,726	600,312
Tongaat Hulett †	182,915	157,639

		3,924,285

Taiwan – 10.14%
Hon Hai Precision Industry	4,184,564	12,674,998
MediaTek	1,045,000	15,460,436
Taiwan Semiconductor Manufacturing	3,756,864	41,482,536

		69,617,970

Turkey – 0.66%
Turkcell Iletisim Hizmetleri	730,024	1,693,449
Turkiye Sise ve Cam Fabrikalari	3,243,612	2,873,396

		4,566,845

		Number of shares	Value (US $)

Common Stock Δ (continued)
United Kingdom – 0.22%
Griffin Mining †		1,642,873	$1,490,662

			1,490,662

Total Common Stock (cost $542,361,542)			652,148,919

Convertible Preferred Stock – 0.04%
CJ y†	KRW	4,204	263,195

Total Convertible Preferred Stock (cost $470,722)			263,195

Preferred Stock – 6.11% Δ
Brazil – 1.49%
Centrais Eletricas Brasileiras Class B 3.81%		233,700	2,221,565
Gerdau 1.37%		389,400	1,936,013
Petroleo Brasileiro ADR 3.08%		403,795	6,024,621

			10,182,199

Republic of Korea – 3.01%
CJ 3.35%		28,030	1,121,677
Samsung Electronics 2.29%		499,750	19,566,139

			20,687,816

Russia – 1.61%
Transneft PJSC 6.09%		3,887	11,069,257

			11,069,257

Total Preferred Stock (cost $23,548,608)			41,939,272

Participation Notes – 0.00%
Lehman Indian Oil CW 12 LEPO 144A =†		100,339	0
Lehman Oil & Natural Gas CW 12 LEPO =†		146,971	0

Total Participation Notes (cost $4,952,197)			0

Emerging Markets Series-8

Delaware VIP® Emerging Markets Series

Schedule of investments (continued)

Total Value of Securities – 101.12% (cost $571,333,069)	$694,351,386

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $33,772,933, which represents 4.92% of the Series’ net assets. See Note 10 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
y	Exercise price and conversion date to be announced.
†	Non-income producing security.

Summary of Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

KRW – South Korean Won

LEPO – Low Exercise Price Option

PJSC – Public Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-9

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$694,351,386
Foreign currencies, at value[2]	95,025
Dividends and interest receivable	2,082,528
Foreign tax reclaims receivable	57,183
Receivable for series shares sold	18,994

Total assets	696,605,116

Liabilities:
Cash due to custodian	7,204,104
Payable for series shares redeemed	612,918
Investment management fees payable	670,483
Other accrued expenses	251,423
Distribution fees payable to affiliates	89,652
Trustees’ fees and expenses payable	6,452
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,291
Accounting and administration expenses payable to affiliates	2,238
Legal fees payable to affiliates	1,001
Reports and statements to shareholders expenses payable to affiliates	329
Capital gains tax payable	1,073,207

Total liabilities	9,916,098

Total Net Assets	$686,689,018

Net Assets Consist of:
Paid-in capital	$558,734,179
Total distributable earnings (loss)	127,954,839

Total Net Assets	$686,689,018

Standard Class:
Net assets	$328,523,735
Shares of beneficial interest outstanding, unlimited authorization, no par	13,533,969
Net asset value per share	$24.27

Service Class:
Net assets	$358,165,283
Shares of beneficial interest outstanding, unlimited authorization, no par	14,818,727
Net asset value per share	$24.17
[1]Investments, at cost	$571,333,069
[2]Foreign currencies, at cost	92,622

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-10

Delaware VIP® Trust —

Delaware VIP Emerging Markets Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$15,633,485
Interest	6,714
Foreign tax withheld	(2,133,354)

13,506,845

Expenses:
Management fees	7,745,128
Distribution expenses - Service Class	1,017,916
Custodian fees	226,979
Accounting and administration expenses	147,484
Reports and statements to shareholders	71,387
Dividend disbursing and transfer agent fees and expenses	52,255
Audit and tax	45,135
Trustees’ fees and expenses	36,715
Legal fees	30,935
Registration fees	77
Other	31,789

9,405,800
Less expenses waived	(274,311)
Less expenses paid indirectly	(902)

Total operating expenses	9,130,587

Net Investment Income	4,376,258

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,480,264
Foreign currencies	(125,052)
Foreign currency exchange contracts	(116,342)

Net realized gain	12,238,870

Net change in unrealized appreciation (depreciation) of:
Investments*	112,178,345
Foreign currencies	(1,415,873)

Net change in unrealized appreciation (depreciation)	110,762,472

Net Realized and Unrealized Gain	123,001,342

Net Increase in Net Assets Resulting from Operations	$127,377,600

*Includes $1,408,431 increase in capital gains taxes accrued.

Delaware VIP Trust —

Delaware VIP Emerging Markets Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,376,258	$3,403,499
Net realized gain	12,238,870	13,927,474
Net change in unrealized appreciation (depreciation)	110,762,472	(120,672,692)

Net increase (decrease) in net assets resulting from operations	127,377,600	(103,341,719)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(8,257,932)	(9,054,720)
Service Class	(8,689,861)	(12,652,674)

	(16,947,793)	(21,707,394)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	70,533,764	51,044,803
Service Class	23,247,432	40,892,411
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,257,932	9,054,720
Service Class	8,689,861	12,652,674

	110,728,989	113,644,608

Cost of shares redeemed:
Standard Class	(36,839,690)	(64,347,724)
Service Class	(57,751,699)	(41,351,896)

	(94,591,389)	(105,699,620)

Increase in net assets derived from capital share transactions	16,137,600	7,944,988

Net Increase (Decrease) in Net Assets	126,567,407	(117,104,125)

Net Assets:
Beginning of year	560,121,611	677,225,736

End of year	$686,689,018	$560,121,611

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-11

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class
		Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$20.36	$25.06	$17.94	$16.27	$19.54

Income (loss) from investment operations:
Net investment income[1]	0.19	0.16	0.53	0.09	0.13
Net realized and unrealized gain (loss)	4.35	(3.98)	6.72	2.15	(2.86)

Total from investment operations	4.54	(3.82)	7.25	2.24	(2.73)

Less dividends and distributions from:
Net investment income	(0.15)	(0.80)	(0.13)	(0.19)	(0.16)
Net realized gain	(0.48)	(0.08)	—	(0.38)	(0.38)

Total dividends and distributions	(0.63)	(0.88)	(0.13)	(0.57)	(0.54)

Net asset value, end of period	$24.27	$20.36	$25.06	$17.94	$16.27

Total return[2]	22.63% [3]	(15.81% )	40.55% [3]	13.93% [3]	(14.51% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$328,524	$236,592	$291,019	$196,918	$172,098
Ratio of expenses to average net assets	1.30%	1.34%	1.36%	1.37%	1.37%
Ratio of expenses to average net assets prior to fees waived	1.34%	1.34%	1.38%	1.40%	1.37%
Ratio of net investment income to average net assets	0.86%	0.71%	2.40%	0.53%	0.70%
Ratio of net investment income to average net assets prior to fees waived	0.82%	0.71%	2.38%	0.50%	0.70%
Portfolio turnover	20%	11%	6%	8%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-12

Delaware VIP® Emerging Markets Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class
		Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$20.28	$24.97	$17.88	$16.21	$19.48

Income (loss) from investment operations:
Net investment income[1]	0.12	0.10	0.48	0.05	0.08
Net realized and unrealized gain (loss)	4.34	(3.97)	6.69	2.14	(2.86)

Total from investment operations	4.46	(3.87)	7.17	2.19	(2.78)

Less dividends and distributions from:
Net investment income	(0.09)	(0.74)	(0.08)	(0.14)	(0.11)
Net realized gain	(0.48)	(0.08)	—	(0.38)	(0.38)

Total dividends and distributions	(0.57)	(0.82)	(0.08)	(0.52)	(0.49)

Net asset value, end of period	$24.17	$20.28	$24.97	$17.88	$16.21

Total return[2]	22.25%	(16.03% )	40.22%	13.68%	(14.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$358,165	$323,530	$386,207	$310,258	$310,063
Ratio of expenses to average net assets	1.60%	1.62%	1.61%	1.62%	1.62%
Ratio of expenses to average net assets prior to fees waived	1.64%	1.64%	1.68%	1.70%	1.67%
Ratio of net investment income to average net assets	0.56%	0.43%	2.15%	0.28%	0.45%
Ratio of net investment income to average net assets prior to fees waived	0.52%	0.41%	2.08%	0.20%	0.40%
Portfolio turnover	20%	11%	6%	8%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-13

Delaware VIP® Trust – Delaware VIP Emerging Markets Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value.

Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019, the Series had no open repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments attributable to changes in foreign exchange rates from that which is due to changes in market prices. These

Emerging Markets Series-14

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $899 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $3 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 1.25% on the first $500 million of average daily and paid monthly net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

Effective April 30, 2019, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 1.28% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* Prior to April 30, 2019, the expenses were capped at 1.36% of the Series’ average daily net assets. These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $26,851 for these services.

Emerging Markets Series-15

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $46,845 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $17,223 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

* The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$135,117,410
Sales	122,764,065

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of Investments and derivatives	Aggregate Unrealized Appreciation of Investments and derivatives	Aggregate Unrealized Depreciation of Investments and derivatives	Net Unrealized Appreciation of Investments and derivatives
$582,413,533	$231,822,152	$(119,884,299)	$111,937,853

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Emerging Markets Series-16

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Argentina	$9,371,590	$1,338,954	$85,890	$10,796,434
Bahrain	—	505,522	—	505,522
Brazil	83,530,192	—	—	83,530,192
Chile	4,091,400	—	—	4,091,400
China/Hong Kong	195,026,998	—	—	195,026,998
India	65,324,902	—	—	65,324,902
Indonesia	—	3,237,603	—	3,237,603
Japan	—	2,391,183	—	2,391,183
Malaysia	818,343	—	—	818,343
Mexico	30,319,731	—	—	30,319,731
Peru	5,805,044	—	—	5,805,044
Republic of Korea	26,746,922	95,222,453	—	121,969,375
Russia	38,992,648	9,739,782	—	48,732,430
South Africa	3,766,646	157,639	—	3,924,285
Taiwan	69,617,970	—	—	69,617,970
Turkey	4,566,845	—	—	4,566,845
United Kingdom	1,490,662	—	—	1,490,662
Convertible Preferred Stock	—	263,195	—	263,195
Preferred Stock[1]	10,182,199	31,757,073	—	41,939,272
Participation Notes	—	—	—	—

Total Value of Securities	$549,652,092	$144,613,404	$85,890	$694,351,386

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 24.28% and 75.72%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

As a result of utilizing international fair value pricing at Dec. 31, 2019, a portion of the common stock in the portfolio was categorized as Level 2.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

Emerging Markets Series-17

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$4,437,571	$21,707,394
Long-term capital gain	12,510,222	—

	$16,947,793	$21,707,394

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$558,734,179
Undistributed ordinary income	4,270,660
Undistributed long-term capital gains	11,746,326
Unrealized appreciation on investments, foreign currencies, and derivatives	111,937,853

Net assets	$686,689,018

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and securities no longer considered PFICs.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	3,214,805	2,222,882
Service Class	1,082,423	1,778,979
Shares issued upon reinvestment of dividends and distributions:
Standard Class	373,662	373,545
Service Class	394,098	523,054

	5,064,988	4,898,460

Shares redeemed:
Standard Class	(1,672,952)	(2,591,433)
Service Class	(2,612,730)	(1,815,773)

	(4,285,682)	(4,407,206)

Net increase	779,306	491,254

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

Emerging Markets Series-18

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2019, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

At Dec. 31, 2019, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2019.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$85,888	$62,648

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements

Emerging Markets Series-19

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

9. Securities Lending (continued)

collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

10. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Emerging Markets Series-20

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Emerging Markets Series-21

Delaware VIP® Trust—Delaware VIP Emerging Markets Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Emerging Markets Series-22

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Emerging Markets Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst

Emerging Markets Series-23

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Emerging Markets Series at a meeting held August 21-22, 2019 (continued)

performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Emerging Markets Series-24

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
73.82%	26.18%	100.00%	11.09%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Series intends to pass through foreign tax credits in the maximum amount of $1,524,105. The gross foreign source income earned during the fiscal year ended Dec. 31, 2019 by the Series was $15,500,496.

Emerging Markets Series-25

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Emerging Markets Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry	Trustee	Since	President —	95	Director; Compensation
2005 Market Street		January 2001	Drexel University		Committee
Philadelphia, PA 19103			(August 2010–Present)		and Governance
Committee Member —
May 1960			President —		Community Health
			Franklin & Marshall College		Systems
			(July 2002–July 2010)		(May 2004–Present)

Director —
Drexel Morgan & Co.
(2015–Present)

Director and Audit
Committee Member —
vTv Therapeutics LLC
(2017–Present)

Director and Audit Committee
Member —FS Credit Real
Estate Income Trust, Inc.
(2018–Present)

Director —Federal Reserve
Bank of Philadelphia
(January 2020–Present)
Lucinda S. Landreth	Trustee	Since	Private Investor	95	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia, PA 19103

June 1947

Frances A. Sevilla-Sacasa	Trustee	Since	Private Investor	95	Trust Manager and
2005 Market Street		September 2011	(January 2017-Present)		Audit Committee
Philadelphia, PA 19103					Chair — Camden
			Chief Executive Officer —		Property Trust
January 1956			Banco Itaú		(August 2011–Present)
International
			(April 2012–December 2016)		Director; Strategic Planning
and Reserves Committee
			Executive Advisor to Dean		and Nominating
			(August 2011–March 2012)		and Governance Committee
			and Interim Dean		Member — Callon
			(January 2011–July 2011) —		Petroleum Company
			University of Miami School of		(December 2019–Present)
Business Administration
Director; Audit Committee
			President — U.S. Trust,		Member — Carrizo
			Bank of America Private		Oil & Gas, Inc.
			Wealth Management		(March 2018–December
			(Private Banking)		2019)
(July 2007–December 2008)
Thomas K. Whitford	Trustee	Since	Vice Chairman	95	Director — HSBC North
2005 Market Street		January 2013	(2010–April 2013) —		America Holdings Inc.
Philadelphia, PA 19103			PNC Financial		(December 2013-Present)
Services Group
March 1956					Director —HSBC USA Inc.
(July 2014-Present)

Director —
HSBC Bank USA,
National Association
(July 2014-March 2017)

Director — HSBC
Finance Corporation
(December 2013-April 2018)

Emerging Markets Series-27

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood	Trustee	Since	Chief Executive Officer	95	Director; Finance Committee
2005 Market Street		January 2019	and President —		and Audit Committee
Philadelphia, PA 19103			Gore Creek Capital, Ltd.		Member — H&R
			(August 2009–Present)		Block Corporation
March 1956					(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013–Present);
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	95	Director; Personnel and
2005 Market Street		April 1999	(January 2006–July 2012),		Compensation Committee
Philadelphia, PA 19103			Vice President —		Chair; Member of
			Mergers & Acquisitions		Nominating, Investments,
July 1948			(January 2003–January 2006), and		and Audit Committees for
			Vice President and Treasurer		various periods
			(July 1995–January 2003) —		throughout directorship
			3M Company		— Okabena Company
(2009-2017)

Emerging Markets Series-28

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor	Senior	Senior Vice President,	David F. Connor has served in	95	None[3]
2005 Market Street	Vice President,	since May 2013;	various capacities at different
Philadelphia, PA 19103	General Counsel,	General Counsel	times at Macquarie Investment
	and Secretary	since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President	Daniel V. Geatens has served in	95	None[3]
2005 Market Street	and Treasurer	and Treasurer	various capacities at different
Philadelphia, PA 19103		since	times at Macquarie Investment
		October 2007	Management.
October 1972

Richard Salus	Senior	Senior Vice President	Richard Salus has served in	95	None
2005 Market Street	Vice President	and Chief Financial	various capacities at different
Philadelphia, PA 19103	and	Officer since	times at Macquarie Investment
	Chief Financial	November 2006	Management.
October 1963	Officer

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Greatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets Series-29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPEM 22463 (2/20) (1073909)	Emerging Markets Series-30

Delaware VIP® Trust

Delaware VIP Smid Cap Core Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Smid Cap Core Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Smid Cap Core Series (the “Series”) Standard Class shares gained 29.63% and Service Class shares appreciated 29.25%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Russell 2500TM Index, appreciated 27.77% for the same period.

Over the year, small- and mid-cap stocks underperformed large-cap stocks. The smaller-cap Russell 2000® Index gained 25.52% for the year while the Russell Midcap® Index gained 30.54%, and the large-cap Russell 1000® Index advanced 31.43%. Growth companies outperformed value companies during the year as the Russell 2500™ Growth Index appreciated 32.65% versus the 23.56% gain for the Russell 2500™ Value Index.

In the Russell 2500 Index, high-beta (more volatile) companies outperformed lower-beta stocks, and companies without earnings — as well as those with higher price-to-earnings (P/E) ratios — returned more on average than companies with lower P/E ratios. Sector-level performance within the Russell 2500 Index was mostly positive with 15 of 16 sectors advancing, and only the energy sector declining. The technology, credit cyclicals, capital goods, healthcare, and transportation sectors were the strongest-performing sectors in the benchmark, each advancing more than 30% during the year. The consumer discretionary, utilities, consumer staples, and media sectors in the benchmark were relative laggards during the year, each advancing more than 10% but returning less than the benchmark on average.

On the economic front, the gross domestic product (GDP) growth rate slowed in the third quarter, measuring 2.1%. At 3.5% in December, the unemployment rate remained at historically low levels. While the Conference Board Consumer Confidence Index® (1985=100, SA) trended lower over the year, a December figure of 126.5 continued to indicate confidence. In the manufacturing sector, the Purchasing Managers’ Index (PMI) has remained below 50 five months in a row; the December report was 47.2%. The National Federation of Independent Business (NFIB) Small Business Optimism Index ended the year with a relatively strong reading of 102.7 in December as small business owners understand that they are in a supportive environment.

Stock selection was the main contributor to relative outperformance during the year. Stock selection contributed in 12 of 16 sectors for the year. Stock selection in the healthcare, basic materials, energy, and real estate investment trust (REIT) sectors were the largest contributing sectors, while stock selection detracted in the technology, credit cyclicals, consumer services, and media sectors. The Series benefited from 10 holdings announcing plans to be acquired during the year. The takeout activity occurred across sectors with four in healthcare, two in technology, and one in each basic materials, business services, energy, and transportation.

Commercial-stage, specialty biotechnology company Medicines Co. contributed to the Series’ relative performance. During the year, the company continued to report positive readouts on its ongoing trial for inclisiran, a potentially transformational medicine that reimagines the treatment of atherosclerotic cardiovascular disease and familial hypercholesterolemia. Shortly after Medicines reported positive phase 3 trial results for inclisiran, Novartis AG entered into an agreement and plan of merger with Medicines to acquire the company at a 24% premium to its prior day’s closing price. We maintained the Series’ position in Medicines as we will receive cash for our shares when the deal closes in early January 2020.

In the basic materials sector, metals processing company, Reliance Steel & Aluminum Co., outperformed. The company reported multiple quarters of earnings beats as the company continued to execute on its strategy of providing high levels of customer service to increase orders of its value-add processing. Reliance Steel & Aluminum’s focus on higher margin business and its disciplined pricing strategy enabled the company to increase its dividend and buy back its stock during the year, delivering shareholder value. We maintained the Series’ position in Reliance Steel & Aluminum as the company’s unique business model should allow for continued growth, in our view.

Glucose monitoring systems company DexCom Inc. also outperformed. The company’s sales and earnings per share (EPS) exceeded expectations throughout the year, while the company continued to raise guidance. DexCom remains the leader in continuous glucose monitoring systems for individuals with diabetes as evidenced by its strong patient adoption. We maintained the Series’ position in DexCom as we continue to see ample opportunities for growth and margin improvement.

In the credit cyclicals sector, Tenneco Inc. detracted from performance. The company designs, manufactures, and distributes engineered products for automobiles and commercial trucks. Tenneco operates two businesses, Aftermarket and Ride Performance, which the company calls DRiV, and Powertrain Technology. Tenneco expected to spinoff the DRiV business in the second half of 2019 but delayed due to end-market headwinds that have pressured the company’s financials. The company has yet to release a new spinoff date, but it has improved its earnings since its fiscal first-quarter earnings miss in early May. We remain invested in Tenneco as its valuation is discounted and management is committed to taking strategic actions to deliver shareholder value and improve the company’s financials.

Smid Cap Core Series-1

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

Granite Construction Inc., a civil contractor and construction-materials producer, detracted from performance. The company’s principal projects are infrastructure-related and include bridges, tunnels, rail, and road. During the fiscal year, shares of Granite underperformed as issues in its Heavy Civil group hurt the company’s earnings before interest, taxes, depreciation, and amortization (EBITDA). Management acknowledged disappointment in the results from its Heavy Civil group and accelerated a strategic review of the business that resulted in a replacement of the group’s management and implementation of a new project-pricing model to mitigate risk. While Granite’s shares are undervalued, it remains in the Series as we continue to monitor the company’s fundamentals and new projects.

Shares of multi-brand apparel company American Eagle Outfitters Inc. underperformed during the year. Beginning in May, the retail apparel industry began to pull back due to the business risk from tariffs. Like most apparel companies, American Eagle Outfitters sources through China. The company has indicated that it has already begun working with its manufacturers in China to mitigate the impact from tariffs and is always looking to geographically diversify its manufacturing partners. The company beat earnings expectations throughout the year with record revenue and comparable sales growth. American Eagle Outfitters trades at a discount to its historical valuation, has a strong free-cash flow yield, and is repurchasing its common stock. We maintained the Series’ position in American Eagle Outfitters as we think it remains well positioned for continued growth, particularly in its differentiated intimate apparel line for women, Aerie.

With respect to sector positioning, the Series ended the year with its largest relative overweight to companies in the basic materials, capital goods, healthcare, and technology sectors. The largest sector underweights were in business services, consumer services, credit cyclicals, and energy. On balance, we believe the macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Smid Cap Core Series-2

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Smid Cap Core Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	+29.63%	+10.57%	+9.50%	+14.15%	+10.21%

Service Class shares (commenced operations on May 1, 2000)	+29.25%	+10.26%	+9.21%	+13.85%	+6.67%

Russell 2500 Index	+27.77%	+10.33%	+8.93%	+12.58%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.11%, while total operating expenses for Standard Class and Service Class shares were 0.81% and 1.11%, respectively. The management fee for Standard Class and Service Class shares was 0.74%.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Series’ overall performance than would be the case for a more diversified fund.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Smid Cap Core Series-3

Delaware VIP® Smid Cap Core Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
— Delaware VIP Smid Cap Core Series (Standard Class)	$10,000	$37,551
– – Russell 2500 Index	$10,000	$32,710

The graph shows a $10,000 investment in the Delaware VIP Smid Cap Core Series Standard Class shares for the period from Dec. 31, 2008 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from Dec. 31, 2008 through Dec. 31, 2019. The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

The Purchasing Managers’ Index (PMI), mentioned on page 1, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

The NFIB Small Business Optimism Index, mentioned on page 1, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

The price-to-earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Smid Cap Core Series-4

Delaware VIP® Smid Cap Core Series

Performance summary (Unaudited) (continued)

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Smid Cap Core Series-5

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,071.00	0.81%	$4.23
Service Class	1,000.00	1,069.30	1.11%	5.79
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.12	0.81%	$4.13
Service Class	1,000.00	1,019.61	1.11%	5.65

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Smid Cap Core Series-6

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	97.34%
Basic Materials	9.15%
Business Services	3.51%
Capital Goods	12.61%
Communications Services	0.82%
Consumer Discretionary	3.39%
Consumer Services	1.93%
Consumer Staples	1.85%
Credit Cyclicals	1.56%
Energy	1.20%
Financial Services	14.44%
Healthcare	14.27%
Media	1.07%
Real Estate Investment Trusts	9.50%
Technology	16.46%
Transportation	1.23%
Utilities	4.35%
Short-Term Investments	1.98%
Total Value of Securities	99.32%
Receivables and Other Assets Net of Liabilities	0.68%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Spire	1.60%
Paycom Software	1.58%
Tyler Technologies	1.57%
NorthWestern	1.56%
Reliance Steel & Aluminum	1.49%
Reinsurance Group of America	1.28%
SS&C Technologies Holdings	1.28%
Proofpoint	1.22%
DexCom	1.21%
South Jersey Industries	1.19%

Smid Cap Core Series-7

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)

Common Stock – 97.34%
Basic Materials – 9.15%
Balchem	47,213	$4,798,257
Continental Building Products †	190,342	6,934,159
Eastman Chemical	65,020	5,153,485
Huntsman	288,395	6,967,623
Kaiser Aluminum	65,194	7,229,363
Minerals Technologies	93,622	5,395,436
Neenah	90,478	6,372,366
Reliance Steel & Aluminum	78,174	9,362,118
Worthington Industries	124,372	5,246,011

		57,458,818

Business Services – 3.51%
ABM Industries	113,005	4,261,418
Aramark	129,580	5,623,772
ASGN †	70,835	5,027,160
Mobile Mini	73,345	2,780,509
US Ecology	75,025	4,344,698

		22,037,557

Capital Goods – 12.61%
Barnes Group	57,304	3,550,556
Belden	66,267	3,644,685
BWX Technologies	66,450	4,125,216
Columbus McKinnon	35,550	1,423,067
ESCO Technologies	50,220	4,645,350
Federal Signal	66,200	2,134,950
Gates Industrial †	137,750	1,895,440
Graco	77,934	4,052,568
Granite Construction	137,743	3,811,349
Jacobs Engineering Group	50,875	4,570,101
Kadant	59,979	6,318,188
Lincoln Electric Holdings	67,085	6,489,132
MasTec †	52,975	3,398,876
Oshkosh	61,925	5,861,201
Quanta Services	94,950	3,865,415
Rexnord †	113,905	3,715,581
Spirit AeroSystems Holdings Class A	44,600	3,250,448
Tetra Tech	22,200	1,912,752
United Rentals †	34,550	5,761,903
Woodward	40,075	4,746,483

		79,173,261

Communications Services – 0.82%
InterXion Holding †	61,358	5,142,414

		5,142,414

Consumer Discretionary – 3.39%
American Eagle Outfitters	247,000	3,630,900
Five Below †	43,926	5,616,378
Malibu Boats Class A †	119,266	4,883,943
Steven Madden	165,777	7,130,069

		21,261,290

Consumer Services – 1.93%
Cheesecake Factory	72,578	2,820,381

	Number of shares	Value (US $)

Common Stock (continued)
Consumer Services (continued)
Chuy’s Holdings †	63,634	$1,649,393
Jack in the Box	44,575	3,478,187
Wendy’s	188,212	4,180,188

		12,128,149

Consumer Staples – 1.85%
Casey’s General Stores	41,935	6,667,246
J&J Snack Foods	26,703	4,920,562

		11,587,808

Credit Cyclicals – 1.56%
BorgWarner	114,725	4,976,771
Tenneco Class A	110,339	1,445,441
Toll Brothers	86,000	3,397,860

		9,820,072

Energy – 1.20%
Callon Petroleum †	273,228	1,319,689
Diamondback Energy	21,324	1,980,147
Parsley Energy Class A	98,385	1,860,460
Patterson-UTI Energy	177,528	1,864,044
SRC Energy †	123,318	508,070

		7,532,410

Financial Services – 14.44%
Axis Capital Holdings (Bermuda)	65,875	3,915,610
CenterState Bank	168,125	4,199,763
East West Bancorp	117,644	5,729,263
Essent Group	114,393	5,947,292
First Financial Bancorp	145,540	3,702,538
Great Western Bancorp	140,637	4,885,729
Independent Bank Group	79,975	4,433,814
Kemper	32,039	2,483,023
MGIC Investment	406,379	5,758,390
Primerica	44,858	5,856,660
Reinsurance Group of America	49,410	8,056,795
Selective Insurance Group	63,663	4,150,191
Sterling Bancorp	202,598	4,270,766
Stifel Financial	99,651	6,043,833
Umpqua Holdings	296,649	5,250,687
Valley National Bancorp	356,775	4,085,074
Webster Financial	75,439	4,025,425
Western Alliance Bancorp	77,911	4,440,927
WSFS Financial	77,986	3,430,604

		90,666,384

Healthcare – 14.27%
Agios Pharmaceuticals †	94,100	4,493,275
Alkermes †	98,452	2,008,421
Bio-Techne	30,685	6,735,664
Catalent †	100,255	5,644,356
DexCom †	34,859	7,625,058
Encompass Health	76,644	5,309,130
Exact Sciences †	70,068	6,479,889
ICON (Ireland) †	40,196	6,922,957

Smid Cap Core Series-8

Delaware VIP® Smid Cap Core Series

Schedule of investments (continued)

	Number of shares	Value (US $)

Common Stock (continued)
Healthcare (continued)
Ligand Pharmaceuticals Class B †	42,154	$4,396,241
Medicines †	79,231	6,729,881
Neurocrine Biosciences †	68,395	7,351,779
Repligen †	37,350	3,454,875
Supernus Pharmaceuticals †	95,072	2,255,108
Ultragenyx Pharmaceutical †	91,435	3,905,189
WellCare Health Plans †	16,262	5,369,875
West Pharmaceutical Services	49,746	7,478,316
Wright Medical Group †	111,405	3,395,624

		89,555,638

Media – 1.07%
Cinemark Holdings	84,374	2,856,060
Interpublic Group of Companies	167,953	3,879,714

		6,735,774

Real Estate Investment Trusts – 9.50%
American Assets Trust	32,324	1,483,672
Apartment Investment & Management Class A	115,515	5,966,350
Brixmor Property Group	231,884	5,011,013
Camden Property Trust	48,605	5,156,990
Cousins Properties	148,843	6,132,332
EastGroup Properties	40,250	5,339,967
EPR Properties	66,701	4,711,759
Equity Commonwealth	69,570	2,283,983
First Industrial Realty Trust	148,035	6,144,933
Kite Realty Group Trust	237,183	4,632,184
Mack-Cali Realty	150,263	3,475,583
Pebblebrook Hotel Trust	147,797	3,962,438
Physicians Realty Trust	87,332	1,654,068
RPT Realty	244,574	3,678,393

		59,633,665

Technology – 16.46%
Blackbaud	30,855	2,456,058
Brooks Automation	115,674	4,853,681
Chegg †	50,106	1,899,518
ExlService Holdings †	78,741	5,469,350
Guidewire Software †	67,329	7,390,704
II-VI †	98,143	3,304,475
j2 Global	62,435	5,850,784
LendingTree †	18,182	5,517,146
MACOM Technology Solutions Holdings †	59,086	1,571,688
MaxLinear †	195,282	4,143,884

	Number of shares	Value (US $)

Common Stock (continued)
Technology (continued)
NETGEAR †	69,417	$1,701,411
Paycom Software †	37,452	9,915,791
Proofpoint †	66,804	7,667,763
PTC †	65,624	4,914,581
Semtech †	103,836	5,492,924
SS&C Technologies Holdings	130,504	8,012,946
SYNNEX	26,580	3,423,504
Tyler Technologies †	32,908	9,873,058
WNS Holdings ADR †	103,620	6,854,463
Yelp †	85,581	2,980,786

		103,294,515

Transportation – 1.23%
Knight-Swift Transportation Holdings	161,975	5,805,184
Werner Enterprises	51,878	1,887,840

		7,693,024

Utilities – 4.35%
NorthWestern	136,366	9,773,351
South Jersey Industries	227,089	7,489,395
Spire	120,751	10,059,766

		27,322,512

Total Common Stock (cost $499,438,679)		611,043,291

Short-Term Investments – 1.98%
Money Market Mutual Funds – 1.98%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	2,484,843	2,484,843
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	2,484,843	2,484,843
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	2,484,843	2,484,843
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	2,484,844	2,484,844
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	2,484,844	2,484,844

Total Short-Term Investments (cost $12,424,217)		12,424,217

Total Value of Securities – 99.32% (cost $511,862,896)	$623,467,508

† Non-income producing security.

Smid Cap Core Series-9

Delaware VIP® Smid Cap Core Series

Schedule of investments (continued)

Summary of abbreviations:

ADR – American Depositary Receipt

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-10

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$623,467,508
Cash	6,247,148
Dividends and interest receivable	649,726
Foreign tax reclaims receivable	142,170
Receivable for series shares sold	20,110

Total assets	630,526,662

Liabilities:
Payable for securities purchased	1,887,536
Investment management fees payable to affiliates	391,797
Payable for series shares redeemed	352,602
Other accrued expenses	77,040
Distribution fees payable to affiliates	57,999
Trustees’ fees and expenses payable to affiliates	6,055
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,970
Accounting and administration expenses payable to affiliates	2,096
Legal fees payable to affiliates	969
Reports and statements to shareholders expenses payable to affiliates	301

Total liabilities	2,780,365

Total Net Assets	$627,746,297

Net Assets Consist of:
Paid-in capital	$501,140,553
Total distributable earnings (loss)	126,605,744

Total Net Assets	$627,746,297

Net Asset Value
Standard Class:
Net assets	$399,267,389
Shares of beneficial interest outstanding, unlimited authorization, no par	17,292,914
Net asset value per share	$23.09

Service Class:
Net assets	$228,478,908
Shares of beneficial interest outstanding, unlimited authorization, no par	10,737,289
Net asset value per share	$21.28

[1]Investments, at cost	$511,862,896

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-11

Delaware VIP® Trust —

Delaware VIP Smid Cap Core Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$8,010,492
Interest	77,482

8,087,974

Expenses:
Management fees	4,509,472
Distribution expenses — Service Class	663,612
Accounting and administration expenses	144,849
Reports and statements to shareholders expenses	69,355
Dividend disbursing and transfer agent fees and expenses	50,881
Trustees’ fees and expenses	35,994
Audit and tax fees	34,639
Legal fees	31,437
Custodian fees	17,066
Registration fees	150
Other	18,439

5,575,894

Less expenses paid indirectly	(2,771)

Total operating expenses	5,573,123

Net Investment Income	2,514,851

Net Realized and Unrealized Gain:
Net realized gain on Investments	13,930,353
Net change in unrealized appreciation (depreciation) of:
Investments	137,368,151
Foreign currencies	5,516

Net change in unrealized appreciation (depreciation)	137,373,667

Net Realized and Unrealized Gain	151,304,020

Net Increase in Net Assets Resulting from Operations	$153,818,871

Delaware VIP Trust —

Delaware VIP Smid Cap Core Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,514,851	$2,639,871
Net realized gain	13,930,353	33,701,059
Net change in unrealized appreciation (depreciation)	137,373,667	(109,746,969)

Net increase (decrease) in net assets resulting from operations	153,818,871	(73,406,039)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(23,348,937)	(126,240,340)
Service Class	(13,628,667)	(76,399,191)

	(36,977,604)	(202,639,531)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	10,267,377	12,579,893
Service Class	5,225,032	11,843,249
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	23,348,937	126,240,340
Service Class	13,628,667	76,399,191

	52,470,013	227,062,673

Cost of shares redeemed:
Standard Class	(52,540,344)	(33,970,144)
Service Class	(29,941,388)	(27,135,691)

	(82,481,732)	(61,105,835)

Increase (decrease) in net assets derived from capital share transactions	(30,011,719)	165,956,838

Net Increase (Decrease) in Net Assets	86,829,548	(110,088,732)

Net Assets:
Beginning of year	540,916,749	651,005,481

End of year	$627,746,297	$540,916,749

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-12

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Core Series Standard Class Year ended
	12/31/19	12/31/18	12/31/17[1]	12/31/16	12/31/15
Net asset value, beginning of period	$18.92	$30.98	$28.08	$29.79	$30.20

Income (loss) from investment operations:
Net investment income[2]	0.11	0.12	0.06	0.09	0.07
Net realized and unrealized gain (loss)	5.37	(2.59)	4.89	2.15	2.21

Total from investment operations	5.48	(2.47)	4.95	2.24	2.28

Less dividends and distributions from:
Net investment income	(0.12)	(0.05)	(0.09)	(0.07)	(0.12)
Net realized gain	(1.19)	(9.54)	(1.96)	(3.88)	(2.57)

Total dividends and distributions	(1.31)	(9.59)	(2.05)	(3.95)	(2.69)

Net asset value, end of period	$23.09	$18.92	$30.98	$28.08	$29.79

Total return[3]	29.63%	(12.12% )	18.65%	8.29%	7.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$399,267	$343,361	$411,087	$394,898	$394,406
Ratio of expenses to average net assets[4]	0.81%	0.81%	0.81%	0.82%	0.83%
Ratio of net investment income to average net assets	0.52%	0.51%	0.22%	0.33%	0.24%
Portfolio turnover	14%	18%	112%	15%	23%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-13

Delaware VIP® Smid Cap Core Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Core Series Service Class Year ended
	12/31/19	12/31/18		12/31/17[1]	12/31/16	12/31/15
Net asset value, beginning of period	$ 17.52	$ 29.41		$ 26.75	$ 28.56	$ 29.06

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.05		(0.01)	0.02	—	[3]
Net realized and unrealized gain (loss)	4.97	(2.40)		4.66	2.05	2.12

Total from investment operations	5.01	(2.35)		4.65	2.07	2.12

Less dividends and distributions from:
Net investment income	(0.06)	—		(0.03)	—	(0.05)
Net realized gain	(1.19)	(9.54)		(1.96)	(3.88)	(2.57)

Total dividends and distributions	(1.25)	(9.54)		(1.99)	(3.88)	(2.62)

Net asset value, end of period	$ 21.28	$ 17.52		$ 29.41	$ 26.75	$ 28.56

Total return[4]	29.25%	(12.40%	)[5]	18.38% [5]	8.02% [5]	7.31%	[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$228,479	$197,556		$239,918	$231,336	$230,085
Ratio of expenses to average net assets[6]	1.11%	1.09%		1.06%	1.07%	1.08%
Ratio of expenses to average net assets prior to fees waived[6]	1.11%	1.11%		1.11%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	0.22%	0.23%		(0.03% )	0.08%	(0.01%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.22%	0.21%		(0.08% )	0.03%	(0.06%	)
Portfolio turnover	14%	18%		112%	15%	23%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]	The amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[5]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-14

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Smid Cap Core Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019, the Series held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Smid Cap Core Series-15

Delaware VIP® Smid Cap Core Series

Notes to financial statements

1. Significant Accounting Policies (continued)

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $2,768 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $3 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $26,291 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $45,637 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

Smid Cap Core Series-16

Delaware VIP® Smid Cap Core Series

Notes to financial statements

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $16,953 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Dec. 31, 2019 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. During the year ended Dec. 31, 2019. the Series engaged in securities purchases of $1,054,248 and no securities sales, which did not result in any realized gain (loss).

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$86,598,769
Sales	153,266,326

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$512,975,478	$147,212,300	$(36,720,270)	$110,492,030

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Smid Cap Core Series-17

Delaware VIP® Smid Cap Core Series

Notes to financial statements

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Level 1
Securities
Assets:
Common Stock	$611,043,291
Short-Term Investments	12,424,217

Total Value of Securities	$623,467,508

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$7,325,472	$20,641,354
Long-term capital gains	29,652,132	181,998,177

	$36,977,604	$202,639,531

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$501,140,553
Undistributed ordinary income	9,302,701
Undistributed long-term capital gains	6,811,013
Net unrealized appreciation on investments and foreign currencies	110,492,030

Net assets	$627,746,297

The difference between book basis and tax basis components of net assets is primarily attributable to tax deferral of losses on wash sales.

Smid Cap Core Series-18

Delaware VIP® Smid Cap Core Series

Notes to financial statements

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	475,321	502,720
Service Class	267,495	529,135

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,106,060	5,774,996
Service Class	698,906	3,767,218

	2,547,782	10,574,069

Shares redeemed:
Standard Class	(2,434,517)	(1,398,990)
Service Class	(1,502,845)	(1,181,607)

	(3,937,362)	(2,580,597)

Net increase (decrease)	(1,389,580)	7,993,472

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other

Smid Cap Core Series-19

Delaware VIP® Smid Cap Core Series

Notes to financial statements

8. Securities Lending (continued)

debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2019. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for

Smid Cap Core Series-20

Delaware VIP® Smid Cap Core Series

Notes to financial statements

Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Smid Cap Core Series-21

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Smid Cap Core Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Smid Cap Core Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Smid Cap Core Series-22

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Smid Cap Core Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP Smid Cap Core Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst

Smid Cap Core Series-23

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Smid Cap Core Series at a meeting held August 21-22, 2019 performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap core fund. However, Management believes that it would be more appropriate to include the Series in the mid-cap core funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of all small-cap core funds underlying variable insurance products, and the other, consisting of all mid-cap core funds underlying variable insurance products. When compared to other small-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- year period was in the fourth quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. When compared to other mid-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- year period was in the third quartile of its Performance Universe and the Series’ total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other mid-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Smid Cap Core Series-24

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series’ reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
80.19%	19.81%	100.00%	80.71%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Smid Cap Core Series-25

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Smid Cap Core Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Smid Cap Core Series-27

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Smid Cap Core Series-28

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Smid Cap Core Series-29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) the SEC’s website at sec.gov.

AR-VIPSCC 22469 (2/20) (1073909)	Smid Cap Core Series-30

Delaware VIP® Trust

Delaware VIP High Yield Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® High Yield Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP High Yield Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

For the fiscal year ended Dec. 31, 2019, Delaware VIP High Yield Series (the “Series”) Standard Class shares gained 16.43% and Service Class shares gained 16.12%. Both figures reflect all dividends reinvested. The Series outperformed its benchmark, the ICE BofA US High Yield Constrained Index, which advanced 14.41% for the same period.

High yield bonds experienced strong performance during the Series’ fiscal year, as prices and yields responded to shifts in the outlook for interest rates, oil prices, and trade negotiations. The fiscal year started with a significant rally in risk assets as the Federal Reserve reversed course from its 2018 rate hikes and West Texas Intermediate (WTI) oil prices bounced off their end of year 2018 lows. Reacting in part to the message conveyed by a global flight to quality during the fourth quarter of 2018, the Fed signaled a pause in its monetary tightening cycle, citing low inflation and uncertainty arising from the US-China trade war as reasons to adopt a more “data dependent” stance. Along with a recovery in energy prices and an occasional (if fleeting) easing of trade tensions, risk assets rallied through the better part of 2019. High yield bond prices continued to rally through the end of the Series’ fiscal year as a Phase 1 US-China trade agreement and another significant move higher in WTI oil prices allowed for higher-beta (higher-risk) spreads to compress by more than 100 basis points in December (one basis point is one hundredth of a percentage point).

The fundamental underpinnings of the high yield market remained positive during the 12-month period. Corporate earnings generally met or surpassed expectations and technical factors also were generally positive as fund inflows were robust and new-issue supply was healthy. Notably, the new supply was mostly in the form of refinancing – a healthy departure from the traditional late-cycle pattern of leveraged buyouts, in our view. Reflecting the unsettled economic and political environment, high yield credit spreads moved in a range of nearly 200 basis points over the fiscal year. On Dec. 31, 2019, the spread stood at 360 basis points over US Treasurys, down from 535 basis points at the start of the 12-month period.

Among industry groups, energy was a notable outlier and the only sector to significantly underperform the broader benchmark during the Series’ fiscal year. The oil field services and exploration and production (E&P) subsectors were the key contributors to the underperformance here. The metals and mining sector also lagged the Series’ benchmark, the ICE BofA US High Yield Constrained Index, affected by concerns surrounding global growth outlooks and demand for commodities. Meanwhile, market leadership was concentrated in the rate-sensitive sectors. These included banking, insurance brokers, and financial services. (Source: Bloomberg.)

During the fiscal year, the Series’ largest sector contributors were insurance brokers and telecommunications-wireline. In both cases, strong credit selection and a sector overweight added value. The Series’ holdings in consumer lease financing lagged the benchmark return because of an underweight to the sector. The Series’ poor credit selection within the energy E&P sector also detracted from performance during the 12-month period.

At the start of the fiscal year, the Series was positioned in a neutral-risk configuration, except for its overweight to the energy sector. Energy is the largest sector within high yield, and the Series outperformed in the first quarter of 2019 as WTI oil prices bounced off their lows at the end of 2018, as previously mentioned. We considered the fourth quarter 2018 selloff in energy companies overdone, and our view was rewarded when oil prices bounced back during the first three months of 2019. In part, our decision to maintain an overweight to the energy sector coming into 2019 was based on the view that deteriorating economic conditions and heightened geopolitical risks would compel the Fed to reconsider its plans to continue raising interest rates.

As the rebound in energy prices gathered steam later in the spring of 2019, we used the rally as an opportunity to reduce the Series’ weighting in that sector. We also applied this strategy to the Series’ metals-and-mining and chemical holdings. Proceeds from the sale of those commodity-linked groups were deployed first in cash and then to buy higher-quality, BB-rated companies. These moves were consistent with our ongoing strategy of constructing a consolidated portfolio of higher-conviction positions. Our emphasis on fewer but higher-quality holdings also reflected the reality that companies reporting lowered forward guidance and earnings misses in the later stages of an economic cycle often experience the sharpest selloffs.

The Series’ strongest returns came from Hub International Ltd., Tronox Holdings,and Tenet Healthcare Corp. Hub International’s performance was driven by strong financial performance as the company successfully executed on both its organic and inorganic growth strategies. Tronox outperformed during the fiscal year when management successfully executed its merger and acquisition strategy by realizing stronger-than-expected synergies and cost savings. Finally, Tenet Healthcare outperformed due to strong hospital volumes and management’s ability to successfully refinance its capital structure.

Earnings shortfalls, lowered guidance, and precipitous declines in equity valuations were major factors for the Series’ leading detractors, most of which were companies in the energy sector that had significant exposure to natural gas prices. (During the fiscal year, natural gas prices fell further than either of the two major crude oil benchmarks.)

In addition to the weak pricing environment for natural gas, Alta Mesa Holdings LP reported accounting irregularities, a management shakeup, and credit deterioration. We used the rally in energy prices in early 2019 to trim the Series’ holdings in the issue and exited the position entirely by the end of the

High Yield Series-1

Delaware VIP® Trust — Delaware VIP High Yield Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

fiscal period. Chesapeake Energy Corp. also detracted from the Series’ performance as the decline in natural gas prices, lower equity valuations, and a levered balance sheet weighed on bond prices across the capital structure. However, we remain confident about the company’s longer-term prospects and continue to hold the bonds. The Series’ stake in Whiting Petroleum Corp., since liquidated, also lagged the benchmark, largely owing to consecutive quarters of missed earnings, weakness in WTI oil prices, and lower equity valuations.

At the end of the fiscal year, the Series was overweight the higher-quality, BB-rated bonds that we consider appropriate for the higher-volatility, lower rate environment that we think is likely to remain in 2020. We also maintained an underweight to B-rated bonds and an even weight to CCC-rated issuers.

Although high yield valuations are stretched by historical standards, we find it instructive to view credit spreads in the context of a global fixed income market in which $15 trillion of sovereign debt trades with a negative yield. The lack of current income in most of Europe and parts of Asia has motivated inflows to US high yield. Still, we are cognizant of the potential cyclical and geopolitical risks to high yield bonds and have positioned the Series in a slightly defensive configuration. In that regard, we believe our bottom-up (bond by bond) approach to constructing the Series is especially suitable in these uncertain times.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

High Yield Series-2

Delaware VIP® Trust — Delaware VIP High Yield Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP High Yield Series
Average annual total returns
For period ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+16.43%	+6.13%	+4.79%	+6.71%	+6.76%

Service Class shares (commenced operations on May 1, 2000)	+16.12%	+5.86%	+4.52%	+6.43%	+6.07%

ICE BofA US High Yield Constrained Index	+14.41%	+6.32%	+6.14%	+7.48%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.04% and the net expense ratio of Standard Class shares was 0.74%, while total operating expenses for Standard Class and Service Class shares were 0.75% and 1.05%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* Prior to April 30, 2019, the waiver was 0.75% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 30% of average daily net assets from Jan. 1, 2019 through Dec 31, 2019.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. The Series may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

High Yield Series-3

Delaware VIP® High Yield Series

Performance summary (Unaudited) (continued)

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
–– ICE BofA US High Yield Constrained Index	$10,000	$20,579
–– Delaware VIP High Yield Series (Standard Class)	$10,000	$19,143

The graph shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

High Yield Series-4

Delaware VIP® Trust – Delaware VIP High Yield Series

Disclosure of Series expenses

For the six-month period July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,041.00	0.73%	$3.76
Service Class	1,000.00	1,041.20	1.03%	5.30
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.53	0.73%	$3.72
Service Class	1,000.00	1,020.01	1.03%	5.24

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

High Yield Series-5

Delaware VIP® Trust — Delaware VIP High Yield Series

Security type / sector allocation

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Corporate Bonds	88.33%
Banking	3.57%
Basic Industry	10.45%
Capital Goods	6.96%
Communications	7.85%
Consumer Cyclical	6.50%
Consumer Non-Cyclical	2.89%
Energy	12.47%
Financial Services	1.41%
Healthcare	6.75%
Insurance	3.76%
Media	12.27%
Real Estate	0.91%
Services	4.10%
Technology & Electronics	5.91%
Utilities	2.53%
Loan Agreements	6.73%
Common Stock	0.00%
Short-Term Investments	4.37%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

High Yield Series-6

Delaware VIP® Trust – Delaware VIP High Yield Series

Schedule of investments

December 31, 2019

	Principal	Value
	amount°	(US $)

Corporate Bonds – 88.33%
Banking – 3.57%
Ally Financial 8.00% 11/1/31	1,175,000	$1,633,191
Credit Suisse Group 144A 6.25%#µy	865,000	943,547
Popular 6.125% 9/14/23	1,930,000	2,082,788
Royal Bank of Scotland Group 8.625%µy	1,885,000	2,041,596
Synovus Financial 5.90% 2/7/29 µ	510,000	541,888

		7,243,010

Basic Industry – 10.45%
Allegheny Technologies 5.875% 12/1/27	1,385,000	1,454,943
BMC East 144A 5.50% 10/1/24 #	855,000	891,692
Boise Cascade 144A 5.625% 9/1/24 #	289,000	301,402
Chemours 7.00% 5/15/25	1,020,000	1,029,777
First Quantum Minerals 144A 7.25% 5/15/22 #	510,000	513,305
144A 7.50% 4/1/25 #	545,000	558,399
Freeport-McMoRan 5.45% 3/15/43	1,100,000	1,141,360
Hudbay Minerals 144A 7.625% 1/15/25 #	1,075,000	1,136,904
IAMGOLD 144A 7.00% 4/15/25 #	510,000	532,835
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	1,555,000	1,644,402
Kraton Polymers 144A 7.00% 4/15/25 #	1,010,000	1,043,138
Lennar 5.00% 6/15/27	600,000	652,709
M/I Homes 5.625% 8/1/25	1,145,000	1,202,725
Mattamy Group 144A 5.25% 12/15/27 #	1,040,000	1,084,200
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	1,238,000	1,314,214
Novelis 144A 5.875% 9/30/26 #	700,000	746,499
Olin 5.00% 2/1/30	1,055,000	1,072,777
5.625% 8/1/29	1,025,000	1,084,501
Standard Industries 144A 6.00% 10/15/25 #	1,980,000	2,086,405
Steel Dynamics 5.50% 10/1/24	722,000	743,740
TPC Group 144A 10.50% 8/1/24 #	980,000	989,393

		21,225,320

Capital Goods – 6.96%
ARD Finance 144A PIK 6.50% 6/30/27 #T	820,000	849,356
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	285,000	299,606
Berry Global 144A 5.625% 7/15/27 #	1,160,000	1,247,029
Bombardier 144A 7.50% 3/15/25 #	1,065,000	1,100,933
144A 7.875% 4/15/27 #	510,000	525,950
EnPro Industries 5.75% 10/15/26	1,305,000	1,393,541
Gates Global 144A 6.25% 1/15/26 #	945,000	962,997
Granite Holdings US Acquisition 144A 11.00% 10/1/27 #	525,000	533,057

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Capital Goods (continued)
Intertape Polymer Group 144A 7.00% 10/15/26 #	1,095,000	$1,161,080
Mauser Packaging Solutions Holding 144A 7.25% 4/15/25 #	1,035,000	1,024,640
TransDigm 144A 5.50% 11/15/27 #	515,000	521,736
144A 6.25% 3/15/26 #	1,180,000	1,279,691
Trivium Packaging Finance 144A 5.50% 8/15/26 #	705,000	744,215
144A 8.50% 8/15/27 #	705,000	785,617
United Rentals North America 5.25% 1/15/30	950,000	1,024,243
Zekelman Industries 144A 9.875% 6/15/23 #	652,000	685,823

		14,139,514

Communications – 7.85%
C&W Senior Financing 144A 6.875% 9/15/27 #	791,000	847,677
144A 7.50% 10/15/26 #	520,000	564,295
CenturyLink 144A 5.125% 12/15/26 #	882,000	899,755
Cincinnati Bell 144A 7.00% 7/15/24 #	1,140,000	1,198,414
Connect Finco 144A 6.75% 10/1/26 #	1,470,000	1,567,387
Frontier Communications 144A 8.00% 4/1/27 #	1,026,000	1,074,068
Level 3 Financing 144A 3.875% 11/15/29 #	1,000,000	1,009,350
Sprint 7.125% 6/15/24	1,225,000	1,324,023
7.625% 3/1/26	605,000	668,313
7.875% 9/15/23	1,650,000	1,823,935
Sprint Capital 8.75% 3/15/32	490,000	595,644
T-Mobile USA 6.00% 4/15/24	685,000	708,968
6.50% 1/15/26	1,189,000	1,277,057
T-Mobile USA Escrow=†	2,290,000	0
Vodafone Group 7.00% 4/4/79 µ	725,000	851,260
Zayo Group 6.375% 5/15/25	1,497,000	1,546,274

		15,956,420

Consumer Cyclical – 6.50%
Allison Transmission 144A 5.875% 6/1/29 #	970,000	1,064,403
AMC Entertainment Holdings 6.125% 5/15/27	1,950,000	1,784,299
Boyd Gaming 144A 4.75% 12/1/27 #	465,000	483,879
6.00% 8/15/26	1,505,000	1,620,279
Golden Nugget 144A 8.75% 10/1/25 #	722,000	773,886
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	1,510,000	1,689,313
MGM Resorts International 5.75% 6/15/25	1,130,000	1,268,414

High Yield Series-7

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Scientific Games International 144A 7.00% 5/15/28 #	255,000	$273,322
144A 7.25% 11/15/29 #	350,000	381,273
144A 8.25% 3/15/26 #	1,550,000	1,711,780
Staples 144A 10.75% 4/15/27 #	970,000	986,345
William Carter 144A 5.625% 3/15/27 #	1,090,000	1,174,281

		13,211,474

Consumer Non-Cyclical – 2.89%
JBS USA 144A 5.50% 1/15/30 #	525,000	564,874
144A 5.75% 6/15/25 #	190,000	197,204
144A 6.50% 4/15/29 #	720,000	801,454
144A 6.75% 2/15/28 #	1,085,000	1,200,943
Pilgrim’s Pride 144A 5.75% 3/15/25 #	945,000	978,751
Post Holdings 144A 5.50% 12/15/29 #	1,035,000	1,105,535
Spectrum Brands 144A 5.00% 10/1/29 #	995,000	1,030,171

		5,878,932

Energy – 12.47%
AmeriGas Partners 5.875% 8/20/26	1,205,000	1,330,742
Cheniere Corpus Christi Holdings 7.00% 6/30/24	1,715,000	1,979,925
Cheniere Energy Partners 144A 4.50% 10/1/29 #	965,000	993,419
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	1,140,000	1,158,553
DCP Midstream Operating 5.125% 5/15/29	1,085,000	1,127,695
Genesis Energy 6.50% 10/1/25	1,685,000	1,634,433
Gulfport Energy 6.375% 1/15/26	805,000	501,392
Hess Midstream Operations 144A 5.125% 6/15/28 #	605,000	613,319
Murphy Oil 5.875% 12/1/27	1,520,000	1,597,900
5.875% 12/1/42	575,000	530,975
Murphy Oil USA 4.75% 9/15/29	435,000	460,195
5.625% 5/1/27	1,600,000	1,720,556
NuStar Logistics 6.00% 6/1/26	1,340,000	1,419,561
Oasis Petroleum 144A 6.25% 5/1/26 #	1,105,000	919,940
PDC Energy 6.125% 9/15/24	168,000	170,590
Precision Drilling 144A 7.125% 1/15/26 #	1,725,000	1,643,662
Southwestern Energy 7.75% 10/1/27	1,920,000	1,783,152
Summit Midstream Holdings 5.75% 4/15/25	1,125,000	862,498
Targa Resources Partners 5.375% 2/1/27	1,140,000	1,184,859
5.875% 4/15/26	975,000	1,037,765
Transocean 144A 9.00% 7/15/23 #	1,495,000	1,582,211

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Energy (continued)
WPX Energy 5.25% 10/15/27	1,025,000	$1,083,271

		25,336,613

Financial Services – 1.41%
DAE Funding 144A 5.75% 11/15/23 #	1,110,000	1,167,348
NFP 144A 8.00% 7/15/25 #	525,000	537,030
Springleaf Finance 5.375% 11/15/29	780,000	815,607
VistaJet Malta Finance 144A 10.50% 6/1/24 #	365,000	347,511

		2,867,496

Healthcare – 6.75%
AMN Healthcare 144A 4.625% 10/1/27 #	525,000	527,807
Bausch Health 144A 5.50% 11/1/25 #	2,015,000	2,109,876
Catalent Pharma Solutions 144A 5.00% 7/15/27 #	350,000	367,273
Charles River Laboratories International 144A 5.50% 4/1/26 #	1,554,000	1,674,159
Eagle Holding Co II 144A PIK 7.75% 5/15/22 #T	1,085,000	1,103,619
Encompass Health 4.75% 2/1/30	335,000	348,182
5.75% 11/1/24	462,000	468,161
Hadrian Merger 144A 8.50% 5/1/26 #	1,150,000	1,180,587
HCA 5.375% 2/1/25	925,000	1,024,821
5.875% 2/1/29	530,000	613,475
7.58% 9/15/25	580,000	698,900
Select Medical 144A 6.25% 8/15/26 #	845,000	916,280
Tenet Healthcare 6.875% 11/15/31	415,000	424,482
8.125% 4/1/22	2,035,000	2,254,841

		13,712,463

Insurance – 3.76%
Centene 144A 4.625% 12/15/29 #	505,000	533,129
GTCR AP Finance 144A 8.00% 5/15/27 #	830,000	865,563
HUB International 144A 7.00% 5/1/26 #	1,225,000	1,298,531
SBL Holdings 144A 5.125% 11/13/26 #	860,000	865,188
USI 144A 6.875% 5/1/25 #	1,585,000	1,624,134
WellCare Health Plans 144A 5.375% 8/15/26 #	2,290,000	2,443,087

		7,629,632

Media – 12.27%
Altice Luxembourg 144A 7.625% 2/15/25 #	980,000	1,021,650
144A 10.50% 5/15/27 #	904,000	1,032,278
CCO Holdings 144A 5.375% 6/1/29 #	995,000	1,064,003
144A 5.50% 5/1/26 #	160,000	168,972
144A 5.75% 2/15/26 #	2,065,000	2,182,436

High Yield Series-8

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Media (continued)
CCO Holdings 144A 5.875% 5/1/27 #	985,000	$1,043,925
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	1,566,000	1,737,610
CSC Holdings 144A 5.75% 1/15/30 #	1,050,000	1,122,187
6.75% 11/15/21	965,000	1,040,753
144A 7.50% 4/1/28 #	945,000	1,070,045
144A 7.75% 7/15/25 #	530,000	566,411
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	1,055,000	1,132,146
Diamond Sports Group 144A 6.625% 8/15/27 #	1,805,000	1,758,702
Gray Television 144A 7.00% 5/15/27 #	1,060,000	1,179,886
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	525,000	557,471
Netflix 144A 4.875% 6/15/30 #	520,000	529,087
144A 5.375% 11/15/29 #	365,000	389,393
Nexstar Broadcasting 144A 5.625% 7/15/27 #	1,735,000	1,831,553
Radiate Holdco 144A 6.625% 2/15/25 #	1,565,000	1,585,212
Scripps Escrow 144A 5.875% 7/15/27 #	700,000	734,545
Sirius XM Radio 144A 5.375% 4/15/25 #	1,050,000	1,087,133
Terrier Media Buyer 144A 8.875% 12/15/27 #	845,000	895,700
VTR Finance 144A 6.875% 1/15/24 #	1,170,000	1,198,764

		24,929,862

Real Estate – 0.91%
HAT Holdings I 144A 5.25% 7/15/24 #	1,760,000	1,853,870

		1,853,870

Services – 4.10%
Advanced Disposal Services 144A 5.625% 11/15/24 #	705,000	735,255
Avis Budget Car Rental 144A 6.375% 4/1/24 #	376,000	391,196
Clean Harbors 144A 5.125% 7/15/29 #	610,000	656,023
Covanta Holding 6.00% 1/1/27	1,015,000	1,073,715
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,770,000	1,854,690
Prime Security Services Borrower 144A 5.75% 4/15/26 #	965,000	1,050,648
144A 9.25% 5/15/23 #	151,000	158,644
Tms International Holding 144A 7.25% 8/15/25 #	560,000	507,968
United Rentals North America 5.875% 9/15/26	1,025,000	1,102,157
6.50% 12/15/26	730,000	803,666

		8,333,962

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Technology & Electronics – 5.91%
Banff Merger Sub 144A 9.75% 9/1/26 #	1,080,000	$1,096,227
Broadcom 3.50% 1/15/28	1,055,000	1,062,286
Camelot Finance 144A 4.50% 11/1/26 #	855,000	880,115
CDK Global 5.875% 6/15/26	1,464,000	1,566,670
CommScope Technologies 144A 5.00% 3/15/27 #	312,000	294,068
144A 6.00% 6/15/25 #	970,000	973,521
Micron Technology 4.663% 2/15/30	1,055,000	1,162,131
NCR 144A 6.125% 9/1/29 #	1,030,000	1,119,579
RP Crown Parent 144A 7.375% 10/15/24 #	1,638,000	1,706,247
SS&C Technologies 144A 5.50% 9/30/27 #	1,024,000	1,095,040
Verscend Escrow 144A 9.75% 8/15/26 #	950,000	1,041,461

		11,997,345

Utilities – 2.53%
Calpine 144A 5.25% 6/1/26 #	965,000	1,007,047
TerraForm Power Operating 144A 4.75% 1/15/30 #	1,000,000	1,019,350
144A 5.00% 1/31/28 #	500,000	529,580
Vistra Operations 144A 5.00% 7/31/27 #	494,000	517,134
144A 5.50% 9/1/26 #	1,336,000	1,419,263
144A 5.625% 2/15/27 #	605,000	638,638

		5,131,012

Total Corporate Bonds (cost $172,171,443)		179,446,925

Loan Agreements – 6.73%
Air Medical Group Holdings Tranche B 1st Lien 5.035% (LIBOR01M + 3.25%) 4/28/22	578,573	567,544
Applied Systems 2nd Lien 8.945% (LIBOR03M + 7.00%) 9/19/25	1,940,398	1,991,333
Apro Tanche B 5.842% (LIBOR03M + 4.00%) 10/28/26 •	563,889	568,823
Blue Ribbon 1st Lien 5.891% (LIBOR03M + 4.00%) 11/15/21 •	357,005	308,854
BW Gas & Convenience Holdings Tranche B 8.00% (LIBOR03M + 6.25%) 11/18/24 •	529,000	527,677
CEC Entertainment Tranche B 8.299% (LIBOR01M + 6.50%) 8/17/26 •	523,688	504,835
Chesapeake Energy 9.928% (LIBOR03M + 8.00%) 6/9/24 •	905,000	934,413
Frontier Communications Tranche B-1 1st Lien 5.55% (LIBOR01M + 3.75%) 6/15/24 •	1,025,379	1,032,941
Granite Generation Tranche B 7.50% (PRIME03M + 3.75%) 11/9/26 •	824,000	817,820

High Yield Series-9

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Loan Agreements (continued)
Granite US Holdings Tranche B 7.211% (LIBOR03M + 5.25%) 9/30/26 •	534,660	$537,333
Kronos 2nd Lien 10.159% (LIBOR03M + 8.25%) 11/1/24	922,000	947,355
LCPR Loan Financing Tranche B 6.74% (LIBOR01M + 5.00%) 10/22/26 •	396,000	401,940
Merrill Communications Tranche B 1st Lien 7.089% (LIBOR03M + 5.00%) 10/5/26	735,000	740,513
Panther BF Aggregator 2 Tranche B 1st Lien 5.305% (LIBOR01M + 3.50%) 4/30/26 •	608,475	612,146
Prime Security Services Borrower Tranche B-1 4.944% (LIBOR01M + 3.25%) 9/23/26 •	516,705	518,714
Stars Group Holdings Tranche B 5.446% (LIBOR03M + 3.50%) 7/10/25	564,495	570,182
Summit Midstream Partners Holdings Tranche B 1st Lien 7.799% (LIBOR01M + 6.00%) 5/13/22 •	427,947	420,458
Terrier Media Buyer Tranche B 0.00% 12/17/26 X	434,000	438,883
Vantage Specialty Chemicals 2nd Lien 10.159% (LIBOR03M + 8.25%) 10/20/25 •	570,000	515,850

	Principal	Value
	amount°	(US $)
Loan Agreements (continued)
Verscend Holding Tranche B 6.299% (LIBOR01M + 4.50%) 8/27/25 •	711,430	$717,210

Total Loan Agreements (cost $13,632,637)		13,674,824

	Number of
	shares

Common Stock – 0.00%
Century Communications =†	2,820,000	0

Total Common Stock (cost $85,371)		0

Short-Term Investments – 4.37%
Money Market Mutual Funds – 4.37%
BlackRock FedFund – Institutional
Shares (seven-day effective yield 1.52%)	1,773,577	1,773,577
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	1,773,577	1,773,577
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	1,773,577	1,773,577
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	1,773,577	1,773,577
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	1,773,577	1,773,577

Total Short-Term Investments (cost $8,867,885)		8,867,885

Total Value of Securities – 99.43% (cost $194,757,336)	$201,989,634

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $115,993,324, which represents 57.10% of the Series’ net assets. See Note 9 in “Notes to financial statements.”

T	PIK. 100% of the income received was in the form of cash.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Dec. 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

High Yield Series-10

Delaware VIP® High Yield Series

Schedule of investments (continued)

Unfunded Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at Dec. 31, 2019:

Borrower	Principal Amount	Value	Unrealized Appreciation (Depreciation)
APRO Tranche B-DD 2.00% (LIBOR03M+4.00%) 10/28/26	$161,111	$162,521	$1,410

Summary of abbreviations:

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

USD – US dollar

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-11

Delaware VIP® Trust — Delaware VIP High Yield Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$201,989,634
Dividend and interest receivable	2,870,858
Receivable for securities sold	203,425
Other assets	1,410
Receivable for series shares sold	10,368

Total assets	205,075,695

Liabilities:
Payable for securities purchased	1,595,246
Investment management fees payable to affiliates	114,386
Cash due to custodian	65,143
Payable for series shares redeemed	64,953
Other accrued expenses	50,079
Distribution fees payable to affiliates	31,374
Trustees’ fees and expenses payable	2,019
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,291
Accounting and administration expenses payable to affiliates	911
Legal fees payable to affiliates	313
Reports and statements to shareholders expenses payable to affiliates	97

Total liabilities	1,925,812

Total Net Assets	$203,149,883

Net Assets Consist of:
Paid-in capital	$221,529,454
Total distributable earnings (loss)	(18,379,571)

Total Net Assets	$203,149,883

Net Asset Value:
Standard Class:
Net assets	$79,463,414
Shares of beneficial interest outstanding, unlimited authorization, no par	15,648,999
Net asset value per share	$5.08

Service Class:
Net assets	$123,686,469
Shares of beneficial interest outstanding, unlimited authorization, no par	24,464,154
Net asset value per share	$5.06

[1] Investments, at cost	$194,757,336

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-12

Delaware VIP® Trust —

Delaware VIP High Yield Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Interest	$12,238,521
Dividends	129,243

12,367,764

Expenses:
Management fees	1,326,758
Distribution expenses – Service Class	374,255
Accounting and administration expenses	75,078
Reports and statements to shareholders expenses	44,486
Audit and tax fees	42,682
Dividend disbursing and transfer agent fees and expenses	17,106
Trustees’ fees and expenses	12,114
Legal fees	9,862
Custodian fees	9,295
Registration fees	147
Other	22,715

1,934,498
Less expenses waived	(41,660)
Less expenses paid indirectly	(1,698)

Total operating expenses	1,891,140

Net Investment Income	10,476,624

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments*	(1,923,638)
Net change in unrealized appreciation (depreciation) of investments	21,590,972

Net Realized and Unrealized Gain	19,667,334

Net Increase in Net Assets Resulting from Operations	$30,143,958

*Includes $2,148,795 related to the General Motors term loan litigation. See Note 11 in “Notes to financial statements.”

Delaware VIP Trust —

Delaware VIP High Yield Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,476,624	$12,784,077
Net realized loss	(1,923,638)	(2,031,094)
Net change in unrealized appreciation (depreciation)	21,590,972	(21,186,613)

Net increase (decrease) in net assets resulting from operations	30,143,958	(10,433,630)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,240,447)	(5,963,938)
Service Class	(8,090,946)	(8,454,447)

	(13,331,393)	(14,418,385)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	5,881,247	15,912,072
Service Class	14,379,364	16,527,138
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,240,447	5,963,938
Service Class	8,090,946	8,454,447

	33,592,004	46,857,595

Cost of shares redeemed:
Standard Class	(13,886,413)	(38,683,697)
Service Class	(27,423,040)	(41,242,107)

	(41,309,453)	(79,925,804)

Decrease in net assets derived from capital share transactions	(7,717,449)	(33,068,209)

Net Increase (Decrease) in Net Assets	9,095,116	(57,920,224)

Net Assets:
Beginning of year	194,054,767	251,974,991

End of year	$203,149,883	$194,054,767

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-13

Delaware VIP® Trust — Delaware VIP High Yield Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 4.67	$ 5.20	$ 5.14	$ 4.89	$ 5.67

Income (loss) from investment operations:
Net investment income[1]	0.26	0.28	0.28	0.29	0.34
Net realized and unrealized gain (loss)	0.48	(0.50)	0.09	0.32	(0.67)

Total from investment operations	0.74	(0.22)	0.37	0.61	(0.33)

Less dividends and distributions from:
Net investment income	(0.33)	(0.31)	(0.31)	(0.36)	(0.37)
Net realized gain	—	—	—	—	(0.08)

Total dividends and distributions	(0.33)	(0.31)	(0.31)	(0.36)	(0.45)

Net asset value, end of period	$ 5.08	$ 4.67	$ 5.20	$ 5.14	$ 4.89

Total return[2]	16.43% [3,4]	(4.47% )	7.49%	13.16% [4]	(6.60%	)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 79,463	$ 75,568	$102,359	$112,614	$111,748
Ratio of expenses to average net assets[5]	0.74%	0.75%	0.75%	0.74%	0.75%
Ratio of expenses to average net assets prior to fees waived[5]	0.76%	0.75%	0.75%	0.75%	0.76%
Ratio of net investment income to average net assets	5.32%	5.60%	5.35%	5.95%	6.25%
Ratio of net investment income to average net assets prior to fees waived	5.30%	5.60%	5.35%	5.94%	6.24%
Portfolio turnover	87%	96%	86%	112%	99%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower. See Note 11 in “Notes to financial statements.”
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-14

Delaware VIP® High Yield Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 4.65	$ 5.18	$ 5.12	$ 4.87	$ 5.65

Income (loss) from investment operations:
Net investment income[1]	0.25	0.26	0.26	0.28	0.32
Net realized and unrealized gain (loss)	0.48	(0.49)	0.10	0.32	(0.66)

Total from investment operations	0.73	(0.23)	0.36	0.60	(0.34)

Less dividends and distributions from:
Net investment income	(0.32)	(0.30)	(0.30)	(0.35)	(0.36)
Net realized gain	—	—	—	—	(0.08)

Total dividends and distributions	(0.32)	(0.30)	(0.30)	(0.35)	(0.44)

Net asset value, end of period	$ 5.06	$ 4.65	$ 5.18	$ 5.12	$ 4.87

Total return[2]	16.12%[3]	(4.76% )	7.26%	12.91%	(6.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,687	$118,487	$149,616	$160,831	$162,513
Ratio of expenses to average net assets[4]	1.04%	1.03%	1.00%	0.99%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.06%	1.05%	1.05%	1.05%	1.06%
Ratio of net investment income to average net assets	5.02%	5.32%	5.10%	5.70%	6.00%
Ratio of net investment income to average net assets prior to fees waived	5.00%	5.30%	5.05%	5.64%	5.94%
Portfolio turnover	87%	96%	86%	112%	99%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower. See Note 11 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-15

Delaware VIP® Trust — Delaware VIP High Yield Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019, the Series held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain

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Notes to financial statements (continued)

on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1,697 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective April 30, 2019, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* Prior to April 30, 2019, the waiver was 0.75% of the Series’ average daily net assets. The waiver and reimbursement are accrued daily and received monthly. This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $11,481 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $15,309 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $5,789 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

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Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$169,858,026
Sales	185,677,834

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$195,616,089	$8,572,658	$(2,199,113)	$6,373,545

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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Notes to financial statements (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1	Level 2	Level 3	Total

Assets:

Corporate Debt	$—	$179,446,925	$—	$179,446,925
Loan Agreements[1]	—	13,674,824	—	13,674,824
Common Stock	—	—	—	—
Short-Term Investments	8,867,885	—	—	8,867,885

Total Value of Securities	$8,867,885	$193,121,749	$—	$201,989,634

1Loan agreements are valued across Level 2 and Level 3.

The securities that have been valued at zero on the “Schedule of investments” are considered to be a Level 3 investments in this table.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 Investments inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended

	12/31/19	12/31/18
Ordinary Income	$13,331,393	$14,418,385

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$221,529,454
Undistributed ordinary income	10,980,423
Capital loss carryforwards	(35,733,539)
Net unrealized appreciation of investments	6,373,545

Net assets	$203,149,883

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

At Dec. 31, 2019, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character No Expiration

Short-term	Long-term	Total
$13,574,333	$22,159,206	$35,733,539

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Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	1,198,436	3,232,018
Service Class	2,929,268	3,276,383
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,103,252	1,229,678
Service Class	1,706,951	1,746,787

	6,937,907	9,484,866

Shares redeemed:
Standard Class	(2,832,201)	(7,968,834)
Service Class	(5,651,948)	(8,437,338)

	(8,484,149)	(16,406,172)

Net decrease	(1,546,242)	(6,921,306)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other

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Notes to financial statements (continued)

debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual

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Notes to financial statements (continued)

securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. Because it was believed that the Series was a secured creditor, the Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Series was an unsecured creditor and, as an unsecured creditor, the Series should not have received payment in full. Based on available information related to the litigation and the Series’ potential exposure, the Series previously recorded a contingent liability of $3,069,708 and an asset of $920,913 based on the potential recoveries by the estate that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Series, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Series recognizing a gain in the amount of the liability reversed.

12. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

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Delaware VIP® Trust — Delaware VIP High Yield Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP High Yield Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP High Yield Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP High Yield Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP High Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MIMEL, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMEL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMEL.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst

Value Series-24

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP High Yield Series at a meeting held August 21-22,2019 (continued)

performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Value Series-25

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series’ reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Value Series-26

Delaware Funds® by Macquarie

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

High Yield Series-27

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee
and Governance Committee Member — Community Health Systems
(May 2004–Present)

Director —

Drexel Morgan & Co.
(2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC
(2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve Bank of Philadelphia
(January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and
Audit Committee
Chair — Camden
Property Trust
(August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating
and Governance Committee
Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas,Inc.
(March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc.
(July 2014-Present)

Director —
HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC
Finance Corporation (December 2013-April 2018)

High Yield Series-28

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)

Director; Chair of Investments Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member —

The Merger Fund
(2013–Present), The Merger Fund VL
(2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange
(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

High Yield Series-29

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

High Yield Series-30

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPHY 22464 (2/20) (1073909)	High Yield Series-31

Delaware VIP® Trust

Delaware VIP International Value Equity Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / country and sector allocations	6

Schedule of investments	7

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	14

Report of independent registered public accounting firm	22

Other Series information	23

Board of trustees / directors and officers addendum	26

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® International Value Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term growth without undue risk to principal.

Effective March 1, 2019, portfolio managers of Delaware VIP International Value Equity Series (the “Series”) changed. The new portfolio managers repositioned the Series’ investment portfolio in accordance with its current investment process beginning after April 15, 2019. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series. Please read the latest prospectus for more information concerning this event.

For the fiscal year ended Dec. 31, 2019, the Series’ Standard Class shares gained 19.31% and Service Class shares gained 18.95%. Both figures reflect all dividends reinvested. The Series’ benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, advanced 22.01% (net) and 22.66% (gross) for the same period.

During the fourth quarter of 2018, prior to the fiscal year, there was a sharp decline in the valuation of risky assets. But early in 2019, equity prices began to recover. There were plenty of reasons, in our view, for equity investors to be concerned, notably the continuing disputes between the United States and several of its most important trading partners. The looming prospect of Brexit continued to create doubt about the United Kingdom’s economic and political outlook. Despite these uncertainties, equities generally performed well over the 12 months ended Dec. 31, 2019.

During the fiscal year, the spot price of West Texas Intermediate (WTI) oil rose by nearly 35%, while the spot price of gold climbed about 18%. Broader-based commodity indices also showed fairly strong performance. The total return of the energy-intensive S&P GSCI was about 18% for the year, while the broad-based Thomson Reuters/CoreCommodity CRB Index rose almost 12% over the 12-month period.

Risk-free interest rates continued to decline over the course of the fiscal year. The yield on US 10-year Treasurys was 2.7% at the end of December 2018, but fell to roughly 1.8% by the end of December 2019. In Japan, the yield on 10-year government bonds was roughly zero at the end of December 2018, dipped into negative territory mid-year, and then returned to near zero by the end of the year. In Germany, 10-year government bonds offered barely positive yields at the end of December 2018, dropping to negative levels at the end of December 2019.

These declines in interest rates led to unusually high total returns for fixed income investors over the 12-month period, but it seems unlikely, in our view, that risk-free interest rates around the world can continue to decline significantly from current levels. The limited scope for further declines in interest rates may cause equities to look relatively more appealing, for asset owners with longer investment horizons. Although some market observers believe that falling interest rates and weak commodity returns indicate an economic slowdown, equity investors appeared to shrug off these warning signals.

During the 12 months ended Dec. 31, 2019, growth equity indices tended to generate stronger returns than value equity indices. This was a headwind for the Series, which by design tends to be overweight in value stocks and underweight in growth relative to its benchmark, which contains both growth and value holdings. It is, therefore, not surprising to us that the Series delivered disappointing active returns during the fiscal year relative to its benchmark.

We invest with the mindset of long-term business owners, and our research is therefore focused on how well a company can deploy its capital and redeploy retained earnings. Therefore, the Series’ portfolio is built bottom-up (stock by stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to analyze the various contributors to and detractors from the Series’ performance against its benchmark. For the fiscal year ended Dec. 31, 2019, active country and sector weights were generally helpful to performance, both before and after the changeover to a new management team.

Over the full period, style effects also helped boost active returns. The Series’ underweight in earnings variability and residual volatility were helpful to its performance relative to its benchmark. Conversely, the Series’ underweights in beta (higher risk) and in growth both slightly detracted from performance.

In terms of individual holdings, three of the largest contributors to the Series’ active performance were German sportswear maker adidas AG, Japanese telecommunications firm KDDI Corp., and Swiss pharmaceutical manufacturer Roche Holding AG, which all rose more than 20% in US dollar terms during the Series’ fiscal year. From January through July, adidas rose steadily, buoyed by positive earnings reports, and its price held roughly steady thereafter. KDDI declined in the first few months of 2019 due to investors’ concern about a possible price war in the Japanese telecommunications market, but then showed an impressive recovery from early April onward as the situation became clearer. Roche rose strongly during the second half of 2019, after issuing strong quarterly earnings reports and increased management guidance for the full year.

International Value Equity Series-1

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

Conversely, three of the largest detractors from performance during the fiscal year were German healthcare firm Fresenius Medical Care AG & Co. KGaA, Japanese power tool producer Makita Corp., and French media firm Publicis Groupe S.A. Although Fresenius Medical Care began the fiscal year strongly, it declined from the end of April to the end of October as investors became concerned about possible changes in the structure of US healthcare payments to dialysis providers. Makita’s quarterly reports of operating income were below consensus estimates several times during the year, and its stock price suffered accordingly. In somewhat similar fashion, shares of Publicis Groupe fell after the company reported revenues that were lower than the market expected. Nevertheless, all three companies remained in the Series’ portfolio at the end of December 2019, as we believe their overall risk-reward profiles are still attractive over the medium to long term.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

International Value Equity Series-2

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Value Equity Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Oct. 29, 1992)	+19.31%	+6.38%	+4.74%	+4.45%	+6.38%

Service Class shares (commenced operations on May 1, 2000)	+18.95%	+6.07%	+4.45%	+4.18%	+4.66%

MSCI EAFE Index (net)	+22.01%	+9.56%	+5.67%	+5.50%	n/a

MSCI EAFE Index (gross)	+22.66%	+10.11%	+6.18%	+5.99%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.34%, while total operating expenses for Standard Class and Service Class shares were 1.04% and 1.34%, respectively. The management fee for Standard Class and Service Class shares was 0.85%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.04% of the Series’ average daily net assets from Jan. 1, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

International Value Equity Series-3

Delaware VIP® International Value Equity Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
– – MSCI EAFE Index (gross)	$10,000	$17,899
--- MSCI EAFE Index (net)	$10,000	$17,085
– – Delaware VIP International Value Equity Series (Standard Class)	$10,000	$15,453

The graph shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The S&P GSCI (formerly Goldman Sachs Commodity Index), mentioned on page 1, is a world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

The Thomson Reuters/CoreCommodity CRB Index, mentioned on page 1, is a widely recognized measure of global commodities markets. It is made up of 19 components considered to be significant commodities, including silver, sugar, wheat, aluminum, and soybeans.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,041.50	1.04%	$5.35
Service Class	1,000.00	1,039.90	1.34%	6.89
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,019.96	1.04%	$5.30
Service Class	1,000.00	1,018.45	1.34%	6.82

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Security type / country and sector allocations

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock by Country	97.37%
Denmark	6.68%
France	25.15%
Germany	6.57%
Ireland	1.42%
Japan	21.37%
Netherlands	7.10%
Sweden	3.92%
Switzerland	15.23%
United Kingdom	9.93%
Exchange-Traded Fund	2.42%
Securities Lending Collateral	3.05%
Total Value of Securities	102.84%
Obligation to Return Securities Lending Collateral	(3.05%)
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	23.77%
Consumer Staples[1]	37.86%
Healthcare	18.20%
Industrials	11.96%
Materials	5.58%
Total	97.37%

[1]

To monitor compliance with the Series’ concentration guidelines, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, Beverages, Cosmetics, Food and Retail. As of Dec. 31, 2019, such amounts, as a percentage of total net assets, were 8.33%, 1.77%, 25.54% and 2.22%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Consumer Staples sector” for financial reporting purposes may exceed 25%.

International Value Equity Series-6

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Schedule of investments

December 31, 2019

	Number of	Value
	shares	(US $)

Common Stock – 97.37% Δ
Denmark – 6.68%
Novo Nordisk Class B	58,980	$3,417,822

		3,417,822

France – 25.15%
Air Liquide	20,180	2,856,651
Danone	40,220	3,333,982
Orange†	130,710	1,923,620
Publicis Groupe	54,850	2,483,159
Sodexo	19,240	2,280,086

		12,877,498

Germany – 6.57%
adidas AG	2,570	835,427
Fresenius Medical Care AG & Co.	34,350	2,529,116

		3,364,543

Ireland – 1.42%
Kerry Group Class A	5,840	727,786

		727,786

Japan – 21.37%
Asahi Group Holdings *	31,400	1,432,484
Kao*	11,000	907,226
KDDI	77,000	2,297,401
Kirin Holdings *	29,300	639,519
Lawson	20,000	1,135,253
Makita	38,600	1,333,046
Secom	8,100	722,866
Seven & i Holdings	67,500	2,474,242

		10,942,037

Netherlands – 7.10%
Koninklijke Ahold Delhaize	145,240	3,632,206

		3,632,206

Sweden – 3.92%
Securitas Class B	116,580	2,008,583

		2,008,583

Switzerland – 15.23%
Nestle	26,850	2,906,923
Roche Holding	10,380	3,373,529
Swatch Group	5,440	1,518,877

		7,799,329

United Kingdom – 9.93%
Diageo	51,760	2,194,304
G4S	713,720	2,060,958
Next	8,920	829,207

		5,084,469

Total Common Stock (cost $47,957,000)		49,854,273

	Number of	Value
	shares	(US $)

Exchange-Traded Funds – 2.42%
iShares MSCI EAFE ETF	1,090	$75,690
Vanguard FTSE Developed Markets ETF*	26,440	1,164,946

Total Exchange-Traded Funds (cost $1,193,941)		1,240,636

Total Value of Securities Before Securities Lending Collateral – 99.79% (cost $49,150,941)		51,094,909

	Principal
	amount°

Securities Lending Collateral – 3.05% **
Certificate of Deposit – 0.14% ≠
Bank of Nova Scotia (Toronto) 1.55% 1/2/20	70,000	70,000

		70,000

Repurchase Agreements – 2.91%
Bank of Montreal 1.55%, dated 12/31/19, to be repurchased on 1/2/20, repurchase price $363,336 (collateralized by US government obligations 0.125%-7.875% 2/15/21-10/15/24; market value $370,571)	363,305	363,305
Bank of Nova Scotia 1.55%, dated 12/31/19, to be repurchased on 1/2/20, repurchase price $363,336 (collateralized by US government obligations 0.125%-2.75% 11/15/20-10/31/24; market value $370,603)	363,305	363,305
BofA Securities 1.55%, dated 12/31/19, to be repurchased on 1/2/20, repurchase price $363,336 (collateralized by US government obligations 1.75%-2.00% 6/15/22-6/30/24; market value $370,572)	363,305	363,305
Credit Agricole 1.55%, dated 12/31/19, to be repurchased on 1/2/20, repurchase price $363,336 (collateralized by US government obligations 0.125% 1/15/22; market value $370,571)	363,305	363,305

International Value Equity Series–7

Delaware VIP® International Value Equity Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Securities Lending Collateral ** (continued)
Repurchase Agreements (continued)
JP Morgan Securities 1.55%, dated 12/31/19, to be repurchased on 1/2/20, repurchase price $37,680 (collateralized by US government obligations 1.75%-2.875% 9/15/21-6/30/24; market value $38,431)	37,677	$37,677

		1,490,897

Total Securities Lending Collateral (cost $1,560,897)		1,560,897

Total Value of Securities – 102.84% (cost $50,711,838)	$52,655,806∎

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.

≠ The rate shown is the effective yield at the time of purchase.

∎	Includes $4,117,820 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $2,836,355.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income producing security.

The following foreign currency exchange contract was outstanding at Dec. 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
BNYM	GBP	(5,129)	USD	6,800	1/2/20	$7

1See Note 8 in “Notes to financial statements.”

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

Summary of abbreviations:

BNYM – Bank of New York Mellon

EAFE – Europe Australasia Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

GBP – British Pound Sterling

MSCI – Morgan Stanley Capital International

USD – US Dollar

See accompanying notes, which are an integral part of financial statements.

International Value Equity Series-8

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Delaware VIP® Trust — Delaware VIP International Value Equity Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$51,094,909
Short-term investments held as collateral for loaned securities, at value[2]	1,560,897
Foreign currencies, at value[3]	171,675
Foreign tax reclaims receivable	217,391
Dividends and interest receivable	31,323
Receivable for securities sold	20,685
Receivable for series shares sold	14,385
Securities lending income receivable	435
Unrealized appreciation on foreign currency exchange contracts	7

Total assets	53,111,707

Liabilities:
Cash due to custodian	138,948
Obligation to return securities lending collateral	1,560,346
Payable for series shares redeemed	136,288
Other accrued expenses	38,475
Investment management fees payable to affiliates	34,871
Trustees’ fees and expenses payable	501
Accounting and administration expenses payable to affiliates	483
Dividend disbursing and transfer agent fees and expenses payable to affiliates	323
Distribution fees payable to affiliates	169
Legal fees payable to affiliates	79
Reports and statements to shareholders expenses payable to affiliates	25
Other liabilities	618

Total liabilities	1,911,126

Total Net Assets	$51,200,581

Net Assets Consist of:
Paid-in capital	$46,446,821
Total distributable earnings (loss)	4,753,760

Total Net Assets	$51,200,581

Net Assets Value:
Standard Class:
Net assets	$50,496,220
Shares of beneficial interest outstanding, unlimited authorization, no par	4,101,733
Net asset value per share	$12.31

Service Class:
Net assets	$704,361
Shares of beneficial interest outstanding, unlimited authorization, no par	57,439
Net asset value per share	$12.26

[1] Investments, at cost	$49,150,941
[2] Short-term investments held as collateral for loaned securities, at cost	1,560,897
[3] Foreign currencies, at cost	172,775

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-10

Delaware VIP® Trust —

Delaware VIP International Value Equity Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$1,530,129
Securities lending income	4,433
Interest	2,144
Foreign tax withheld	(157,604)

1,379,102

Expenses:
Management fees	417,823
Accounting and administration expenses	48,313
Audit and tax fees	37,522
Custodian fees	16,579
Reports and statements to shareholders expenses	15,252
Legal fees	9,770
Dividend disbursing and transfer agent fees and expenses	4,248
Trustees’ fees and expenses	2,896
Distribution expenses – Service Class	1,905
Registration fees	10
Other	11,241

565,559
Less expenses waived	(52,945)
Less expenses paid indirectly	(10)

Total operating expenses	512,604

Net Investment Income	866,498

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,815,293
Foreign currencies	(2,301)
Foreign currency exchange contracts	(42,762)

Net realized gain	2,770,230

Net change in unrealized appreciation (depreciation) of:
Investments	4,854,154
Foreign currencies	501
Foreign currency exchange contracts	7

Net change in unrealized appreciation (depreciation)	4,854,662

Net Realized and Unrealized Gain	7,624,892

Net Increase in Net Assets Resulting from Operations	$8,491,390

Delaware VIP Trust —

Delaware VIP International Value Equity Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$866,498	$1,096,769
Net realized gain	2,770,230	894,559
Net change in unrealized appreciation (depreciation)	4,854,662	(11,331,690)

Net increase (decrease) in net assets resulting from operations	8,491,390	(9,340,362)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(1,885,628)	(1,385,108)
Service Class	(27,349)	(11,061)

	(1,912,977)	(1,396,169)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,001,321	4,315,587
Service Class	272,794	319,083
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,885,628	1,385,108
Service Class	27,348	11,061

	5,187,091	6,030,839

Cost of shares redeemed:
Standard Class	(4,312,975)	(3,274,187)
Service Class	(201,163)	(45,267)

	(4,514,138)	(3,319,454)

Increase in net assets derived from capital share transactions	672,953	2,711,385

Net Increase (Decrease) in Net Assets	7,251,366	(8,025,146)

Net Assets:
Beginning of year	43,949,215	51,974,361

End of year	$51,200,581	$43,949,215

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-11

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class Year ended
	12/31/19	12/31/18		12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$10.73	$13.39		$11.11	$10.84	$10.99

Income (loss) from investment operations:
Net investment income[1]	0.21	0.27		0.25	0.19	0.19
Net realized and unrealized gain (loss)	1.83	(2.57)		2.22	0.26	(0.11)

Total from investment operations	2.04	(2.30)		2.47	0.45	0.08

Less dividends and distributions from:
Net investment income	(0.26)	(0.36)		(0.19)	(0.18)	(0.23)
Net realized gain	(0.20)	—		—	—	—

Total dividends and distributions	(0.46)	(0.36)		(0.19)	(0.18)	(0.23)

Net asset value, end of period	$12.31	$10.73		$13.39	$11.11	$10.84

Total return[2]	19.31% [3]	(17.64%	)[3]	22.51%	4.19%	0.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,496	$43,416		$51,613	$65,633	$62,285
Ratio of expenses to average net assets	1.04%	1.06%		1.06%	1.02%	1.04%
Ratio of expenses to average net assets prior to fees waived	1.15%	1.10%		1.06%	1.02%	1.04%
Ratio of net investment income to average net assets	1.77%	2.21%		2.00%	1.78%	1.66%
Ratio of net investment income to average net assets prior to fees waived	1.66%	2.17%		2.00%	1.78%	1.66%
Portfolio turnover	137%[4]	13%		15%	19%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-12

Delaware VIP® International Value Equity Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$10.70	$13.36	$11.09	$10.82	$10.97

Income (loss) from investment operations:
Net investment income[1]	0.17	0.24	0.22	0.16	0.16
Net realized and unrealized gain (loss)	1.83	(2.57)	2.21	0.26	(0.11)

Total from investment operations	2.00	(2.33)	2.43	0.42	0.05

Less dividends and distributions from:
Net investment income	(0.24)	(0.33)	(0.16)	(0.15)	(0.20)
Net realized gain	(0.20)	—	—	—	—

Total dividends and distributions	(0.44)	(0.33)	(0.16)	(0.15)	(0.20)

Net asset value, end of period	$12.26	$10.70	$13.36	$11.09	$10.82

Total return[2]	18.95%	(17.90% )	22.18%	3.92%	0.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$705	$533	$361	$330	$147
Ratio of expenses to average net assets	1.34%	1.35%	1.31%	1.27%	1.29%
Ratio of expenses to average net assets prior to fees waived	1.45%	1.40%	1.36%	1.32%	1.34%
Ratio of net investment income to average net assets	1.47%	1.92%	1.75%	1.53%	1.41%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.87%	1.70%	1.48%	1.36%
Portfolio turnover	137%[3]	13%	15%	19%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	The Fund’s portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-13

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2019, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments attributable to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency

International Value Equity Series-14

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $8 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.04% of the Series’ average daily net assets from Jan. 1, 2019 through Dec. 31, 2019.* This waiver and reimbursement may only be terminated by agreement of DMC and the Series. The waiver and reimbursement are accrued daily and received monthly.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $5,800 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $3,687 for these services. Pursuant to a sub-transfer agency

Emerging Markets Series-17

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $7,790 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$66,318,571
Sales	66,298,744

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments in the Series for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$50,761,555	$3,688,261	$(1,794,003)	$1,894,258

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon,

Emerging Markets Series-18

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1	Level 2	Total
Assets:
Common Stock
Denmark	—	3,417,822	3,417,822
France	12,877,498	—	12,877,498
Germany	835,427	2,529,116	3,364,543
Ireland	727,786	—	727,786
Japan	—	10,942,037	10,942,037
Netherlands	3,632,206	—	3,632,206
Sweden	—	2,008,583	2,008,583
Switzerland	—	7,799,329	7,799,329
United Kingdom	5,084,469	—	5,084,469
Exchange-Traded Funds	1,240,636	—	1,240,636
Securities Lending Collateral	—	1,560,897	1,560,897

Total Value of Securities	$24,398,022	$28,257,784	$52,655,806

Derivatives*
Assets:
Foreign Currency Exchange Contracts	$—	$7	$7

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

As a result of utilizing international fair value pricing at Dec. 31, 2019, a portion of the common stock in the portfolio was categorized as Level 2.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series’ occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

Emerging Markets Series-19

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$1,074,943	$1,396,169
Long-term capital gain	838,034	—

Total	$1,912,977	$1,396,169

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$46,446,821
Undistributed ordinary income	820,086
Undistributed long-term capital gains	2,039,416
Net unrealized appreciation on investments, foreign currencies, and derivatives	1,894,258

Net assets	$51,200,581

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	259,029	352,272
Service Class	22,673	25,616
Shares issued upon reinvestment of dividends and distributions:
Standard Class	161,718	107,041
Service Class	2,350	856

	445,770	485,785

Shares redeemed:
Standard Class	(365,370)	(266,457)
Service Class	(17,369)	(3,703)

	(382,739)	(270,160)

Net increase	63,031	215,625

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

Emerging Markets Series-20

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2019, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.

During the year ended Dec. 31, 2019, the Series experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2019.

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (Average notional value)	$328,854	$296,654

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2019, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivatives Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$7	$—	$7

International Value Equity Series-19

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNY Mellon	$7	$—	$—	$—	$—	$7

Securities Lending

Securities lending transactions are entered into by the Series under master securities lending agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MLSA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral (see also Note 8).

As of Dec. 31, 2019, the following table is a summary of the Series securities lending agreement by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received - Invested in Securities(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
BNY Mellon	$4,117,820	$1,281,465	$2,836,355	$4,117,820	$—

(a)The value of the related collateral received exceeded the value of the securities loaned at value, as applicable, as of Dec. 31, 2019.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of Investments.” Securities purchased with cash collateral are valued at the market value. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the

International Value Equity Series-20

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

10. Securities Lending (continued)

borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

The following table reflects a breakdown of transactions in securities lending collateral accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of Dec. 31, 2019:

Remaining Contractual Maturity of the Agreements as of Dec. 31, 2019

Securities Lending Transactions	Overnight and Continuous	Under 30 days	Between 30 and 90 days	Over 90 days	Total
Certificates of Deposits and Repurchase Agreements	$1,560,897	$ —	$ —	$ —	$1,560,897

At Dec. 31, 2019, the value of securities on loan was $4,117,820 for which the Series received cash collateral of $1,560,897 and non-cash collateral of $2,836,355. At Dec. 31, 2019, the value of invested collateral was $1,560,897. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

International Value Equity Series-21

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Value Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

International Value Equity Series-22

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Value Equity Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP International Value Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies. and restrictions for the Series; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst

International Value Equity Series-23

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP International Value Equity Series at a meeting held August 21-22, 2019 (continued)

performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international multi-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

International Value Equity Series-24

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
43.81%	56.19%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $83,592. The gross foreign source income earned during the fiscal year 2019 by the Series was $1,500,770.

International Value Equity Series-25

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

International Value Equity Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee
and Governance Committee Member — Community Health Systems
(May 2004–Present)

Director —
Drexel Morgan & Co.
(2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC
(2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and
Audit Committee
Chair — Camden
Property Trust
(August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo
Oil &Gas, Inc.
(March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director —
HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

International Value Equity Series-27

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance
(2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member —
The Merger Fund
(2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund
(2013–Present), and WCM Alternatives: Credit Event Fund
(December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange
(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

International Value Equity Series-28

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Value Equity Series-29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPIVE 22465 (2/20) (1073909)	International Value Equity Series-30

Delaware VIP® Trust

Delaware VIP Limited-Term Diversified Income Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	6

Security type / sector allocation	7

Schedule of investments	8

Statement of assets and liabilities	15

Statement of operations	16

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	19

Report of independent registered public accounting firm	27

Other Series information	28

Board of trustees / directors and officers addendum	31

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Limited-Term Diversified Income Series (the “Series”) Standard Class shares gained 5.21%, and Service Class shares gained 4.81%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays 1–3 Year US Government/Credit Index, advanced 4.03%.

The major theme of the Series’ fiscal year was the great monetary policy pivot. As 2019 began, the US Federal Reserve was contemplating four additional rate hikes, adding to the increases implemented in 2018. It soon became apparent, however, that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

As 2019 began, US economic indicators started to flash yellow while global financial conditions were flashing red. At the end of 2018, a sharp drop in liquidity led to a dramatic widening of credit spreads – the difference between yields on corporate bonds and yields on Treasury securities – and a significant decline in equities, reflecting the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, the continuing US-China trade dispute, and the ongoing Brexit drama. The growing number of populist uprisings, including those in Latin American nations, Hong Kong, and Lebanon was also significant. All of this contributed to a rise in global unease.

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, after signaling a hold on further rate hikes early in 2019, the Fed terminated quantitative tightening and balance-sheet reductions. Three interest rate cuts of 0.25 percentage points each followed in August, September, and October.

The Series entered the year with a barbell positioning – a strategy that involves purchasing both short- and long-term bonds in an attempt to seek better risk adjusted returns. The anchor on the short end contained about 35% of the Series’ assets in floating-rate securities, primarily in asset-backed securities. Much of those asset-backed floaters were prime consumer receivables at the top of the capital structure in auto loans and consumer credit card loans. That anchor allows the Series to own other, somewhat more volatile, securities – particularly corporate credit – on the long end of the barbell. Because they are further out on the yield curve, they provide the opportunity to pick up income while allowing the Series to maintain a similar duration overall to the benchmark. This enables a potential yield advantage over the index without taking additional interest rate risk relative to the benchmark.

Early in the year, the Series, by design, had three times as much exposure to corporate credit as the index. This overweighting to credit risk was favorable as the Fed pivoted to a more accommodative monetary policy as it supported riskier assets. The Series’ curve position was also positive since it was beneficial to be further up the yield curve within corporate credit.

As the year progressed, valuations became less attractive. Accordingly, about halfway through the year, we reduced the Series’ corporate credit exposure from three times to two times that of the benchmark and maintained our yield advantage over the benchmark. We waited for market dynamics to shift and valuations to approach what we felt was close to their full potential before repositioning holdings as we believed the Series was positioned well for the Fed’s pivot.

The biggest driver of the Series’ relative performance was an overweight to corporate credit during a year in which investors embraced risk assets. Within corporate credit, our overweight to financials, particularly banking, added to relative performance, compounded by strong security selection within the corporate sector.

Our floating rate positions were major detractors from the Series’ relative performance as these positions produced lower-than-benchmark returns. But because the Series uses the sector as a barbell anchor, we were willing to trade off lower yields there in exchange for potentially much higher returns elsewhere. The Series’ position in mortgage-backed securities (MBS) also detracted. We had some interest-only securities and short-end securities in place as protection in case rates rose. However, rates didn’t rise, and these securities performed quite poorly, dragging down the Series’ overall performance within mortgages. Because mortgages are an out-of-benchmark sector and underperformed the benchmark, that allocation also detracted from performance.

When we assess market risks, we consider that geopolitical concerns, including the 2020 US election, are likely to be a factor along with persistent weak global growth. Corporate credit exposure also involves some risk, in part because we’re still at full valuations. To offset that to a certain extent, the Series is maintaining high-quality duration within its Treasury holdings.

As needed, we can shift assets from corporate bonds to longer-term Treasurys. Within Treasurys, we can extend a number of shorter floating-rate securities further out while doing the reverse within corporate credit, bringing down duration there as an offset. Because we don’t want duration or interest rate movement to determine how the Series performs, we remain close to the benchmark on duration. That allows security selection within corporate credit

Limited-Term Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Portfolio management review (continued)	January 7, 2020 (Unaudited)

and mortgages to drive our performance going forward. We believe that’s where we can possibly gain a yield advantage without taking additional interest rate risk relative to the benchmark.

Although there certainly are risks ahead in corporate credit, we remain confident in our allocation. If the market experiences heightened volatility, we can expect the Fed to support risk assets. We believe that opportunities remain within corporate credit, particularly in higher-quality issues. For example, because banks are highly regulated, they are less exposed to event risk. Overall, the Series is much closer to neutral on a market value basis as it has become harder to find value within corporate credit.

During 2019, the Series used financial futures and high yield credit default swaps. We used financial futures to manage duration, which fluctuated regularly throughout the year. The Series used high yield credit default swaps to offset some of its high yield and bank loan exposure. As a hedge, credit default swaps averaged about 8% to 10% of the Series’ allocation throughout the year while the Series’ high yield and bank loan exposure averaged about 12%. Although the high yield credit default swaps detracted from Series performance by about 65 basis points, the net effect was just 5 basis points after considering the positive returns generated by high yield bonds and bank loans. (A basis point equals one hundredth of a percentage point.)

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Limited-Term Diversified Income Series-2

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited-Term Diversified Income Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+5.21%	+2.52%	+2.09%	+2.11%	+4.73%

Service Class shares (commenced operations on May 1, 2000)	+4.81%	+2.24%	+1.81%	+1.85%	+3.55%

Bloomberg Barclays 1–3 Year US Government/Credit Index	+4.03%	+2.15%	+1.67%	+1.54%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.84%, while total operating expenses for Standard Class and Service Class shares were 0.54% and 0.84%, respectively. The management fee for Standard Class and Service Class shares was 0.48%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.55% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* Prior to April 30, 2019, the expenses were capped at 0.56% of the Series’ average daily net assets.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond portfolios can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. The Series may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Limited-Term Diversified Income Series-3

Delaware VIP® Limited-Term Diversified Income Series

Performance summary (Unaudited) (continued)

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

An investment in asset-backed securities may involve risks. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets.

Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the US government or its agencies or instrumentalities, such as Freddie Mac, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the US government or its agencies or instrumentalities.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

For period beginning Dec. 31, 2009, through Dec. 31, 2019	Starting value	Ending value
–– Delaware VIP Limited-Term Diversified Income Series (Standard Class)	$10,000	$12,324
–– Bloomberg Barclays 1–3 Year US Government / Credit Index	$10,000	$11,654

The graph shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

Limited-Term Diversified Income Series-4

Delaware VIP® Limited-Term Diversified Income Series

Performance summary (Unaudited) (continued)

The graph also shows $10,000 invested in the Bloomberg Barclays 1–3 Year US Government/Credit Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The Bloomberg Barclays 1–3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Limited-Term Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,016.10	0.54%	$2.74
Service Class	1,000.00	1,014.60	0.84%	4.27
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.48	0.54%	$2.75
Service Class	1,000.00	1,020.97	0.84%	4.28

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Limited-Term Diversified Income Series-6

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Security type / sector allocation

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.36%
Agency Commercial Mortgage-Backed Securities	0.29%
Agency Mortgage-Backed Securities	15.22%
Corporate Bonds	32.02%
Banking	13.66%
Basic Industry	0.35%
Capital Goods	1.40%
Communications	3.05%
Consumer Cyclical	0.48%
Consumer Non-Cyclical	2.84%
Electric	4.09%
Energy	2.37%
Finance Companies	1.54%
Insurance	0.30%
Natural Gas	0.14%
Technology	1.80%
Non-Agency Asset-Backed Securities	23.19%
Non-Agency Collateralized Mortgage Obligations	0.40%
Non-Agency Commercial Mortgage-Backed Security	0.03%
Sovereign Bond	1.04%
Supranational Banks	1.77%
US Treasury Obligations	20.31%
Preferred Stock	0.20%
Short-Term Investments	4.66%
Total Value of Securities	99.49%
Receivables and Other Assets Net of Liabilities	0.51%
Total Net Assets	100.00%

Limited-Term Diversified Income Series-7

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Schedule of investments

December 31, 2019

	Principal	Value
	amount°	(US $)

Agency Collateralized Mortgage Obligations – 0.36%
Fannie Mae Connecticut Avenue Securities
Series 2017-C01 1M1 3.092% (LIBOR01M + 1.3%) 7/25/29 •	86,277	$86,356
Fannie Mae Grantor Trust
Series 2001-T5 A2 6.979% 6/19/41 •	9,565	10,818
FDIC Guaranteed Notes Trust
Series 2010-S2 1A 144A 2.281% (LIBOR01M + 0.5%, Cap 10.00%, Floor 0.45%) 11/29/37 #•	353,638	353,531
Freddie Mac REMICs
Series 3067 FA 2.09% (LIBOR01M + 0.35%, Cap 7.00%, Floor 0.35%) 11/15/35 •	553,457	550,976
Series 3800 AF 2.24% (LIBOR01M + 0.5%, Cap 7.00%, Floor 0.50%) 2/15/41 •	1,122,265	1,124,356
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.642% (LIBOR01M + 2.85%) 4/25/28 •	245,297	247,652
Series 2016-DNA3 M2 3.792% (LIBOR01M + 2%) 12/25/28 •	55,540	55,621
Series 2016-DNA4 M2 3.092% (LIBOR01M + 1.3%, Floor 1.3%) 3/25/29 •	213,629	214,056
Series 2017-DNA3 M2 4.292% (LIBOR01M + 2.5%) 3/25/30 •	450,000	460,530
Series 2017-HQA2 M2AS 2.842% (LIBOR01M + 1.05%) 12/25/29 •	1,000,000	992,731
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	627	730
Series T-58 2A 6.50% 9/25/43 ◆	13,039	14,692
NCUA Guaranteed Notes Trust
Series 2011-R2 1A 2.113% (LIBOR01M + 0.4%, Cap 8.00%, Floor 0.4%) 2/6/20 •	678,213	678,213

Total Agency Collateralized Mortgage Obligations (cost $4,778,415)		4,790,262

Agency Commercial Mortgage-Backed Securities – 0.29%
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.961% 8/25/44 #•	125,000	129,519
Series 2012-K22 B 144A 3.687% 8/25/45 #•	1,115,000	1,150,767
Series 2014-K717 B 144A 3.63% 11/25/47 #•	635,000	648,255

	Principal	Value
	amount°	(US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2014-K717 C 144A 3.63% 11/25/47 #•	215,000	$218,481
Series 2016-K722 B 144A 3.843% 7/25/49 #•	535,000	553,184
NCUA Guaranteed Notes Trust
Series 2011-C1 2A 2.243% (LIBOR01M + 0.53%, Cap 8.00%, Floor 0.53%) 3/9/21 •	1,215,194	1,214,820

Total Agency Commercial Mortgage-Backed Securities (cost $3,889,130)		3,915,026

Agency Mortgage-Backed Securities – 15.22%
Fannie Mae ARM 3.858%(LIBOR12M + 1.608%, Cap 9.752%, Floor 1.608%) 9/1/38 •	116,648	121,082
Fannie Mae S.F. 30 yr
4.50% 11/1/39	466,528	513,864
4.50% 7/1/40	463,700	502,810
4.50% 8/1/41	1,122,140	1,243,951
4.50% 2/1/46	13,783,094	14,963,110
4.50% 5/1/46	972,280	1,054,948
4.50% 11/1/47	11,549,122	12,572,265
4.50% 4/1/48	5,319,222	5,772,379
4.50% 12/1/48	7,426,094	7,840,450
5.00% 6/1/44	1,054,752	1,173,716
5.00% 7/1/47	3,737,857	4,109,367
5.00% 8/1/48	27,682,075	30,236,464
5.00% 12/1/48	24,665,033	26,861,528
5.50% 5/1/44	50,293,006	56,500,702
5.50% 8/1/48	1,021,843	1,121,061
6.00% 6/1/41	2,194,134	2,515,305
6.00% 7/1/41	5,427,327	11,645,447
6.00% 1/1/42	1,912,267	2,192,329
Freddie Mac ARM
3.65% (LIBOR12M + 1.775%, Cap 11.228%, Floor 1.775%) 10/1/37 •	33,495	35,054
4.555% (LIBOR12M + 1.93%, Cap 10.015%, Floor 1.93%) 8/1/38 •	2,103	2,166
Freddie Mac S.F. 30 yr
4.50% 5/1/40	2,748,621	3,019,443
4.50% 3/1/42	759,268	824,955
4.50% 7/1/45	1,529,122	1,661,248
5.00% 12/1/44	2,778,607	3,064,729
5.50% 6/1/41	1,977,341	2,221,143
5.50% 9/1/41	3,427,572	3,850,039
6.00% 7/1/40	5,645,124	6,475,271
GNMA II S.F. 30 yr
5.00% 9/20/46	489,901	541,555

Limited-Term Diversified Income Series-8

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
5.50% 5/20/37	142,301	$158,959
6.00% 2/20/39	154,804	172,914
6.00% 10/20/39	601,418	678,786
6.00% 2/20/40	622,394	705,605
6.00% 4/20/46	188,071	207,228
6.50% 6/20/39	501,004	574,801

Total Agency Mortgage-Backed Securities (cost $201,134,439)		205,134,674

Corporate Bonds – 32.02%
Banking – 13.66%
Banco Santander 3.50% 4/11/22	3,800,000	3,903,360
Bank of America
2.456% 10/22/25 µ	1,235,000	1,242,938
3.458% 3/15/25 µ	2,590,000	2,705,084
5.625% 7/1/20	7,475,000	7,612,800
Bank of Montreal 3.10% 4/13/21	3,170,000	3,221,884
BBVA USA
2.875% 6/29/22	7,155,000	7,256,112
3.875% 4/10/25	250,000	262,555
Citibank
3.165% 2/19/22 µ	8,670,000	8,782,872
3.40% 7/23/21	2,170,000	2,216,806
Citizens Bank 2.629% (LIBOR03M + 0.72%) 2/14/22 •	7,515,000	7,559,400
Citizens Financial Group 2.85% 7/27/26 .	4,550,000	4,634,516
Commonwealth Bank of Australia 2.40% 11/2/20	8,600,000	8,640,276
Credit Suisse Group
144A 2.593% 9/11/25 #µ	2,005,000	2,011,942
144A 4.207% 6/12/24 #µ	2,935,000	3,104,269
144A 7.25%#µy	2,425,000	2,708,980
Credit Suisse Group Funding Guernsey
3.80% 6/9/23	1,640,000	1,716,946
Fifth Third Bancorp
2.375% 1/28/25	1,435,000	1,436,946
3.65% 1/25/24	1,500,000	1,581,496
Goldman Sachs Group
6.00% 6/15/20	7,860,000	7,999,348
Huntington Bancshares 2.30% 1/14/22	2,670,000	2,684,401
Huntington National Bank
2.50% 8/7/22	1,400,000	1,415,296
3.125% 4/1/22	3,810,000	3,894,849
JPMorgan Chase & Co.
4.023% 12/5/24 µ	13,570,000	14,470,384
5.00%µy	2,535,000	2,639,569
KeyBank 2.40% 6/9/22	495,000	500,126
Lloyds Banking Group 2.907% 11/7/23 µ	3,325,000	3,374,844
Morgan Stanley
2.75% 5/19/22	260,000	264,764

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Banking (continued)
Morgan Stanley
3.124% (LIBOR03M + 1.22%) 5/8/24 •	6,010,000	$6,120,372
3.737% 4/24/24 µ	1,045,000	1,092,150
5.00% 11/24/25	600,000	675,796
5.50% 1/26/20	4,605,000	4,614,857
PNC Bank 2.201% (LIBOR03M + 0.31%) 6/10/21 •	10,125,000	10,129,843
2.70% 11/1/22	505,000	514,624
Regions Financial
2.75% 8/14/22	1,090,000	1,109,515
3.80% 8/14/23	1,975,000	2,090,664
Royal Bank of Scotland Group 8.625%µy	2,095,000	2,269,042
Santander UK
2.125% 11/3/20	3,250,000	3,254,154
144A 5.00% 11/7/23 #	1,610,000	1,733,683
Truist Bank
2.15% 12/6/24	4,955,000	4,945,850
2.636% 9/17/29 µ	4,426,000	4,424,253
Truist Financial 3.75% 12/6/23	4,600,000	4,876,634
UBS Group
144A 2.65% 2/1/22 #	1,795,000	1,813,287
144A 3.00% 4/15/21 #	5,915,000	5,994,109
6.875%µy	390,000	406,674
US Bancorp 3.375% 2/5/24	2,330,000	2,445,895
US Bank
2.05% 10/23/20	14,455,000	14,474,683
3.40% 7/24/23	1,340,000	1,399,808
USB Capital IX 3.50% (LIBOR03M + 1.02%)y•	1,340,000	1,174,537
Zions Bancorp 3.35% 3/4/22	775,000	795,147

		184,198,340

Basic Industry – 0.35%
Georgia-Pacific 144A 5.40% 11/1/20 #	2,365,000	2,430,844
Syngenta Finance
144A 3.933% 4/23/21 #	1,445,000	1,469,688
144A 4.441% 4/24/23 #	845,000	882,454

		4,782,986

Capital Goods – 1.40%
General Electric 2.271% (LIBOR03M + 0.38%) 5/5/26 •	305,000	289,891
2.70% 10/9/22	1,430,000	1,449,479
Roper Technologies 2.35% 9/15/24	5,985,000	6,020,431
United Technologies 2.30% 5/4/22	6,550,000	6,601,311
Waste Management 2.95% 6/15/24	4,330,000	4,473,870

		18,834,982

Limited-Term Diversified Income Series-9

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Communications – 3.05%
American Tower Trust #1 144A 3.07% 3/15/23 #	1,575,000	$1,596,022
AT&T 3.067% (LIBOR03M + 1.18%) 6/12/24 •	5,055,000	5,146,017
4.35% 3/1/29	395,000	439,219
Comcast 2.631% (LIBOR03M + 0.63%) 4/15/24 •	6,500,000	6,569,373
2.65% 2/1/30	890,000	893,596
Crown Castle International 5.25% 1/15/23	2,095,000	2,276,080
Fox
144A 3.666% 1/25/22 #	6,580,000	6,794,723
144A 4.03% 1/25/24 #	4,025,000	4,290,990
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	1,080,000	1,080,292
Sprint Spectrum 144A 4.738% 3/20/25 #	1,745,000	1,853,007
Time Warner Entertainment 8.375% 3/15/23	8,635,000	10,192,977

		41,132,296

Consumer Cyclical – 0.48%
General Motors Financial 3.45% 4/10/22	2,145,000	2,193,866
4.15% 6/19/23	1,290,000	1,357,433
5.10% 1/17/24	2,680,000	2,909,754

		6,461,053

Consumer Non-Cyclical – 2.84%
AbbVie 144A 2.60% 11/21/24 #	1,695,000	1,706,618
144A 2.95% 11/21/26 #	1,980,000	2,012,659
Alcon Finance 144A 2.75% 9/23/26 #	4,665,000	4,753,270
Anheuser-Busch InBev Worldwide 3.65% 2/1/26	4,980,000	5,308,956
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	5,320,000	5,492,234
Cigna 2.891% (LIBOR03M + 0.89%) 7/15/23 •	6,130,000	6,166,787
3.75% 7/15/23	1,630,000	1,709,746
CVS Health 3.35% 3/9/21	4,582,000	4,658,204
Keurig Dr Pepper 3.551% 5/25/21	2,550,000	2,604,774
Molson Coors Beverage 2.10% 7/15/21 .	3,845,000	3,848,408

		38,261,656

Electric – 4.09%
AEP Texas 2.40% 10/1/22	5,720,000	5,772,254
Arizona Public Service 2.20% 1/15/20	4,953,000	4,953,054
CenterPoint Energy 3.85% 2/1/24	2,970,000	3,132,705

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Electric (continued)
Cleveland Electric Illuminating 5.50% 8/15/24	4,805,000	$5,492,610
Duke Energy
1.80% 9/1/21	3,140,000	3,137,163
4.875%µy	2,660,000	2,793,466
Entergy 4.00% 7/15/22	3,797,000	3,963,108
Entergy Louisiana 4.05% 9/1/23	480,000	510,351
Exelon 2.85% 6/15/20	3,500,000	3,508,027
IPALCO Enterprises 3.45% 7/15/20	4,765,000	4,786,605
Nevada Power 2.75% 4/15/20	2,110,000	2,114,815
NextEra Energy Capital Holdings 3.15% 4/1/24	4,045,000	4,194,212
NRG Energy 144A 3.75% 6/15/24 #	3,960,000	4,094,710
NV Energy 6.25% 11/15/20	2,350,000	2,432,966
Vistra Operations 144A 3.55% 7/15/24 # .	4,230,000	4,285,803

		55,171,849

Energy – 2.37%
Continental Resources 3.80% 6/1/24	2,915,000	3,015,435
Exxon Mobil 2.019% 8/16/24	5,330,000	5,346,800
Marathon Oil 2.80% 11/1/22	2,310,000	2,348,432
Occidental Petroleum
2.90% 8/15/24	3,435,000	3,491,748
3.50% 8/15/29	1,210,000	1,234,486
ONEOK 7.50% 9/1/23	4,745,000	5,538,338
Sabine Pass Liquefaction 5.75% 5/15/24	4,250,000	4,740,702
Schlumberger Holdings 144A 3.75% 5/1/24 #	5,865,000	6,179,771

		31,895,712

Finance Companies – 1.54%
AerCap Ireland Capital 3.65% 7/21/27	3,250,000	3,348,036
Aviation Capital Group
144A 2.875% 1/20/22 #	5,430,000	5,468,632
144A 4.375% 1/30/24 #	335,000	352,981
Avolon Holdings Funding 144A 3.95% 7/1/24 #	3,485,000	3,636,075
144A 4.375% 5/1/26 #	620,000	655,681
International Lease Finance 8.625% 1/15/22	6,480,000	7,290,747

		20,752,152

Insurance – 0.30%
AXA Equitable Holdings 3.90% 4/20/23	3,840,000	4,024,049

		4,024,049

Natural Gas – 0.14%
NiSource 5.65%µy	1,850,000	1,897,573

		1,897,573

Technology – 1.80%
Apple 2.05% 9/11/26	1,115,000	1,106,856
Global Payments 2.65% 2/15/25	2,055,000	2,064,761

Limited-Term Diversified Income Series-10

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Technology (continued)
Global Payments 3.20% 8/15/29	1,440,000	$1,471,605
Intel 2.45% 11/15/29	2,110,000	2,103,731
International Business Machines 3.00% 5/15/24	3,825,000	3,963,280
Microchip Technology 3.922% 6/1/21	1,240,000	1,268,275
4.333% 6/1/23	2,250,000	2,377,321
Micron Technology 4.975% 2/6/26	2,275,000	2,525,510
NXP 144A 4.875% 3/1/24 #	6,825,000	7,444,998

		24,326,337

Total Corporate Bonds (cost $420,555,892)		431,738,985

Non-Agency Asset-Backed Securities – 23.19%
American Express Credit Account Master Trust
Series 2017-2 A 2.19% (LIBOR01M + 0.45%) 9/16/24 •	10,260,000	10,309,398
Series 2017-5 A 2.12% (LIBOR01M + 0.38%) 2/18/25 •	2,425,000	2,432,665
Series 2018-5 A 2.08% (LIBOR01M + 0.34%) 12/15/25 •	13,040,000	13,036,122
Series 2018-6 A 3.06% 2/15/24	7,155,000	7,283,512
Series 2018-7 A 2.10% (LIBOR01M + 0.36%) 2/17/26 •	5,650,000	5,647,808
Series 2019-2 A 2.67% 11/15/24	8,000,000	8,137,994
ARI Fleet Lease Trust
Series 2018-B A2 144A 3.22% 8/16/27 #	6,638,504	6,696,356
BA Credit Card Trust
Series 2017-A1 A1 1.95% 8/15/22	6,430,000	6,430,643
Series 2018-A3 A3 3.10% 12/15/23	1,760,000	1,792,684
Barclays Dryrock Issuance Trust
Series 2017-1 A 2.07% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 •	6,410,000	6,414,210
BMW Floorplan Master Owner Trust
Series 2018-1 A2 144A 2.06% (LIBOR01M + 0.32%) 5/15/23 #•	2,200,000	2,203,255
Cabela’s Credit Card Master Note Trust
Series 2015-1A A1 2.26% 3/15/23	5,805,000	5,807,374
CarMax Auto Owner Trust
Series 2018-1 A2B 1.89% (LIBOR01M + 0.15%) 5/17/21 •	68,749	68,749
Chase Issuance Trust
Series 2015-A4 A4 1.84% 4/15/22	7,895,000	7,893,177
Series 2016-A3 A3 2.29% (LIBOR01M + 0.55%) 6/15/23 •	12,935,000	13,015,064

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)
Chase Issuance Trust
Series 2017-A1 A 2.04% (LIBOR01M + 0.30%) 1/15/22 •	3,440,000	$3,440,448
Series 2017-A2 A 2.14% (LIBOR01M + 0.40%) 3/15/24 •	4,555,000	4,566,935
Series 2018-A1 A1 1.94% (LIBOR01M + 0.20%) 4/17/23 •	5,240,000	5,245,227
Chesapeake Funding II
Series 2017-2A A2 144A 2.19% (LIBOR01M + 0.45%, Floor 0.45%) 5/15/29 #•	1,190,861	1,191,768
Series 2017-4A A2 144A 2.08% (LIBOR01M + 0.34%) 11/15/29 #•	2,388,266	2,386,640
Citibank Credit Card Issuance Trust
Series 2016-A3 A3 2.20% (LIBOR01M + 0.49%) 12/7/23 •	15,395,000	15,485,721
Series 2017-A7 A7 2.08% (LIBOR01M + 0.37%) 8/8/24 •	19,325,000	19,374,702
Series 2018-A1 A1 2.49% 1/20/23	1,485,000	1,495,120
Series 2018-A2 A2 2.095% (LIBOR01M + 0.33%) 1/20/25 •	3,300,000	3,300,661
Series 2018-A4 A4 2.05% (LIBOR01M + 0.34%) 6/7/25 •	1,990,000	1,988,223
CNH Equipment Trust
Series 2019-A A2 2.96% 5/16/22	4,076,912	4,093,477
Discover Card Execution Note Trust
Series 2017-A7 A7 2.10% (LIBOR01M + 0.36%) 4/15/25 •	10,490,000	10,490,511
Series 2018-A2 A2 2.07% (LIBOR01M + 0.33%) 8/15/25 •	9,375,000	9,369,705
Series 2018-A3 A3 1.97% (LIBOR01M + 0.23%, Floor 0.23%) 12/15/23 •	6,920,000	6,926,141
Enterprise Fleet Financing
Series 2017-2 A2 144A 1.97% 1/20/23 #	2,477,366	2,476,408
Ford Credit Auto Lease Trust
Series 2019-B A2A 2.28% 2/15/22	5,650,000	5,667,230
Ford Credit Auto Owner Trust
Series 2017-A A3 1.67% 6/15/21	1,418,709	1,417,764
Series 2017-C A3 2.01% 3/15/22	1,506,537	1,507,237
Ford Credit Floorplan Master Owner Trust A
Series 2017-1 A2 2.16% (LIBOR01M + 0.42%) 5/15/22 •	425,000	425,347
Series 2017-2 A2 2.09% (LIBOR01M + 0.35%, Floor 0.62%) 9/15/22 •	17,200,000	17,212,129
Series 2018-1 A2 2.02% (LIBOR01M + 0.28%) 5/15/23 •	1,725,000	1,723,824

Limited-Term Diversified Income Series-11

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)
GMF Floorplan Owner Revolving Trust
Series 2017-1 A1 144A 2.22% 1/18/22 #	2,150,000	$2,149,954
Series 2017-1 A2 144A 2.31% (LIBOR01M + 0.57%) 1/18/22 #•	500,000	500,065
Great American Auto Leasing
Series 2019-1 A2 144A 2.97% 6/15/21 #	4,314,957	4,332,356
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	326,675	326,731
Hyundai Auto Lease Securitization Trust
Series 2017-C A3 144A 2.12% 2/16/21 #	747,159	747,150
Series 2018-A A3 144A 2.81% 4/15/21 #	1,094,380	1,097,263
Hyundai Auto Receivables Trust
Series 2019-B A2 1.93% 7/15/22	3,000,000	2,999,989
Invitation Homes Trust
Series 2018-SFR1 A 144A 2.437% (LIBOR01M + 0.70%) 3/17/37 #•	3,203,621	3,176,649
John Deere Owner Trust
Series 2019-B A2 2.28% 5/16/22	3,700,000	3,707,915
Mercedes-Benz Auto Lease Trust
Series 2018-B A2 3.04% 12/15/20	1,479,897	1,481,634
Series 2019-B A2 2.01% 12/15/21	1,000,000	1,000,611
Mercedes-Benz Master Owner Trust
Series 2017-BA A 144A 2.16% (LIBOR01M + 0.42%) 5/16/22 #•	7,080,000	7,087,186
Series 2018-BA A 144A 2.08% (LIBOR01M + 0.34%) 5/15/23 #•	2,400,000	2,402,972
MMAF Equipment Finance
Series 2015-AA A5 144A 2.49% 2/19/36 #	1,345,713	1,354,208
Navistar Financial Dealer Note Master
Owner Trust II
Series 2018-1 A 144A 2.422% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #•	600,000	600,991
Nissan Master Owner Trust Receivables
Series 2017-B A 2.17% (LIBOR01M + 0.43%) 4/18/22 •	2,170,000	2,171,139
Series 2017-C A 2.06% (LIBOR01M + 0.32%) 10/17/22 •	3,720,000	3,722,534
PFS Financing
Series 2018-A A 144A 2.14% (LIBOR01M + 0.40%) 2/17/22 #•	610,000	609,529
Series 2018-C A 144A 2.22% (LIBOR01M + 0.48%) 4/15/22 #•	2,900,000	2,898,878

	Principal	Value
	amount°	(US $)
Non-Agency Asset-Backed Securities (continued)
PFS Financing
Series 2018-E A 144A 2.19% (LIBOR01M + 0.45%) 10/17/22 #•	3,090,000	$3,090,445
Popular ABS Mortgage Pass Through Trust
Series 2006-C A4 2.042% (LIBOR01M + 0.25%, Cap 14.00%, Floor 0.25%) 7/25/36 ◆•	439,039	437,699
Tesla Auto Lease Trust
Series 2018-B A 144A 3.71% 8/20/21 #	3,506,693	3,552,155
Series 2019-A A2 144A 2.13% 4/20/22 #	4,150,000	4,148,146
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	345,240	344,961
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	432,359	432,431
Toyota Auto Receivables Owner Trust
Series 2018-C A2B 1.86% (LIBOR01M + 0.12%) 8/16/21 •	1,101,040	1,100,774
Trafigura Securitisation Finance
Series 2017-1A A1 144A 2.59% (LIBOR01M + 0.85%) 12/15/20 #•	7,415,000	7,422,230
Series 2018-1A A1 144A 2.47% (LIBOR01M + 0.73%) 3/15/22 #•	250,000	249,352
Verizon Owner Trust
Series 2016-2A A 144A 1.68% 5/20/21 #	217,954	217,911
Series 2017-1A A 144A 2.06% 9/20/21 #	1,130,093	1,130,157
Series 2017-3A A1A 144A 2.06% 4/20/22 #	4,712,089	4,713,640
Series 2017-3A A1B 144A 2.035% (LIBOR01M + 0.27%) 4/20/22 #•	7,716,045	7,719,401
Series 2019-B A1B 2.215% (LIBOR01M + 0.45%) 12/20/23 •	1,500,000	1,504,024
Volkswagen Auto Loan Enhanced Trust
Series 2018-1 A2B 1.945% (LIBOR01M + 0.18%) 7/20/21 •	370,625	370,634
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 2.24% (LIBOR01M + 0.50%) 11/15/22 #•	15,000,000	15,034,152

Limited-Term Diversified Income Series-12

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)
Wheels SPV 2
Series 2018-1A A2 144A 3.06% 4/20/27 #	1,921,530	$1,931,884

Total Non-Agency Asset-Backed Securities (cost $311,936,334)		312,721,979

Non-Agency Collateralized Mortgage Obligations – 0.40%
Galton Funding Mortgage Trust
Series 2018-1 A43 144A 3.50% 11/25/57 #•	345,053	346,265
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	650,000	649,493
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	288,185	292,504
Series 2017-4 A1 144A 3.50% 7/25/47 #•	394,573	400,964
Silverstone Master Issuer
Series 2018-1A 1A 144A 2.356% (LIBOR03M + 0.39%) 1/21/70 #•	3,740,000	3,728,219

Total Non-Agency Collateralized Mortgage Obligations (cost $5,410,854)		5,417,445

Non-Agency Commercial Mortgage-Backed Security – 0.03%
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 •	664,496	353,806

Total Non-Agency Commercial Mortgage-Backed Security (cost $704,683)		353,806
Sovereign Bond – 1.04%
Japan – 1.04%
Japan Bank for International Cooperation 2.48% (LIBOR03M + 0.57%) 2/24/20 •	14,030,000	14,042,090

Total Sovereign Bond (cost $14,136,025)		14,042,090

Supranational Banks – 1.77%
Inter-American Development Bank 1.71% (LIBOR01M + 0.00%) 10/9/20 •	10,530,000	10,524,907

	Principal	Value
	amount°	(US $)
Supranational Banks (continued)
International Bank for Reconstruction & Development 2.20% 9/23/22	13,310,000	$13,311,445

Total Supranational Banks (cost $23,827,860)		23,836,352

US Treasury Obligations – 20.31%
US Treasury Floating Rate Note 1.826% (USBMMY3M + 0.30%) 10/31/21 •	65,490,000	65,611,975
US Treasury Notes 1.50% 9/30/24	171,875,000	170,310,800
1.50% 11/30/24	13,580,000	13,458,993
1.625% 8/15/29	24,840,000	24,184,626
2.25% 3/31/21	320,000	322,475

Total US Treasury Obligations (cost $275,306,896)		273,888,869

	Number of
	shares
Preferred Stock – 0.20%
Morgan Stanley 5.55% µ	2,500,000	2,550,175
USB Realty 144A 3.148% (LIBOR03M + 1.147%)#•	200,000	172,804

Total Preferred Stock (cost $2,655,000)		2,722,979

Short-Term Investments – 4.66%
Money Market Mutual Funds – 1.29%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	3,485,229	3,485,229
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	3,485,229	3,485,229
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	3,485,229	3,485,229
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	3,485,229	3,485,229
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	3,485,229	3,485,229

		17,426,145

	Principal
	amount°
US Treasury Obligation – 3.37% ≠
US Treasury Bill 1.25% 1/31/20	45,415,000	45,400,753

		45,400,753

Total Short-Term Investments (cost $62,771,354)		62,826,898

Limited-Term Diversified Income Series-13

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

Total Value of Securities – 99.49% (cost $1,327,106,882)	$1,341,389,365

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $184,716,932, which represents 13.70% of the Series’ net assets. See Note 10 in “Notes to financial statements.”

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BA – Bank of America

FDIC – Federal Deposit Insurance Corporation

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 12 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 1 Year

NCUA – National Credit Union Administration

REMIC – Real Estate Mortgage Investment Conduit

ROLS – Residual Options Long

S.F. – Single Family

USBMMY03M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-14

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$1,341,389,365
Dividends and interest receivable	6,770,068
Receivable for series shares sold	1,941,585
Receivable for securities sold	113

Total assets	1,350,101,131

Liabilities:
Cash due to custodian	104,730
Distribution payable	690,854
Investment management fees payable to affiliates	543,939
Distribution fees payable to affiliates	308,599
Reports and statements to shareholders expenses payable to non-affiliates	71,448
Other accrued expenses	66,589
Payable for series shares redeemed	15,465
Trustees’ fees and expenses payable to affiliates	13,275
Dividend disbursing and transfer agent fees and expenses payable to affiliates	8,535
Audit and tax fees payable	4,450
Accounting and administration expenses payable to affiliates	4,116
Legal fees payable to affiliates	2,076
Reports and statements to shareholders expenses payable to affiliates	645

Total liabilities	1,834,721

Total Net Assets	$1,348,266,410

Net Assets Consist of:
Paid-in capital	$1,367,825,840
Total distributable earnings (loss)	(19,559,430)

Total Net Assets	$1,348,266,410

Net Asset Value
Standard Class:
Net assets	$131,920,521
Shares of beneficial interest outstanding, unlimited authorization, no par	13,437,669
Net asset value per share	$9.82

Service Class:
Net assets	$1,216,345,889
Shares of beneficial interest outstanding, unlimited authorization, no par	124,727,023
Net asset value per share	$9.75

[1] Investments, at cost	$1,327,106,882

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-15

Delaware VIP® Trust—

Delaware VIP Limited-Term Diversified Income Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Interest	$38,264,644
Dividends	346,881

38,611,525

Expenses:
Management fees	6,555,586
Distribution expenses – Service Class	3,652,307
Accounting and administration expenses	277,238
Reports and statements to shareholders expenses	159,863
Dividend disbursing and transfer agent fees and expenses	114,599
Trustees’ fees and expenses	81,879
Legal fees	78,983
Audit and tax fees	53,031
Custodian fees	40,217
Registration fees	147
Other	71,312

11,085,162
Less expenses paid indirectly	(11,600)

Total operating expenses	11,073,562

Net Investment Income	27,537,963

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,161,578
Swap contracts	(577,640)

Net realized gain	12,583,938

Net change in unrealized appreciation (depreciation) of:
Investments	27,509,294
Swap contracts	(1,045,748)

Net change in unrealized appreciation (depreciation)	26,463,546

Net Realized and Unrealized Gain	39,047,484

Net Increase in Net Assets Resulting from Operations	$66,585,447

Delaware VIP Trust—

Delaware VIP Limited-Term Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,537,963	$26,199,419
Net realized gain (loss)	12,583,938	(13,569,780)
Net change in unrealized appreciation (depreciation)	26,463,546	(12,400,759)

Net increase in net assets resulting from operations	66,585,447	228,880

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,305,301)	(3,043,622)
Service Class	(29,445,479)	(31,121,454)

	(33,750,780)	(34,165,076)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	28,692,698	178,484,132
Service Class	54,182,824	41,914,297
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	4,255,557	2,913,489
Service Class	29,530,672	30,855,015

	116,661,751	254,166,933

Cost of shares redeemed:
Standard Class	(165,315,838)	(18,087,997)
Service Class	(116,259,977)	(139,860,998)

	(281,575,815)	(157,948,995)

Increase (decrease) in net assets derived from capital share transactions	(164,914,064)	96,217,938

Net Increase (Decrease) in Net Assets	(132,079,397)	62,281,742

Net Assets:
Beginning of year	1,480,345,807	1,418,064,065

End of year	$1,348,266,410	$1,480,345,807

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-16

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Standard Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.59	$ 9.83	$ 9.82	$ 9.78	$ 9.87

Income (loss) from investment operations:
Net investment income[1]	0.22	0.21	0.15	0.11	0.13
Net realized and unrealized gain (loss)	0.27	(0.19)	0.06	0.09	(0.05)

Total from investment operations	0.49	0.02	0.21	0.20	0.08

Less dividends and distributions from:
Net investment income	(0.26)	(0.26)	(0.20)	(0.16)	(0.17)

Total dividends and distributions	(0.26)	(0.26)	(0.20)	(0.16)	(0.17)

Net asset value, end of period	$ 9.82	$ 9.59	$ 9.83	$ 9.82	$ 9.78

Total return[2]	5.21%	0.24%	2.17%	2.09%	0.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,920	$260,009	$98,895	$81,412	$62,646
Ratio of expenses to average net assets[3]	0.54%	0.54%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets	2.27%	2.14%	1.49%	1.15%	1.36%
Portfolio turnover	97%	125%	135%	143%	128%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-17

Delaware VIP® Limited-Term Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Service Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.53	$ 9.76	$ 9.75	$ 9.72	$ 9.80

Income (loss) from investment operations:
Net investment income[1]	0.19	0.18	0.12	0.09	0.11
Net realized and unrealized gain (loss)	0.26	(0.18)	0.07	0.08	(0.05)

Total from investment operations	0.45	—	0.19	0.17	0.06

Less dividends and distributions from:
Net investment income	(0.23)	(0.23)	(0.18)	(0.14)	(0.14)

Total dividends and distributions	(0.23)	(0.23)	(0.18)	(0.14)	(0.14)

Net asset value, end of period	$ 9.75	$ 9.53	$ 9.76	$ 9.75	$ 9.72

Total return[2]	4.81%	0.04% [3]	1.92% [3]	1.73% [3]	0.62% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,216,346	$1,220,337	$1,319,169	$1,325,979	$1,370,899
Ratio of expenses to average net assets[4]	0.84%	0.82%	0.80%	0.80%	0.81%
Ratio of expenses to average net assets prior to fees waived[4]	0.84%	0.84%	0.85%	0.85%	0.86%
Ratio of net investment income to average net assets	1.97%	1.86%	1.24%	0.90%	1.11%
Ratio of net investment income to average net assets prior to fees waived	1.97%	1.84%	1.19%	0.85%	1.06%
Portfolio turnover	97%	125%	135%	143%	128%

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-18

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of a trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on June 30, 2019, and matured on the next business day. At June 30, 2019, the Series held no investments in repurchase agreements.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary

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1. Significant Accounting Policies (continued)

settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $11,598 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $2 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.55% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* Prior to April 30, 2019, the expenses were capped at 0.56% of the Series’ average daily net assets. These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $54,383 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and

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transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $103,010 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $39,530 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from May 1, 2018 through April 30, 2020.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$500,226,847
Purchases of US government securities	733,925,044
Sales other than US government securities	771,544,694
Sales of US government securities	702,759,915

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$1,333,061,638	$14,267,038	$(5,939,311)	$8,327,727

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

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3. Investments (continued)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

	Level 1	Level 2	Total
Securities:
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$532,333,192	$532,333,192
Corporate Debt	—	431,738,985	431,738,985
Foreign Debt	—	37,878,442	37,878,442
US Treasury Obligations	—	273,888,869	273,888,869
Preferred Stock	—	2,722,979	2,722,979
Short-Term Investments	17,426,145	45,400,753	62,826,898

Total Value of Securities	$17,426,145	$1,323,963,220	$1,341,389,365

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-price investments. The amounts attributed to Level 1 and Level 2 investments represent 27.74% and 72.26% of the total market value of these types of securities.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 were as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$33,750,780	$34,165,076

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,367,825,840
Undistributed ordinary income	60,545
Distributions payable	(690,854)
Capital loss carryforwards	(27,256,848)
Net unrealized appreciation on investments and derivatives	8,327,727

Net assets	$1,348,266,410

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, CDS contracts, and tax treatment of market discount and premium on debt instruments.

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Notes to financial statements (continued)

For federal income tax purposes, $7,133,933 of capital loss carryforwards from prior years was utilized in the year ended Dec. 31, 2019.

At Dec. 31, 2019, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$5,342,921	$21,913,927	$27,256,848

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	2,945,915	18,614,807
Service Class	5,594,251	4,354,095
Shares issued upon reinvestment of dividends and distributions:
Standard Class	437,511	302,220
Service Class	3,049,373	3,219,800

	12,027,050	26,490,922

Shares redeemed:
Standard Class	(17,056,074)	(1,869,984)
Service Class	(12,012,320)	(14,614,581)

	(29,068,394)	(16,484,565)

Net increase (decrease)	(17,041,344)	10,006,357

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds® by Macquarie (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019 or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic

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8. Derivatives (continued)

amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2019, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Dec. 31, 2019, the Series did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) For bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at Dec. 31, 2019.

During the year ended Dec. 31, 2019, the Series entered in to CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2019.

	Long Derivative	Short Derivative
	Volume	Volume
CDS contracts (average notional value)*	$15,651,429	$—

*Long represents buying protection and short represents selling protection.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other

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Notes to financial statements (continued)

debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

10. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2019, Rule 144A securities have been identified on the “Schedule of investments.”

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11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Limited-Term Diversified Income Series-26

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited-Term Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Limited-Term Diversified Income Series-27

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited-Term Diversified Income Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MIMEL, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Nature, extent, and quality of services. The Board considered the services provided by MIMEL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMEL.

Limited-Term Diversified Income Series-28

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Limited-Term Diversified Income Series at a meeting held August 21-22, 2019 (continued)

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Limited-Term Diversified Income Series-29

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Limited-Term Diversified Income Series-30

DelawareFunds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chair and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	95	None

October 1947		Chair since March 2015

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

Limited-Term Diversified Income Series-31

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95	Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

					Director — Drexel Morgan & Co. (2015–Present)

					Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

					Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

					Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic Planning

and Reserves Committee

and Nominating

and Governance Committee

Member — Callon

Petroleum Company

(December 2019–Present)

Director; Audit Committee

Member — Carrizo

Oil & Gas, Inc.

(March 2018–December

2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc.

(December 2013-Present)

Director — HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Limited-Term Diversified Income Series-32

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95	Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

					Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

					Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship —Okabena Company (2009-2017)

Limited-Term Diversified Income Series-33

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Limited-Term Diversified Income Series-34

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPLTD 22466 (2/20) (1073909)	Limited-Term Diversified Income Series-35

Delaware VIP® Trust

Delaware VIP REIT Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® REIT Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP REIT Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objectives of the Series are to seek maximum long-term total return, with capital appreciation as a secondary objective.

For the fiscal year ended Dec. 31, 2019, Delaware VIP REIT Series (the “Series”) Standard Class shares gained 26.81% and Service Class shares gained 26.50% (both figures reflect returns with all dividends reinvested). The Series’ benchmark, the FTSE Nareit Equity REITs Index, gained 26.00% for the same period.

Following a difficult end to 2018, conditions for investors in real estate securities turned sharply positive during the first quarter of 2019 and remained that way for most of the rest of the period. Global financial markets marched ahead, as central banks around the world – including the US Federal Reserve, which gradually shifted from a policy of raising interest rates to one of cutting them – signaled their intent to provide monetary support for their respective economies. This shift took place against a backdrop of consistent US economic growth with few signs of inflation.

US real estate investment trust (REIT) common stocks were significant beneficiaries of this environment, since these securities’ relatively high yields made them increasingly attractive to investors as interest rates fell. Most REIT segments performed well, with especially favorable results in the tech (data center and mobile communication tower REITs, among others), manufactured homes, and industrial sectors. Due to relatively weak industry fundamentals, lodging and regional mall REITs were among the weakest-performing sectors during the fiscal year.

Compared with the benchmark, the Series benefited from favorable picks in the tech sector, led by strong-performing out-of-benchmark positions in American Tower Corp. and SBA Communications Corp., two REITs that own and operate mobile communication towers. These companies benefited from their predictable cash flow from long leases, low capital-spending requirements, and strong demand as the wireless communications industry transitions to 5G technology.

Positions in manufactured housing REITs Sun Communities Inc. and Equity LifeStyle Properties Inc. also added value. Both companies benefited from their strong fundamentals and from investors’ willingness to pay a premium for the companies’ steady cash-flow growth in a generally low-growth environment.

Industrial property owner Rexford Industrial Realty Inc. also contributed. Rexford and other industrial REITs – including industry leader Prologis Inc., another relative contributor for the fiscal year – have been prime beneficiaries of the global shift toward online shopping as an alternative to brick-and-mortar retail. Rexford further benefited from low vacancies and high rents in Southern California, where its properties are concentrated.

The Series’ significant relative underweighting in self-storage operator Public Storage also contributed. The company significantly lagged the overall real estate market for the fiscal year, as it reported weaker-than-expected third-quarter financial results. We chose to underweight Public Storage in favor of two self-storage competitors that we believed provided a better risk-reward trade-off – CubeSmart and Extra Space Storage Inc. – both of which modestly detracted from relative performance for the fiscal year.

The Series’ biggest individual detractor by far was an out-of-index position in Brookdale Senior Living Inc., an operator of senior-care facilities whose shares underperformed the sector by a wide margin. The company has struggled for some time due to what we have viewed as poor operational execution and capital-allocation decisions. Despite these recent challenges, we remain enthusiastic about Brookdale Senior Living’s longer-term upside potential, given an opportunity for new management to unlock value for shareholders, as well as improving fundamentals in the senior-housing industry.

Another notable detractor was Park Hotels & Resorts Inc. This lodging company’s acquisition of Chesapeake Lodging Trust put further pressure on the stock, as many investors appeared to question the transaction’s near-term financial impact. The Series’ lack of a position in benchmark component Mid-America Apartment Communities Inc. also hampered results. As Mid-America Apartment Communities and other apartment REITs enjoyed strong performance, the lack of exposure to this stock proved particularly detrimental.

Of final note, a modest cash allocation weighed on relative performance in a rising market for real estate securities.

Throughout the fiscal year, our management strategy remained consistent, as it does regardless of the underlying economic or market conditions in which we operate. We prioritized those areas of the REIT market that we believed had the potential to benefit from a strong fundamental backdrop for commercial real estate, and that offered what we saw as attractively valued securities available for investment. We also regularly emphasized companies with good balance sheets, favorable management execution and corporate governance, and the opportunity to continue to grow their cash flow and prudently raise capital.

Our priority was to continue to find areas of the real estate securities market that we believed offered the potential for sustainable and accelerating growth. This focus led us to a variety of sectors, such as manufactured housing, which we liked for its business strength, solid net operating income (NOI) growth, low capital spending requirements, and favorable long-term demographics.

REIT Series-1

Delaware VIP® Trust — Delaware VIP REIT Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

We also maintained an overweighting in the apartment REIT sector, reflecting strong demand as millennials increasingly have favored renting rather than owning homes. In addition, we maintained the Series’ overweight in industrial REITs, which we believed could benefit from global trends favoring the growth of ecommerce.

We further underweighted the lodging and retail sectors. Lodging REITs generally remained unattractive to us because of their high asset prices and weak fundamentals. The retail sector, meanwhile, continued to struggle, as landlords sought to manage store closures and a shift toward smaller store formats.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

REIT Series-2

Delaware VIP® Trust — Delaware VIP REIT Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP REIT Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on May 4, 1998)	+26.81%	+6.11%	+5.58%	+11.08%	+9.05%

Service Class shares (commenced operations on May 1, 2000)	+26.50%	+5.81%	+5.31%	+10.78%	+9.92%

FTSE Nareit Equity REITs Index	+26.00%	+8.14%	+7.21%	+11.94%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.13%, while total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. The management fee for Standard Class and Service Class shares was 0.75%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.*

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. Prior to May 1, 2018, DDLP had contracted to waive 12b-1 fees in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT series’ tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 30, 2019 through April 30, 2020.

REIT Series-3

Delaware VIP® REIT Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
-- FTSE Nareit Equity REITs Index	$10,000	$30,894
-- Delaware VIP REIT Series (Standard Class)	$10,000	$28,588

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The chart also shows $10,000 invested in the FTSE Nareit Equity REITs Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The FTSE Nareit Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-4

Delaware VIP® Trust — Delaware VIP REIT Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,073.10	0.83%	$4.34
Service Class	1,000.00	1,071.60	1.13%	5.90
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
Service Class	1,000.00	1,019.51	1.13%	5.75

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

REIT Series-5

Delaware VIP® Trust — Delaware VIP REIT Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	99.26%
Healthcare	6.55%
Information Technology	1.35%
REIT Diversified	3.03%
REIT Healthcare	8.44%
REIT Hotel	5.19%
REIT Industrial	12.01%
REIT Information Technology	8.05%
REIT Mall	3.77%
REIT Manufactured Housing	4.95%
REIT Mixed	1.66%
REIT Multifamily	17.07%
REIT Office	10.62%
REIT Self-Storage	3.48%
REIT Shopping Center	5.73%
REIT Single Tenant	3.41%
REIT Specialty	3.95%
Short-Term Investments	0.34%
Total Value of Securities	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Prologis	6.94%
Brookdale Senior Living	6.55%
Equinix	5.19%
Welltower	4.07%
Simon Property Group	3.77%
Equity Residential	3.69%
Sun Communities	3.47%
UDR	3.34%
STORE Capital	3.21%
Camden Property Trust	3.17%

REIT Series-6

Delaware VIP® Trust – Delaware VIP REIT Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)
Common Stock – 99.26%
Healthcare – 6.55%
Brookdale Senior Living †	3,968,667	$28,852,209

		28,852,209

Information Technology – 1.35%
InterXion Holding †	70,941	5,945,565

		5,945,565

REIT Diversified – 3.03%
Alpine Income Property Trust	83,407	1,587,235
Cousins Properties	156,870	6,463,044
Vornado Realty Trust	79,861	5,310,758

		13,361,037

REIT Healthcare – 8.44%
Healthcare Trust of America Class A	235,698	7,136,935
Healthpeak Properties	350,837	12,093,351
Welltower	219,506	17,951,201

		37,181,487

REIT Hotel – 5.19%
Host Hotels & Resorts	475,846	8,826,943
Pebblebrook Hotel Trust	64,786	1,736,913
RLJ Lodging Trust	121,650	2,155,638
VICI Properties	397,312	10,151,322

		22,870,816

REIT Industrial – 12.01%
Americold Realty Trust	173,612	6,086,837
Duke Realty	89,878	3,116,070
Prologis	342,899	30,566,017
Rexford Industrial Realty	287,803	13,143,963

		52,912,887

REIT Information Technology – 8.05%
American Tower	26,645	6,123,554
Equinix	39,180	22,869,366
QTS Realty Trust Class A	119,146	6,466,053

		35,458,973

REIT Mall – 3.77%
Simon Property Group	111,623	16,627,362

		16,627,362

REIT Manufactured Housing – 4.95%
Equity LifeStyle Properties	92,787	6,531,277
Sun Communities	101,790	15,278,679

		21,809,956

REIT Mixed – 1.66%
Liberty Property Trust	121,909	7,320,635

		7,320,635

REIT Multifamily – 17.07%
Apartment Investment & Management
Class A	127,902	6,606,138
AvalonBay Communities	58,056	12,174,343
Camden Property Trust	131,770	13,980,797
Equity Residential	200,917	16,258,204
Essex Property Trust	38,266	11,512,709

	Number of shares	Value (US $)
Common Stock (continued)
REIT Multifamily (continued)
UDR	315,174	$14,718,626

		75,250,817

REIT Office – 10.62%
Alexandria Real Estate Equities	59,558	9,623,380
Boston Properties	29,511	4,068,386
Hudson Pacific Properties	265,063	9,979,622
Kilroy Realty	164,605	13,810,360
Mack-Cali Realty	178,184	4,121,396
VEREIT	562,448	5,197,020

		46,800,164

REIT Self-Storage – 3.48%
CubeSmart	194,601	6,126,039
Extra Space Storage	74,385	7,856,544
Public Storage	6,336	1,349,315

		15,331,898

REIT Shopping Center – 5.73%
Brixmor Property Group	130,356	2,816,993
Kimco Realty	400,441	8,293,133
Kite Realty Group Trust	236,607	4,620,935
Regency Centers	34,610	2,183,545
SITE Centers	523,745	7,342,905

		25,257,511

REIT Single Tenant – 3.41%
National Retail Properties	16,693	895,079
STORE Capital	380,095	14,154,738

		15,049,817

REIT Specialty – 3.95%
EPR Properties	56,734	4,007,690
Invitation Homes	447,324	13,406,300

		17,413,990

Total Common Stock (cost $408,965,730)		437,445,124

Short-Term Investments – 0.34%
Money Market Mutual Funds – 0.34%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	297,063	297,063
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	297,061	297,061
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	297,061	297,061
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	297,061	297,061

REIT Series-7

Delaware VIP® REIT Series

Schedule of investments (continued)

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	297,061	$297,061

Total Short-Term Investments (cost $1,485,307)		1,485,307

Total Value of Securities – 99.60% (cost $410,451,037)	$438,930,431

  † Non-income producing security.

Summary of abbreviations:

GS – Goldman Sachs

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

REIT Series-8

Delaware VIP® Trust —Delaware VIP REIT Series Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$438,930,431
Cash	857,602
Dividends and interest receivable	1,926,988
Receivable for securities sold	1,350,258
Receivable for series shares sold	17,562

Total assets	443,082,841

Liabilities:
Payable for securities purchased	1,415,660
Payable for series shares redeemed	569,730
Management fees payable to affiliates	283,991
Other accrued expenses	67,181
Distribution fees payable to affiliates	51,352
Trustees’ fees and expenses payable to affiliates	4,456
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,776
Accounting and administration expenses payable to affiliates	1,568
Legal fees payable to affiliates	692
Reports and statements to shareholders expenses payable to affiliates	211

Total liabilities	2,397,617

Total Net Assets	$440,685,224

Net Assets Consist of:
Paid-in capital	$395,721,764
Total distributable earnings (loss)	44,963,460

Total Net Assets	$440,685,224

Net Asset Value
Standard Class:
Net assets	$236,491,951
Shares of beneficial interest outstanding, unlimited authorization, no par	16,093,656
Net asset value per share	$14.69

Service Class:
Net assets	$204,193,273
Shares of beneficial interest outstanding, unlimited authorization, no par	13,928,229
Net asset value per share	$14.66

[1] Investments, at cost	$410,451,037

See accompanying notes, which are an integral part of the financial statements.

REIT Series-9

Delaware VIP® Trust —

Delaware VIP REIT Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$10,708,030
Interest	60,824

10,768,854

Expenses:
Management fees	3,192,391
Distribution expenses — Service Class	591,428
Accounting and administration expenses	113,228
Reports and statements to shareholders expenses	70,210
Dividend disbursing and transfer agent fees and expenses	35,597
Audit and tax fees	33,691
Trustees’ fees and expenses	25,047
Legal fees	22,493
Custodian fees	16,113
Registration fees	132
Other	12,183

4,112,513
Less expenses paid indirectly	(719)

Total operating expenses	4,111,794

Net Investment Income	6,657,060

Net Realized and Unrealized Gain:
Net realized gain on investments	44,240,422
Net change in unrealized appreciation (depreciation) of investments	46,211,888

Net Realized and Unrealized Gain	90,452,310

Net Increase in Net Assets Resulting from Operations	$97,109,370

Delaware VIP Trust —

Delaware VIP REIT Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,657,060	$8,715,660
Net realized gain (loss)	44,240,422	(19,278,522)
Net change in unrealized appreciation (depreciation)	46,211,888	(19,518,669)

Net increase (decrease) in net assets resulting from operations	97,109,370	(30,081,531)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,838,436)	(11,357,786)
Service Class	(3,675,428)	(9,640,377)

	(8,513,864)	(20,998,163)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	9,282,515	8,399,074
Service Class	9,638,712	8,627,567
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,838,436	11,357,786
Service Class	3,675,428	9,640,377

	27,435,091	38,024,804

Cost of shares redeemed:
Standard Class	(24,026,313)	(29,374,577)
Service Class	(23,679,606)	(32,733,061)

	(47,705,919)	(62,107,638)

Decrease in net assets derived from capital share transactions	(20,270,828)	(24,082,834)

Net Increase (decrease) in Net Assets	68,324,678	(75,162,528)

Net Assets:
Beginning of year	372,360,546	447,523,074

End of year	$440,685,224	$372,360,546

See accompanying notes, which are an integral part of the financial statements.

REIT Series-10

Delaware VIP® Trust — Delaware VIP REIT Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$11.85	$13.49	$15.57	$15.89	$15.50

Income (loss) from investment operations:
Net investment income[1]	0.24	0.28	0.27	0.22	0.21
Net realized and unrealized gain (loss)	2.90	(1.27)	(0.03)	0.67	0.37

Total from investment operations	3.14	(0.99)	0.24	0.89	0.58

Less dividends and distributions from:
Net investment income	(0.30)	(0.27)	(0.24)	(0.21)	(0.19)
Net realized gain	—	(0.38)	(2.08)	(1.00)	—

Total dividends and distributions	(0.30)	(0.65)	(2.32)	(1.21)	(0.19)

Net asset value, end of period	$14.69	$11.85	$13.49	$15.57	$15.89

Total return[2]	26.81%	(7.22% )	1.54%	5.87%	3.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$236,492	$198,904	$235,390	$251,083	$244,618
Ratio of expenses to average net assets[3]	0.83%	0.83%	0.84%	0.83%	0.85%
Ratio of net investment income to average net assets	1.70%	2.23%	1.94%	1.39%	1.32%
Portfolio turnover	98%	111%	173%	130%	75%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-11

Delaware VIP® REIT Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class Year ended
	12/31/19	12/31/18		12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$11.82	$13.46		$15.54	$15.86	$15.47

Income (loss) from investment operations:
Net investment income[1]	0.20	0.24		0.24	0.18	0.17
Net realized and unrealized gain (loss)	2.90	(1.27)		(0.03)	0.67	0.37

Total from investment operations	3.10	(1.03)		0.21	0.85	0.54

Less dividends and distributions from:
Net investment income	(0.26)	(0.23)		(0.21)	(0.17)	(0.15)
Net realized gain	—	(0.38)		(2.08)	(1.00)	—

Total dividends and distributions	(0.26)	(0.61)		(2.29)	(1.17)	(0.15)

Net asset value, end of period	$14.66	$11.82		$13.46	$15.54	$15.86

Total return[2]	26.50%	(7.52%	)[3]	1.27% [3]	5.62% [3]	3.52% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$204,193	$173,457		$212,133	$232,062	$238,103
Ratio of expenses to average net assets[4]	1.13%	1.11%		1.09%	1.08%	1.10%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.13%		1.14%	1.13%	1.15%
Ratio of net investment income to average net assets	1.40%	1.95%		1.69%	1.14%	1.07%
Ratio of net investment income to average net assets prior to fees waived	1.40%	1.93%		1.64%	1.09%	1.02%
Portfolio turnover	98%	111%		173%	130%	75%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-12

Delaware VIP® Trust — Delaware VIP REIT Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019 the Series held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

REIT Series-13

Delaware VIP® REIT Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $718 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from April 30, 2019 through Dec. 31, 2019.* The waiver and reimbursement are accrued daily and received monthly. This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $19,579 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $31,924 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $12,689 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

REIT Series-14

Delaware VIP® REIT Series

Notes to financial statements (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from April 30, 2019 through April 30, 2020.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$405,483,798
Sales	418,256,361

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$421,201,054	$35,394,640	$(17,665,263)	$17,729,377

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

REIT Series-15

Delaware VIP® REIT Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$437,445,124
Short-Term Investments	1,485,307

Total Value of Securities	$438,930,431

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$8,513,864	$13,466,384
Long-term capital gains	—	7,531,779

Total	$8,513,864	$20,998,163

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$395,721,764
Undistributed ordinary income	6,952,439
Undistributed long-term capital gains	20,281,644
Net unrealized appreciation on investments	17,729,377

Net assets	$440,685,224

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $20,576,424 was utilized in 2019.

REIT Series-16

Delaware VIP® REIT Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	669,647	676,737
Service Class	682,206	688,375
Shares issued upon reinvestment of dividends and distributions:
Standard Class	373,624	985,064
Service Class	283,817	836,112

	2,009,294	3,186,288

Shares redeemed:
Standard Class	(1,734,837)	(2,325,829)
Service Class	(1,709,138)	(2,614,717)

	(3,443,975)	(4,940,546)

Net decrease	(1,434,681)	(1,754,258)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other

REIT Series-17

Delaware VIP® REIT Series

Notes to financial statements (continued)

8. Securities Lending (continued)

debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

REIT Series-18

Delaware VIP® Trust — Delaware VIP REIT Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP REIT Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP REIT Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

REIT Series-19

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP REIT Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was

REIT Series-20

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP REIT Series at a meeting held August 21-22, 2019 (continued)

shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through April 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

REIT Series-21

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

REIT Series-22

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

REIT Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems

(May 2004–Present)

Director —
Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC
(2017–Present)

Director and Audit Committee

Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International	95	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)
			(April 2012–December 2016)		Director; Strategic Planning
					and Reserves Committee
			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of		and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)
			Business Administration		Director; Audit Committee
			President —U.S. Trust, Bank of America Private Wealth Management (Private Banking)		Member — Carrizo Oil & Gas,Inc. (March 2018–December 2019)
			(July 2007–December 2008)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95	Director — HSBC North America Holdings Inc. (December 2013-Present)
March 1956					Director — HSBC USA Inc. (July 2014-Present)
					Director — HSBC Bank USA, National Association (July 2014-March 2017)
					Director — HSBC Finance Corporation (December 2013-April 2018)

REIT Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95	Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)
March 1956					Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member —

The Merger Fund
(2013–Present), The Merger Fund
VL (2013–Present); WCM Alternatives: Event-Driven Fund
(2013–Present), and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

REIT Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

REIT Series-26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

REIT Series-27

AR-VIPREIT 22467 (2/20) (1073909)

Delaware VIP® Trust

Delaware VIP Small Cap Value Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek capital appreciation.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Small Cap Value Series (the “Series”) Standard Class shares appreciated 28.14% and Service Class shares gained 27.72%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, appreciated 22.39% for the same period.

Small-cap value stocks posted positive performance during the year ended Dec. 31, 2019. During the year, growth companies outperformed value companies across the US market cap spectrum. The performance disparity between value companies and growth companies was significant in small-cap equities throughout the year as the Russell 2000 Value Index gained 22.39%, while the Russell 2000® Growth Index rose 28.48%.

Sector-level performance within the benchmark, the Russell 2000 Value Index, was strong during the year as each sector appreciated by more than 10% except for the energy sector which declined by more than 10%. The strongest-performing sectors of the benchmark were technology, transportation, and capital spending, each of which advanced more than 30% during the year. The business services, real estate investment trusts (REITs), basic industry, and financial services sectors in the benchmark outperformed the benchmark’s 22.39% return. During the year, the traditionally defensive healthcare, consumer staples, and utilities sectors lagged. Higher-quality companies within the benchmark, those companies with higher returns on equity (ROE) and lower price-to-earnings (P/E) ratios, outperformed their lower-quality counterparts during the year.

The gross domestic product (GDP) growth rate slowed but remained positive during the year. The unemployment rate remained at historically low levels with a December reading of 3.5%, while wage growth was positive. The Federal Reserve reduced the federal funds rate in the second half of the year to support economic growth. The Conference Board Consumer Confidence Index® (1985=100, SA) was at historically high levels over the summer, peaking in August, and then declining month over month to settle at 126.5 for December, which was well above long-term averages.

Source: Bloomberg.

Stock selection during the year was strong across sectors with only the basic industry sector detracting on a relative basis as the Series’ holdings in the sector lagged those in the benchmark. Stock selection and relative overweight allocations to the capital spending and technology sectors contributed to outperformance during the year. Additionally, stock selection in the consumer cyclical, consumer staples, and energy sectors contributed.

Teradyne Inc., a supplier of automation equipment for test and industrial applications, contributed to the Series’ performance. The company designs systems used to test semiconductors, wireless products, and electronic systems, in addition to producing collaborative industrial-use robots. Teradyne’s stock price rose throughout the year and experienced a significant price increase after the company reported fiscal second-quarter earnings in July. Teradyne’s largest business segment – Semiconductor Test – reported stronger-than-expected sales that quarter, driven by 5G infrastructure, networking, and memory test. We believe Teradyne is well positioned to continue benefiting from increasing demand for its products.

MasTec Inc., a specialty engineering and construction company operating in the oil and gas, telecommunications, and power generation end-markets, also contributed to performance. MasTec reported multiple quarters of strong revenue, earnings per share (EPS), and earnings before interest, taxes, depreciation, and amortization (EBITDA) growth. The company has a healthy backlog of projects across business segments and trades at what we view as an attractive valuation.

Meritage Homes Corp., one of the largest builders of single-family homes in the United States, contributed to the Series’ performance. During the fiscal year, shares of Meritage Homes outperformed as the company reported consistently strong earnings and revenue. Meritage Homes has delivered more homes than expected and announced year-over-year order growth. During the fiscal year, we trimmed the Series’ position in Meritage Homes and purchased shares of peer homebuilder KB Home. We were attracted to KB Home, which was trading at a discounted valuation, pays a dividend, and has a strong balance sheet. Both homebuilders have a unique focus on selling to entry-level and first move-up, home-buyer markets, which we believe has sustainable demand.

Shares of Berry Global Group Inc., a manufacturer of plastic consumer packaging, engineered materials, and nonwoven specialty materials, detracted from performance for the year. Its shares declined following the release of disappointing fiscal third-quarter earnings. Revenue and free-cash flow for the third quarter were lower than estimated, but management reiterated that the company would meet its full-year free-cash flow guidance and expects free-cash flow to grow next year. We maintained the Series’ position in Berry Global Group as the company achieved its 2019 free-cash flow expectations and trades at a discounted valuation.

Shares of television broadcasting and magazine company, Meredith Corp., detracted from the Series’ relative performance during the year. Meredith closed its acquisition of Time Inc. in January 2018 and anticipated that significant cost synergies from the deal would likely be realized in its 2020 fiscal year. When Meredith reported fiscal third quarter 2018 results, it set a goal to generate $1 billion of EBITDA in fiscal 2020. More than a year later, however,

Small Cap Value Series-1

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

on its fiscal 2019, fourth-quarter earnings call, Meredith said that fiscal-2020-adjusted EBITDA-guidance was now expected to range from $640 million to $675 million, acknowledging that the company was not where it expected to be at this point in time. The deterioration of the company’s fundamentals changed our investment rationale and resulted in our exiting the position prior to the end of the year.

Whiting Petroleum Corp., an independent oil and gas exploration and production (E&P) company with primary operations in the Bakken and Niobrara basins, detracted from performance. The company reported weaker-than-expected second-quarter results that missed oil production and earnings expectations. The oil production miss was a result of infrastructure constraints that were more severe than anticipated. In our view, Whiting Petroleum’s weaker financial outlook should make its ability to meet its deleveraging goals less realistic, and it is likely to force the company to take financial action that isn’t consistent with our investment discipline and, we believe, would not be in the best interest of equity shareholders. We exited Whiting Petroleum prior to the end of the year as a result of what we viewed as negative changes in its financial position.

We believe the moderate-growth, low inflation, low interest rate environment that we have experienced for several years should continue to support equity prices. Several indicators suggest to us that value-oriented companies have the potential to perform strongly in the current market environment, and we have positioned the Series to potentially benefit from this. The Series ended the year overweight the capital spending, technology, and consumer staples sectors. The Series held small underweight allocations to the consumer cyclical, transportation, financial services, and basic industry sectors. The Series remained underweight the traditionally defensive sectors, including REITs, utilities, and healthcare.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that trade at what we view as attractive valuations, generate strong free-cash flow, and implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction. In that regard, we are encouraged by the number of companies that continue to meet these criteria.

We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Small Cap Value Series-2

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Small Cap Value Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Dec. 27, 1993)	+28.14%	+6.14%	+8.06%	+11.96%	+10.60%

Service Class shares (commenced operations on May 1, 2000)	+27.72%	+5.84%	+7.77%	+11.67%	+10.41%

Russell 2000 Value Index	+22.39%	+4.77%	+6.99%	+10.56%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.07%, while total operating expenses for Standard Class and Service Class shares were 0.77% and 1.07%, respectively. The management fee for Standard Class and Service Class shares was 0.71%.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Small Cap Value Series-3

Delaware VIP® Small Cap Value Series
Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
–– Delaware VIP Small Cap Value Series (Standard Class)	$10,000	$30,960
– –Russell 2000 Value Index	$10,000	$27,299

The graph shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-4

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,093.00	0.77%	$4.06
Service Class	1,000.00	1,091.20	1.07%	5.64

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.32	0.77%	$3.92
Service Class	1,000.00	1,019.81	1.07%	5.45

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including business development corporations and exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

Small Cap Value Series-5

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage of
Security type / sector	net assets
Common Stock²	97.04%
Basic Industry	5.10%
Business Services	0.93%
Capital Spending	9.29%
Consumer Cyclical	3.74%
Consumer Services	8.79%
Consumer Staples	3.51%
Energy	5.46%
Financial Services[1]	28.74%
Healthcare	2.41%
Real Estate	8.87%
Technology	12.65%
Transportation	2.51%
Utilities	5.04%
Short-Term Investments	3.26%

Total Value of Securities	100.30%

Liabilities Net of Receivables and Other Assets	(0.30%)

Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services, Insurance, and Investment companies. As of Dec. 31, 2019, such amounts, as percentage of total net assets, were 21.13%, 2.37%, 4.88%, and 0.37%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
MasTec	2.67%
East West Bancorp	2.56%
ITT	2.26%
Hancock Whitney	1.96%
Webster Financial	1.77%
Teradyne	1.71%
Stifel Financial	1.66%
FNB	1.61%
Outfront Media	1.47%
Hanover Insurance Group	1.47%

Small Cap Value Series-6

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Schedule of investments

December 31, 2019

	Number of	Value
	shares	(US $)

Common Stock – 97.04% ²
Basic Industry – 5.10%
Berry Global Group †	382,500	$18,164,925
Ferro †	491,700	7,291,911
HB Fuller	282,500	14,568,525
Louisiana-Pacific	523,900	15,544,113
Olin	665,900	11,486,775

		67,056,249

Business Services – 0.93%
Deluxe	123,400	6,160,128
WESCO International †	101,900	6,051,841

		12,211,969

Capital Spending – 9.29%
Altra Industrial Motion	422,170	15,286,776
Atkore International Group †	302,000	12,218,920
H&E Equipment Services	326,500	10,914,895
ITT	402,800	29,770,948
MasTec †	548,046	35,162,632
Primoris Services	398,500	8,862,640
Rexnord †	303,400	9,896,908

		122,113,719

Consumer Cyclical – 3.74%
Barnes Group	213,300	13,216,068
KB Home	312,500	10,709,375
Knoll	397,793	10,048,251
Meritage Homes †	181,600	11,097,576
Standard Motor Products	76,101	4,050,095

		49,121,365

Consumer Services – 8.79%
Asbury Automotive Group †	87,900	9,826,341
Cable One	8,500	12,651,995
Caleres	312,000	7,410,000
Cheesecake Factory	198,500	7,713,710
Choice Hotels International	157,200	16,259,196
Cinemark Holdings	304,213	10,297,610
Cracker Barrel Old Country Store	56,500	8,686,310
Steven Madden	201,850	8,681,569
Texas Roadhouse	150,300	8,464,896
UniFirst	77,700	15,693,846
Wolverine World Wide	292,500	9,868,950

		115,554,423

Consumer Staples – 3.51%
Core-Mark Holding	214,269	5,825,974
J&J Snack Foods	62,800	11,572,156
Performance Food Group †	220,795	11,366,526
Scotts Miracle-Gro	95,100	10,097,718
Spectrum Brands Holdings	113,600	7,303,344

		46,165,718

Energy – 5.46%
Callon Petroleum †	1,294,500	6,252,435
Delek US Holdings	346,400	11,614,792
Dril-Quip †	145,700	6,834,787
Helix Energy Solutions Group †	927,700	8,933,751
Oasis Petroleum †	976,400	3,183,064

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Energy (continued)
Patterson-UTI Energy	919,400	$9,653,700
SM Energy	661,100	7,430,764
Valaris	491,918	3,226,982
WPX Energy †	1,066,800	14,657,832

		71,788,107

Financial Services – 28.74%
American Equity Investment Life Holding	575,900	17,236,687
Bank of NT Butterfield & Son	205,300	7,600,206
Community Bank System	43,800	3,107,172
East West Bancorp	690,636	33,633,974
First Financial Bancorp	578,900	14,727,216
First Hawaiian	446,600	12,884,410
First Interstate BancSystem Class A	249,000	10,438,080
First Midwest Bancorp	661,900	15,263,414
FNB	1,668,400	21,188,680
Great Western Bancorp	486,800	16,911,432
Hancock Whitney	587,700	25,788,276
Hanover Insurance Group	141,600	19,352,472
Kemper	128,700	9,974,250
Legg Mason	261,500	9,390,465
Main Street Capital (BDC)	111,800	4,819,698
NBT Bancorp	268,300	10,882,248
Prosperity Bancshares	157,500	11,322,675
S&T Bancorp	203,942	8,216,823
Selective Insurance Group	269,290	17,555,015
Stifel Financial	359,000	21,773,350
Umpqua Holdings	1,027,000	18,177,900
Valley National Bancorp	1,315,900	15,067,055
Webster Financial	435,400	23,232,944
WesBanco	273,300	10,328,007
Western Alliance Bancorp	333,800	19,026,600

		377,899,049

Healthcare – 2.41%
Avanos Medical †	250,900	8,455,330
Catalent †	169,500	9,542,850
Service Corp. International	208,800	9,611,064
STERIS	26,998	4,115,035

		31,724,279

Real Estate – 8.87%
Brandywine Realty Trust	981,833	15,463,870
Highwoods Properties	286,200	13,998,042
Kite Realty Group Trust	107,400	2,097,522
Lexington Realty Trust	1,116,800	11,860,416
Life Storage	115,600	12,517,168
Outfront Media	721,700	19,355,994
RPT Realty	628,700	9,455,648
Spirit Realty Capital	269,500	13,254,010
Summit Hotel Properties	725,600	8,953,904
Washington Real Estate Investment Trust	330,300	9,638,154

		116,594,728

Small Cap Value Series-7

Delaware VIP® Small Cap Value Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Technology – 12.65%
Cirrus Logic †	159,900	$13,177,359
Coherent †	56,300	9,365,505
CommScope Holding †	335,845	4,765,640
Flex †	1,022,900	12,908,998
MaxLinear †	257,900	5,472,638
NCR †	399,399	14,042,869
NetScout Systems †	283,463	6,822,954
ON Semiconductor †	670,800	16,354,104
Tech Data †	91,929	13,201,004
Teradyne	329,900	22,495,881
Tower Semiconductor †	509,100	12,248,946
TTM Technologies †	728,012	10,956,581
Viavi Solutions †	569,800	8,547,000
Vishay Intertechnology	751,900	16,007,951

		166,367,430

Transportation – 2.51%
Kirby †	77,100	6,902,763
Saia †	89,850	8,366,832
SkyWest	94,949	6,136,554
Werner Enterprises	318,100	11,575,659

		32,981,808

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Utilities – 5.04%
ALLETE	133,800	$10,860,546
Black Hills	220,600	17,325,924
El Paso Electric	198,100	13,449,009
South Jersey Industries	293,300	9,673,034
Southwest Gas Holdings	197,100	14,973,687

		66,282,200

Total Common Stock (cost $918,046,855)		1,275,861,044

Short-Term Investments – 3.26%
Money Market Mutual Funds – 3.26%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	8,566,126	8,566,126
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	8,566,125	8,566,125
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	8,566,125	8,566,125
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	8,566,126	8,566,126
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	8,566,126	8,566,126

Total Short-Term Investments (cost $42,830,628)		42,830,628

Total Value of Securities – 100.30% (cost $960,877,483)	$1,318,691,672

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

BDC – Business Development Corporation

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-8

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$1,318,691,672
Cash	72,680
Dividends and interest receivable	1,578,065
Receivable for securities sold	684,275
Receivable for series shares sold	211,366

Total assets	1,321,238,058

Liabilities:
Payable for securities purchased	4,288,058
Payable for series shares redeemed	1,072,722
Investment management fees payable to affiliates	778,354
Distribution fees payable to affiliates	220,544
Other accrued expenses	110,808
Trustees’ fees and expenses payable to affiliates	12,411
Dividend disbursing and transfer agent fees and expenses payable to affiliates	8,246
Accounting and administration expenses payable to affiliates	3,988
Legal fees payable to affiliates	1,977
Reports and statements to shareholders expenses payable to affiliates	630

Total liabilities	6,497,738

Total Net Assets	$1,314,740,320

Net Assets Consist of:
Paid-in capital	$880,501,459
Total distributable earnings (loss)	434,238,861

Total Net Assets	$1,314,740,320

Net Asset Value:
Standard Class:
Net assets	$435,375,204
Shares of beneficial interest outstanding, unlimited authorization, no par	11,367,908
Net asset value per share	$38.30

Service Class:
Net assets	$879,365,116
Shares of beneficial interest outstanding, unlimited authorization, no par	23,102,990
Net asset value per share	$38.06

[1]Investments, at cost	$960,877,483

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-9

Delaware VIP® Trust —

Delaware VIP Small Cap Value Series Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$23,977,427
Interest	174,392

24,151,819

Expenses:
Management fees	8,628,801
Distribution expenses – Service Class	2,423,540
Accounting and administration expenses	248,809
Reports and statements to shareholders expenses	106,882
Dividends disbursing and transfer agent fees and expenses	101,235
Trustees’ fees and expenses	71,504
Legal fees	58,301
Custodian fees	37,234
Audit and tax fees	32,402
Registration fees	150
Other	33,542

11,742,400
Less expenses paid indirectly	(2,415)

Total operating expenses	11,739,985

Net Investment Income	12,411,834

Net Realized and Unrealized Gain:
Net realized gain on investments	64,457,799
Net change in unrealized appreciation (depreciation) of investments	215,042,792

Net Realized and Unrealized Gain	279,500,591

Net Increase in Net Assets Resulting from Operations	$291,912,425

Delaware VIP Trust —

Delaware VIP Small Cap Value Series Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,411,834	$10,450,426
Net realized gain	64,457,799	95,626,959
Net change in unrealized appreciation (depreciation)	215,042,792	(318,139,961)

Net increase (decrease) in net assets resulting from operations	291,912,425	(212,062,576)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(35,845,943)	(33,424,300)
Service Class	(70,100,727)	(64,378,292)

	(105,946,670)	(97,802,592)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	37,861,588	48,204,956
Service Class	77,024,433	79,818,470
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	35,845,943	33,424,300
Service Class	70,100,726	64,378,292

	220,832,690	225,826,018

Cost of shares redeemed:
Standard Class	(57,886,800)	(59,827,644)
Service Class	(92,313,646)	(90,648,481)

	(150,200,446)	(150,476,125)

Increase in net assets derived from capital share transactions	70,632,244	75,349,893

Net Increase (Decrease) in Net Assets	256,597,999	(234,515,275)

Net Assets:
Beginning of year	1,058,142,321	1,292,657,596

End of year	$1,314,740,320	$1,058,142,321

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-10

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Standard Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$32.76	$42.73	$39.84	$33.72	$40.23

Income (loss) from investment operations:
Net investment income[1]	0.44	0.41	0.34	0.36	0.33
Net realized and unrealized gain (loss)	8.48	(7.03)	4.30	9.37	(2.43)

Total from investment operations	8.92	(6.62)	4.64	9.73	(2.10)

Less dividends and distributions from:
Net investment income	(0.40)	(0.35)	(0.35)	(0.35)	(0.28)
Net realized gain	(2.98)	(3.00)	(1.40)	(3.26)	(4.13)

Total dividends and distributions	(3.38)	(3.35)	(1.75)	(3.61)	(4.41)

Net asset value, end of period	$38.30	$32.76	$42.73	$39.84	$33.72

Total return[2]	28.14%	(16.72% )	12.05%	31.41%	(6.22% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$435,375	$357,318	$439,612	$429,275	$343,847
Ratio of expenses to average net assets[3]	0.77%	0.77%	0.78%	0.79%	0.80%
Ratio of net investment income to average net assets	1.22%	1.03%	0.85%	1.05%	0.90%
Portfolio turnover	17%	18%	14%	11%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-11

Delaware VIP® Small Cap Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Service Class Year ended
	12/31/19	12/31/18		12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$32.58	$42.52		$39.67	$33.58	$40.08

Income (loss) from investment operations:
Net investment income[1]	0.33	0.29		0.24	0.27	0.24
Net realized and unrealized gain (loss)	8.42	(6.98)		4.27	9.34	(2.43)

Total from investment operations	8.75	(6.69)		4.51	9.61	(2.19)

Less dividends and distributions from:
Net investment income	(0.29)	(0.25)		(0.26)	(0.26)	(0.18)
Net realized gain	(2.98)	(3.00)		(1.40)	(3.26)	(4.13)

Total dividends and distributions	(3.27)	(3.25)		(1.66)	(3.52)	(4.31)

Net asset value, end of period	$38.06	$32.58		$42.52	$39.67	$33.58

Total return[2]	27.72%	(16.95%	)[3]	11.76% [3]	31.09% [3]	(6.46%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$879,365	$700,824		$853,046	$794,681	$621,022
Ratio of expenses to average net assets[4]	1.07%	1.05%		1.03%	1.04%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.07%	1.07%		1.08%	1.09%	1.10%
Ratio of net investment income to average net assets	0.92%	0.74%		0.60%	0.80%	0.65%
Ratio of net investment income to average net assets prior to fees waived	0.92%	0.72%		0.55%	0.75%	0.60%
Portfolio turnover	17%	18%		14%	11%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-12

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series invests include business development corporations (BDC). The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of

Small Cap Value Series-13

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

the character of such distributions by the issuer, which are estimated. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $2,410 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $5 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investments Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2019, the Series was charged $48,359 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees were calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $90,909 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $33,451 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the Underlying Funds. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Small Cap Value Series-14

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$202,494,487
Sales	231,572,051

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

	Aggregate	Aggregate
	Unrealized	Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$961,225,359	$418,841,819	$(61,375,506)	$357,466,313

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Level 1
Securities
Assets:
Common Stock	$1,275,861,044
Short-Term Investments	42,830,628

Total Value of Securities	$1,318,691,672

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

Small Cap Value Series-15

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$16,167,516	$9,763,552
Long-term capital gains	89,779,154	88,039,040

Total	$105,946,670	$97,802,592

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$880,501,459
Undistributed ordinary income	12,389,647
Undistributed long-term capital gains	64,382,901
Net unrealized appreciation on investments	357,466,313

Net assets	$1,314,740,320

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	1,056,698	1,231,914
Service Class	2,164,927	2,036,658

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,018,930	859,679
Service Class	2,000,591	1,661,804

	6,241,146	5,790,055

Shares redeemed:
Standard Class	(1,613,952)	(1,473,380)
Service Class	(2,575,610)	(2,248,735)

	(4,189,562)	(3,722,115)

Net increase	2,051,584	2,067,940

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

Small Cap Value Series-16

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2019. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual

Small Cap Value Series-17

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Small Cap Value Series-18

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Small Cap Value Series-19

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst

Small Cap Value Series-20

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Small Cap Value Series at a meeting held August 21-22, 2019 (continued)

performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Broadridge currently classifies the Series as a small-cap core fund. However, Management believes that, because the Series utilizes a value investment philosophy and process, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of all small-cap core funds underlying variable insurance products, and the other, consisting of all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and the Series’ total return for the 5-year period was in the third quartile of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe and the Series’ total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board observed that the Series’ short-term performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ intermediate- and long-term performance, which was strong. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Small Cap Value Series-21

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualified Dividends[1]
84.74%	15.26%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-22

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Small Cap Value Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

(May 2004–Present)

Director —

Drexel Morgan & Co.

(2015–Present)

Director and Audit

Committee Member —

vTv Therapeutics LLC

(2017–Present)

Director and Audit Committee

Member —FS Credit Real

Estate Income Trust, Inc.

(2018–Present)

Director —Federal Reserve

Bank of Philadelphia

(January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic Planning

and Reserves Committee

and Nominating

and Governance Committee

Member — Callon

Petroleum Company

(December 2019–Present)

Director; Audit Committee

Member — Carrizo

Oil & Gas, Inc.

(March 2018–December

2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc.

(December 2013-Present)

Director — HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Small Cap Value Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee

and Audit Committee

Member — H&R

Block Corporation

(July 2008–Present)

Director; Chair of Investments

Committee and Audit

Committee Member —

Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and

Governance Committee

and Audit Committee

Member —

The Merger Fund

(2013–Present),

The Merger Fund VL

(2013–Present);

WCM Alternatives:

Event-Driven Fund

(2013–Present),

and WCM Alternatives:

Credit Event Fund

(December 2017–Present)

Director; Chair of

Governance Committee

and Audit Committee

Member — International

Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Small Cap Value Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Small Cap Value Series-26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPSCV 22468 (2/20) (1073909)	Small Cap Value Series-27

Delaware VIP® Trust

Delaware VIP U.S. Growth Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

Jackson Square Partners, LLC (JSP), a US registered investment advisor, is the sub-advisor to Delaware VIP U.S. Growth Series (the “Series”). As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT) has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2019, the Series’ Standard Class shares gained 27.25% and Service Class shares gained 26.88%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, gained 36.39%.

Equity markets generally made strong gains during the fiscal year. US markets rose 31.49%, as measured by the S&P 500® Index. International markets gained 22.01% (net) and emerging markets gained 18.42% (net), as measured by the MSCI EAFE (Europe, Australasia, Far East) Index and the MSCI Emerging Markets Index, respectively.

The fiscal year opened in January 2019 with equity markets bouncing back from December’s sudden downdraft that was precipitated in large part by a 35-day federal shutdown, the longest in US history. Markets were buoyed when it seemed that US-China trade negotiations might forestall further tariff increases. Diplomacy between the nations broke down, however, and in May 2019, the United States increased the tax import rate from 10% to 25% on $200 billion worth of Chinese imports. China responded with its own tariff hikes. At the same time, positive economic events at home – including solid employment numbers, an increase in manufacturing, and the first hints of a dovish tilt from the Federal Reserve – gave a boost to investor sentiment.

In May 2019, the US economy started to slow. A combination of low inflation, weaker economic data, and continued trade concerns forged a path for the Fed to reduce interest rates in July for the first time in 11 years. The Fed cut rates again in September, and then once more in October.

Toward the end of the Series’ fiscal year, news that the US and China had hammered out Phase 1 of a trade agreement seemed to mollify US investors. Still, manufacturing gains tapered, consumer confidence declined marginally, and the pace of job growth began to slow. On the brighter side, corporate earnings per share (EPS) continued to grow and the S&P 500 Index posted positive gains.

Source: Bloomberg.

The Series’ strong relative performance in the industrials sector was unable to overcome weak relative performance in the communication services sector. On a stock-specific level, the following were the Series’ most significant detractors and contributors during the period.

TripAdvisor Inc., a travel website providing travel advice and planning features, detracted from the Series’ performance during the fiscal year. The company’s hotel segment has struggled against competitive headwinds, including increased challenges from Google’s search business. Although we believe TripAdvisor’s commitment to increased focus on its experiences and dining products is likely the right long-term strategic move, we decided to exit the Series’ position and deploy assets to what we view as more attractive opportunities.

Dollar Tree Inc., a chain of discount variety stores, also detracted from the Series’ performance during the 12-month period. Despite posting attractive same-store sales for the third quarter of 2019, the company cut its full-year estimates due to higher expenses related to tariffs, freight, and a shift in product mix towards consumables. Despite this transitory expense pressure, we continue to believe the company represents an attractive business model in a retail segment largely insulated from Amazon. Furthermore, the Dollar Tree brand name represents a multi-decade, high-performing core franchise that is now combined with an underperforming Family Dollar asset that we believe could be optimized in the medium term.

Applied Materials Inc. – the global leader in providing equipment for advanced semiconductors and flat-panel displays – contributed to the Series’ performance during the fiscal year. The sector drifted higher on stronger foundry investment from Taiwan Semiconductor Manufacturing Co., signs of a bottom in the market for NAND flash memory (a type of nonvolatile storage technology that does not require power to retain data), and positive commentary from management on market-share gains in 2020. We believe Applied Materials is undervalued by the market and think it is attractively positioned in a consolidating sector with high barriers to entry.

Charter Communications Inc., a cable telecommunications company, also contributed to the Series’ performance. The company continues to report strong earnings driven by well-above consensus broadband-subscriber additions. Charter Communications generated margin expansion of earnings before interest, taxes, depreciation, and amortization (EBITDA), driven by the economically accretive mix shift towards broadband and declines in capital intensity. We believe these trends support our thesis and should continue to do so for the foreseeable future. The stock remains undervalued versus our intrinsic business value estimate even with strong year-to-date stock performance. Overall, we like its cable business given the structurally high barriers to entry,

U.S. Growth Series.-1

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

limited competition in broadband, inherent long-term pricing power, and the benefits accrued from durable and inexorable secular trends underlying consumer high-speed data consumption.

The markets’ generally positive bias, albeit with periodic bouts of caution, enhances our desire as “intrinsic value” investors to be somewhat contrarian by leaning into lower-duration growth stocks and reallocating to newer ideas and holdings that we believe have more idiosyncratic fundamental drivers or trade at a bigger discount to intrinsic business value.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

U.S. Growth Series.-2

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP U.S. Growth Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Nov. 15, 1999)	+27.25%	+16.55%	+9.61%	+13.11%	+4.82%

Service Class shares (commenced operations on May 1, 2000)	+26.88%	+16.27%	+9.31%	+12.82%	+4.22%

Russell 1000 Growth Index	+36.39%	+20.49%	+14.63%	+15.22%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.03%, while total operating expenses for Standard Class and Service Class shares were 0.73% and 1.03%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

U.S. Growth Series-3

Delaware VIP® U.S. Growth Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
-- Russell 1000 Growth Index	$10,000	$41,233
– Delaware VIP U.S. Growth Series (Standard Class)	$10,000	$34,269

The graph shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, mentioned on page 1, represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-4

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,056.20	0.72%	$3.73
Service Class	1,000.00	1,055.50	1.02%	5.28

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.58	0.72%	$3.67
Service Class	1,000.00	1,020.06	1.02%	5.19

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent

 six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

U.S. Growth Series-5

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage of
Security type / sector	net assets
Common Stock ²	95.69%
Communication Services	8.30%
Consumer Discretionary	19.42%
Consumer Staples	4.82%
Financial Services	23.81%
Healthcare	13.40%
Materials	4.87%
Technology	21.07%
Short-Term Investments	4.39%

Total Value of Securities	100.08%

Liabilities Net of Receivables and Other Assets	(0.08)%

Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	10.68%
IQVIA Holdings	5.58%
Alphabet Class A & Class C	5.37%
Charter Communications Class A	4.91%
Ball	4.87%
Constellation Brands Class A	4.82%
UnitedHealth Group	4.48%
Hasbro	4.41%
Mastercard Class A	4.09%
Dollar Tree	3.92%

U.S. Growth Series-6

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Schedule of investments

December 31, 2019

	Number of	Value
	shares	(US $)

Common Stock – 95.69% ²
Communication Services – 8.30%
Alphabet Class A †	14,499	$19,419,816
Alphabet Class C †	417	557,537
Netflix †	33,756	10,922,429

		30,899,782

Consumer Discretionary – 19.42%
Charter Communications Class A †	37,703	18,288,971
Dollar Tree †	155,258	14,602,015
Domino’s Pizza	41,442	12,174,831
Hasbro	155,417	16,413,589
Take-Two Interactive Software †	88,475	10,831,994

		72,311,400

Consumer Staples – 4.82%
Constellation Brands Class A	94,552	17,941,242

		17,941,242

Financial Services – 23.81%
Charles Schwab	295,950	14,075,382
CME Group	52,778	10,593,600
Crown Castle International	46,984	6,678,776
KKR & Co. Class A	497,617	14,515,488
Mastercard Class A	50,951	15,213,459
PayPal Holdings †	124,928	13,513,462
Visa Class A	74,782	14,051,538

		88,641,705

Healthcare – 13.40%
Illumina †	37,489	12,436,601
IQVIA Holdings †	134,445	20,773,097
UnitedHealth Group	56,724	16,675,721

		49,885,419

Materials – 4.87%
Ball	280,212	18,121,310

		18,121,310

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Technology – 21.07%
Applied Materials	173,214	$10,572,982
Arista Networks †	37,507	7,628,924
Autodesk †	67,290	12,345,023
Microsoft	252,034	39,745,762
ServiceNow †	28,958	8,175,423

		78,468,114

Total Common Stock (cost $246,997,133)		356,268,972

Short-Term Investments – 4.39%
Money Market Mutual Funds – 4.39%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	3,270,806	3,270,806
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	3,270,806	3,270,806
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	3,270,806	3,270,806
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	3,270,806	3,270,806
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	3,270,806	3,270,806

Total Short-Term Investments (cost $16,354,030)		16,354,030

Total Value of Securities – 100.08% (cost $263,351,163)	$372,623,002

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

† Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-7

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$372,623,002
Cash	225
Dividends and interest receivable	139,654
Foreign tax reclaims receivable	37,096

Total assets	372,799,977

Liabilities:
Payable for series shares redeemed	125,839
Investment management fees payable to affiliates	203,353
Distribution fees payable to affiliates	80,405
Reports and statements to shareholders payable	31,010
Other accrued expenses	23,769
Custody fees payable	6,387
Trustees’ fees and expenses payable	3,616
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,346
Accounting and administration expenses payable to affiliates	1,378
Legal fees payable to affiliates	570
Reports and statements to shareholders expense payable to affiliates	178

Total liabilities	478,851

Total Net Assets	$372,321,126

Net Assets Consist of:
Paid-in capital	$242,414,149
Total distributable earnings (loss)	129,906,977

Total Net Assets	$372,321,126

Net Asset Value:
Standard Class:
Net assets	$53,321,869
Shares of beneficial interest outstanding, unlimited authorization, no par	5,253,292
Net asset value per share	$10.15

Service Class:
Net assets	$318,999,257
Shares of beneficial interest outstanding, unlimited authorization, no par	32,888,334
Net asset value per share	$9.70

[1]Investments, at cost	$263,351,163

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-8

Delaware VIP® Trust —

Delaware VIP U.S. Growth Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$3,063,937
Interest	57,025

3,120,962

Expenses:
Management fees	2,359,578
Distribution expenses – Service Class	935,049
Accounting and administration expenses	102,496
Reports and statements to shareholders	60,335
Audit and tax fees	32,304
Dividend disbursing and transfer agent fees and expenses	30,251
Trustees’ fees and expenses	21,474
Legal fees	18,735
Custodian fees	12,632
Registration fees	27
Other	10,733

3,583,614
Less expenses paid indirectly	(658)

Total operating expenses	3,582,956

Net Investment Loss	(461,994)

Net Realized and Unrealized Gain:
Net realized gain	23,852,476
Net change in unrealized appreciation (depreciation) of investments	62,031,457

Net Realized and Unrealized Gain	85,883,933

Net Increase in Net Assets Resulting from Operations	$85,421,939

Delaware VIP Trust —

Delaware VIP U.S. Growth Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(461,994)	$(644,265)
Net realized gain	23,852,476	63,618,314
Net change in unrealized appreciation (depreciation)	62,031,457	(70,795,585)

Net increase (decrease) in net assets resulting from operations	85,421,939	(7,821,536)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(8,687,296)	(6,179,560)
Service Class	(54,735,552)	(42,785,737)

	(63,422,848)	(48,965,297)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	6,351,775	4,179,512
Service Class	2,785,831	5,753,887
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	8,687,296	6,179,560
Service Class	54,735,552	42,785,737

	72,560,454	58,898,696

Cost of shares redeemed:
Standard Class	(8,398,881)	(6,532,749)
Service Class	(43,121,049)	(49,881,786)

	(51,519,930)	(56,414,535)

Increase in net assets derived from capital share transactions	21,040,524	2,484,161

Net Increase (Decrease) in Net Assets	43,039,615	(54,302,672)

Net Assets:
Beginning of year	329,281,511	383,584,183

End of year	$372,321,126	$329,281,511

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-9

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$9.57	$11.31	$8.91	$13.31	$13.75

Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.01	0.02	0.08
Net realized and unrealized gain (loss)	2.41	(0.27)	2.49	(0.75)	0.66

Total from investment operations	2.42	(0.26)	2.50	(0.73)	0.74

Less dividends and distributions from:
Net investment income	—	—	—	(0.08)	(0.08)
Net realized gain	(1.84)	(1.48)	(0.10)	(3.59)	(1.10)

Total dividends and distributions	(1.84)	(1.48)	(0.10)	(3.67)	(1.18)

Net asset value, end of period	$10.15	$9.57	$11.31	$8.91	$13.31

Total return[2]	27.25%	(3.00% )	28.28%	(5.17% )	5.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,322	$43,417	$46,908	$47,773	$50,055
Ratio of expenses to average net assets[3]	0.73%	0.73%	0.74%	0.74%	0.75%
Ratio of net investment income to average net assets	0.13%	0.08%	0.05%	0.22%	0.56%
Portfolio turnover	33%	40%	25%	22%	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-10

Delaware VIP® U.S. Growth Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class Year ended
	12/31/19	12/31/18		12/31/17		12/31/16		12/31/15
Net asset value, beginning of period	$9.24	$11.00		$8.68		$13.07		$13.53

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.02)		(0.02)		—	[2]	0.04
Net realized and unrealized gain (loss)	2.32	(0.26)		2.44		(0.75)		0.65

Total from investment operations	2.30	(0.28)		2.42		(0.75)		0.69

Less dividends and distributions from:
Net investment income	—	—		—		(0.05)		(0.05)
Net realized gain	(1.84)	(1.48)		(0.10)		(3.59)		(1.10)

Total dividends and distributions	(1.84)	(1.48)		(0.10)		(3.64)		(1.15)

Net asset value, end of period	$9.70	$9.24		$11.00		$8.68		$13.07

Total return[3]	26.88%	(3.29%	)[4]	28.10%	[4]	(5.50%	)[4]	5.08% [4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,999	$285,865		$336,676		$316,194		$361,691
Ratio of expenses to average net assets[5]	1.03%	1.01%		0.99%		0.99%		1.00%
Ratio of expenses to average net assets prior to fees waived and expenses paid indirectly[5]	1.03%	1.03%		1.04%		1.04%		1.05%
Ratio of net investment income (loss) to average net assets	(0.17% )	(0.20%	)	(0.20%	)	(0.03%	)	0.31%
Ratio of net investment income (loss) to average net assets prior to fees waived and expenses paid indirectly	(0.17% )	(0.22%	)	(0.25%	)	(0.08%	)	0.26%
Portfolio turnover	33%	40%		25%		22%		39%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-11

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Investments in repurchase agreements are generally value at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019, the Series had no open repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be

U.S. Growth Series-12

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $657 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $17,301 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $27,226 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019 the Series was charged $10,145 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

U.S. Growth Series-13

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$120,110,841
Sales	168,526,204

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$263,436,514	$110,969,409	$(1,782,921)	$109,186,488

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investment. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$356,268,972
Short-Term Investments	16,354,030

Total Value of Securities	$372,623,002

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

U.S. Growth Series-14

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$2,207,101	$2,738,625
Long-term capital gain	61,215,747	46,226,672

Total	$63,422,848	$48,965,297

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$242,414,149
Undistributed long-term capital gains	20,720,489
Unrealized appreciation on investments	109,186,488

Net assets	$372,321,126

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating loss. Results of operations and net assets were not affected by these classifications. For the year ended Dec. 31, 2019, the Series recorded the following reclassifications:

Paid-in Capital	Total Distributable Earnings (Loss)
$(296,647)	$296,647

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	639,633	382,239
Service Class	295,305	595,706

Shares issued upon reinvestment of dividends and distributions:
Standard Class	945,299	609,424
Service Class	6,219,949	4,361,441

	8,100,186	5,948,810

Shares redeemed:
Standard Class	(868,468)	(601,660)
Service Class	(4,564,819)	(4,626,671)

	(5,433,287)	(5,228,331)

Net increase	2,666,899	720,479

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective

U.S. Growth Series-15

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

7. Line of Credit (continued)

net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series invests in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily

U.S. Growth Series-16

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

U.S. Growth Series-17

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP U.S. Growth Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

U.S. Growth Series-18

Delaware VIP® Trust — Delaware U.S. Growth Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP U.S. Growth Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Jackson Square Partners (“JSP”), Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), JSP, MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by JSP to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

U.S. Growth Series-19

Delaware VIP® Trust — Delaware U.S. Growth Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP U.S. Growth Series at a meeting held August 21-22, 2019 (continued)

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 10-year period was in the third quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Fund and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory

U.S. Growth Series-20

Delaware VIP® Trust — Delaware U.S. Growth Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP U.S. Growth Series at a meeting held August 21-22, 2019 (continued)

fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, the Series had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Series increases sufficiently in size, then economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
96.52%	3.48%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

U.S. Growth Series-21

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

U.S. Growth Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director —

HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

U.S. Growth Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee

and Audit Committee Member — H&R

Block Corporation

(July 2008–Present)

Director; Chair of Investments Committee and Audit

Committee Member —

Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and

Governance Committee

and Audit Committee

Member —

The Merger Fund

(2013–Present),

The Merger Fund VL

(2013–Present); WCM Alternatives: Event-Driven Fund

(2013–Present),

and WCM Alternatives:

Credit Event Fund

(December 2017–Present)

Director; Chair of Governance Committee and Audit Committee

Member — International Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

U.S. Growth Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

U.S. Growth Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPUSG 22470 (2/20) (1073909)	U.S. Growth Series-26

Annual report

Delaware VIP® Trust

Delaware VIP Value Series

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Value Series (the “Series”) Standard Class shares gained 19.97% and Service Class shares were up 19.60%. Both figures reflect all dividends reinvested. The Series underperformed its benchmark, the Russell 1000® Value Index, which increased 26.54% for the same period.

Rebounding from the stock market correction that occurred in late 2018, the broad market S&P 500® Index posted a total return of 31.5% and achieved a new all-time high in December 2019. Notably, there was little earnings growth to support 2019’s hardy gains (aggregate earnings for the S&P 500 Index were lower in each of the first three quarters, year over year, and are expected to be down again in the fourth quarter). The Federal Open Market Committee (FOMC) reduced the federal funds rate by 0.25 percentage points on three separate occasions. You may recall that the FOMC raised rates in December 2018 before “pivoting” toward a more accommodative stance, which helped spark the 2019 stock market rally. Yields on US Treasury securities moved lower during the year as investors appeared to price in slower economic growth. The yield on the benchmark 10-year note fell 0.76% to settle at 1.92%. The price of crude oil moved higher. West Texas Intermediate (WTI) crude, the domestic benchmark, was up 34% to $61.06 a barrel (source: FactSet Research Systems).

Investments in the energy sector caused the largest drags on the Series’ relative performance. Exploration and production (E&P) company Occidental Petroleum Corp. was the largest detractor. The company’s shares sold off following its acquisition of Anadarko Petroleum Corp. as investors expressed frustration with how the deal came together, including the price paid and financing terms. We believe the deal has the potential to create an attractive long-term investment if Occidental follows through on its asset sales and deleveraging plan.

The Series’ holdings in the healthcare sector also detracted from relative returns. Pharmaceutical maker Pfizer Inc. led the group lower after announcing that its off-patent drug business would be combined with drug maker Mylan N.V. to form a new company. The price of the combination was lower than expected and management provided conservative guidance for the remaining Pfizer business. Longer term, we think the transaction leaves Pfizer with a better growth profile.

Another significant detractor to the Series’ performance was diversified chemical manufacturer DuPont de Nemours Inc. Its shares were down in response to shareholder impatience with the pace of divestitures of certain businesses, challenges posed by the trade war, and investor concern about potential liability related to the chemical PFOA. We believe any PFOA liabilities will be manageable for DuPont and that the stock is attractively valued on a sum-of-the-parts basis.

Investments in the industrials sector made the largest contributions to relative performance. Defense contractor Raytheon Co. was a noteworthy contributor. Raytheon agreed to a “merger of equals” with United Technologies Corp., which has the potential to create a larger, more diversified competitor in the aerospace and defense industry.

The Series’ holdings in the consumer staples sector also added significantly to relative returns. Global snack and beverage maker Mondelez International Inc. was a strong contributor to the Series’ performance. Mondelez has executed well, generating solid organic sales growth.

Another notable contributor was communication services sector holding AT&T Inc. Performance in its wireless business has improved and the integration of Time Warner appears to be on track. AT&T raised its full-year free cash flow guidance and has reduced its debt.

In January 2019, we added a target weight position in Broadcom Inc., a leading developer of semiconductors. At the time of purchase – following its acquisition of software company CA Technologies – we viewed Broadcom as having an attractive valuation and solid cash-flow characteristics. About half of Broadcom’s business is tied to the theme of increasing data usage. In August 2019, we exited the Series’ position in diagnostic testing provider Quest Diagnostics Inc., reducing our target weight in the healthcare sector to 21%. Shares of Quest Diagnostics had been a long-term holding in the Series. At the time of our sale, the shares traded near our price target, had strong performance year to date and, in our view, no longer offered an attractive risk-reward profile. In August 2019, we added a target-weight position in Conagra Brands Inc., a leading food company with a broad array of well-known brands. We had become increasingly interested in adding exposure to the consumer staples sector, given the traditionally defensive behavior of consumer staples stocks, in general, and the emergence of attractive valuations in certain industries. Shares of Conagra experienced a steep decline soon after it acquired Pinnacle Foods Inc., which was facing challenges with several key brands. We saw these issues as fixable, however, and liked Conagra for its discounted valuation, improving balance-sheet fundamentals, and attractive dividend yield.

Value Series-1

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

Expanding valuation multiples drove this year’s large market gains. The price-earnings ratio for the S&P 500 Index, based on next fiscal year’s earnings, rose to 20.0 from 15.7 in 2019. We think elevated valuation levels could lead to lower equity market returns in the coming years. Another concern is high indebtedness. High debt has the potential to crowd out future investment and curtail economic growth. Given our muted expectations for the economy and US stock market, we think a defensive tilt is appropriate for the Series. This means lower cyclicality, generally, and an emphasis on higher quality companies that have the potential to offer good long-term value. An exception with respect to lower cyclicality is our position in the energy sector, where we believe investors have been overly punitive and are mispricing the fundamentals of these holdings.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Value Series-2

Delaware VIP® Trust — Delaware VIP Value Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Value Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+19.97%	+9.91%	+8.68%	+12.88%	+9.09%

Service Class shares (commenced operations on May 1, 2000)	+19.60%	+9.62%	+8.39%	+12.58%	+7.77%

Russell 1000 Value Index	+26.54%	+9.68%	+8.29%	+11.80%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.69% and 0.99%, respectively. The management fee for Standard Class and Service Class shares was 0.63%.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Value Series-3

Delaware VIP® Value Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
–– Delaware VIP Value Series (Standard Class)	$10,000	$33,576
- - Russell 1000 Value Index	$10,000	$30,505

The graph shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,081.00	0.69%	$3.62
Service Class	1,000.00	1,079.20	0.99%	5.19
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.73	0.69%	$3.52
Service Class	1,000.00	1,020.21	0.99%	5.04

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock	99.08%
Communication Services	6.22%
Consumer Discretionary	5.89%
Consumer Staples	9.20%
Energy	10.92%
Financials	15.63%
Healthcare	21.41%
Industrials	9.15%
Information Technology	12.04%
Materials	2.49%
Real Estate	2.90%
Utilities	3.23%
Short-Term Investments	1.00%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Conagra Brands	3.33%
Cigna	3.29%
Marsh & McLennan	3.29%
Broadcom	3.28%
Allstate	3.27%
CVS Health	3.27%
Truist Financial	3.27%
Lowe’s	3.25%
Edison International	3.23%
Abbott Laboratories	3.22%

Value Series-6

Delaware VIP® Trust — Delaware VIP Value Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)

Common Stock – 99.08%
Communication Services – 6.22%
AT&T	682,224	$26,661,314
Verizon Communications	416,800	25,591,520

		52,252,834

Consumer Discretionary – 5.89%
Dollar Tree †	235,400	22,139,370
Lowe’s	228,200	27,329,232

		49,468,602

Consumer Staples – 9.20%
Archer-Daniels-Midland	536,500	24,866,775
Conagra Brands	816,904	27,970,793
Mondelez International Class A	444,100	24,461,028

		77,298,596

Energy – 10.92%
ConocoPhillips	410,000	26,662,300
Halliburton	840,900	20,576,823
Marathon Oil	1,812,857	24,618,598
Occidental Petroleum	481,100	19,826,131

		91,683,852

Financials – 15.63%
Allstate	244,500	27,494,025
American International Group	481,500	24,715,395
Bank of New York Mellon	476,400	23,977,212
Marsh & McLennan	248,000	27,629,680
Truist Financial	487,600	27,461,632

		131,277,944

Healthcare – 21.41%
Abbott Laboratories	311,000	27,013,460
Cardinal Health	465,500	23,544,990
Cigna	135,151	27,637,028
CVS Health	369,900	27,479,871
Johnson & Johnson	168,200	24,535,334
Merck & Co.	296,500	26,966,675
Pfizer	577,541	22,628,057

		179,805,415

Industrials – 9.15%
Northrop Grumman	71,200	24,490,664
Raytheon	121,800	26,764,332
Waste Management	224,400	25,572,624

		76,827,620

	Number of shares	Value (US $)

Common Stock (continued)
Information Technology – 12.04%
Broadcom	87,100	$27,525,342
Cisco Systems	472,800	22,675,488
Intel	449,600	26,908,560
Oracle	454,000	24,052,920

		101,162,310

Materials – 2.49%
DuPont de Nemours	326,183	20,940,948

		20,940,948

Real Estate – 2.90%
Equity Residential	300,900	24,348,828

		24,348,828

Utilities – 3.23%
Edison International	359,500	27,109,895

		27,109,895

Total Common Stock (cost $497,870,971)		832,176,844

Short-Term Investments – 1.00%
Money Market Mutual Funds – 1.00%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	1,675,039	1,675,039
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	1,675,039	1,675,039
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	1,675,039	1,675,039
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	1,675,039	1,675,039
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	1,675,038	1,675,038

Total Short-Term Investments (cost $8,375,194)		8,375,194

Total Value of Securities – 100.08% (cost $506,246,165)	$840,552,038

† Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Value Series-7

Delaware VIP® Trust — Delaware VIP Value Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$840,552,038
Dividends and interest receivable	1,443,659
Receivable for securities sold	468,849
Receivable for series shares sold	1,312

Total assets	842,465,858

Liabilities:
Payable for series shares redeemed	1,936,961
Investment management fees payable	443,840
Distribution fees payable to affiliates	100,292
Other accrued expenses	69,658
Trustees’ fees and expenses payable to affiliates	8,052
Dividend disbursing and transfer agent fees and expenses payable to affiliates	5,282
Accounting and administration expenses payable to affiliates	2,677
Legal fees payable to affiliates	1,271
Reports and statements to shareholders expenses payable to affiliates	403

Total liabilities	2,568,436

Total Net Assets	$839,897,422

Net Assets Consist of:
Paid-in capital	$459,946,462
Total distributable earnings (loss)	379,950,960

Total Net Assets	$839,897,422

Net Asset Value:
Standard Class:
Net assets	$440,586,981
Shares of beneficial interest outstanding, unlimited authorization, no par	14,173,285
Net asset value per share	$31.09

Service Class:
Net assets	$399,310,441
Shares of beneficial interest outstanding, unlimited authorization, no par	12,901,946
Net asset value per share	$30.95

________________
[1] Investments, at cost	$506,246,165

See accompanying notes, which are an integral part of the financial statements.

Value Series-8

Delaware VIP® Trust —	Delaware VIP Trust —
Delaware VIP Value Series	Delaware VIP Value Series
Statement of operations	Statements of changes in net assets
Year ended December 31, 2019

Investment Income:
Dividends	$20,938,437
Interest	81,848

21,020,285

Expenses:
Management fees	5,089,268
Distribution expenses-Service Class	1,143,385
Accounting and administration expenses	179,004
Dividend disbursing and transfer agent fees and expenses	67,298
Reports and statements to shareholders expenses	58,997
Trustees’ fees and expenses	47,672
Legal fees	40,219
Audit and tax fees	32,277
Custodian fees	21,213
Registration fees	150
Other	22,580

6,702,063
Less expenses paid indirectly	(732)

Total operating expenses	6,701,331

Net Investment Income	14,318,954

Net Realized and Unrealized Gain:
Net realized gain on investments	35,858,393
Net change in unrealized appreciation (depreciation) of investments	93,121,390

Net Realized and Unrealized Gain	128,979,783

Net Increase in Net Assets Resulting from Operations	$143,298,737

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,318,954	$13,044,258
Net realized gain	35,858,393	56,062,721
Net change in unrealized appreciation (depreciation)	93,121,390	(89,340,596)

Net increase (decrease) in net assets resulting from operations	143,298,737	(20,233,617)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(36,693,110)	(33,362,526)
Service Class	(32,088,566)	(27,989,816)

	(68,781,676)	(61,352,342)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	21,217,326	11,383,861
Service Class	20,861,629	35,186,107
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	36,693,110	33,362,526
Service Class	32,088,566	27,989,816

	110,860,631	107,922,310

Cost of shares redeemed:
Standard Class	(45,148,585)	(45,227,144)
Service Class	(37,921,696)	(47,969,409)

	(83,070,281)	(93,196,553)

Increase in net assets derived from capital share transactions	27,790,350	14,725,757

Net Increase (Decrease) in Net Assets	102,307,411	(66,860,202)

Net Assets:
Beginning of year	737,590,011	804,450,213

End of year	$839,897,422	$737,590,011

See accompanying notes, which are an integral part of the financial statements.

Value Series-9

Delaware VIP® Trust — Delaware VIP Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$28.31	$31.57	$29.25	$28.64	$29.24

Income (loss) from investment operations:
Net investment income[1]	0.57	0.54	0.48	0.52	0.55
Net realized and unrealized gain (loss)	4.87	(1.29)	3.38	3.39	(0.65)

Total from investment operations	5.44	(0.75)	3.86	3.91	(0.10)

Less dividends and distributions from:
Net investment income	(0.54)	(0.53)	(0.51)	(0.59)	(0.50)
Net realized gain	(2.12)	(1.98)	(1.03)	(2.71)	—

Total dividends and distributions	(2.66)	(2.51)	(1.54)	(3.30)	(0.50)

Net asset value, end of period	$31.09	$28.31	$31.57	$29.25	$28.64

Total return[2]	19.97%	(2.73% )	13.80%	14.65%	(0.41% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$440,587	$388,644	$431,874	$439,265	$389,570
Ratio of expenses to average net assets[3]	0.69%	0.69%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets	1.92%	1.77%	1.64%	1.87%	1.88%
Portfolio turnover	13%	13%	11%	17%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Value Series-10

Delaware VIP® Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year ended
	12/31/19	12/31/18		12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$28.20	$31.46		$29.15	$28.56	$29.16

Income (loss) from investment operations:
Net investment income[1]	0.48	0.45		0.41	0.45	0.47
Net realized and unrealized gain (loss)	4.84	(1.28)		3.37	3.37	(0.64)

Total from investment operations	5.32	(0.83)		3.78	3.82	(0.17)

Less dividends and distributions from:
Net investment income	(0.45)	(0.45)		(0.44)	(0.52)	(0.43)
Net realized gain	(2.12)	(1.98)		(1.03)	(2.71)	—

Total dividends and distributions	(2.57)	(2.43)		(1.47)	(3.23)	(0.43)

Net asset value, end of period	$30.95	$28.20		$31.46	$29.15	$28.56

Total return[2]	19.60%	(3.00%	)[3]	13.53% [3]	14.32% [3]	(0.64%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$399,310	$348,946		$372,576	$365,855	$304,570
Ratio of expenses to average net assets[4]	0.99%	0.97%		0.95%	0.95%	0.96%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	0.99%		1.00%	1.00%	1.01%
Ratio of net investment income to average net assets	1.62%	1.49%		1.39%	1.62%	1.63%
Ratio of net investment income to average net assets prior to fees waived	1.62%	1.47%		1.34%	1.57%	1.58%
Portfolio turnover	13%	13%		11%	17%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Value Series-11

Delaware VIP® Trust — Delaware VIP Value Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019, and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2019, the Series had no open repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares and pays distributions from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Value Series-12

Delaware VIP® Value Series

Notes to financial statements (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $731 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2019, the Series was charged $33,541 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2019, the Series was charged $60,491 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $22,337 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Value Series-13

Delaware VIP® Value Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$104,625,973
Sales	109,703,416

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate
	Unrealized	Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$510,641,726	$354,283,001	$(24,372,689)	$329,910,312

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Level 1
Securities
Assets:
Common Stock	$832,176,844
Short-Term Investments	8,375,194

Total Value of Securities	$840,552,038

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

Value Series-14

Delaware VIP® Value Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$15,082,442	$16,351,471
Long-term capital gain	53,699,234	45,000,871

Total	$68,781,676	$61,352,342

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$459,946,462
Undistributed ordinary income	17,709,872
Undistributed long-term capital gains	32,330,776
Net unrealized appreciation on investments	329,910,312

Net assets	$839,897,422

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	709,070	384,160
Service Class	699,745	1,154,221
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,274,509	1,124,453
Service Class	1,117,290	944,964

	3,800,614	3,607,798

Shares redeemed:
Standard Class	(1,536,732)	(1,464,041)
Service Class	(1,287,594)	(1,570,472)

	(2,824,326)	(3,034,513)

Net increase	976,288	573,285

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the year then ended.

Value Series-15

Delaware VIP® Value Series

Notes to financial statements (continued)

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

Value Series-16

Delaware VIP® Value Series

Notes to financial statements (continued)

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Value Series-17

Delaware VIP® Trust — Delaware VIP Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Value Series-18

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Value Series at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the investment advisory and sub-advisory agreements for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management. Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”) and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MFMHK, and MIMGL, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the

Value Series-19

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware VIP Value Series at a meeting held August 21-22, 2019 past 1-, 3-, 5-. and 10-year periods, as applicable, ended Jan. 31, 2019. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is for each Series’ total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Series’ advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2019, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Value Series-20

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series’ reports distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
78.07%	21.93%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-21

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member —vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Value Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Value Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Value Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPV 22471 (2/20) (1073909)	Value Series-26

Delaware VIP® Trust

Delaware VIP Covered Call Strategy Series

(formerly, First Investors Life Series Covered Call Strategy Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Covered Call Strategy Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term capital appreciation.

On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Ziegler Capital Management, LLC (ZCM), a US registered investment advisor, is the sub-advisor to Delaware VIP Covered Call Strategy Series (“the Series”). As sub-advisor, ZCM is responsible for day-to-day management of the Series’ assets. Although ZCM serves as sub-advisor, the investment manager, DMC, a series of MIMBT, has ultimate responsibility for all investment advisory services.

During the fiscal year ended Dec. 31, 2019, the Series’ Standard Class shares returned 21.37%. This figure reflects all dividends reinvested. The Series’ benchmark, the CBOE S&P 500® BuyWrite Index, gained 15.68% for the same period. Both the stocks and the options in the Series outperformed the benchmark during the year. Effective Oct. 4, 2019, the Series changed its primary index from the S&P 500® Index to the CBOE S&P 500 BuyWrite Index. The Series elected to use the new index because it more closely reflected the Series’ investment strategies.

In a reversal from 2018, nearly every major asset class, including bonds, produced strong returns during the fiscal year ended Dec. 31, 2019. The S&P 500 Index returned 31.5% during the period, the fourth-highest calendar year return of the past 30 years. The reflation in asset prices was driven, in large part, by the US Federal Reserve’s pivot to accommodative monetary policy. The Fed cut rates three times during 2019, the first cuts since December 2008, and is likely to remain on the sidelines in the coming quarters. While trade concerns waxed and waned throughout 2019, the year ended with a Phase 1 agreement with China that is likely to keep trade worries off the table at least until after the 2020 election.

In general, low inflation and low unemployment together provide many benefits to the economy, and investors have historically paid a premium to own stocks in such an environment. According to the third estimate released by the Bureau of Economic Analysis, US gross domestic product (GDP) growth for the third quarter of 2019 was 2.1%, in-line with the current cycle average. Consumers have benefited from rising wages and an unemployment rate of 3.5%, the lowest in more than 50 years, thereby supporting growth. Interest rates and inflation remained low, with the 10-year Treasury yielding 1.92% at the end of the Series’ fiscal year.

Unlike the past five years, during which growth stocks significantly outperformed value stocks, we believe there has been no consistent winner in 2019. This change in the market has created an environment that we believe is more favorable to stock picking.

Source: Bloomberg.

Because of the heightened levels of implied volatility at the end of 2018, the Series began 2019 with the most favorable call options since inception of the Series. Due to the tailwind from these favorable call options, the Series returned 14.39% during the first half of 2019, outperforming the benchmark as both the stocks and the options in the Series outperformed. Over the course of the full year, the call options in the Series outperformed the call options in the benchmark. The Series’ call options outperformed for three main reasons: (1) the actively selected, single stock call options of the Series tend to provide higher call premiums than the passively selected options of the benchmark; (2) the Series’ call options were actively rolled higher in strike price as the market rallied throughout the year, allowing the Series more upside participation, compared to the benchmark’s at-the-money call options which can limit upside participation; and 3) the high implied volatility at the end of 2018 allowed us to “lock-in” high call premiums on longer term options, which gradually decayed during the first half of 2019. The benchmark does not have that opportunity because it is limited to short-term, 1-month options.

Calendar year 2019 can be characterized as a stock-pickers market, which enabled the Series’ actively managed stock portfolio to outperform the benchmark during the year. In the Series’ stock portfolio, both sector allocation and stock selection were positive during the year. An underweight to the underperforming healthcare and energy sectors contributed to the Series’ performance. An overweight to the strong-performing technology sector also contributed, while an overweight in materials detracted from the Series’ performance. Stock selection in industrials and healthcare contributed to performance but detracted from Series returns in materials and technology.

The Series is invested in what we view as attractively valued stocks with strong fundamentals and a bias toward US-based earnings. The stocks are undervalued relative to the S&P 500 Index, with a forward price-earnings (P/E) ratio of 16.2 for the stocks in the Series versus a forward P/E ratio of 18.3 for the S&P 500 Index. The Series is underweight the healthcare sector, given increasing calls for price regulation, especially for pharmaceuticals. The Series is also underweight communication services due to the increasing risk of government regulation, anti-trust concerns, and privacy concerns. The Series is

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Covered Call Strategy Series-1

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

overweight defense stocks, as there continues to be government support for defense spending – not only in the United States, but also internationally. As market risks have begun to fade and global demand regains a more solid footing, we have added some economic sensitivity into the Series’ portfolio on the margin, particularly in the energy sector, which, we think, has become significantly undervalued relative to the market.

Although implied volatility has been below average for the overall market, we have maintained solid call premiums by actively selecting what we view as the most attractive call options for each stock in the Series. This process has resulted in a call option portfolio that ended the year with an average strike price 0.3% above existing stock prices and an average of 1.1 months until expiration. As we manage the active option writing strategy in the Series, we will continue to closely monitor implied volatility opportunities that have the potential to add further excess return versus the rules-based, index options of the CBOE S&P 500 BuyWrite Index. We continue to believe reasonably priced large-cap stocks offer the strongest risk-reward potential going forward, especially when combined with call premiums that may help stabilize returns and provide downside protection.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Covered Call Strategy Series-2

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Covered Call Strategy Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on May 2, 2016)	+21.37%	+6.66%	—	—	+6.91%

CBOE S&P 500 BuyWrite Index (current benchmark)	+15.68%	+7.58%	—	—	+8.24%

S&P 500 Index (former benchmark)	+31.49%	+15.27%	—	—	+15.30%

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.90%, while total operating expenses for Standard Class shares were 1.12%. The management fee for Standard Class shares was 0.75%. DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.90% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

At times, the Series may not be able to identify attractive dividend-paying stocks. The income received by the Series will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Series’ ability to pay dividends and its share price.

A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor’s long position in the asset is the “cover” because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.

By writing covered call options, the Series will give up the opportunity to benefit from potential increases in the value of a Series asset above the exercise price but will bear the risk of declines in the value of the asset. Writing call options may expose the Series to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Covered Call Strategy Series-3

Delaware VIP® Covered Call Strategy Series

Performance summary (Unaudited) (continued)

Writing call options may significantly reduce or eliminate the amount of Series dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Series (2) convert the Series’ long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Series’ ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Series to recognize income or gains without a corresponding receipt of cash.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations. Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The	aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

For period beginning May 2, 2016 (Series’ inception date) through Dec. 31, 2019	Starting value	Ending value
– – S&P 500 Index	$10,000	$16,855
– – CBOE S&P 500 BuyWrite Index	$10,000	$13,370
— Delaware VIP Covered Call Strategy Series (Standard Class)	$10,000	$12,777

The graph shows a $10,000 investment in the Delaware VIP Covered Call Strategy Series Standard Class shares for the period from May 2, 2016 through Dec. 31, 2019.

The graph also shows $10,000 invested in the CBOE S&P 500 BuyWrite Index and the S&P 500 Index for the period from May 2, 2016 through Dec. 31, 2019.

The CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 Index call options.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Covered Call Strategy Series-4

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Seriesreturn†
Standard Class	$1,000.00	$1,065.90	0.91%	$4.74

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.62	0.91%	$4.63

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Covered Call Strategy Series-5

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications

Percentage
Security type / sector	of net assets
Common Stock	101.56%
Communication Services	3.05%
Consumer Discretionary	8.64%
Consumer Staples	11.04%
Energy	6.14%
Financials	13.48%
Healthcare	11.56%
Industrials	15.48%
Information Technology	27.17%
Materials	5.00%
Short-Term Investments	0.89%
Total Value of Securities Before Options Written	102.45%
Options Written	(2.91)%
Receivables and Other Assets Net of Liabilities	0.46%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security

Top 10 equity holdings	Percentage of net assets
Apple	5.91%
Microsoft	5.70%
JPMorgan Chase & Co.	5.04%
Medtronic	4.93%
Mastercard Class A	4.51%
Lockheed Martin	4.28%
Chevron	3.97%
Cisco Systems	3.82%
Costco Wholesale	3.50%
Broadcom	3.47%

Covered Call Strategy Series-6

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Schedule of investments

December 31, 2019

	Number of	Value
	shares	(US $)
Common Stock – 101.56%
Communication Services – 3.05%
AT&T ~	10,500	$410,340
ViacomCBS Class B ~	6,100	256,017

		666,357

Consumer Discretionary – 8.64%
Home Depot ~	3,400	742,492
Ross Stores ~	4,400	512,248
Whirlpool ~	4,300	634,379

		1,889,119

Consumer Staples – 11.04%
Constellation Brands Class A ~	1,700	322,575
Costco Wholesale ~	2,600	764,192
General Mills ~	6,700	358,852
Mondelez International Class A ~	10,000	550,800
Philip Morris International ~	4,900	416,941

		2,413,360

Energy – 6.14%
Chevron ~	7,200	867,672
ConocoPhillips ~	7,300	474,719

		1,342,391

Financials – 13.48%
Allstate ~	4,600	517,270
American Express ~	5,000	622,450
BlackRock ~	1,400	703,780
JPMorgan Chase & Co. ~	7,900	1,101,260

		2,944,760

Healthcare – 11.56%
Bristol-Myers Squibb ~	8,200	526,358
Medtronic ~	9,500	1,077,775
Merck & Co. ~	6,200	563,890
Thermo Fisher Scientific ~	1,100	357,357

		2,525,380

Industrials – 15.48%
Delta Air Lines ~	7,000	409,360
Honeywell International ~	3,900	690,300
Lockheed Martin ~	2,400	934,512
Raytheon ~	2,300	505,402
Union Pacific ~	2,100	379,659
United Technologies ~	3,100	464,256

		3,383,489

Information Technology – 27.17%
Apple ~	4,400	1,292,060
Broadcom ~	2,400	758,448
Cisco Systems ~	17,400	834,504
International Business Machines ~	3,200	428,928
Mastercard Class A ~	3,300	985,347
Microsoft ~	7,900	1,245,830
Oracle ~	7,400	392,052

		5,937,169

Materials – 5.00%
Dow ~	4,000	218,920

	Number of	Value
	shares	(US $)
Common Stock (continued)
Materials (continued)
DuPont de Nemours ~	8,700	$558,540
Nucor ~	5,600	315,168

		1,092,628

Total Common Stock (cost $17,952,248)		22,194,653

Short-Term Investments – 0.89%
Money Market Mutual Funds – 0.89%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	38,712	38,712
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	38,712	38,712
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	38,712	38,712
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	38,712	38,712
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	38,711	38,711

Total Short-Term Investments (cost $193,559)		193,559

Total Value of Securities Before Options Written – 102.45% (cost $18,145,807)		22,388,212

	Number of
	contracts
Options Written – (2.91%)
Equity Call Options – (2.91%)
Allstate strike price $110, expiration date 1/17/20, notional amount ($253,000)	(23)	(6,957)
Allstate strike price $115, expiration date 1/17/20, notional amount ($264,500)	(23)	(770)
American Express strike price $125, expiration date 1/17/20, notional amount ($625,000)	(50)	(5,850)
Apple strike price $240, expiration date 1/17/20, notional amount ($504,000)	(21)	(113,872)
Apple strike price $255, expiration date 1/17/20, notional amount ($586,500)	(23)	(89,872)
AT&T strike price $38, expiration date 1/17/20, notional amount ($399,000)	(105)	(13,703)
BlackRock strike price $500, expiration date 1/17/20, notional amount ($700,000)	(14)	(15,050)

Covered Call Strategy Series-7

Delaware VIP® Covered Call Strategy Series

Schedule of investments (continued)

	Number of	Value
	contracts	(US $)
Options Written (continued)
Equity Call Options (continued)
Bristol-Myers Squibb strike price $67.50, expiration date 2/21/20, notional amount ($553,500)	(82)	$(6,929)
Broadcom strike price $320, expiration date 2/21/20, notional amount ($768,000)	(24)	(22,560)
Chevron strike price $120, expiration date 1/17/20, notional amount ($96,000)	(8)	(1,676)
Chevron strike price $125, expiration date 1/17/20, notional amount ($800,000)	(64)	(1,568)
Cisco Systems strike price $49, expiration date 1/31/20, notional amount ($852,600)	(174)	(8,004)
ConocoPhillips strike price $65, expiration date 1/17/20, notional amount ($188,500)	(29)	(4,176)
ConocoPhillips strike price $67.50, expiration date 2/21/20, notional amount ($297,000)	(44)	(6,490)
Constellation Brands strike price $205, expiration date 1/17/20, notional amount ($348,500)	(17)	(1,615)
Costco Wholesale strike price $305, expiration date 1/17/20, notional amount ($793,000)	(26)	(1,586)
Delta Air Lines strike price $60, expiration date 3/20/20, notional amount ($420,000)	(70)	(11,690)
Dow strike price $55, expiration date 1/17/20, notional amount ($220,000)	(40)	(4,000)
DuPont de Nemours strike price $66, expiration date 1/31/20, notional amount ($574,200)	(87)	(11,788)
General Mills strike price $55, expiration date 1/17/20, notional amount
($368,500)	(67)	(1,474)
Home Depot strike price $225, expiration date 1/17/20, notional amount ($765,000)	(34)	(2,380)
Honeywell International strike price $175, expiration date 1/17/20, notional amount ($490,000)	(28)	(10,220)
Honeywell International strike price $185, expiration date 1/17/20, notional amount ($203,500)	(11)	(132)

	Number of	Value
	contracts	(US $)
Options Written (continued)
Equity Call Options (continued)
International Business Machines strike price $140, expiration date 1/17/20, notional amount ($448,000)	(32)	$(576)
JPMorgan Chase & Co. strike price $140, expiration date 3/20/20, notional amount ($1,106,000)	(79)	(34,562)
Lockheed Martin strike price $410, expiration date 1/17/20, notional amount ($984,000)	(24)	(300)
Mastercard strike price $280, expiration date 1/17/20, notional amount ($924,000)	(33)	(63,278)
Medtronic strike price $114, expiration date 1/24/20, notional amount ($1,083,000)	(95)	(14,488)
Merck & Co. strike price $87.50, expiration date 1/17/20, notional amount ($542,500)	(62)	(23,405)
Microsoft strike price $160, expiration date 3/20/20, notional amount ($1,264,000)	(79)	(36,538)
Mondelez International strike price $55, expiration date 2/21/20, notional amount ($550,000)	(100)	(15,700)
Nucor strike price $60, expiration date 2/21/20, notional amount ($336,000)	(56)	(3,304)
Oracle strike price $55, expiration date 2/21/20, notional amount ($407,000)	(74)	(3,330)
Philip Morris International strike price $87.50, expiration date 3/20/20, notional amount ($428,750)	(49)	(11,319)
Raytheon strike price $180, expiration date 1/17/20, notional amount ($54,000)	(3)	(11,902)
Raytheon strike price $230, expiration date 2/21/20, notional amount ($460,000)	(20)	(5,030)
Ross Stores strike price $115, expiration date 1/17/20, notional amount ($506,000)	(44)	(11,990)
Thermo Fisher Scientific strike price $310, expiration date 1/17/20, notional amount ($341,000)	(11)	(17,765)
Union Pacific strike price $180, expiration date 2/21/20, notional amount ($378,000)	(21)	(14,700)

Covered Call Strategy Series-8

Delaware VIP® Covered Call Strategy Series

Schedule of investments (continued)

	Number of	Value
	contracts	(US $)
Options Written (continued)
Equity Call Options (continued)
United Technologies strike price $150, expiration date 1/17/20, notional amount ($465,000)	(31)	$(6,154)
ViacomCBS strike price $45, expiration date 1/17/20, notional amount ($274,500)	(61)	(732)

Number of		Value
contracts		(US $)
Options Written (continued)
Equity Call Options (continued)
Whirlpool strike price $150, expiration date 1/31/20, notional amount ($645,000)	(43)	$(18,598)

Total Options Written (premium received $619,777)		(636,033)

~	All or portion of the security has been pledged as collateral with outstanding options written.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Covered Call Strategy Series-9

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$22,388,212
Receivable for securities sold	130,456
Dividends and interest receivable	23,106
Receivable due from advisor	8,829
Receivable for series shares sold	1,933
Foreign tax reclaims receivable	1,026
Other assets	327

Total assets	22,553,889

Liabilities:
Options written, at value[2]	636,033
Audit and tax fees payable	40,233
Payable for series shares redeemed	10,876
Accounting and Administration expenses payable to non-affiliates	6,290
Reports and statements to shareholders expenses payable to non-affiliates	3,108
Other accrued expenses	2,486
Accounting and administration expenses payable to affiliates	401
Pricing fees payable	250
Trustees’ fees and expenses payable	214
Dividend disbursing and transfer agent fees and expenses payable to affiliates	138
Legal fees payable to affiliates	34
Reports and statements to shareholders expenses payable to affiliates	34

Total liabilities	700,097

Total Net Assets	$21,853,792

Net Assets Consist of:
Paid-in capital	$18,724,132
Total distributable earnings (loss)	3,129,660

Total Net Assets	$21,853,792

Net Asset Value:
Standard Class:
Net assets	$21,853,792
Shares of beneficial interest outstanding, unlimited authorization, no par	1,755,357
Net asset value per share	$12.45

[1]Investments, at cost	$18,145,807
[2]Premium received	(619,777)

See accompanying notes, which are an integral part of the financial statements.

Covered Call Strategy Series-10

Delaware VIP® Trust —

Delaware VIP Covered Call Strategy Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$488,798

Expenses:
Management fees	156,943
Audit and tax fees	40,275
Accounting and administration expenses	9,797
Reports and statements to shareholders	9,261
Custodian fees	4,605
Trustees’ fees and expenses	1,889
Legal fees	470
Dividend disbursing and transfer agent fees and expenses	422
Other	4,281

227,943
Less expenses waived	(35,169)
Less expenses paid indirectly	(550)

Total operating expenses	192,224

Net Investment Income	296,574

Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	190,376
Options written	(1,434,631)

Net realized loss	(1,244,255)

Net change in unrealized appreciation (depreciation) of:
Investments	4,937,887
Options written	(107,146)

Net change in unrealized appreciation (depreciation)	4,830,741

Net Realized and Unrealized Gain	3,586,486

Net Increase in Net Assets Resulting from Operations	$3,883,060

Delaware VIP Trust —

Delaware VIP Covered Call Strategy Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$296,574	$214,738
Net realized gain (loss)	(1,244,255)	79,161
Net change in unrealized appreciation (depreciation)	4,830,741	(2,140,100)

Net increase (decrease) in net assets resulting from operations	3,883,060	(1,846,201)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(214,737)	(132,946)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,910,716	8,617,171
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	214,737	132,946

	3,125,453	8,750,117

Cost of shares redeemed:
Standard Class	(2,299,235)	(795,938)

Increase in net assets derived from capital share transactions	826,218	7,954,179

Net Increase in Net Assets	4,494,541	5,975,032

Net Assets:
Beginning of year	17,359,251	11,384,219

End of year	$21,853,792	$17,359,251

See accompanying notes, which are an integral part of the financial statements.

Covered Call Strategy Series-11

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Covered Call Strategy Series Standard Class
	Year ended			5/2/16[2] to
	12/31/19[1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.37	$11.65	$10.53	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.17	0.16	0.14	0.07
Net realized and unrealized gain (loss)	2.03	(1.31)	1.02	0.46

Total from investment operations	2.20	(1.15)	1.16	0.53

Less dividends and distributions from:
Net investment income	(0.12)	(0.13)	(0.04)	—

Total dividends and distributions	(0.12)	(0.13)	(0.04)	—

Net asset value, end of period	$12.45	$10.37	$11.65	$10.53

Total return[4]	21.37%[5]	(9.99% )	11.07%	5.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,854	$17,359	$11,384	$10,208
Ratio of expenses to average net assets[6]	0.92%	0.98%	1.06%	1.73%
Ratio of expenses to average net assets prior to fees waived[6]	1.09%	0.98%	1.06%	1.73%
Ratio of net investment income to average net assets	1.42%	1.44%	1.26%	0.97%
Ratio of net investment income to average net assets prior to fees waived	1.25%	1.44%	1.26%	0.97%
Portfolio turnover	56%	87%	143%	96%[7]

[1]

On Oct. 4, 2019, the First Investors Life Series Covered Call Strategy Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Covered Call Strategy Fund shares.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[7]	Portfolio turnover is representative of the Series for the entire year.

See accompanying notes, which are an integral part of the financial statements.

Covered Call Strategy Series-12

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Covered Call Strategy Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Covered Call Strategy Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $550 under this arrangement.

Covered Call Strategy Series-13

Delaware VIP® Covered Call Strategy Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.90% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, Ziegler Capital Management, LLC (ZCM) furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays ZCM a fee, which is based on the aggregate average daily net assets at the rates of 0.27% on the first $500 million, 0.25% on the next $500 million, and 0.20% on average daily net assets in excess of $1 billion of the Series, Delaware Covered Call Strategy Fund, and Delaware Premium Income Fund.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,182 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $392 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $106 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based

Covered Call Strategy Series-14

Delaware VIP® Covered Call Strategy Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$11,672,971
Sales	12,106,011

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments and Derivatives	Aggregate Unrealized Depreciation of Investments and Derivatives	Net Unrealized Appreciation of Investments and Derivatives
$17,551,785	$4,426,272	$(225,878)	$4,200,394

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Covered Call Strategy Series-15

Delaware VIP® Covered Call Strategy Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$22,194,653
Short-Term Investments	193,559

Total Value of Securities	$22,388,212

Liabilities:
Options Written	$(636,033)

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$214,737	$132,946

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$18,724,132
Undistributed ordinary income	296,574
Capital loss carryforwards	(1,367,308)
Net unrealized appreciation on investments and derivatives	4,200,394

Net assets	$21,853,792

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax deferral of losses on straddles.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At Dec. 31, 2019, capital loss carryforwards available to offset future realized gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,367,308	$—	$1,367,308

Covered Call Strategy Series-16

Delaware VIP® Covered Call Strategy Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	256,899	753,965
Shares issued upon reinvestment of dividends and distributions:
Standard Class	19,139	11,796

	276,038	765,761

Shares redeemed:
Standard Class	(194,764)	(68,955)

Net increase	81,274	696,806

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended Dec. 31, 2019, the Series used options contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions, to protect the value of portfolio securities, and to receive premiums for writing options.

Fair values of derivative instruments as of Dec. 31, 2019 were as follows:

Liability Derivatives Fair Value
Equity
Statement of Assets and Liabilities Location	Contracts
Options written, at value	$(636,033)

Covered Call Strategy Series-17

Delaware VIP® Covered Call Strategy Series

Notes to financial statements (continued)

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2019 was as follows:

Net Realized Gain (Loss) on:
Options
Written
Equity contracts	$(1,434,631)

Net Change in Unrealized
Appreciation (Depreciation) of:
Options
Written
Equity contracts	$(107,146)

The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2019.

	Long	Short
	Derivatives	Derivatives
	Volume	Volume
Options contracts (average notional value)	$—	$661,540

9. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

Covered Call Strategy Series-18

Delaware VIP® Covered Call Strategy Series

Notes to financial statements (continued)

10. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standard Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Covered Call Strategy Series-19

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Covered Call Strategy Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Covered Call Strategy Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Covered Call Strategy Fund (subsequent to reorganization, known as Delaware VIP Covered Call Strategy Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Covered Call Strategy Series-20

Delaware VIP® Trust — Delaware VIP Covered Call Strategy Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Covered Call Strategy Series-21

DelawareFunds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015	President — Macquarie Investment Management[2] (June 2015-Present)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

February 1970		Trustee since September 2015	Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett	Chair and Trustee	Trustee since	Private Investor	95	None
2005 Market Street		March 2005	(March 2004–Present)
Philadelphia, PA 19103

October 1947		Chair since March 2015

Jerome D. Abernathy	Trustee	Since	Managing Member,	95	None
2005 Market Street		January 2019	Stonebrook Capital
Philadelphia, PA 19103			Management, LLC
(financial technology: macro
July 1959			factors and databases)
(January 1993–Present)

Ann D. Borowiec	Trustee	Since	Chief Executive Officer,	95	Director —
2005 Market Street		March 2015	Private Wealth Management		Banco Santander International
Philadelphia, PA 19103			(2011 – 2013) and Market Manager,		(October 2016–December
			New Jersey Private Bank		2019)
November 1958			(2005–2011) —
			J.P. Morgan Chase & Co.		Director —
Santander Bank, N.A.
(December 2016–December
2019)

Joseph W. Chow	Trustee	Since	Private Investor	95	Director and Audit
2005 Market Street		January 2013	(April 2011–Present)		Committee
Philadelphia, PA 19103					Member — Hercules
Technology Growth
January 1953					Capital, Inc.
(July 2004–July 2014)

Covered Call Strategy Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation

Committee

and Governance Committee Member — Community Health Systems

(May 2004–Present)

Director —

Drexel Morgan & Co.

(2015–Present)

Director and Audit Committee Member — vTv

Therapeutics LLC

(2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager

and Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc.

(March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc. (December 2013-Present) Director — HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA, National Association

(July 2014-March 2017)

Director —

HSBC

Finance Corporation

(December 2013-April 2018)

Covered Call Strategy Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee

Member — H&R

Block Corporation

(July 2008–Present)

Director; Chair of Investments Committee and Audit

Committee Member —

Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and Governance Committee

and Audit Committee

Member —

The Merger Fund

(2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund

(December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Covered Call Strategy Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Covered Call Strategy Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPCCS 22490 (2/20) (1076649)	Covered Call Strategy Series-26

Delaware VIP® Trust

Delaware VIP Equity Income Series

(formerly, First Investors Life Series Equity Income Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Equity Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Equity Income Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek total return.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with the Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Equity Income Series (the “Series”) Standard Class shares gained 22.71%, reflecting all dividends reinvested. The Series’ benchmark, the Russell 1000® Value Index, advanced 26.54% for the same period. The Series changed its broad-based securities index to the Russell 1000 Value Index as of Oct. 4, 2019. The Series had previously changed its broad-based securities index to the MSCI USA Value Index as of Jan. 31, 2019. In each case the Series elected to use the new index because it more closely reflects the Series’ investment strategies. From Jan. 1, 2019 to Jan. 30, 2019, the Series’ benchmark was the Russell 1000 Value Index.

Rebounding from the stock market correction that occurred in late 2018, the broad market S&P 500® Index posted a total return of 31.5% and achieved a new all-time high in December 2019. Notably, there was little earnings growth to support 2019’s hardy gains (aggregate earnings for the S&P 500 Index were lower in each of the first three quarters, year over year, and are expected to be down again in the fourth quarter). The Federal Open Market Committee (FOMC) reduced the federal funds rate by 0.25 percentage points on three separate occasions. The FOMC raised rates in December 2018 before “pivoting” toward a more accommodative stance, which we believe helped spark the 2019 stock market rally. Yields on US Treasury securities moved lower during the year as investors appeared to price in slower economic growth. The yield on the benchmark 10-year note fell 0.76% to settle at 1.92%. The price of crude oil moved higher. West Texas Intermediate (WTI) crude, the domestic benchmark, was up 34% to $61.06 a barrel (source: FactSet Research Systems).

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

Through the first nine months of 2019, the Series underperformed its benchmark, primarily due to the Series’ underweight in the consumer discretionary sector and poor stock selection. Designer Brands Inc. was down significantly off its highs after the company completed an acquisition that was not well received by investors. Tractor Supply Co. underperformed after China curtailed its agriculture purchases. Additionally, flooding in the mid-west put tremendous pressure on customers’ purchasing power. Trade tariffs had a negative effect on Tapestry Inc., the parent company of Coach and Kate Spade. Higher tariffs on goods made in China have had a negative effect on margins, while sales have been slow to take off despite new product launches. The Series’ underperformance in healthcare was due to poor stock selection and an underweight in medical technology. The Series’ mandate is to invest in stocks that pay a dividend to add yield to portfolio returns. Because most of the medical technology stocks either have little or no dividend, the team cannot invest in them. The Series’ position in Phibro Animal Health Corp., which provides vaccines and medicines for herd animals, was hurt when an outbreak of African swine fever reduced demand for farm animals in China. With smaller herds, Phibro’s volumes have gone down and earnings were reset lower. Although the utilities sector performed quite well, the Series’ underweighting in the sector hurt relative performance.

Stock selection was robust within the industrial sector during the reporting period. The Series’ two defense companies, Lockheed Martin Corp. and Northrop Grumman Corp., were up significantly during the reporting period as defense budgets were expanded and both companies picked up sizeable new contracts. Ingersoll-Rand PLC rose significantly because of high demand in its core air conditioning market and the planned divestiture of its lower-margin industrial business. The Series’ performance in the consumer staples sector was also strong. Both The Coca-Cola Co. and PepsiCo Inc. had a strong year. The Series’ positions in Staples Inc. and Walmart Inc. also performed well, benefiting from improvement in online retail sales.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.
Equity Income Series-1

Delaware VIP® Trust — Delaware VIP Equity Income Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Equity Income Series Average annual total returns For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Nov. 15, 1993)	+22.71%	+9.09%	+7.79%	+10.25%	—

Russell 1000 Value Index (current benchmark)	+26.54%	+9.68%	+8.29%	+11.80%	—

MSCI USA Value Index (former benchmark)	+25.73%	+10.42%	+9.06%	+11.83%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.75%, while total operating expenses for Standard Class shares were 0.75%. The management fee for Standard Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

Equity Income Series-2

Delaware VIP® Equity Income Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
– – MSCI USA Value Index	$10,000	$30,597
– – Russell 1000 Value Index	$10,000	$30,505
— Delaware VIP Equity Income Series (Standard Class)	$10,000	$26,545

The graph shows a $10,000 investment in the Delaware VIP Equity Income Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 1000 Value Index and the MSCI USA Value Index for the period from Dec. 31, 2009 through Dec. 31, 2019.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI USA Value Index captures large- and mid-cap US stocks exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Equity Income Series-3

Delaware VIP® Trust — Delaware VIP Equity Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,083.80	0.83%	$4.36
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Equity Income Series-4

Delaware VIP® Trust — Delaware VIP Equity Income Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock	98.61%
Communication Services	5.74%
Consumer Discretionary	5.43%
Consumer Staples	9.31%
Energy	12.36%
Financials	15.03%
Healthcare	21.67%
Industrials	8.77%
Information Technology	11.82%
Materials	2.84%
Real Estate	2.57%
Utilities	3.07%
Short-Term Investments	0.84%
Total Value of Securities	99.45%
Receivables and Other Assets Net of Liabilities	0.55%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Johnson & Johnson	3.29%
Halliburton	3.28%
Archer-Daniels-Midland	3.26%
Cigna	3.24%
Marathon Oil	3.20%
Merck & Co.	3.19%
Marsh & McLennan	3.19%
Intel	3.19%
Raytheon	3.17%
ConocoPhillips	3.15%

Equity Income Series-5

Delaware VIP® Trust — Delaware VIP Equity Income Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)
Common Stock – 98.61%
Communication Services – 5.74%
AT&T	95,100	$3,716,508
Verizon Communications	59,500	3,653,300

		7,369,808

Consumer Discretionary – 5.43%
Dollar Tree †	31,900	3,000,195
Lowe’s	33,100	3,964,056

		6,964,251

Consumer Staples – 9.31%
Archer-Daniels-Midland	90,100	4,176,135
Conagra Brands	112,700	3,858,848
Mondelez International Class A	70,900	3,905,172

		11,940,155

Energy – 12.36%
ConocoPhillips	62,200	4,044,866
Halliburton	171,900	4,206,393
Marathon Oil	301,800	4,098,444
Occidental Petroleum	84,900	3,498,729

		15,848,432

Financials – 15.03%
Allstate	33,300	3,744,585
American International Group	70,200	3,603,366
Bank of New York Mellon	78,100	3,930,773
Marsh & McLennan	36,700	4,088,747
Truist Financial	69,400	3,908,608

		19,276,079

Healthcare – 21.67%
Abbott Laboratories	46,400	4,030,304
Cardinal Health	67,600	3,419,208
Cigna	20,300	4,151,147
CVS Health	53,400	3,967,086
Johnson & Johnson	28,900	4,215,643
Merck & Co.	45,000	4,092,750
Pfizer	100,000	3,918,000

		27,794,138

Industrials – 8.77%
Northrop Grumman	10,600	3,646,082
Raytheon	18,500	4,065,190
Waste Management	31,000	3,532,760

		11,244,032

	Number of shares	Value (US $)
Common Stock (continued)
Information Technology – 11.82%
Broadcom	12,100	$3,823,842
Cisco Systems	75,000	3,597,000
Intel	68,300	4,087,755
Oracle	69,000	3,655,620

		15,164,217

Materials – 2.84%
DuPont de Nemours	56,700	3,640,140

		3,640,140

Real Estate – 2.57%
Equity Residential	40,800	3,301,536

		3,301,536

Utilities – 3.07%
Edison International	52,200	3,936,402

		3,936,402

Total Common Stock (cost $109,462,139)		126,479,190

Short-Term Investments – 0.84%
Money Market Mutual Funds – 0.84%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	214,246	214,246
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	214,246	214,247
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	214,246	214,246
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	214,246	214,246
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	214,246	214,246

Total Short-Term Investments (cost $1,071,231)		1,071,231

Total Value of Securities – 99.45% (cost $110,533,370)	$127,550,421

† Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Equity Income Series-6

Delaware VIP® Trust — Delaware VIP Equity Income Series Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$127,550,421
Receivable for securities sold	623,891
Dividends and interest receivable	221,607
Receivable for series shares sold	3,467
Other assets	4,022

Total assets	128,403,408

Liabilities:
Investment management fees payable	62,328
Audit and tax fees payable	38,166
Payable for series shares redeemed	13,888
Reports and statements to shareholders payable to non-affiliates	13,106
Accounting and administration expenses payable to non-affiliates	8,447
Other accrued expenses	3,679
Trustees’ fees and expenses payable	1,242
Dividend disbursing and transfer agent fees and expenses payable to affiliates	808
Pricing fees payable	750
Accounting and administration expenses payable to affiliates	697
Reports and statements to shareholders payable to affiliates	200
Legal fees payable to affiliates	195

Total liabilities	143,506

Total Net Assets	$128,259,902

Net Assets Consist of:
Paid-in capital	$84,236,626
Total distributable earnings (loss)	44,023,276

Total Net Assets	$128,259,902

Net Asset Value:
Standard Class:
Net assets	$128,259,902
Shares of beneficial interest outstanding, unlimited authorization, no par	5,734,034
Net asset value per share	$22.37

[1] Investments, at cost	$110,533,370

See accompanying notes, which are an integral part of the financial statements.

Equity Income Series-7

Delaware VIP® Trust —

Delaware VIP Equity Income Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$3,341,574
Interest	110,268

3,451,842

Expenses:
Management fees	900,571
Audit and tax fees	36,988
Reports and statements to shareholders	32,463
Accounting and administration expenses	13,745
Legal fees	12,606
Trustees’ fees and expenses	11,032
Custodian fees	4,851
Dividend disbursing and transfer agent fees and expenses	2,388
Other	11,666

1,026,310
Less expenses waived	(7,728)
Less expenses paid indirectly	(3,115)

Total operating expenses	1,015,467

Net Investment Income	2,436,375

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	24,884,776
Net change in unrealized appreciation (depreciation) of investments	(2,271,056)

Net Realized and Unrealized Gain	22,613,720

Net Increase in Net Assets Resulting from Operations	$25,050,095

Delaware VIP Trust —

Delaware VIP Equity Income Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,436,375	$3,708,762
Net realized gain	24,884,776	10,345,512
Net change in unrealized appreciation (depreciation)	(2,271,056)	(24,510,582)

Net increase (decrease) in net assets resulting from operations	25,050,095	(10,456,308)

Dividends and Distributions to Shareholders from:
Distributable earnings: Standard Class	(14,210,932)	(6,132,576)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,919,221	3,601,599

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	14,210,932	6,132,576

	16,130,153	9,734,175

Cost of shares redeemed: Standard Class	(12,594,141)	(9,254,741)

Increase in net assets derived from capital share transactions	3,536,012	479,434

Net Increase (Decrease) in Net Assets	14,375,175	(16,109,450)

Net Assets:
Beginning of year	113,884,727	129,994,177

End of year	$128,259,902	$113,884,727

See accompanying notes, which are an integral part of the financial statements.

Equity Income Series-8

Delaware VIP® Trust — Delaware VIP Equity Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Equity Income Series Standard Class Year ended

	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$20.61	$23.64	$21.36	$20.01	$21.29

Income (loss) from investment operations:
Net investment income[2]	0.41	0.66	0.40	0.42	0.40
Net realized and unrealized gain (loss)	3.94	(2.57)	2.81	2.03	(0.58)

Total from investment operations	4.35	(1.91)	3.21	2.45	(0.18)

Less dividends and distributions from:
Net investment income	(0.68)	(0.43)	(0.42)	(0.40)	(0.35)
Net realized gain	(1.91)	(0.69)	(0.51)	(0.70)	(0.75)

Total dividends and distributions	(2.59)	(1.12)	(0.93)	(1.10)	(1.10)

Net asset value, end of period	$22.37	$20.61	$23.64	$21.36	$20.01

Total return[3]	22.71%[4]	(8.42%)	15.52%	13.28%	(1.03%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128,260	$113,885	$129,994	$116,685	$107,016
Ratio of expenses to average net assets[5]	0.82%	0.81%	0.80%	0.81%	0.81%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.81%	0.80%	0.81%	0.81%
Ratio of net investment income to average net assets	1.96%	2.92%	1.81%	2.09%	1.97%
Ratio of net investment income to average net assets prior to fees waived	1.96%	2.92%	1.81%	2.09%	1.97%
Portfolio turnover	118%[6]	50%	18%	20%	24%

[1]

On Oct. 4, 2019, the First Investors Life Series Equity Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Equity Income Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Equity Income Series-9

Delaware VIP® Trust – Delaware VIP Equity Income Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Equity Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Equity Income Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $3,115 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing

Equity Income Series-10

Delaware VIP® Equity Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $2,019 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $2,275 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $617 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

Equity Income Series-11

Delaware VIP® Equity Income Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$137,042,618
Sales	144,129,699

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$110,591,412	$18,298,140	$(1,339,131)	$16,959,009

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$126,479,190
Short-Term Investments	1,071,231

Total Value of Securities	$127,550,421

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

Equity Income Series-12

Delaware VIP® Equity Income Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$ 3,708,762	$3,060,488
Long-term capital gains	10,502,170	3,072,088

	$14,210,932	$6,132,576

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$ 84,236,626
Undistributed ordinary income	2,593,388
Undistributed long-term capital gains	24,470,879
Net unrealized appreciation on investments	16,959,009

Net assets	$128,259,902

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income. Results of operations and net assets were not affected by these classification. For the year ended Dec. 31, 2019, the Series recorded the following reclassifications:

Paid-in Capital	Distributable Earnings
$(46,643)	$46,643

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	92,878	159,530
Shares issued upon reinvestment of dividends and distributions:
Standard Class	716,277	276,242

	809,155	435,772

Shares redeemed:
Standard Class	(599,970)	(410,580)

Net increase	209,185	25,192

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

Equity Income Series-13

Delaware VIP® Equity Income Series

Notes to financial statements (continued)

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

Equity Income Series-14

Delaware VIP® Equity Income Series

Notes to financial statements (continued)

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standard Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Equity Income Series-15

Delaware VIP® Trust — Delaware VIP Equity Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Equity Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Equity Income Fund (subsequent to reorganization, known as Delaware VIP Equity Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Equity Income Series-16

Delaware VIP® Trust — Delaware VIP Equity Income Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
73.90%	26.10%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Equity Income Series-17

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Equity Income Series-18

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems

(May 2004–Present)

Director —

Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc.

(March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-

April 2018)

Equity Income Series-19

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund

(2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Equity Income Series-20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Equity Income Series-21

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPEI 22491 (2/20) (1076649)	Equity Income Series-22

Delaware VIP® Trust

Delaware VIP Fund for Income Series

(formerly, First Investors Life Series Fund for Income)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Fund for Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Fund for Income Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek high current income.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Fund for Income Series (the “Series”) Standard Class shares gained 12.78%. This figure reflects all dividends reinvested. The Series’ benchmark, the ICE BofA US High Yield Constrained Index, advanced 14.41% for the same period. The Series changed its broad-based securities index from the ICE BofA BB-B US Cash Pay High Yield Constrained Index to the ICE BofA US High Yield Constrained Index as of Oct. 4, 2019. The Series elected to use the new index because it more closely reflected the Series’ investment strategies.

The major theme of the Series’ fiscal year was the great monetary policy pivot. The period began with the US Treasury yield above 3% and the US Federal Reserve contemplating four additional rate hikes heading into 2019. While the Fed had raised rates at the end of the prior fiscal period, by early 2019 it was apparent that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

As 2019 began, economic indicators in the US began to flash yellow while global financial conditions were flashing red. The liquidity-induced risk-assets selloff at the end of 2018 reflected what we believe to be the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, declining global manufacturing activity, the continuing US-China trade dispute, and the ongoing Brexit drama. Many investors saw the yield-curve inversion and the August peak of $17 trillion worldwide in negative-yielding debt as signals of a potential recession.

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, the Fed first signaled a hold on further rate hikes and then terminated quantitative tightening (QT) and balance-sheet reductions. Three interest rate cuts of 0.25 percentage points each followed in July, September, and October.

The massive liquidity infusion, coupled with the December announcement of a Phase 1 trade agreement with China, sent both interest rates and risk premiums significantly lower. Fixed income delivered its strongest total return since 2002, finishing the year with investors in a frenzied search for yield. We believe the fiscal year was a good example of the potential benefit of owning bonds as part of a diversified investment portfolio. During the period, bonds provided a stabilizing benefit and a return competitive with that of equities.

Entering fiscal year 2019, we assessed that long-standing secular factors would continue to drive asset markets and global economic growth and inflation. These included aging demographics, rising debt, and increased digitization, which have for decades held down growth and inflation. In recent years, two additional themes have emerged: increased dependency of asset prices on monetary policy, and deglobalization, seen in the form of rising populism. With that as a backdrop, we resisted reacting to short-term headlines, such as Brexit, the US trade war with China, or pockets of global unrest. Instead, we focused on the underlying issues.

Source: Bloomberg.

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

Despite continued uncertainty for global growth outlooks, we believe an accommodative Fed and solid US economic data provide a supportive backdrop for high yield valuations. We believe the fundamental backdrop also remains supportive, but the market’s appetite for risk assets will be governed by the outlook for global growth, US-China trade relations, and sentiment around the 2020 elections.

We believe the current credit cycle will likely continue throughout 2020. An accommodative Fed, solid economic data, continued progress in US-China trade relations and low default rates provide a positive backdrop for high yield markets. In addition, the technical backdrop in high yield remains supportive, in our view, as refinancing constitutes the lion’s share of new-issue proceeds, and leveraged buyout (LBO) activity remains modest. As such, we believe the outlook for high yield returns in 2020 is positive.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Fund for Income Series-1

Delaware VIP® Trust — Delaware VIP Fund for Income Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

As we navigate the late stage of the credit cycle and global growth uncertainty persists, it is our belief that operational execution at the issuer level will become paramount and proper credit selection will be critical in maximizing returns. We believe our bottom-up (bond by bond) approach to constructing portfolios is well suited for this environment.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Fund for Income Series-2

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Fund for Income Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Nov. 9, 1987)	+12.78%	+5.48%	+5.06%	+6.52%	—

ICE BofA US High Yield Constrained Index (current benchmark)	+14.41%	+6.32%	+6.14%	+7.48%	—

ICE BofA BB-B US Cash Pay High Yield Constrained Index (former benchmark)	+15.08%	+6.45%	+6.10%	+7.43%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.85%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Fund for Income Series-3

Delaware VIP® Fund for Income Series

Performance summary (Unaudited) (continued)

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

For period beginning Dec. 31, 2009 through Dec. 31, 2019		Starting value	Ending value
--	ICE BofA US High Yield Constrained Index	$10,000	$20,579
--	ICE BofA BB-B US Cash Pay High Yield Constrained Index	$10,000	$20,482
—	Delaware VIP Fund for Income Series (Standard Class)	$10,000	$18,805

The graph shows a $10,000 investment in the Delaware VIP Fund for Income Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index and the ICE BofA BB-B US Cash Pay High Yield Constrained Index for the period from Dec. 31, 2009 through Dec. 31, 2019.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar–denominated below high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

The ICE BofA BB-B US Cash Pay High Yield Constrained Index tracks the performance of US dollar-denominated corporate debt rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, currently in a coupon paying period, that is publicly issued in the US domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. The index caps issuer exposure at 2%.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund for Income Series-4

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/19 to
	7/1/19	12/31/19	Ratio	12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,034.20	0.88%	$4.51
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.77	0.88%	$4.48

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Fund for Income Series-5

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Security type / country and sector allocations

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / country	of net assets
Corporate Bonds	87.65%
Banking	3.33%
Basic Industry	8.66%
Capital Goods	7.44%
Communications	6.79%
Consumer Cyclical	8.39%
Consumer Non-Cyclical	4.14%
Energy	11.15%
Financial Services	1.27%
Healthcare	7.68%
Insurance	3.73%
Media	12.43%
Real Estate Investment Trusts	1.04%
Services	2.51%
Technology	5.86%
Transportation	0.27%
Utilities	2.96%
Loan Agreements	6.15%
Short-Term Investments	6.37%
Total Value of Securities	100.17%
Liabilities Net of Receivables and Other Assets	(0.17% )
Total Net Assets	100.00%

Fund for Income Series-6

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Schedule of investments

December 31, 2019

	Principal	Value
	amount°	(US $)
Corporate Bonds - 87.65%
Banking - 3.33%
Ally Financial 8.00% 11/1/31	630,000	$875,669
Credit Suisse Group 144A 7.50%#µy	225,000	253,535
Popular 6.125% 9/14/23	975,000	1,052,186
Royal Bank of Scotland Group 8.625%µy	980,000	1,061,414
Synovus Financial 5.90% 2/7/29 µ	245,000	260,319

		3,503,123

Basic Industry - 8.66%
Allegheny Technologies
5.875% 12/1/27	180,000	189,090
7.875% 8/15/23	475,000	533,385
Chemours
5.375% 5/15/27	275,000	244,069
7.00% 5/15/25	275,000	277,636
First Quantum Minerals
144A 7.25% 5/15/22 #	310,000	312,009
144A 7.50% 4/1/25 #	320,000	327,867
Freeport-McMoRan 5.45% 3/15/43	575,000	596,620
Hudbay Minerals
144A 7.25% 1/15/23 #	175,000	181,963
144A 7.625% 1/15/25 #	125,000	132,198
IAMGOLD 144A 7.00% 4/15/25 #	255,000	266,418
Joseph T Ryerson & Son 144A
11.00% 5/15/22 #	450,000	475,872
Kraton Polymers 144A 7.00% 4/15/25 #	530,000	547,389
Lennar 5.00% 6/15/27	280,000	304,597
Mattamy Group 144A 5.25% 12/15/27 #	540,000	562,950
New Enterprise Stone & Lime 144A 6.25% 3/15/26 #	350,000	367,622
Novelis
144A 5.875% 9/30/26 #	225,000	239,946
144A 6.25% 8/15/24 #	275,000	289,091
Olin
5.00% 2/1/30	555,000	564,352
5.625% 8/1/29	525,000	555,476
Schweitzer-Mauduit International 144A
6.875% 10/1/26 #	250,000	270,087
Standard Industries
144A 5.00% 2/15/27 #	250,000	261,206
144A 5.375% 11/15/24 #	400,000	411,996
144A 6.00% 10/15/25 #	350,000	368,809
Tms International Holding 144A 7.25% 8/15/25 #	310,000	281,196
TPC Group 144A 10.50% 8/1/24 #	525,000	530,032

		9,091,876

Capital Goods - 7.44%
ARD Finance 144A PIK 6.50% 6/30/27 #T	425,000	440,215
Ashtead Capital 144A 4.25% 11/1/29 #	400,000	409,500
Berry Global 144A 4.875% 7/15/26 #	250,000	264,143

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Capital Goods (continued)
Berry Global
5.50% 5/15/22	250,000	$253,436
144A 5.625% 7/15/27 #	300,000	322,507
Bombardier
144A 6.00% 10/15/22 #	425,000	425,935
144A 7.50% 12/1/24 #	275,000	289,497
144A 7.875% 4/15/27 #	265,000	273,288
Cloud Crane 144A 10.125% 8/1/24 #	125,000	131,511
Gates Global 144A 6.25% 1/15/26 #	495,000	504,427
Granite Holdings US Acquisition 144A 11.00% 10/1/27 #	280,000	284,297
Greif 144A 6.50% 3/1/27 #	200,000	216,370
Mauser Packaging Solutions Holding 144A 7.25% 4/15/25 #	540,000	534,595
Owens-Brockway Glass Container 144A 5.875% 8/15/23 #	75,000	80,219
Reynolds Group Issuer 5.75% 10/15/20	508,782	510,054
TransDigm
144A 5.50% 11/15/27 #	270,000	273,532
144A 6.25% 3/15/26 #	250,000	271,121
Trivium Packaging Finance
144A 5.50% 8/15/26 #	300,000	316,687
144A 8.50% 8/15/27 #	390,000	434,597
United Rentals North America
4.625% 10/15/25	150,000	154,528
5.25% 1/15/30	1,000,000	1,078,150
5.50% 5/15/27	325,000	348,983

		7,817,592

Communications - 6.79%
Altice France
144A 7.375% 5/1/26 #	525,000	564,632
144A 8.125% 2/1/27 #	200,000	225,620
C&W Senior Financing 144A 6.875% 9/15/27 #	408,000	437,234
CenturyLink 144A 5.125% 12/15/26 #	460,000	469,260
Cincinnati Bell 144A 7.00% 7/15/24 #	300,000	315,372
Frontier Communications 144A 8.00% 4/1/27 #	525,000	549,596
Level 3 Financing
144A 3.875% 11/15/29 #	550,000	555,143
5.375% 8/15/22	63,000	63,249
Qwest 7.25% 9/15/25	225,000	258,809
Sprint
7.125% 6/15/24	125,000	135,104
7.625% 2/15/25	150,000	164,978
7.625% 3/1/26	450,000	497,093
7.875% 9/15/23	1,150,000	1,271,227
Sprint Capital 8.75% 3/15/32	175,000	212,730
T-Mobile USA
5.125% 4/15/25	200,000	207,392
6.50% 1/15/24	50,000	51,563

Fund for Income Series-7

Delaware VIP® Fund for Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Communications (continued)
T-Mobile USA Escrow=†	500,000	$0
Zayo Group
144A 5.75% 1/15/27 #	525,000	535,026
6.00% 4/1/23	350,000	358,605
6.375% 5/15/25	250,000	258,229

		7,130,862

Consumer Cyclical – 8.39%
1011778 BC
144A 3.875% 1/15/28 #	275,000	276,196
144A 5.00% 10/15/25 #	250,000	258,646
Allison Transmission 144A 5.875% 6/1/29 #	500,000	548,661
AMC Entertainment Holdings
5.75% 6/15/25	200,000	185,417
6.125% 5/15/27	840,000	768,621
Boyd Gaming
144A 4.75% 12/1/27 #	620,000	645,172
6.00% 8/15/26	395,000	425,256
Caesars Resort Collection 144A 5.25% 10/15/25 #	586,000	607,243
Cedar Fair 5.375% 6/1/24	200,000	206,083
Golden Nugget 144A 8.75% 10/1/25 #	225,000	241,170
IRB Holding 144A 6.75% 2/15/26 #	775,000	814,019
KFC Holding 144A 5.00% 6/1/24 #	150,000	155,750
Marriott Ownership Resorts 144A 4.75% 1/15/28 #	100,000	102,660
MGM Resorts International 6.00% 3/15/23	200,000	219,917
Murphy Oil USA 4.75% 9/15/29	1,013,000	1,071,673
Scientific Games International
144A 7.00% 5/15/28 #	130,000	139,341
144A 7.25% 11/15/29 #	180,000	196,083
144A 8.25% 3/15/26 #	881,000	972,953
Stars Group Holdings 144A 7.00% 7/15/26 #	150,000	162,840
Viking Cruises
144A 5.875% 9/15/27 #	175,000	187,355
144A 6.25% 5/15/25 #	600,000	626,499

		8,811,555

Consumer Non-Cyclical – 4.14%
Albertsons
5.75% 3/15/25	200,000	207,583
144A 5.875% 2/15/28 #	100,000	106,435
144A 7.50% 3/15/26 #	100,000	112,437
B&G Foods 5.25% 9/15/27	125,000	126,406
Energizer Holdings
144A 5.50% 6/15/25 #	250,000	259,896
144A 6.375% 7/15/26 #	125,000	133,356
HLF Financing 144A 7.25% 8/15/26 #	250,000	265,313
JBS USA
144A 5.50% 1/15/30 #	625,000	672,469

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
JBS USA
144A 5.875% 7/15/24 #	100,000	$103,025
144A 6.75% 2/15/28 #	300,000	332,058
Pilgrim’s Pride 144A 5.875% 9/30/27 #	495,000	536,135
Post Holdings
144A 5.50% 3/1/25 #	250,000	262,396
144A 5.50% 12/15/29 #	250,000	267,037
144A 5.75% 3/1/27 #	400,000	429,929
Spectrum Brands 144A
5.00% 10/1/29 #	520,000	538,381

		4,352,856

Energy – 11.15%
AmeriGas Partners
5.50% 5/20/25	225,000	243,560
5.625% 5/20/24	50,000	54,125
5.75% 5/20/27	330,000	362,941
Cheniere Corpus Christi Holdings 7.00% 6/30/24	915,000	1,056,345
Cheniere Energy Partners 144A 4.50% 10/1/29 #	815,000	839,002
Crestwood Midstream Partners
5.75% 4/1/25	450,000	461,245
6.25% 4/1/23	250,000	255,521
DCP Midstream Operating
3.875% 3/15/23	250,000	256,247
5.125% 5/15/29	175,000	181,886
Genesis Energy
5.625% 6/15/24	100,000	96,791
6.50% 10/1/25	250,000	242,497
Gulfport Energy 6.375% 1/15/26	300,000	186,854
Hess Midstream Operations 144A 5.125% 6/15/28 #	315,000	319,331
Murphy Oil
5.875% 12/1/27	795,000	835,744
5.875% 12/1/42	250,000	230,859
NuStar Logistics
5.625% 4/28/27	350,000	360,273
6.00% 6/1/26	350,000	370,781
Oasis Petroleum
144A 6.25% 5/1/26 #	285,000	237,270
6.875% 1/15/23	250,000	245,000
Parkland Fuel
144A 5.875% 7/15/27 #	225,000	241,166
144A 6.00% 4/1/26 #	250,000	264,537
PDC Energy 6.125% 9/15/24	87,000	88,341
Precision Drilling
6.50% 12/15/21	71,773	71,802
144A 7.125% 1/15/26 #	150,000	142,927
Southwestern Energy 6.20% 1/23/25	300,000	275,907

Fund for Income Series-8

Delaware VIP® Fund for Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Energy (continued)
Southwestern Energy
7.50% 4/1/26	100,000	$92,753
7.75% 10/1/27	595,000	552,591
Sunoco 4.875% 1/15/23	300,000	307,631
Targa Resources Partners
4.25% 11/15/23	850,000	860,272
144A 6.50% 7/15/27 #	535,000	586,815
Transocean 144A 9.00% 7/15/23 #	780,000	825,501
WPX Energy 5.25% 10/15/27	535,000	565,415

		11,711,930

Financial Services – 1.27%
DAE Funding
144A 5.00% 8/1/24 #	425,000	447,283
144A 5.75% 11/15/23 #	175,000	184,041
NFP 144A 8.00% 7/15/25 #	275,000	281,302
Springleaf Finance 5.375% 11/15/29	405,000	423,488

		1,336,114

Healthcare – 7.68%
AMN Healthcare 144A 5.125% 10/1/24 #	125,000	129,739
Bausch Health 144A 5.50% 11/1/25 #	1,000,000	1,047,085
Charles River Laboratories International 144A 4.25% 5/1/28 #	785,000	801,171
DaVita 5.125% 7/15/24	925,000	950,054
Encompass Health
4.75% 2/1/30	505,000	524,872
5.75% 11/1/24	118,000	119,574
Hadrian Merger 144A 8.50% 5/1/26 #	625,000	641,623
HCA
5.375% 2/1/25	325,000	360,072
5.875% 2/15/26	125,000	142,373
5.875% 2/1/29	470,000	544,025
Hill-Rom Holdings 144A 4.375% 9/15/27 #	520,000	536,431
MEDNAX 144A 6.25% 1/15/27 #	200,000	205,505
Select Medical 144A 6.25% 8/15/26 #	440,000	477,116
Tenet Healthcare
6.875% 11/15/31	220,000	225,026
8.125% 4/1/22	1,225,000	1,357,337

		8,062,003

Insurance – 3.73%
Centene
144A 4.625% 12/15/29 #	560,000	591,192
6.125% 2/15/24	300,000	311,625
GTCR AP Finance 144A 8.00% 5/15/27 #	325,000	338,925
HUB International 144A 7.00% 5/1/26 #	656,000	695,376
Molina Healthcare
144A 4.875% 6/15/25 #	250,000	257,604
5.375% 11/15/22	400,000	425,904
SBL Holdings 144A 5.125% 11/13/26 #	450,000	452,715

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Insurance (continued)
USI 144A 6.875% 5/1/25 #	821,000	$841,270

		3,914,611

Media – 12.43%
Altice Luxembourg
144A 7.625% 2/15/25 #	505,000	526,463
144A 10.50% 5/15/27 #	500,000	570,950
CCO Holdings
144A 4.75% 3/1/30 #	225,000	229,923
144A 5.00% 2/1/28 #	150,000	157,675
5.125% 2/15/23	275,000	278,435
5.25% 9/30/22	200,000	202,606
144A 5.375% 6/1/29 #	125,000	133,669
5.75% 9/1/23	150,000	153,250
144A 5.875% 4/1/24 #	500,000	517,917
144A 5.875% 5/1/27 #	275,000	291,451
Clear Channel Worldwide Holdings
144A 5.125% 8/15/27 #	650,000	678,048
144A 9.25% 2/15/24 #	256,000	284,054
Connect Finco 144A 6.75% 10/1/26 #	775,000	826,344
CSC Holdings
144A 5.375% 7/15/23 #	750,000	770,314
144A 5.75% 1/15/30 #	450,000	480,937
144A 6.625% 10/15/25 #	200,000	212,748
144A 7.50% 4/1/28 #	225,000	254,773
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	535,000	574,121
Diamond Sports Group
144A 5.375% 8/15/26 #	275,000	278,692
144A 6.625% 8/15/27 #	475,000	462,816
Gray Television
144A 5.125% 10/15/24 #	50,000	51,979
144A 5.875% 7/15/26 #	275,000	293,040
144A 7.00% 5/15/27 #	210,000	233,751
iHeartCommunications 8.375% 5/1/27	425,000	470,411
Inmarsat Finance 144A 4.875% 5/15/22 #	150,000	152,156
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	275,000	292,009
Netflix
4.375% 11/15/26	100,000	102,685
4.875% 4/15/28	300,000	312,367
144A 4.875% 6/15/30 #	60,000	61,049
Nexstar Broadcasting
144A 5.625% 8/1/24 #	200,000	208,917
144A 5.625% 7/15/27 #	705,000	744,233
Radiate Holdco 144A 6.625% 2/15/25 #	780,000	790,074
Sirius XM Radio 144A 4.625% 7/15/24 #	450,000	473,438
Terrier Media Buyer 144A 8.875% 12/15/27 #	440,000	466,400
VTR Finance 144A 6.875% 1/15/24 #	505,000	517,415

		13,055,110

Fund for Income Series-9

Delaware VIP® Fund for Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Real Estate Investment Trusts – 1.04%
HAT Holdings I 144A 5.25% 7/15/24 #	200,000	$210,667
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	785,000	878,219

		1,088,886

Services – 2.51%
Anixter 6.00% 12/1/25	275,000	286,802
Brand Industrial Services 144A 8.50% 7/15/25 #	725,000	744,930
Clean Harbors 144A 5.125% 7/15/29 #	295,000	317,257
KAR Auction Services 144A 5.125% 6/1/25 #	50,000	52,104
Mobile Mini 5.875% 7/1/24	125,000	130,313
Prime Security Services Borrower 144A 5.75% 4/15/26 #	540,000	587,927
Staples 144A 10.75% 4/15/27 #	505,000	513,509

		2,632,842

Technology – 5.86%
Banff Merger Sub 144A 9.75% 9/1/26 #	545,000	553,189
Camelot Finance 144A 4.50% 11/1/26 #	445,000	458,071
CDK Global 144A 5.25% 5/15/29 #	755,000	810,681
CDW 5.00% 9/1/25	250,000	261,771
CommScope 144A 6.00% 3/1/26 #	125,000	133,203
CommScope Technologies 144A 6.00% 6/15/25 #	465,000	466,688
Iron Mountain
144A 5.25% 3/15/28 #	925,000	963,711
5.75% 8/15/24	225,000	228,091
NCR 144A 6.125% 9/1/29 #	550,000	597,834
Solera 144A 10.50% 3/1/24 #	400,000	425,258
SS&C Technologies 144A 5.50% 9/30/27 #	665,000	711,134
Verscend Escrow 144A 9.75% 8/15/26 #	495,000	542,656

		6,152,287

Transportation – 0.27%
VistaJet Malta Finance 144A 10.50% 6/1/24 #	300,000	285,626

		285,626

Utilities – 2.96%
AES 6.00% 5/15/26	150,000	160,027
Calpine 144A 5.25% 6/1/26 #	505,000	527,004
Drax Finco 144A 6.625% 11/1/25 #	300,000	319,375
TerraForm Power Operating
144A 4.75% 1/15/30 #	525,000	535,159
144A 5.00% 1/31/28 #	250,000	264,790
Vistra Operations
144A 5.00% 7/31/27 #	255,000	266,942
144A 5.625% 2/15/27 #	985,000	1,039,766

		3,113,063

Total Corporate Bonds (cost $89,303,096)		92,060,336

	Principal	Value
	amount°	(US $)
Loan Agreements – 6.15%
Air Medical Group Holdings Tranche B 1st Lien 5.035% (LIBOR01M + 3.25%) 4/28/22 •	266,542	$261,461
Applied Systems 2nd Lien 0.00% 9/19/25 X	686,000	704,007
Apro Tranche B 1st Lien 5.842% (LIBOR03M + 4.00%) 10/28/26 •	291,667	294,219
BW Gas & Convenience Holdings Tranche B 8.00% (LIBOR03M + 6.25%) 11/18/24 •	275,000	274,313
Chesapeake Energy 9.928% (LIBOR03M + 8.00%) 6/24/24 •	470,000	485,275
Dorna Sports Tranche B2 4.921% (LIBOR06M + 3.00%) 4/12/24 •	400,000	394,875
Frontier Communications Tranche B-1 1st Lien 5.55% (LIBOR01M + 3.75%) 6/17/24 •	525,652	529,529
Granite Generation Tranche B 1st Lien 5.57% (LIBOR03M + 3.75%) 11/9/26 •	428,000	424,790
Howden Tranche B 7.211% (LIBOR03M + 5.25%) 9/30/26 •	264,338	265,659
iHeartCommunications 1st Lien 5.691% (LIBOR01M + 4.00%) 5/1/26 •	355,013	358,880
Kronos 2nd Lien 0.00% 11/1/24 X	216,000	221,940
LCPR Loan Financing Tranche B 1st Lien 6.74% (LIBOR01M + 5.00%) 10/15/26 •	207,000	210,105
Merrill Communications Tranche B 1st Lien 0.00% 10/5/26 X	355,000	357,662
Nexstar Broadcasting Tranche B-4 4.452% (LIBOR03M + 2.75%) 9/18/26 •	375	378
Panther BF Aggregator 2 Tranche B 1st Lien 5.305% (LIBOR01M + 3.50%) 4/30/26 •	309,225	311,091
Stars Group Holdings Tranche B 0.00% 7/10/25 X	265,000	267,670
Terrier Media Buyer Tranche B 0.00% 12/17/26 X	224,000	226,520
Verscend Holding Tranche B 6.299% (LIBOR01M + 4.50%) 8/27/25 •	372,058	375,081
Zekelman Industries 4.035% (LIBOR01M + 2.25%) 6/14/21 •	496,539	497,904

Total Loan Agreements (cost $6,405,990)		6,461,359

Fund for Income Series-10

Delaware VIP® Fund for Income Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)
Short-Term Investments – 6.37%
Money Market Mutual Funds – 6.37%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	1,338,627	$1,338,627
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	1,338,627	1,338,627
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	1,338,627	1,338,627

	Number of	Value
	shares	(US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	1,338,627	$1,338,627
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	1,338,627	1,338,627

Total Short-Term Investments (cost $6,693,135)		6,693,135

Total Value of Securities – 100.17% (cost $102,402,221)	$105,214,830

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $60,283,948, which represents 57.39% of the Series’ net assets. See Note 9 in “Notes to financial statements.”

T	PIK. The first payment of cash and/or principal will be made after June 30, 2020.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Dec. 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Unfunded Loan Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at Dec. 31, 2019:

Borrower	Principal Amount	Value	Unrealized Appreciation
Apro Tranche B 1st Lien 2.00% (LIBOR03M + 2.00%) 10/28/26	$83,333	$84,063	$730

Summary of abbreviations:

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Fund for Income Series-11

Delaware VIP® Trust — Delaware VIP Fund for Income Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$105,214,830
Dividends and interest receivable	1,520,483
Receivable for securities sold	900,850
Receivable for series shares sold	5,182
Other assets	4,286

Total assets	107,645,631

Liabilities:
Cash due to custodian	77,775
Payable for securities purchased	2,378,652
Audit and tax fees payable	51,403
Other accrued expenses	37,882
Investment management fees payable	31,563
Payable for series shares redeemed	30,926
Trustees’ fees and expenses payable	1,051
Dividend disbursing and transfer agent fees and expenses payable to affiliates	669
Accounting and administration expenses payable to affiliates	636
Reports and statements to shareholders expenses payable to affiliates	167
Legal fees payable to affiliates	163

Total liabilities	2,610,887

Total Net Assets	$105,034,744

Net Assets Consist of:
Paid-in capital	$103,884,261
Total distributable earnings (loss)	1,150,483

Total Net Assets	$105,034,744

Net Asset Value:
Standard Class:
Net assets	$105,034,744
Shares of beneficial interest outstanding, unlimited authorization, no par	16,502,064
Net asset value per share	$6.36

[1] Investments, at cost	$102,402,221

See accompanying notes, which are an integral part of the financial statements.

Fund for Income Series-12

Delaware VIP® Trust —

Delaware VIP Fund for Income Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Interest	$6,102,068
Dividends	28,570

6,130,638

Expenses:
Management fees	769,442
Audit and tax fees	50,252
Reports and statements to shareholders	37,155
Accounting and administration expenses	12,979
Legal fees	11,782
Trustees’ fees and expenses	9,429
Custodian fees	3,058
Dividend disbursing and transfer agent fees and expenses	2,010
Other	37,226

933,333
Less expenses waived	(31,884)
Less expenses paid indirectly	(2,491)

Total operating expenses	898,958

Net Investment Income	5,231,680

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(628,839)
Net change in unrealized appreciation (depreciation) of investments	7,972,064

Net Realized and Unrealized Gain	7,343,225

Net Increase in Net Assets Resulting from Operations	$12,574,905

Delaware VIP Trust —

Delaware VIP Fund for Income Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,231,680	$5,136,389
Net realized loss	(628,839)	(135,135)
Net change in unrealized appreciation (depreciation)	7,972,064	(7,547,381)

Net increase (decrease) in net assets resulting from operations	12,574,905	(2,546,127)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,659,504)	(5,406,594)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,411,348	4,700,129

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,659,504	5,406,594

	9,070,852	10,106,723

Cost of shares redeemed:
Standard Class	(11,149,960)	(7,966,143)

Increase (Decrease) in net assets derived from capital share transactions	(2,079,108)	2,140,580

Net Increase (Decrease) in Net Assets	4,836,293	(5,812,141)

Net Assets:
Beginning of year	100,198,451	106,010,592

End of year	$105,034,744	$100,198,451

See accompanying notes, which are an integral part of the financial statements.

Fund for Income Series-13

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Fund for Income Series Standard Class Year ended
	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$5.96	$6.45	$6.36	$6.07	$6.53

Income (loss) from investment operations:
Net investment income[2]	0.30	0.30	0.30	0.30	0.30
Net realized and unrealized gain (loss)	0.44	(0.46)	0.12	0.34	(0.40)

Total from investment operations	0.74	(0.16)	0.42	0.64	(0.10)

Less dividends and distributions from:
Net investment income	(0.34)	(0.33)	(0.33)	(0.35)	(0.36)

Total dividends and distributions	(0.34)	(0.33)	(0.33)	(0.35)	(0.36)

Net asset value, end of period	$6.36	$5.96	$6.45	$6.36	$6.07

Total return[3]	12.78%	(2.58% )	6.82%	11.12%	(1.85% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,035	$100,198	$106,011	$101,427	$95,033
Ratio of expenses to average net assets[4]	0.85%	0.91%	0.89%	0.89%	0.86%
Ratio of expenses to average net assets prior to fees waived[4]	0.88%	0.91%	0.89%	0.89%	0.86%
Ratio of net investment income to average net assets	4.94%	4.93%	4.70%	4.85%	4.86%
Ratio of net investment income to average net assets prior to fees waived	4.91%	4.93%	4.70%	4.85%	4.86%
Portfolio turnover	115%	73%	66%	56%	45%

[1]

On Oct. 4, 2019, the First Investors Life Series Fund for Income shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Fund for Income shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Fund for Income Series-14

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Fund for Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Fund for Income, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $2,491 under this arrangement.

Fund for Income Series-15

Delaware VIP® Fund for Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Prior to Oct. 4, 2019, FIMCO had waived to limit the advisory fee to 0.60% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,856 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,909 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2019, the Series was charged $519 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Fund for Income Series-16

Delaware VIP® Fund for Income Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Cross trades for the year ended Dec. 31, 2019 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2019, the Series engaged in securities purchases of $158,851. The Series did not engage in Rule 17a-7 securities sales for the year ended Dec. 31, 2019.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$117,235,177
Sales	119,624,959

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate
	Unrealized	Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$102,667,106	$2,887,226	$(339,502)	$2,547,724

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Fund for Income Series-17

Delaware VIP® Fund for Income Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporate Debt	$—	$92,060,336	$—	$92,060,336
Loan Agreements	—	6,461,359	—	6,461,359
Short-Term Investments	6,693,135	—	—	6,693,135

Total Value of Securities	$6,693,135	$98,521,695	$—	$105,214,830

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to net assets.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$5,659,504	$5,406,594

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$103,884,261
Undistributed ordinary income	5,669,127
Capital loss carryforwards	(7,066,368)
Net unrealized appreciation on investments	2,547,724

Net assets	$105,034,744

The differences between the book basis and tax basis components of net assets are primarily attributable to market premium on debt instruments.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At Dec. 31, 2019, capital loss carryforwards available to offset future realized gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,091,891	$5,974,477	$7,066,368

Fund for Income Series-18

Delaware VIP® Fund for Income Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	555,571	760,276
Shares issued upon reinvestment of dividends and distributions:
Standard Class	947,991	887,782

	1,503,562	1,648,058

Shares redeemed:
Standard Class	(1,801,135)	(1,294,191)

Net increase (decrease)	(297,573)	353,867

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the

Fund for Income Series-19

Delaware VIP® Fund for Income Series

Notes to financial statements (continued)

8. Securities Lending (continued)

borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

Fund for Income Series-20

Delaware VIP® Fund for Income Series

Notes to financial statements (continued)

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented the ASU 2017-08 and determined that the impact if this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued an Accounting Standard Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Fund for Income Series-21

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Fund for Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Fund for Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Fund for Income (subsequent to reorganization, known as Delaware VIP Fund for Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Fund for Income Series-22

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Fund for Income Series-23

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Fund for Income Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Fund for Income Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Fund for Income Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Fund for Income Series-27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPFFI 22492 (2/20) (1076649)	Fund for Income Series-28

Delaware VIP® Trust

Delaware VIP Government Cash Management Series

(formerly, First Investors Life Series Government Cash Management Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Government Cash Management Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Government Cash Management Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to earn current income consistent with the preservation of capital and maintenance of liquidity.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with the Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is substantially the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund. Delaware VIP Government Cash Management Series seeks to earn current income consistent with the preservation of capital and maintenance of liquidity.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Government Cash Management Series (the “Series”) Standard Class shares gained 1.35%, reflecting all dividends reinvested. The Series’ benchmark, the ICE BofA US 3-Month Treasury Bill Index, advanced 2.28% for the same period. Effective Oct. 4, 2019, the Series added the ICE BofA US 3-Month Treasury Bill Index as its benchmark. The Series elected to use the new index because it more closely reflected the Series’ investment strategies.

The major theme of the Series’ fiscal year was the great monetary policy pivot. The period began with the US Treasury yield above 3% and the US Federal Reserve contemplating four additional rate hikes heading into 2019. While the Fed had raised rates at the end of the prior fiscal period, by early 2019 it was apparent that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

As 2019 began, economic indicators in the US began to flash yellow while global financial conditions were flashing red. The liquidity-induced risk-assets selloff at the end of 2018 reflected what we believe to be the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, declining global manufacturing activity, the continuing US-China trade dispute, and the ongoing Brexit drama. Many investors saw the yield-curve inversion and the August peak of $17 trillion worldwide in negative-yielding debt as signals of a potential recession.

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, the Fed first signaled a hold on further rate hikes and then terminated quantitative tightening (QT) and balance-sheet reductions. Three interest rate cuts of 0.25 percentage points each followed in July, September, and October.

The massive liquidity infusion, coupled with the December announcement of a Phase 1 trade agreement between the US and China, sent both interest rates and risk premiums significantly lower. Fixed income delivered its strongest total return since 2002, finishing the year with investors in a frenzied search for yield. We believe the fiscal year was a good example of the potential benefit of owning bonds as part of a diversified investment portfolio.

Source: Bloomberg.

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

Many money market funds, including Delaware VIP Government Cash Management Series, chose to convert to government money market funds, which invest nearly all of their assets in securities that are issued by the US government or its agencies or instrumentalities, the lowest-risk investments available. The Series maintained a longer-than-average weighted average maturity during most of the period Jan. 1, 2019 to Oct. 4, 2019, as the direction of interest rates was not clear but biased toward lower. That said, during this period, the Series maintained a weighted average maturity of fewer than 60 days to comply with current Securities and Exchange Commission (SEC) rules designed to limit interest rate risk. We employed floating-rate securities in the Series’ portfolio during this period for incremental yield.

A note about money market funds: Regulatory reforms that became effective in 2016 caused structural changes that continue to affect the money market and money market investments. Though these enacted reform-driven changes have likely suppressed returns for those who operate in these low-risk products, these reforms have also reduced certain types of risks to the investor.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Government Cash Management Series-1

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Government Cash Management Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Nov. 9, 1987)	+1.35%	+0.95%	+0.57%	+0.28%	—

ICE BofA US 3-Month Treasury Bill Index	+2.28%	+1.67%	+1.07%	+0.58%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 1.01%. The management fee for Standard Class shares was 0.45%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

The risk that all or a majority of the securities in a certain market – like the stock market or bond market – will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

The yields received by the Series on its investments will generally decline as interest rates decline.

Like the values of other debt instruments, the market values of US Government securities are affected by changes in interest rates. When interest rates rise, the market values of US Government securities generally decline. This could cause the Series’ NAV to decline below $1.00 per share.

The US Government securities the Series invests in may or may not be backed by the full faith and credit of the US Government. Securities issued by US Government sponsored enterprises are supported only by the credit of the issuing entity. The value of an investment will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature. This could cause the Series NAV to decline below $1.00 per share.

Government Cash Management Series-2

Delaware VIP® Government Cash Management Series

Performance summary (Unaudited) (continued)

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
ICE BofA US 3-Month Treasury Bill Index	$10,000	$10,596
Delaware VIP Government Cash Management Series (Standard Class)	$10,000	$10,287

The graph shows a $10,000 investment in the Delaware VIP Government Cash Management Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the ICE BofA US 3-Month Treasury Bill Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The ICE BofA US 3-Month Treasury Bill Index tracks the performance of US Treasury bills with a maturity of three months. The index comprises a single Treasury issue purchased at the beginning of the month, which is then sold at the end of the month and rolled into a newly selected issue that matures closest to, but not beyond, three months from the transaction date (known as the rebalancing date).

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Government Cash Management Series-3

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/19 to
	7/1/19	12/31/19	Ratio	12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,005.20	0.91%	$4.60
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.62	0.91%	$4.63

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Government Cash Management Series-4

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Security type / sector allocation

As of December 31, 2019 (Unaudited)

Percentage
Security type / Sector	of net assets
Agency Obligation	4.45%
Short-Term Investments	93.92%
Total Value of Securities	98.37%
Receivables and Other Assets Net of Liabilities	1.63%
Total Net Assets	100.00%

Government Cash Management Series-5

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Schedule of investments

December 31, 2019

	Principal	Value
	amount°	(US $)
Agency Obligation – 4.45%
Federal Farm Credit Bank
1.792% (LIBOR01M + 0.00%) 6/25/20 •	400,000	$399,989

Total Agency Obligation (cost $399,989)		399,989

Short-Term Investments – 93.92%
Discount Notes – 93.92% ≠
Federal Home Loan Bank
1.521% 1/15/20	900,000	899,468
1.537% 1/6/20	930,000	929,802
1.542% 1/10/20	900,000	899,653

	Principal	Value
	amount°	(US $)
Short-Term Investments (continued)
Discount Notes ≠ (continued)
1.543% 1/3/20	900,000	$899,923
1.551% 1/13/20	900,000	899,535
1.553% 1/2/20	900,000	899,961
1.561% 1/17/20	700,000	699,515
1.572% 1/30/20	550,000	549,304
Federal National Mortgage Association
1.05% 1/2/20	1,763,000	1,762,949

Total Short-Term Investments (cost $8,440,110)		8,440,110

Total Value of Securities – 98.37% (cost $8,840,099)	$8,840,099

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

ICE – Intercontinental Exchange

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Government Cash Management Series-6

Delaware VIP® Trust — Delaware VIP Government Cash Management Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$8,840,099
Cash	177,058
Receivable for series shares sold	554
Dividends and interest receivable	139
Receivable due from advisor	19,770
Other assets	327

Total assets	9,037,947

Liabilities:
Audit and tax fees payable	40,837
Accounting and administration fees payable to non-affiliates	4,366
Other accrued expenses	1,929
Reports and statements to shareholders expenses payable to non-affiliates	1,886
Income distributions payable	1,602
Pricing fees payable	500
Accounting and administration expenses payable to affiliates	365
Trustees’ fees and expenses payable	91
Dividend disbursing and transfer agent fees and expenses payable to affiliates	58
Reports and statements to shareholders expenses payable to affiliates	15
Legal fees payable to affiliates	14

Total liabilities	51,663

Total Net Assets	$8,986,284

Net Assets Consist of:
Paid-in capital	$8,986,284

Total Net Assets	$8,986,284

Net Asset Value:
Standard Class:
Net assets	$8,986,284
Shares of beneficial interest outstanding, unlimited authorization, no par	8,986,284
Net asset value per share	$1.00

[1]Investments, at cost	$8,840,099

See accompanying notes, which are an integral part of the financial statements.

Government Cash Management Series-7

Delaware VIP® Trust —

Delaware VIP Government Cash Management Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Interest	$217,606

Expenses:
Management fees	67,448
Audit and tax fees	28,698
Reports and statements to shareholders	8,208
Accounting and administration expenses	7,648
Custodian fees	3,599
Legal fees	2,647
Trustees’ fees and expenses	900
Dividend disbursing and transfer agent fees and expenses	179
Other	3,912

123,239
Less expenses waived	(40,089)
Less expenses paid indirectly	(250)

Total operating expenses	82,900

Net Investment Income	134,706

Net Increase in Net Assets Resulting from Operations	$134,706

Delaware VIP Trust —

Delaware VIP Government Cash Management Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase in Net Assets from Operations:
Net investment income	$134,706	$123,522

Net increase in net assets resulting from operations	134,706	123,522

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(134,706)	(123,522)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	12,666,759	34,404,223

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	133,104	123,522

	12,799,863	34,527,745

Cost of shares redeemed:
Standard Class	(15,467,714)	(31,536,951)

Increase (Decrease) in net assets derived from capital share transactions	(2,667,851)	2,990,794

Net Increase (Decrease) in Net Assets	(2,667,851)	2,990,794
Net Assets:
Beginning of year	11,654,135	8,663,341

End of year	$8,986,284	$11,654,135

See accompanying notes, which are an integral part of the financial statements.

Government Cash Management Series-8

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Government Cash Management Series Standard Class Year ended
	12/31/19[1]	12/31/18	12/31/17		12/31/16		12/31/15
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income[2]	0.01	0.01	—		—		—

Total from investment operations	0.01	0.01	—		—		—

Less dividends and distributions from:
Net investment income (loss)	(0.01)	(0.01)	—	[3]	—		—

Total dividends and distributions	(0.01)	(0.01)	—		—		—

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00

Total return[4]	1.35%	1.24%	0.26%		0.00%		0.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,986	$11,654	$8,663		$9,916		$14,000
Ratio of expenses to average net assets	0.84%	0.60%	0.60%		0.38%		0.13%
Ratio of expenses to average net assets prior to fees waived	1.25%	1.06%	1.19%		1.15%		1.09%
Ratio of net investment income to average net assets	1.37%	1.26%	0.25%		0.00%		0.00%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.96%	0.80%	(0.34%	)	(0.78%	)	(0.96%	)

[1]

On Oct. 4, 2019, the First Investors Life Series Government Cash Management Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Government Cash Management Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Government Cash Management Series-9

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Government Cash Management Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Government Cash Management Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares and pays dividends daily from net investment income and pays the dividend monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series under this arrangement earned $250 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.45% of average daily net assets of the Series. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid

Government Cash Management Series-10

Delaware VIP® Government Cash Management Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* From Jan. 1, 2019 through May 1, 2019, FIMCO, had waived to limit the advisory fee to 0.60% of the Series’ average daily net assets. There were no waiver from May 2, 2019 through Oct. 4, 2019. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,080 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $162 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $45 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Government Cash Management Series-11

Delaware VIP® Government Cash Management Series

Notes to financial statements (continued)

3. Investments (continued)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 2

Assets:
Agency Obligation	$399,989
Short-Term Investments	8,440,110

Total Value of Securities	$8,840,099

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$134,706	$123,522

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$8,986,284
Undistributed ordinary income	1,602
Distributions payable	(1,602)

Net assets	$8,986,284

Government Cash Management Series-12

Delaware VIP® Government Cash Management Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	12,666,759	34,404,223
Shares issued upon reinvestment of dividends and distributions:
Standard Class	133,104	123,522

	12,799,863	34,527,745

Shares redeemed:
Standard Class	(15,467,714)	(31,536,951)

Net increase (decrease)	(2,667,851)	2,990,794

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the

Government Cash Management Series-13

Delaware VIP® Government Cash Management Series

Notes to financial statements (continued)

8. Securities Lending (continued)

borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 5% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented the ASU 2017-08 and determined that the impact of this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued an Accounting Standard Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Government Cash Management Series-14

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Government Cash Management Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Government Cash Management Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Government Cash Management Fund (subsequent to reorganization, known as Delaware VIP Government Cash Management Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Government Cash Management Series-15

Delaware VIP® Trust — Delaware VIP Government Cash Management Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Government Cash Management Series-16

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Government Cash Management Series-17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

(May 2004–Present)

Director —

Drexel Morgan & Co.

(2015–Present)

Director and Audit

Committee Member —

vTv Therapeutics LLC

(2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve

Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic Planning and Reserves Committee

and Nominating and Governance Committee Member — Callon

Petroleum Company

(December 2019–Present)

Director; Audit Committee

Member — Carrizo

Oil & Gas, Inc.

(March 2018–December

2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Government Cash Management Series-18

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee

and Audit Committee

Member — H&R

Block Corporation

(July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and

Governance Committee

and Audit Committee

Member —

The Merger Fund

(2013–Present),

The Merger Fund VL

(2013–Present);

WCM Alternatives:

Event-Driven Fund

(2013–Present),

and WCM Alternatives:

Credit Event Fund

(December 2017–Present)

Director; Chair of

Governance Committee and

Audit Committee

Member — International Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Government Cash Management Series-19

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Government Cash Management Series-20

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPGCM 22493 (2/20) (1076649)	Government Cash Management Series-21

Delaware VIP® Trust

Delaware VIP Growth and Income Series

(formerly, First Investors Life Series Growth & Income Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth and Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Growth and Income Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital and current income.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with the Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Growth and Income Series (the “Series”) Standard Class shares gained 25.60%, reflecting all dividends reinvested. The Series’ benchmark, the Russell 1000® Value Index, advanced 26.54% for the same period. The Series changed its broad-based securities index to the Russell 1000 Value Index as of Oct. 4, 2019. The Series had previously changed its broad-based securities index to the MSCI USA Value Index as of Jan. 31, 2019. In each case the Series elected to use the new index because it more closely reflects the Series’ investment strategies.

Rebounding from the stock market correction that occurred in late 2018, the broad market S&P 500® Index posted a total return of 31.5% and achieved a new all-time high in December 2019. Notably, there was little earnings growth to support 2019’s hardy gains (aggregate earnings for the S&P 500 Index were lower in each of the first three quarters, year over year, and are expected to be down again in the fourth quarter). The Federal Open Market Committee (FOMC) reduced the federal funds rate by 0.25 percentage points on three separate occasions. The FOMC raised rates in December 2018 before “pivoting” toward a more accommodative stance, which helped spark the 2019 stock market rally. Yields on US Treasury securities moved lower during the year as investors appeared to price in slower economic growth. The yield on the benchmark 10-year note fell 0.76% to settle at 1.92%. The price of crude oil moved higher. West Texas Intermediate (WTI) crude, the domestic benchmark, was up 34% to $61.06 a barrel (source: FactSet Research Systems).

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

The Series outperformed both the Russell 1000 Value Index and the MSCI USA Value Index during the first nine months of the fiscal period. The Series benefited from strong stock selection overall during the period, most notably within the industrials sector. Two of the Series’ defense holdings, Lockheed Martin Corp. and Northrop Grumman Corp., benefited as defense budgets were expanded and both companies picked up sizeable new contracts. Ingersoll-Rand PLC profited from high demand in its core air conditioning market and the planned divestiture of its lower-margin industrial businesses. Both specialty chemicals provider Celanese Corp. and agricultural chemical provider FMC Corp. gained from strong global demand for their products which, in FMC’s case, more than offset flood-related challenges to its North American business.

The Series also enjoyed sound stock selection in the information technology sector. Improving investor optimism about key semiconductor trends buoyed Series holdings such as Synopsys Inc., ASML Holding NV, Texas Instruments Inc., NXP Semiconductors NV, and Qualcomm Inc., bolstered by a patent settlement with Apple. Business payment provider FleetCor Technologies Inc. also saw strong performance in its core products combined with encouraging customer adoption of the company’s new offerings.

Partially offsetting the above, the Series experienced pockets of negative stock selection, notably in the healthcare and communication services sectors. Managed-care provider Centene Corp. succumbed to increased investor concern over the fate of the Affordable Care Act (as a result of the late 2018 ruling of a federal judge in Texas) and the loss of a Medicaid contract in Louisiana. The Series’ media investments declined as investors worried about advertising trends and changing consumer viewing habits. CBS Corp. also announced a poorly received recombination with Viacom, whereas Fox Corp. unveiled disappointing spending guidance. Additionally, the Series’ underweighting of stocks in the real estate sector served as a headwind to relative performance, as that sector was the benchmark’s single-strongest-performing sector during the reporting period.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Growth and Income Series-1

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Growth and Income Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Nov. 9, 1987)	+25.60%	+10.10%	+7.27%	+11.42%	—

Russell 1000 Value Index (current benchmark)	+26.54%	+9.68%	+8.29%	+11.80%	—

MSCI USA Value Index (former benchmark)	+25.73%	+10.42%	+9.06%	+11.83%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.72%, while total operating expenses for Standard Class shares were 0.72%. The management fee for Standard Class shares was 0.65%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.77% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that an investment therein will be less volatile than the general stock market. The Series’ investments in potential growth opportunities may increase the potential volatility of its share price. Adverse market events may lead in increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions.

The Series seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.

At times, the Series may not be able to identify attractive dividend-paying stocks. The income received by the Series will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Series’ ability to pay dividends and its share price.

The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines

Growth and Income Series-2

Delaware VIP® Growth and Income Series

Performance summary (Unaudited) (continued)

in property value, and the potential failure to qualify for federal tax-free “pass-though” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

For period beginning Dec. 31, 2009 through Dec. 31, 2019		Starting value	Ending value
--	MSCI USA Value Index	$10,000	$30,597
--	Russell 1000 Value Index	$10,000	$30,505
—	Delaware VIP Growth and Income Series (Standard Class)	$10,000	$29,492

The graph shows a $10,000 investment in the Delaware VIP Growth and Income Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 1000 Value Index and the MSCI USA Value Index for the period from Dec. 31, 2009 through Dec. 31, 2019.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI USA Value Index captures large- and mid-cap US stocks exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Growth and Income Series-3

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,088.70	0.74%	$3.90
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.48	0.74%	$3.77

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Growth and Income Series-4

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Security type / country and sector allocations

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	98.56%
Communication Services	5.75%
Consumer Discretionary	5.44%
Consumer Staples	9.29%
Energy	12.55%
Financials	15.01%
Healthcare	21.67%
Industrials	8.74%
Information Technology	11.79%
Materials	2.69%
Real Estate	2.58%
Utilities	3.05%
Short-Term Investments	0.90%
Total Value of Securities	99.46%
Receivables and Other Assets Net of Liabilities	0.54%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Marathon Oil	3.33%
Halliburton	3.27%
Johnson & Johnson	3.27%
Archer-Daniels-Midland	3.26%
Merck & Co.	3.24%
ConocoPhillips	3.22%
Cigna	3.22%
Marsh & McLennan	3.19%
Intel	3.18%
Raytheon	3.17%

Growth and Income Series-5

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)
Common Stock – 98.56%
Communication Services – 5.75%
AT&T	384,500	$15,026,260
Verizon Communications	240,400	14,760,560

		29,786,820

Consumer Discretionary – 5.44%
Dollar Tree †	129,100	12,141,855
Lowe’s	133,800	16,023,888

		28,165,743

Consumer Staples – 9.29%
Archer-Daniels-Midland	364,000	16,871,400
Conagra Brands	455,000	15,579,200
Mondelez International Class A	284,300	15,659,244

		48,109,844

Energy – 12.55%
ConocoPhillips	256,800	16,699,704
Halliburton	692,000	16,933,240
Marathon Oil	1,269,200	17,235,736
Occidental Petroleum	343,300	14,147,393

		65,016,073

Financials – 15.01%
Allstate	134,800	15,158,260
American International Group	270,000	13,859,100
Bank of New York Mellon	325,800	16,397,514
Marsh & McLennan	148,300	16,522,103
Truist Financial	280,700	15,809,024

		77,746,001

Healthcare – 21.67%
Abbott Laboratories	178,700	15,521,882
Cardinal Health	285,500	14,440,590
Cigna	81,500	16,665,935
CVS Health	217,000	16,120,930
Johnson & Johnson	116,000	16,920,920
Merck & Co.	184,300	16,762,085
Pfizer	404,200	15,836,556

		112,268,898

Industrials – 8.74%
Northrop Grumman	42,500	14,618,725
Raytheon	74,700	16,414,578
Waste Management	125,200	14,267,792

		45,301,095

	Number of shares	Value (US $)
Common Stock (continued)
Information Technology – 11.79%
Broadcom	50,800	$16,053,816
Cisco Systems	303,200	14,541,472
Intel	275,500	16,488,675
Oracle	264,300	14,002,614

		61,086,577

Materials – 2.69%
DuPont de Nemours	217,100	13,937,820

		13,937,820

Real Estate – 2.58%
Equity Residential	165,000	13,351,800

		13,351,800

Utilities – 3.05%
Edison International	209,500	15,798,395

		15,798,395

Total Common Stock (cost $441,196,139)		510,569,066

Short-Term Investments – 0.90%
Money Market Mutual Funds – 0.90%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	938,275	938,275
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	938,275	938,275
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	938,275	938,275
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	938,275	938,275
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	938,275	938,275

Total Short-Term Investments (cost $4,691,375)		4,691,375

Total Value of Securities – 99.46% (cost $445,887,514)	$515,260,441

† Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Growth and Income Series-6

Delaware VIP® Trust — Delaware VIP Growth and Income Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$515,260,441
Receivable for securities sold	2,327,318
Dividends and interest receivable	901,863
Other assets	16,185

Total assets	518,505,807

Liabilities:
Investment management fees payable	281,843
Payable for series shares redeemed	65,142
Reports and statements to shareholders payable to non-affiliates	41,807
Audit and tax fees payable	38,124
Accounting and administration expenses payable to non-affiliates	16,319
Other accrued expenses	7,982
Trustees’ fees and expenses payable	4,982
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,258
Accounting and administration expenses payable to affiliates	1,781
Reports and statements to shareholders expenses payable to affiliates	805
Legal fees payable to affiliates	786
Pricing fees payable	501

Total liabilities	463,330

Total Net Assets	$518,042,477

Net Assets Consist of:
Paid-in capital	$313,098,933
Total distributable earnings (loss)	204,943,544

Total Net Assets	$518,042,477

Net Asset Value:
Standard Class:
Net assets	$518,042,477
Shares of beneficial interest outstanding, unlimited authorization, no par	12,019,789
Net asset value per share	$43.10

[1] Investments, at cost	$445,887,514

See accompanying notes, which are an integral part of the financial statements.

Growth and Income Series-7

Delaware VIP® Trust —

Delaware VIP Growth and Income Series Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$11,979,590
Interest	477,370

12,456,960

Expenses:
Management fees	3,541,217
Reports and statements to shareholders	89,487
Trustees’ fees and expenses	44,032
Audit and tax fees	36,946
Accounting and administration expenses	28,150
Custodian fees	15,508
Dividend disbursing and transfer agent fees and expenses	9,569
Legal fees	6,009
Other	24,589

3,795,507
Less expenses paid indirectly	(12,516)

Total operating expenses	3,782,991

Net Investment Income	8,673,969

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	129,014,509
Net change in unrealized appreciation (depreciation) of investments	(26,372,461)

Net Realized and Unrealized Gain	102,642,048

Net Increase in Net Assets Resulting from Operations	$111,316,017

Delaware VIP Trust —

Delaware VIP Growth and Income Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,673,969	$7,887,300
Net realized gain	129,014,509	79,189,083
Net change in unrealized appreciation (depreciation)	(26,372,461)	(137,968,673)

Net increase (decrease) in net assets resulting from operations	111,316,017	(50,892,290)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(88,019,342)	(30,287,733)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,098,537	4,272,429

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	88,019,342	30,287,733

	91,117,879	34,560,162

Cost of shares redeemed:
Standard Class	(45,347,319)	(36,099,781)

Increase (Decrease) in net assets derived from capital share transactions	45,770,560	(1,539,619)

Net Increase (Decrease) in Net Assets	69,067,235	(82,719,642)

Net Assets:
Beginning of year	448,975,242	531,694,884

End of year	$518,042,477	$448,975,242

See accompanying notes, which are an integral part of the financial statements.

Growth and Income Series-8

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth and Income Series Standard Class
	Year ended
	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$41.84	$49.45	$44.18	$43.11	$47.43

Income (loss) from investment operations:
Net investment income[2]	0.71	0.72	0.66	0.69	0.60
Net realized and unrealized gain (loss)	8.82	(5.48)	7.09	3.08	(1.87)

Total from investment operations	9.53	(4.76)	7.75	3.77	(1.27)

Less dividends and distributions from:
Net investment income	(0.74)	(0.68)	(0.71)	(0.61)	(0.55)
Net realized gain	(7.53)	(2.17)	(1.77)	(2.09)	(2.50)

Total dividends and distributions	(8.27)	(2.85)	(2.48)	(2.70)	(3.05)

Net asset value, end of period	$43.10	$41.84	$49.45	$44.18	$43.11

Total return[3]	25.60%	(10.17% )	18.28%	9.88%	(3.12% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$518,042	$448,975	$531,695	$475,019	$457,087
Ratio of expenses to average net assets[4]	0.76%	0.77%	0.78%	0.79%	0.78%
Ratio of net investment income to average net assets	1.75%	1.54%	1.45%	1.67%	1.33%
Portfolio turnover	122%[5]	58%	17%	21%	23%

[1]

On Oct. 4, 2019, the First Investors Life Series Growth & Income Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Growth & Income Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Growth and Income Series-9

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth and Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Growth & Income Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $12,516 under this arrangement.

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Delaware VIP® Growth and Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.77% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $5,072 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $9,146 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $2,481 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

Growth and Income Series-11

Delaware VIP® Growth and Income Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$565,712,829
Sales	585,478,757

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$446,482,655	$75,250,323	$(6,472,537)	$68,777,786

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$510,569,066
Short-Term Investments	4,691,375

Total Value of Securities	$515,260,441

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

Growth and Income Series-12

Delaware VIP® Growth and Income Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$7,887,300	$10,798,413
Long-term capital gains	80,132,042	19,489,320

	$88,019,342	$30,287,733

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$313,098,933
Undistributed ordinary income	19,618,060
Undistributed long-term capital gains	116,547,698
Net unrealized appreciation on investments	68,777,786

Net assets	$518,042,477

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	75,731	91,611
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,334,731	656,716

	2,410,462	748,327

Shares redeemed:
Standard Class	(1,120,847)	(769,522)

Net increase (decrease)	1,289,615	(21,195)

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

Growth and Income Series-13

Delaware VIP® Growth and Income Series

Notes to financial statements (continued)

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2019. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

Growth and Income Series-14

Delaware VIP® Growth and Income Series

Notes to financial statements (continued)

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standard Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Growth and Income Series-15

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth and Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth and Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Growth & Income Fund (subsequent to reorganization, known as Delaware VIP Growth and Income Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Growth and Income Series-16

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
91.04%	8.96%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Growth and Income Series-17

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Growth and Income Series-18

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Growth and Income Series-19

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member —

The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Growth and Income Series-20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Growth and Income Series-21

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPGI 22494 (2/20) (1076649)	Growth and Income Series-22

Delaware VIP® Trust

Delaware VIP Growth Equity Series

(formerly, First Investors Life Series Select Growth Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Growth Equity Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Smith Asset Management Group, L.P. (Smith), a US registered investment advisor, is the sub-advisor to Delaware VIP Growth Equity Series (“the Series”). As sub-advisor, Smith is responsible for day-to-day management of the Series’ assets. Although Smith serves as sub-advisor, the investment manager, DMC, a series of MIMBT, has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2019, the Series’ Standard Class shares gained 24.35%. This figure reflects all dividends reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, gained 36.39%. The Series changed its broad-based index from the Russell 3000® Growth Index to the Russell 1000 Growth Index as of Jan. 31, 2019. The Series elected to use the new index because it more closely reflects the Series’ investment strategy.

The fiscal year ended Dec. 31, 2019 finished with a strong final quarter that capped off an annual return for US large cap stocks that ranks in the top 5% historically. Investors’ mood at the end of the 12-month period was 180 degrees from the pessimism that prevailed at the end of 2018. With little earnings growth during 2019, the surge in market performance was almost wholly due to an increase in valuations. The composition of market returns deviated from recent years in that the advance was more broad-based, companies with foreign earnings made a comeback, and investors seemed to pay attention to valuations toward the end of the year.

The US economy in 2019 was surprisingly resilient considering the multitude of headwinds. Trade tensions and a global slowdown hurt business confidence, which in turn slowed capital spending. The labor market was surprisingly robust given the aging expansion, with wages steadily climbing. This combination helped consumers stay optimistic, making them the primary support for a tepid economic result. (Source: Bloomberg.)

Within the Series, financials was the strongest-performing sector on an absolute basis. The information technology sector was the largest detractor, at the sector level, from Series’ performance for the fiscal year due to adverse stock selection, while communication services was the weakest-performing sector on an absolute basis.

The Series’ strongest-performing holding for the year was general merchandise retailer Target Corp. Target reported 19% year-on-year earnings growth during 2019; it had projected just 6% at the beginning of the year. Healthy store traffic and growth in digital-channel sales drove results.

The leading performers in the information technology sector were Cadence Design Systems Inc. and Fortinet Inc. Electronic product-design solutions provider Cadence Design Systems has been a long-time performer, and it did not disappoint this year. Security software provider Fortinet has been a frontrunner in the small- and medium-size markets with its unified threat management system that packages multiple security solutions into a single affordable offering. We believe the company is well positioned to capitalize on the ever-increasing complexity of cyber threats.

Among underperformers in the information technology sector, enterprise data storage systems supplier NetApp Inc. pre-announced results early in the second quarter, sending shares sharply lower as investors were caught off guard by a dramatic reduction in its fiscal year 2020 revenue outlook. NetApp cited a significant global slowdown in technology hardware spending due to trade and economic uncertainty.

However, the largest detractor from the Series’ performance was its underweight position in leading performer and large benchmark weight Apple Inc. For the year, Apple averaged a 7% weight in the benchmark, well above the max position weight the Series will hold in any security due to risk-control guidelines. Consequently, Apple detracted meaningfully from Series performance despite being a strong absolute performer.

Communication services sector holding TripAdvisor Inc. was the weakest individual performer. TripAdvisor is the largest source of user-generated travel reviews for hotels, restaurants, and attractions. However, the company has had difficulty transforming this volume of page visits into consistent profits. Overall, it appears unlikely to us that the company can exceed expectations, and we exited the Series’ position.

The Series’ overweight in the healthcare sector proved a significant headwind as the sector struggled with regulatory and fiscal-policy concerns.

Headlines tend to be sensational, in our view, but the US economy appears likely to muddle through 2020 at a tepid pace without tipping over into recession. Consumers are liquid and their debt-service is manageable. Homebuilding is on the rise due to low mortgage rates. Less trade uncertainty may

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Growth Equity Series-1

Delaware VIP® Trust — Delaware VIP Growth Equity Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

give businesses more confidence to invest. The US Federal Reserve looks to be on hold for the near term, and central banks around the world have been providing access to liquidity. More business investment is needed for the US economy to meet the Trump administration’s growth targets.

We maintain our belief that equities have the potential to generate healthy returns going forward as economic growth and supportive monetary policy provide a solid foundation for continued earnings growth by the companies the Series holds. Likewise, we continue to believe that our focus on high-quality companies with the potential to grow earnings beyond market expectations is the key to generating excess returns over the long term.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Growth Equity Series-2

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Growth Equity Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Nov. 8, 1999)	+24.35%	+16.69%	+11.27%	+14.05%	—

Russell 1000 Growth Index (current benchmark)	+36.39%	+20.49%	+14.63%	+15.22%	—

Russell 3000 Growth Index (former benchmark)	+35.85%	+19.89%	+14.23%	+15.05%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.76%, while total operating expenses for Standard Class shares were 0.76%. The management fee for Standard Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

Growth Equity Series-3

Delaware VIP® Growth Equity Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019	Starting value	Ending value
-- Russell 1000 Growth Index	$10,000	$41,233
-- Russell 3000 Growth Index	$10,000	$40,647
–– Delaware VIP Growth Equity Series (Standard Class)	$10,000	$37,243

The graph shows a $10,000 investment in the Delaware VIP Growth Equity Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 1000 Growth Index and the Russell 3000 Growth Index for the period from Dec. 31, 2009 through Dec. 31, 2019.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the US equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Growth Equity Series-4

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,091.80	0.83%	$4.38

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Growth Equity Series-5

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	99.53%
Communication Services	9.11%
Consumer Discretionary	11.97%
Consumer Staples	4.20%
Energy	0.70%
Financials	5.53%
Healthcare	18.89%
Industrials	12.05%
Information Technology[1]	37.08%
Short-Term Investments	0.55%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Office/Business Equipments, Software, and Telecommunications. As of Dec. 31, 2019, such amounts, as a percentage of total net assets, were 6.29%, 9.56%, 3.28%, 15.71%, and 2.24%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Adobe	4.23%
Microsoft	4.06%
Fortinet	4.00%
Alphabet Class A	3.79%
Cadence Design Systems	3.74%
Zebra Technologies Class A	3.28%
Automatic Data Processing	3.26%
Facebook Class A	3.15%
PayPal Holdings	3.03%
Apple	3.00%

Growth Equity Series-6

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)
Common Stock – 99.53% ²
Communication Services – 9.11%
Alphabet Class A †	2,600	$3,482,414
Comcast Class A	44,500	2,001,165
Facebook Class A †	14,100	2,894,025

		8,377,604

Consumer Discretionary – 11.97%
AutoZone †	1,900	2,263,489
Burlington Stores †	9,800	2,234,694
Deckers Outdoor †	14,600	2,465,356
Dunkin’ Brands Group	23,500	1,775,190
Target	17,671	2,265,599

		11,004,328

Consumer Staples – 4.20%
Procter & Gamble	15,526	1,939,197
Walmart	16,228	1,928,536

		3,867,733

Energy – 0.70%
Chevron	5,360	645,934

		645,934

Financials – 5.53%
Bank of America	58,100	2,046,282
Discover Financial Services	16,390	1,390,200
US Bancorp	27,800	1,648,262

		5,084,744

Healthcare – 18.89%
Baxter International	26,500	2,215,930
Biogen †	5,500	1,632,015
Bristol-Myers Squibb	34,900	2,240,231
Centene †	42,900	2,697,123
Edwards Lifesciences †	9,300	2,169,597
Eli Lilly & Co.	19,986	2,626,760
Merck & Co.	18,700	1,700,765
Varian Medical Systems †	14,700	2,087,547

		17,369,968

Industrials – 12.05%
Alaska Air Group	29,500	1,998,625
Dover	22,500	2,593,350
EMCOR Group	22,200	1,915,860
Huntington Ingalls Industries	9,736	2,442,568

	Number of shares	Value (US $)
Common Stock ² (continued)
Industrials (continued)
Rockwell Automation	10,500	$2,128,035

		11,078,438

Information Technology – 37.08%
Adobe †	11,800	3,891,757
Akamai Technologies †	21,600	1,865,808
Apple	9,400	2,760,310
Automatic Data Processing	17,581	2,997,561
Cadence Design Systems †	49,600	3,440,256
Ciena†	48,300	2,061,927
EPAM Systems †	11,100	2,354,976
Fortinet †	34,457	3,678,629
Microsoft	23,700	3,737,490
Oracle	28,500	1,509,930
PayPal Holdings †	25,800	2,790,786
Zebra Technologies Class A †	11,800	3,014,192

		34,103,622

Total Common Stock (cost $69,507,273)		91,532,371

Short-Term Investments – 0.55%
Money Market Mutual Funds – 0.55%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	101,491	101,491
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	101,492	101,492
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	101,491	101,491
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	101,491	101,491
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	101,491	101,491

Total Short-Term Investments (cost $507,456)		507,456

Total Value of Securities – 100.08% (cost $70,014,729)	$92,039,827

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Growth Equity Series-7

Delaware VIP® Trust — Delaware VIP Growth Equity Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$92,039,827
Dividends and interest receivable	54,765
Receivable for series shares sold	4,458
Other assets	2,044

Total assets	92,101,094

Liabilities:
Investment management fees payable	41,649
Payable for series shares redeemed	39,869
Audit and tax fees payable	38,047
Accounting and administration expenses payable to non-affiliates	7,702
Reports and statements to shareholders expenses payable to non-affiliates	6,138
Other accrued expenses	2,703
Trustees’ fees and expenses payable	873
Accounting and administration expenses payable to affiliates	597
Dividend disbursing and transfer agent fees and expenses payable to affiliates	582
Pricing fees payable	275
Reports and statements to shareholders payable to affiliates	143
Legal fees payable to affiliates	141

Total liabilities	138,719

Total Net Assets	$91,962,375

Net Assets Consist of:
Paid-in capital	$63,879,404
Total distributable earnings (loss)	28,082,971

Total Net Assets	$91,962,375

Net Asset Value:
Standard Class:
Net assets	$91,962,375
Shares of beneficial interest outstanding, unlimited authorization, no par	5,563,633
Net asset value per share	$16.53
[1] Investments, at cost	$70,014,729

See accompanying notes, which are an integral part of the financial statements.

Growth Equity Series-8

Delaware VIP® Trust —

Delaware VIP Growth Equity Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$1,060,574
Interest	9,764

1,070,338

Expenses:
Management fees	619,321
Audit and tax fees	36,870
Reports and statements to shareholders	21,846
Accounting and administration expenses	12,341
Legal fees	8,714
Trustees’ fees and expenses	7,546
Custodian fees	5,720
Dividend disbursing and transfer agent fees and expenses	1,686
Other	5,467

719,511
Less expenses waived	(17,094)
Less expenses paid indirectly	(2,115)

Total operating expenses	700,302

Net Investment Income	370,036

Net Realized and Unrealized Gain:
Net realized gain on investments	5,687,837
Net change in unrealized appreciation (depreciation) of investments	12,086,317

Net Realized and Unrealized Gain	17,774,154

Net Increase in Net Assets Resulting from Operations	$18,144,190

Delaware VIP Trust—

Delaware VIP Growth Equity Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$370,036	$260,357
Net realized gain	5,687,837	4,817,300
Net change in unrealized appreciation (depreciation)	12,086,317	(8,481,984)

Net increase (decrease) in net assets resulting from operations	18,144,190	(3,404,327)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(5,077,656)	(5,263,578)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	7,067,713	11,136,982

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,077,656	5,263,578

	12,145,369	16,400,560

Cost of shares redeemed:
Standard Class	(6,878,222)	(3,933,445)

Increase in net assets derived from capital share transactions	5,267,147	12,467,115

Net Increase in Net Assets	18,333,681	3,799,210

Net Assets:
Beginning of year	73,628,694	69,829,484

End of year	$91,962,375	$73,628,694

See accompanying notes, which are an integral part of the financial statements.

Growth Equity Series-9

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth Equity Series Standard Class Year ended
	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$14.14	$15.87	$13.37	$13.98	$14.34

Income (loss) from investment operations:
Net investment income[2]	0.07	0.05	0.06	0.08	0.09
Net realized and unrealized gain (loss)	3.28	(0.57)	3.97	0.36	0.38

Total from investment operations	3.35	(0.52)	4.03	0.44	0.47

Less dividends and distributions from:
Net investment income	(0.05)	(0.06)	(0.08)	(0.09)	(0.05)
Net realized gain	(0.91)	(1.15)	(1.45)	(0.96)	(0.78)

Total dividends and distributions	(0.96)	(1.21)	(1.53)	(1.05)	(0.83)

Net asset value, end of period	$16.53	$14.14	$15.87	$13.37	$13.98

Total return[3]	24.35%[4]	(3.79% )	32.80%	4.04%	3.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,962	$73,629	$69,829	$52,433	$47,997
Ratio of expenses to average net assets[5]	0.82%	0.81%	0.81%	0.83%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%	0.81%	0.81%	0.83%	0.83%
Ratio of net investment income to average net assets	0.43%	0.34%	0.40%	0.61%	0.65%
Ratio of net investment income to average net assets prior to fees waived	0.41%	0.34%	0.40%	0.61%	0.65%
Portfolio turnover	45%	31%	52%	64%	43%

[1]

On Oct. 4, 2019, the First Investors Life Series Select Growth Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Select Growth Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

Growth Equity Series-10

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Select Growth Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares and pays distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $2,115 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing

Growth Equity Series-11

Delaware VIP® Growth Equity Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, Smith Asset Management Group, L.P. (Smith) furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays Smith a fee, which is based on 0.20% of the aggregate average daily net assets of the Series and Delaware Growth Equity Fund.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,721 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,605 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $438 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

Growth Equity Series-12

Delaware VIP® Growth Equity Series

Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$47,784,686
Sales	45,891,983

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$70,014,729	$22,335,050	$(309,952)	$22,025,098

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$91,532,371
Short-Term Investments	507,456

Total Value of Securities	$92,039,827

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

Growth Equity Series-13

Delaware VIP® Growth Equity Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$275,771	$243,760
Long-term capital gain	4,801,885	5,019,818

Total	$5,077,656	$5,263,578

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$63,879,404
Undistributed ordinary income	370,036
Undistributed long-term capital gains	5,687,837
Net unrealized appreciation on investments	22,025,098

Net assets	$91,962,375

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	467,704	707,116
Shares issued upon reinvestment of dividends and distributions:
Standard Class	336,714	347,890

	804,418	1,055,006

Shares redeemed:
Standard Class	(447,536)	(247,891)

Net increase	356,882	807,115

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are

Growth Equity Series-14

Delaware VIP® Growth Equity Series

Notes to financial statements (continued)

8. Securities Lending (continued)

the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3

Growth Equity Series-15

Delaware VIP® Growth Equity Series

Notes to financial statements (continued)

11. Recent Accounting Pronouncements (continued)

fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Growth Equity Series-16

Delaware VIP® Trust—Delaware VIP Growth Equity Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Select Growth Fund (subsequent to reorganization, known as Delaware VIP Growth Equity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Growth Equity Series-17

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
94.57%	5.43%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Growth Equity Series-18

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Growth Equity Series-19

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

(May 2004–Present)

Director —

Drexel Morgan & Co.

(2015–Present)

Director and Audit

Committee Member —

vTv Therapeutics LLC

(2017–Present)

Director and Audit Committee

Member — FS Credit Real

Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve

Bank of Philadelphia

(January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic Planning

and Reserves Committee

and Nominating

and Governance Committee

Member — Callon

Petroleum Company

(December 2019–Present)

Director; Audit Committee

Member — Carrizo

Oil & Gas, Inc.

(March 2018–December

2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc.

(December 2013-Present)

Director — HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Growth Equity Series-20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee

and Audit Committee

Member — H&R

Block Corporation

(July 2008–Present)

Director; Chair of Investments

Committee and Audit

Committee Member —

Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and

Governance Committee

and Audit Committee

Member —

The Merger Fund

(2013–Present),

The Merger Fund VL

(2013–Present);

WCM Alternatives:

Event-Driven Fund

(2013–Present),

and WCM Alternatives:

Credit Event Fund

(December 2017–Present)

Director; Chair of

Governance Committee

and Audit Committee

Member — International

Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Growth Equity Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Growth Equity Series-22

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPGE 22495 (2/20) (1076649)	Growth Equity Series-23

Delaware VIP® Trust

Delaware VIP International Series

(formerly, First Investors Life Series International Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® International Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Series

Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund. Delaware VIP International Series transitioned from a diversified fund to a non-diversified fund during this period.

For the fiscal year ended Dec. 31, 2019, Delaware VIP International Series (the “Series”) Standard Class shares gained 24.91%. This figure reflects all dividends reinvested. The Series’ benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, advanced 22.01% (net) and 22.66% (gross) for the same period.

During the fourth quarter of 2018, prior to the fiscal year, there was a sharp decline in the valuation of risky assets. But early in 2019, equity prices began to recover. Admittedly, there were plenty of reasons for equity investors to be concerned, notably the continuing disputes between the United States and several of its most important trading partners. The looming prospect of Brexit continued to create doubt about the United Kingdom’s economic and political outlook. Despite these uncertainties, equities generally performed well over the 12 months ended Dec. 31, 2019.

During the fiscal year, the spot price of West Texas Intermediate (WTI) oil rose by nearly 35%, while the spot price of gold climbed about 18%. Broader-based commodity indices also showed fairly strong performance. The total return of the energy-intensive S&P GSCI as about 18% for the year, while the broad-based Thomson Reuters/CoreCommodity CRB Index rose almost 12% over the 12-month period.

Risk-free interest rates continued to decline over the course of the fiscal year. The yield on US 10-year Treasurys was 2.7% at the end of December 2018 but fell to roughly 1.8% by the end of December 2019. In Japan, the yield on 10-year government bonds was roughly zero at the end of December 2018, dipped into negative territory mid-year, and then returned to near zero by the end of the year. In Germany, 10-year government bonds offered barely positive yields at the end of December 2018, dropping to negative levels at the end of December 2019.

These declines in interest rates led to unusually high total returns for fixed income investors during the 12-month period, but it seems unlikely, in our view, that risk-free interest rates around the world can continue to decline significantly from current levels. The limited scope for further declines in interest rates may cause equities to look relatively more appealing to asset owners with longer investment horizons. Although some market observers believe that falling interest rates and weak commodity returns indicate an economic slowdown, equity investors appeared to shrug off these warning signals.

Source: Bloomberg.

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

Constellation Software Inc., a Canadian-listed conglomerate of mission-critical niche software businesses in the private and public sectors, was a leading contributor during the fiscal period. Constellation Software benefited from vibrant acquisition opportunities and stable organic growth. The company also announced a special dividend for investors early in 2019. Constellation Software grows through bolt-on acquisitions and the industry is still quite fragmented. We believe the business is predictable because customers usually do not switch to a competitor’s product and they pay annual maintenance fees.

Nestlé SA also contributed to the Series’ performance during the reporting period. Nestlé’s organic growth exceeded expectations early in the period with particularly strong growth from its Petcare and Nutrition & Health Science units. We continue to believe Nestlé is well positioned with strong brands and meaningful exposure to faster growing emerging markets. During the second quarter of 2019, Nestlé continued its steady progress following good first-quarter results, an informative investor conference, and progress on the $10-billion sale of its skin health business. Nestlé delivers low- to mid-single-digit, constant currency, organic sales growth consistently, driven by its focus on health and wellness, its diversified geographic exposure, and its wide product range. Under its new CEO, Nestlé is also more concentrated on margin improvement and focused on its faster-growing categories while disposing of those that grow slower.

Reckitt Benckiser Group underperformed during the reporting period, as Indivior PLC, a pharmaceutical company that Reckitt Benckiser spun off five years ago, was indicted on charges by the US Department of Justice concerning the sale of an opioid treatment beginning in 2010. The market worried over the amount of risk this might entail for Reckitt. We sold Reckitt and reallocated capital to what we viewed as better opportunities.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

International Series-1

Delaware VIP® Trust — Delaware VIP International Series

Portfolio management review (continued)	January 7, 2020 (Unaudited)

British American Tobacco PLC also detracted from the Series’ performance following Phillip Morris International Inc.’s announcement that uptake in Japan of its leading Heat-Not-Burn product was weaker than expected. The announcement highlighted to investors the current uncertainty in the nicotine delivery space. We sold British American Tobacco and reallocated capital to improved prospects, in our view.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

International Series-2

Delaware VIP® Trust — Delaware VIP International Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on April 16, 1990)	+24.91%	+13.42%	+7.66%	+8.11%	—

MSCI EAFE Index (net)	+22.01%	+9.56%	+5.67%	+5.50%	—

MSCI EAFE Index (gross)	+22.66%	+10.11%	+6.18%	+5.99%	—

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.86%, while total operating expenses for Standard Class shares were 0.99%. The management fee for Standard Class shares was 0.85%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

International Series-3

Delaware VIP® International Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019		Starting value	Ending value
—	Delaware VIP International Series (Standard Class)	$10,000	$21,818
---	MSCI EAFE Index (gross)	$10,000	$17,899
---	MSCI EAFE Index (net)	$10,000	$17,085

The graph shows a $10,000 investment in the Delaware VIP International Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2009 through Dec. 31, 2019. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The S&P GSCI (formerly Goldman Sachs Commodity Index), mentioned on page 1, is a world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

The Thomson Reuters/CoreCommodity CRB Index, mentioned on page 1, is a widely recognized measure of global commodities markets. It is made up of 19 components considered to be significant commodities, including silver, sugar, wheat, aluminum, and soy beans.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International Series-4

Delaware VIP® Trust — Delaware VIP International Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,050.40	0.80%	$4.13
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

International Series-5

Delaware VIP® Trust — Delaware VIP International Series

Security type / country and sector allocations

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	97.86%
Denmark	6.71%
France	25.27%
Germany	6.61%
Ireland	1.43%
Japan	21.50%
Netherlands	7.11%
Sweden	3.95%
Switzerland	15.31%
United Kingdom	9.97%
Exchange-Traded Funds	1.97%
Total Value of Securities	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Communication Services	13.16%
Consumer Discretionary	10.73%
Consumer Staples[1]	38.04%
Healthcare	18.30%
Industrials	12.04%
Materials	5.59%
Total	97.86%

[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Dairy Products, Miscellaneous/Diversified, and Retail. As of Dec. 31, 2019, such amounts, as a percentage of total net assets, were 8.37%, 1.78%, 6.55%, 7.14%, and 14.20%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Consumer Staples sector for financial reporting purposes may exceed 25%.

International Series-6

Delaware VIP® Trust — Delaware VIP International Series

Schedule of investments

December 31, 2019

	Number of	Value
	shares	(US $)
Common Stock – 97.86% Δ
Denmark – 6.71%
Novo Nordisk Class B	192,580	$11,159,786

		11,159,786

France – 25.27%
Air Liquide	65,680	9,297,565
Danone	131,340	10,887,249
Orange †	426,730	6,280,059
Publicis Groupe	178,550	8,083,282
Sodexo	62,880	7,451,758

		41,999,913

Germany – 6.61%
adidas AG	8,400	2,730,577
Fresenius Medical Care AG & Co.	112,170	8,258,834

		10,989,411

Ireland – 1.43%
Kerry Group Class A	19,050	2,374,028

		2,374,028

Japan – 21.50%
Asahi Group Holdings	102,200	4,662,417
Kao	35,800	2,952,609
KDDI	251,800	7,512,799
Kirin Holdings	96,100	2,097,535
Lawson	65,600	3,723,629
Makita	126,100	4,354,848
Secom	26,600	2,373,857
Seven & i Holdings	219,800	8,056,865

		35,734,559

	Number of	Value
	shares	(US $)
Common Stock Δ (continued)
Netherlands – 7.11%
Koninklijke Ahold Delhaize	472,740	$11,822,424

		11,822,424

Sweden – 3.95%
Securitas Class B	380,890	6,562,438

		6,562,438

Switzerland – 15.31%
Nestle	87,630	9,487,286
Roche Holding	33,840	10,998,095
Swatch Group	17,740	4,953,104

		25,438,485

United Kingdom – 9.97%
Diageo	168,760	7,154,381
G4S	2,325,700	6,715,756
Next	29,070	2,702,360

		16,572,497

Total Common Stock (cost $150,916,431)		162,653,541

Exchange-Traded Funds – 1.97%
iShares MSCI EAFE ETF	715	49,650
Vanguard FTSE Developed Markets ETF	73,240	3,226,954

Total Exchange-Traded Funds (cost $3,020,580)		3,276,604

Total Value of Securities – 99.83% (cost $153,937,011)	$165,930,145

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at Dec. 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	EUR	(82,234)	USD	92,027	1/2/20	$—	$(227)
BNYM	GBP	(16,910)	USD	22,413	1/3/20	11	—
BNYM	SEK	243,769	USD	(26,030)	1/2/20	—	(1)
BNYM	SEK	(316,845)	USD	33,833	1/2/20	2	—
Total Foreign Currency Exchange Contracts						$ 13	$(228)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

International Series-7

Delaware VIP® International Series

Schedule of investments (continued)

Summary of abbreviations:

BNYM – The Bank of New York Mellon

EAFE – Europe, Australasia, and the Far East

ETF – Exchange-Traded Fund

EUR – Euro

FTSE – Financial Times Stock Exchange 100 Index

GBP – British Pound Sterling

MSCI – Morgan Stanley Capital International

SEK – Swedish Krona

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

International Series-8

Delaware VIP® Trust — Delaware VIP International Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$165,930,145
Foreign currencies, at value[2]	160,364
Foreign tax reclaims receivable	213,320
Receivable for securities sold	126,071
Dividends and interest receivable	103,552
Receivable for series shares sold	4,562
Unrealized appreciation on foreign currency exchange contracts	13
Other assets	4,904

Total assets	166,542,931

Liabilities:
Cash due to custodian	115,519
Investment management fees payable	89,391
Audit and tax fees payable	40,097
Payable for securities purchased	26,026
Payable for series shares redeemed	18,960
Other accrued expenses	17,393
Reports and statements to shareholders expenses payable to non-affiliates	9,985
Accounting and administration fees payable to non-affiliates	9,250
Pricing fees payable	2,500
Trustees’ fees and expenses payable	1,643
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,054
Accounting and administration expenses payable to affiliates	806
Reports and statements to shareholders expenses payable to affiliates	263
Legal fees payable to affiliates	257
Unrealized depreciation on foreign currency exchange contracts	228

Total liabilities	333,372

Total Net Assets	$166,209,559

Net Assets Consist of:
Paid-in capital	$114,902,412
Total distributable earnings (loss)	51,307,147

Total Net Assets	$166,209,559

Net Asset Value:
Standard Class:
Net assets	$166,209,559
Shares of beneficial interest outstanding, unlimited authorization, no par	6,648,854
Net asset value per share	$25.00

[1]Investments, at cost	$153,937,011
[2]Foreign currencies, at cost	158,833

See accompanying notes, which are an integral part of the financial statements.

International Series-9

Delaware VIP® Trust —

Delaware VIP International Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$2,526,679
Interest	55,173
Foreign tax withheld	(34,418)

2,547,434

Expenses:
Management fees	1,245,176
Audit and tax fees	38,919
Custodian fees	37,379
Reports and statements to shareholders	30,158
Accounting and administration expenses	15,238
Trustees’ fees and expenses	14,256
Legal fees	3,673
Dividend disbursing and transfer agent fees and expenses	3,135
Other	12,491

1,400,425
Less expenses waived	(59,983)
Less expenses paid indirectly	(779)

Total operating expenses	1,339,663

Net Investment Income	1,207,771

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	40,852,757
Foreign currencies	(2,404,958)
Foreign currency exchange contracts	(101,031)

Net realized gain	38,346,768

Net change in unrealized appreciation (depreciation) of:
Investments	(4,744,929)
Foreign currencies	2,238
Foreign currency exchange contracts	(215)

Net change in unrealized appreciation (depreciation)	(4,742,906)

Net Realized and Unrealized Gain	33,603,862

Net Increase in Net Assets Resulting from Operations	$34,811,633

Delaware VIP Trust —

Delaware VIP International Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,207,771	$1,315,927
Net realized gain	38,346,768	13,130,271
Net change in unrealized appreciation (depreciation)	(4,742,906)	(34,079,938)

Net increase (decrease) in net assets resulting from operations	34,811,633	(19,633,740)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(14,342,500)	(8,452,691)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,072,061	8,719,408
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	14,342,500	8,452,691

	17,414,561	17,172,099

Cost of shares redeemed:
Standard Class	(13,922,284)	(6,965,544)

Increase in net assets derived from capital share transactions	3,492,277	10,206,555

Net Increase (Decrease) in Net Assets	23,961,410	(17,879,876)

Net Assets:
Beginning of year	142,248,149	160,128,025

End of year	$166,209,559	$142,248,149

1Includes $115,119 capital gains taxes paid.

See accompanying notes, which are an integral part of the financial statements.

International Series-10

Delaware VIP® Trust — Delaware VIP International Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Series Standard Class Year ended

	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$22.08	$26.57	$20.22	$21.38	$20.88

Income (loss) from investment operations:
Net investment income[2]	0.18	0.21	0.22	0.27	0.26
Net realized and unrealized gain (loss)	4.97	(3.29)	6.38	(1.17)	0.47

Total from investment operations	5.15	(3.08)	6.60	(0.90)	0.73

Less dividends and distributions from:
Net investment income	(0.19)	(0.21)	(0.25)	(0.26)	(0.23)
Net realized gain	(2.04)	(1.20)	—	—	—

Total dividends and distributions	(2.23)	(1.41)	(0.25)	(0.26)	(0.23)

Net asset value, end of period	$25.00	$22.08	$26.57	$20.22	$21.38

Total return[3]	24.91%[4]	(12.16%)	32.96%	(4.20%)	3.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,210	$142,248	$160,128	$124,439	$133,691
Ratio of expenses to average net assets[5]	0.83%	0.86%	0.84%	0.87%	0.87%
Ratio of expenses to average net assets prior to fees waived[5]	0.87%	0.86%	0.84%	0.87%	0.87%
Ratio of net investment income to average net assets	0.75%	0.84%	0.90%	1.28%	1.22%
Ratio of net investment income to average net assets prior to fees waived	0.71%	0.84%	0.90%	1.28%	1.22%
Portfolio turnover	144%[6]	50%	29%	37%	27%

[1]

On Oct. 4, 2019, the First Investors Life Series International Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series International Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

International Series-11

Delaware VIP® Trust — Delaware VIP International Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP International Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series International Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV) per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Underlying Funds – The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. A Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments attributable to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency

International Series-12

Delaware VIP® International Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $779 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series received no earnings credit under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.86% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted

International Series-13

Delaware VIP® International Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $2,335 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $2,986 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $814 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$221,544,640
Sales	224,218,196

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments and Derivatives	Aggregate Unrealized Depreciation of Investments and Derivatives	Net Unrealized Appreciation of Investments and Derivatives
$153,950,104	$15,334,402	$(3,354,576)	$11,979,826

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

International Series-14

Delaware VIP® International Series

Notes to financial statements (continued)

3. Investments (continued)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1	Level 2	Total
Assets:
Common Stock
Denmark	$—	$11,159,786	$11,159,786
France	41,999,913	—	41,999,913
Germany	2,730,577	8,258,834	10,989,411
Ireland	2,374,028	—	2,374,028
Japan	—	35,734,559	35,734,559
Netherlands	11,822,424	—	11,822,424
Sweden	—	6,562,438	6,562,438
Switzerland	—	25,438,485	25,438,485
United Kingdom	16,572,497	—	16,572,497
Exchange-Traded Funds	3,276,604	—	3,276,604

Total Value of Securities	$78,776,043	$87,154,102	$165,930,145

Derivatives[1]
Assets:
Foreign Currency Exchange Contract	$—	$13	$13

Liabilities:
Foreign Currency Exchange Contracts	$—	$(228)	$(228)

1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

As a result of utilizing international fair value pricing at Dec. 31, 2019, a portion of the common stock in the portfolio was categorized as Level 2.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

International Series-15

Delaware VIP® International Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$ 1,247,879	$1,252,901
Long-term capital gains	13,094,621	7,199,790

	$14,342,500	$8,452,691

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$114,902,412
Undistributed ordinary income	10,292,688
Undistributed long-term capital gains	29,034,633
Net unrealized appreciation on investments and derivatives	11,979,826

Net assets	$166,209,559

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of forward currency contracts.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	132,352	355,497
Shares issued upon reinvestment of dividends and distributions:
Standard Class	662,471	342,492

	794,823	697,989

Shares redeemed:
Standard Class	(587,301)	(282,708)

Net increase	207,522	415,281

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

International Series-16

Delaware VIP® International Series

Notes to financial statements (continued)

8. Derivatives (continued)

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2019, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the US dollar value of a security between trade date and settlement date, to hedge the value of securities it already owns which are denominated in foreign currencies, and to facilitate or expedite the settlement of portfolio transactions.

At Dec. 31, 2019, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

The table below summarizes the quarterly average balance of derivative holdings by the Series during the year ended Dec. 31, 2019.

	Long	Short
	Derivatives	Derivatives
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$24,449	$ –

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2019, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
The Bank of New York Mellon	$13	$(228)	$(215)

International Series-17

Delaware VIP® International Series

Notes to financial statements (continued)

9. Offsetting (continued)

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
The Bank of New York Mellon	$(215)	$—	$—	$—	$—	$(215)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

International Series-18

Delaware VIP® International Series

Notes to financial statements (continued)

11. Credit and Market Risk (continued)

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

International Series-19

Delaware VIP® Trust — Delaware VIP International Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series International Fund (subsequent to reorganization, known as Delaware VIP International Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

International Series-20

Delaware VIP® Trust — Delaware VIP International Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long- Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
91.30%	8.70%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

International Series-21

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett	Chair and Trustee	Trustee since	Private Investor	95	None
2005 Market Street		March 2005	(March 2004–Present)
Philadelphia, PA 19103

October 1947		Chair since March 2015
Jerome D. Abernathy	Trustee	Since	Managing Member,	95	None
2005 Market Street		January 2019	Stonebrook Capital
Philadelphia, PA 19103			Management, LLC
(financial technology: macro
July 1959			factors and databases)
(January 1993–Present)
Ann D. Borowiec	Trustee	Since	Chief Executive Officer,	95	Director —
2005 Market Street		March 2015	Private Wealth Management		Banco Santander International
Philadelphia, PA 19103			(2011–2013) and Market Manager,		(October 2016–December
			New Jersey Private Bank		2019)
November 1958			(2005–2011) —
			J.P. Morgan Chase & Co.		Director —
Santander Bank, N.A.
(December 2016–December
2019)
Joseph W. Chow	Trustee	Since	Private Investor	95	Director and Audit
2005 Market Street		January 2013	(April 2011–Present)		Committee
Philadelphia, PA 19103					Member — Hercules
Technology Growth
January 1953					Capital, Inc.
(July 2004–July 2014)

International Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co.
(2015–Present) Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia
(January 2020–Present)

Lucinda S. Landreth	Trustee	Since	Private Investor	95	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia, PA 19103

June 1947

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

International Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95	Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

					Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund

(2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund

(2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

International Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPINT 22496 (2/20) (1076649)	International Series-26

Delaware VIP® Trust

Delaware VIP Investment Grade Series

(formerly, First Investors Life Series Investment Grade Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Investment Grade Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Investment Grade Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek generate a maximum level of income consistent with investment primarily in investment grade debt securities.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Investment Grade Series (the “Series”) Standard Class shares gained 12.62%. The Series’ Service Class shares gained 0.37% since its inception date (Oct. 31, 2019). Both figures reflect all dividends reinvested. The Series’ benchmark, the Bloomberg Barclays US Corporate Investment Grade Index, advanced 14.54% for the 1-year period. The Series changed its broad-based securities index from the ICE BofA US Corporate Index to the Bloomberg Barclays US Corporate Investment Grade Index as of Oct. 4, 2019. The Series elected to use the new index because it more closely reflected the Series’ investment strategies.

The major theme of the Series’ fiscal year was the great monetary policy pivot. The period began with the US Treasury yield above 3% and the US Federal Reserve contemplating four additional rate hikes heading into 2019. While the Fed had raised rates at the end of the prior fiscal period, by early 2019 it was apparent that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

As 2019 began, economic indicators in the US began to flash yellow while global financial conditions were flashing red. The liquidity-induced risk-assets selloff at the end of 2018 reflected what we believe to be the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, declining global manufacturing activity, the continuing US-China trade war, and the ongoing Brexit drama. Many investors saw the yield-curve inversion and the August peak of $17 trillion worldwide in negative-yielding debt as signals of a potential recession.

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, the Fed first signaled a hold on further rate hikes and then terminated quantitative tightening (QT) and balance-sheet reductions. Three interest rate cuts of 0.25 percentage points each followed in July, September, and October.

The massive liquidity infusion, coupled with the December announcement of a Phase 1 trade agreement with China, sent both interest rates and risk premiums significantly lower. Fixed income delivered its strongest total return since 2002, finishing the year with investors in a frenzied search for yield. We believe the fiscal year was a good example of the potential benefit of owning bonds as part of a diversified investment portfolio. During the period, bonds provided a stabilizing benefit and a return competitive with that of equities.

Entering fiscal year 2019, we assessed that long-standing secular factors would continue to drive asset markets and global economic growth and inflation. These included aging demographics, rising debt, and increased digitization, which have for decades held down growth and inflation. In recent years, two additional themes have emerged: increased dependency of asset prices on monetary policy, and deglobalization, seen in the form of rising populism. With that as a backdrop, we resisted reacting to short-term headlines, such as Brexit, the US-China trade dispute, or pockets of global unrest. Instead, we focused on the underlying issues.

Source: Bloomberg.

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

The Series invests in investment grade fixed income securities and, as such, most of its assets were invested in investment grade corporate bonds. During the reporting period, the Series also had as much as 8.5% of its assets invested in high yield securities and 3.0% invested in US Treasurys.

The Series underperformed the ICE BofA US Corporate Index during the reporting period. The relative underperformance was predominantly a function of the Series’ underweight in corporate bonds with maturities greater than 10 years, which had the largest returns during the period. The Series benefited from its overweight in the BBB-rated bonds, which had the highest returns among different rating categories. The Series’ exposure to high yield detracted from performance as high yield underperformed investment grade corporate bonds during the reporting period.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.
Investment Grade Series-1

Delaware VIP® Trust — Delaware VIP Investment Grade Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.
Investment Grade Series-2

Delaware VIP® Trust — Delaware VIP Investment Grade Series
Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Investment Grade Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Jan. 7, 1992)	+12.62%	+4.94%	+3.80%	+5.03%	—

Service Class shares (commenced operations on Oct. 31, 2019)	—	—	—	—	+0.37%

Bloomberg Barclays US Corporate Investment Grade Index (current benchmark)	+14.54%	+5.92%	+4.60%	+5.54%	—

ICE BofA US Corporate Index (former benchmark)	+14.23%	+5.94%	+4.60%	+5.60%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.66% and 0.96%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.66% and 0.96%, respectively. The management fee for Standard Class and Service Class shares was 0.50%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.69% of the Series’ average daily net assets for the Standard Class and 0.99% for the Service Class from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Investment Grade Series-3

Delaware VIP® Investment Grade Series

Performance summary (Unaudited) (continued)

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

For period beginning Dec. 31, 2009 through Dec. 31, 2019		Starting value	Ending value
– –	ICE BofA US Corporate Index	$10,000	$17,238
– –	Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$17,154
––	Delaware VIP Investment Grade Series (Standard Class)	$10,000	$16,336

The graph shows a $10,000 investment in the Delaware VIP Investment Grade Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index and the ICE BofA US Corporate Index for the period from Dec. 31, 2009 through Dec. 31, 2019.

The Bloomberg Barclays US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

The ICE BofA US Corporate Index tracks the performance of US dollar-denominated investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Investment Grade Series-4

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,031.80	0.76%	$3.89
Service Class**	1,000.00	1,003.70	0.99%	1.66

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.37	0.76%	$3.87
Service Class**	1,000.00	1,020.21	0.99%	5.04

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The Service Class shares commenced operations on Oct. 31, 2019. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual ”are equal to the Service Class annualized expense ratio, multiplied by 61/365 (to reflect the actual days since inception).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Investment Grade Series-5

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Security type / sector allocation

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Corporate Bonds	95.59%
Banking	18.09%
Basic Industry	5.28%
Brokerage	0.35%
Capital Goods	3.98%
Communications	12.82%
Consumer Cyclical	4.21%
Consumer Non-Cyclical	10.28%
Electric	11.14%
Energy	11.00%
Finance Companies	2.60%
Insurance	2.39%
Natural Gas	1.31%
Real Estate Investment Trusts	1.87%
Technology	7.94%
Transportation	1.23%
Utilities	1.10%
US Treasury Obligations	2.74%
Preferred Stock	0.72%
Short-Term Investments	0.09%
Total Value of Securities	99.14%
Receivables and Other Assets Net of Liabilities	0.86%
Total Net Assets	100.00%

Investment Grade Series-6

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Schedule of investments

December 31, 2019

	Principal amount°	Value (US $)

Corporate Bonds – 95.59%
Banking – 18.09%
Banco Bilbao Vizcaya Argentaria 6.50%µy	200,000	$212,000
Bank of America
2.456% 10/22/25 µ	285,000	286,832
3.458% 3/15/25 µ	425,000	443,884
5.125%µy	280,000	296,534
Bank of New York Mellon 3.25% 9/11/24	610,000	640,911
BBVA USA
2.875% 6/29/22	250,000	253,533
3.875% 4/10/25	250,000	262,555
Citibank
2.844% 5/20/22 µ	250,000	253,057
3.165% 2/19/22 µ	390,000	395,077
Citigroup 4.044% 6/1/24 µ	155,000	163,968
Citizens Financial Group 2.85% 7/27/26	380,000	387,059
Credit Suisse Group
144A 2.593% 9/11/25 #µ	505,000	506,748
144A 6.375%#µy	210,000	226,905
Fifth Third Bancorp 2.375% 1/28/25	145,000	145,197
Fifth Third Bank 3.85% 3/15/26	410,000	436,712
Goldman Sachs Group 4.95%µy	350,000	363,256
JPMorgan Chase & Co.
4.023% 12/5/24 µ	295,000	314,574
5.00%µy	325,000	338,406
KeyBank 3.40% 5/20/26	605,000	630,021
Morgan Stanley
3.124% (LIBOR03M + 1.22%) 5/8/24 •	200,000	203,673
5.00% 11/24/25	450,000	506,847
PNC Bank 4.05% 7/26/28	250,000	274,350
PNC Financial Services Group 2.60% 7/23/26	530,000	537,093
Regions Financial 3.80% 8/14/23	195,000	206,420
Royal Bank of Scotland Group
3.754% 11/1/29 µ	200,000	204,213
8.625%µy	205,000	222,030
Santander UK 144A 5.00% 11/7/23 #	200,000	215,364
Truist Bank 2.636% 9/17/29 µ	695,000	694,726
UBS 7.625% 8/17/22	250,000	281,926
UBS Group
144A 3.126% 8/13/30 #µ	200,000	203,708
6.875%µy	200,000	208,550
US Bancorp 3.00% 7/30/29	865,000	893,888

		11,210,017

Basic Industry – 5.28%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	545,000	562,723
Methanex 5.25% 12/15/29	315,000	325,690
Newmont Goldcorp 2.80% 10/1/29	550,000	545,251

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Packaging Corp. of America 3.00% 12/15/29	470,000	$472,695
RPM International 4.55% 3/1/29	170,000	184,136
Sherwin-Williams 2.95% 8/15/29	495,000	501,738
Steel Dynamics
2.80% 12/15/24	105,000	105,693
3.45% 4/15/30	205,000	207,561
Teck Resources 6.25% 7/15/41	320,000	366,668

		3,272,155

Brokerage – 0.35%
Jefferies Group
4.15% 1/23/30	100,000	105,993
6.50% 1/20/43	90,000	107,201

		213,194

Capital Goods – 3.98%
Ingersoll-Rand Luxembourg Finance 3.80% 3/21/29	240,000	257,616
Johnson Controls International 5.00% 3/30/20	500,000	503,242
L3Harris Technologies
2.90% 12/15/29	130,000	132,143
144A 3.85% 6/15/23 #	95,000	100,083
144A 4.40% 6/15/28 #	470,000	523,777
Roper Technologies 2.35% 9/15/24	480,000	482,842
United Technologies 3.65% 8/16/23	440,000	463,787

		2,463,490

Communications – 12.82%
AMC Networks 4.75% 8/1/25	156,000	156,910
American Tower 3.375% 5/15/24	325,000	337,474
AT&T
4.35% 3/1/29	295,000	328,024
4.50% 3/9/48	340,000	375,732
Charter Communications Operating
4.80% 3/1/50	230,000	242,101
4.908% 7/23/25	225,000	247,851
5.125% 7/1/49	25,000	27,173
Comcast
2.65% 2/1/30	275,000	276,111
3.45% 2/1/50	50,000	51,223
4.40% 8/15/35	390,000	457,018
Crown Castle International 5.25% 1/15/23	290,000	315,066
Diamond Sports Group 144A 5.375% 8/15/26 #	155,000	157,081
Discovery Communications
4.125% 5/15/29	405,000	437,513
5.20% 9/20/47	10,000	11,642
Fox
144A 4.03% 1/25/24 #	400,000	426,434
144A 4.709% 1/25/29 #	500,000	569,886

Investment Grade Series-7

Delaware VIP® Investment Grade Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Level 3 Financing 144A 3.875% 11/15/29 #	360,000	$363,366
Time Warner Cable 7.30% 7/1/38	320,000	417,158
Time Warner Entertainment 8.375% 3/15/23	290,000	342,323
Verizon Communications 4.50% 8/10/33	755,000	881,708
ViacomCBS 4.375% 3/15/43	495,000	524,615
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	200,000	212,120
Vodafone Group
4.25% 9/17/50	200,000	208,985
4.875% 6/19/49	495,000	574,640

		7,942,154

Consumer Cyclical – 4.21%
Dollar Tree 4.00% 5/15/25	265,000	283,456
Ford Motor Credit 8.125% 1/15/20	600,000	601,127
General Motors Financial
4.35% 4/9/25	430,000	460,780
5.25% 3/1/26	125,000	138,820
GLP Capital
3.35% 9/1/24	245,000	250,788
4.00% 1/15/30	270,000	276,216
Lowe’s
4.05% 5/3/47	115,000	124,056
4.55% 4/5/49	400,000	471,523

		2,606,766

Consumer Non-Cyclical – 10.28%
AbbVie
144A 2.60% 11/21/24 #	170,000	171,165
144A 2.95% 11/21/26 #	485,000	493,000
144A 4.05% 11/21/39 #	215,000	227,985
Alcon Finance 144A 2.75% 9/23/26 #	365,000	371,906
Amgen 4.663% 6/15/51	260,000	305,815
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	330,000	351,798
4.15% 1/23/25	460,000	500,758
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	710,000	732,986
Cigna
4.125% 11/15/25	230,000	249,660
144A 4.75% 11/15/21 #	450,000	471,801
Constellation Brands 3.15% 8/1/29	535,000	541,452
CVS Health
3.25% 8/15/29	130,000	132,201
4.78% 3/25/38	335,000	380,316
DH Europe Finance II
2.60% 11/15/29	330,000	329,007
3.25% 11/15/39	177,000	178,563
3.40% 11/15/49	8,000	8,160
Gilead Sciences 4.15% 3/1/47	375,000	417,123

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Mars 144A 3.20% 4/1/30 #	480,000	$508,087

		6,371,783

Electric – 11.14%
AEP Texas 3.45% 1/15/50	120,000	120,254
AES 4.50% 3/15/23	120,000	123,250
CenterPoint Energy 2.95% 3/1/30	620,000	611,689
Dominion Energy 4.65%µy	215,000	219,605
Duke Energy 4.875%µy	265,000	278,296
Duke Energy Indiana 3.25% 10/1/49	135,000	134,917
Edison International 3.125% 11/15/22	180,000	182,848
Emera 6.75% 6/15/76 µ	245,000	277,222
Entergy Arkansas 4.20% 4/1/49	340,000	396,974
Entergy Mississippi 3.85% 6/1/49	50,000	54,573
Entergy Texas 3.55% 9/30/49	115,000	117,319
Evergy 2.90% 9/15/29	480,000	478,033
FirstEnergy Transmission 144A 4.55% 4/1/49 #	255,000	291,857
Interstate Power & Light 4.10% 9/26/28	205,000	224,792
Louisville Gas & Electric 4.25% 4/1/49	350,000	403,204
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	105,000	113,825
NRG Energy
144A 3.75% 6/15/24 #	115,000	118,912
144A 4.45% 6/15/29 #	185,000	193,837
Southern California Edison
4.00% 4/1/47	135,000	141,927
4.20% 3/1/29	215,000	238,057
4.875% 3/1/49	285,000	337,568
Southwestern Electric Power 4.10% 9/15/28	605,000	661,767
Union Electric 3.25% 10/1/49	320,000	317,590
Vistra Operations
144A 3.55% 7/15/24 #	305,000	309,024
144A 3.70% 1/30/27 #	125,000	124,187
144A 4.30% 7/15/29 #	55,000	56,098
Xcel Energy
2.60% 12/1/29	260,000	257,523
3.50% 12/1/49	115,000	117,054

		6,902,202

Energy – 11.00%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	410,000	473,335
Continental Resources 5.00% 9/15/22	274,000	275,999
Energy Transfer Operating
5.25% 4/15/29	20,000	22,463
6.25% 4/15/49	275,000	331,422
6.625%µy	295,000	279,223
Eni 144A 4.25% 5/9/29 #	320,000	351,236
Husky Energy 4.40% 4/15/29	295,000	317,560
Magellan Midstream Partners 5.00% 3/1/26	500,000	564,479

Investment Grade Series-8

Delaware VIP® Investment Grade Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Marathon Oil 4.40% 7/15/27	555,000	$603,422
MPLX
4.125% 3/1/27	585,000	614,347
5.50% 2/15/49	135,000	153,154
Noble Energy
3.25% 10/15/29	160,000	161,468
3.90% 11/15/24	135,000	142,676
4.20% 10/15/49	275,000	276,727
NuStar Logistics 5.625% 4/28/27	153,000	157,491
Occidental Petroleum
2.90% 8/15/24	305,000	310,039
3.50% 8/15/29	250,000	255,059
ONEOK 7.50% 9/1/23	290,000	338,486
Sabine Pass Liquefaction 5.75% 5/15/24	345,000	384,833
Schlumberger Holdings 144A 4.30% 5/1/29 #	315,000	345,702
Targa Resources Partners 5.875% 4/15/26	152,000	161,785
Transcanada Trust 5.50% 9/15/79 µ	280,000	294,560

		6,815,466

Finance Companies – 2.60%
AerCap Ireland Capital 3.65% 7/21/27	150,000	154,525
Aviation Capital Group 144A 3.50% 11/1/27 #	300,000	301,935
Avolon Holdings Funding
144A 3.95% 7/1/24 #	190,000	198,237
144A 4.375% 5/1/26 #	120,000	126,906
144A 5.25% 5/15/24 #	275,000	300,986
International Lease Finance 8.25% 12/15/20	500,000	528,674

		1,611,263

Insurance – 2.39%
Brighthouse Financial 4.70% 6/22/47	495,000	458,893
Centene 144A 4.625% 12/15/29 #	115,000	121,406
Prudential Financial
3.70% 3/13/51	180,000	189,354
4.35% 2/25/50	60,000	69,051
Reinsurance Group of America 3.90% 5/15/29	470,000	501,241
SBL Holdings 144A 5.125% 11/13/26 #	140,000	140,844

		1,480,789

Natural Gas – 1.31%
Atmos Energy 3.375% 9/15/49	295,000	299,369
NiSource 2.95% 9/1/29	515,000	513,593

		812,962

Real Estate Investment Trusts – 1.87%
Alexandria Real Estate Equities 2.75% 12/15/29	175,000	172,866
CubeSmart 3.00% 2/15/30	490,000	484,411

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Simon Property Group 2.45% 9/13/29	200,000	$196,839
UDR 3.00% 8/15/31	305,000	305,518

		1,159,634

Technology – 7.94%
Amphenol 2.80% 2/15/30	375,000	371,735
Apple
2.05% 9/11/26	295,000	292,845
2.95% 9/11/49	185,000	179,678
Equinix 3.20% 11/18/29	310,000	311,727
Global Payments 2.65% 2/15/25	640,000	643,040
Intel
2.45% 11/15/29	325,000	324,034
3.25% 11/15/49	250,000	251,848
International Business Machines 3.00% 5/15/24	510,000	528,437
Microchip Technology
3.922% 6/1/21	75,000	76,710
4.333% 6/1/23	550,000	581,123
Micron Technology
4.663% 2/15/30	280,000	308,433
4.975% 2/6/26	180,000	199,821
NXP
144A 4.125% 6/1/21 #	200,000	205,082
144A 4.875% 3/1/24 #	445,000	485,425
SS&C Technologies 144A 5.50% 9/30/27 #	149,000	159,337

		4,919,275

Transportation – 1.23%
FedEx 4.05% 2/15/48	475,000	458,329
Norfolk Southern 4.15% 2/28/48	270,000	304,746

		763,075

Utilities – 1.10%
American Water Capital 3.45% 6/1/29	445,000	470,483
Aqua America 4.276% 5/1/49	190,000	212,966

		683,449

Total Corporate Bonds (cost $58,778,465)		59,227,674

US Treasury Obligations – 2.74%
US Treasury Bonds
2.25% 8/15/49	5,000	4,846
2.375% 11/15/49	380,000	378,396
3.00% 2/15/49	945,000	1,065,174
US Treasury Note 1.625% 8/15/29	255,000	248,272

Total US Treasury Obligations (cost $1,715,060)		1,696,688

Investment Grade Series-9

Delaware VIP® Investment Grade Series

Schedule of investments (continued)

	Number of shares	Value (US $)
Preferred Stock – 0.72%
Morgan Stanley 5.55%µ	440,000	$448,831

Total Preferred Stock (cost $447,137)		448,831

Short-Term Investments – 0.09%
Money Market Mutual Funds – 0.09%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	10,970	10,970
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	10,970	10,970
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	10,970	10,970

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	10,969	$10,969
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 1.45%)	10,969	10,969

Total Short-Term Investments (cost $54,848)		54,848

Total Value of Securities – 99.14% (cost $60,995,510)	$61,428,041

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $10,876,136, which represents 17.55% of the Series’ net assets. See Note 9 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

GS - Goldman Sachs

ICE - Intercontinental Exchange

LIBOR - London interbank offered rate

LIBOR03M - ICE LIBOR USD 3 Month

LIBOR06M - ICE LIBOR USD 6 Month

USD - US Dollar

See accompanying notes, which are an integral part of the financial statements.

Investment Grade Series-10

Delaware VIP® Trust — Delaware VIP Investment Grade Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$61,428,041
Dividends and interest receivable	637,765
Receivable for series shares sold	6,256
Receivable due from advisor	4,320
Other assets	2,125

Total assets	62,078,507

Liabilities:
Audit and tax fees payable	51,389
Payable for series shares redeemed	42,636
Accounting and administration expenses payable to non-affiliates	7,129
Reports and statements to shareholders expenses payable to non-affiliates	6,979
Pricing fees payable	3,750
Other accrued expenses	2,458
Trustees’ fees and expenses payable	630
Accounting and administration expenses payable to affiliates	515
Dividend disbursing and transfer agent fees and expenses payable to affiliates	397
Reports and statements to shareholders expenses payable to affiliates	100
Legal fees payable to affiliates	97
Distribution fees payable	2

Total liabilities	116,082

Total Net Assets	$61,962,425

Net Assets Consist of:
Paid-in capital	$58,467,516
Total distributable earnings (loss)	3,494,909

Total Net Assets	$61,962,425

Net Asset Value:
Standard Class:
Net assets	$61,952,388
Shares of beneficial interest outstanding, unlimited authorization, no par	5,622,588
Net asset value per share	$11.02

Service Class:
Net assets	$10,037
Shares of beneficial interest outstanding, unlimited authorization, no par	912
Net asset value per share	$11.01

[1]Investments, at cost	$60,995,510

See accompanying notes, which are an integral part of the financial statements.

Investment Grade Series-11

Delaware VIP® Trust —	Delaware VIP Trust —
Delaware VIP Investment Grade Series	Delaware VIP Investment Grade Series
Statement of operations	Statements of changes in net assets
Year ended December 31, 2019

Investment Income:
Interest	$2,228,140
Dividends	3,813

2,231,953

Expenses:
Management fees	440,268
Distribution expenses - Service Class	5
Audit and tax fees	50,211
Reports and statements to shareholders	20,323
Accounting and administration expenses	11,365
Trustees’ fees and expenses	5,704
Legal fees	4,686
Custodian fees	2,483
Dividend disbursing and transfer agent fees and expenses	1,205
Other	41,764

578,014
Less expenses waived	(107,705)
Less expenses paid indirectly	(1,592)

Total operating expenses	468,717

Net Investment Income	1,763,236

Net Realized and Unrealized Gain:
Net realized gain on investments	3,986,891
Net change in unrealized appreciation (depreciation) of investments	1,811,517

Net Realized and Unrealized Gain	5,798,408

Net Increase in Net Assets Resulting from Operations	$7,561,644

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,763,236	$1,947,725
Net realized gain (loss)	3,986,891	(192,933)
Net change in unrealized appreciation (depreciation)	1,811,517	(3,142,639)

Net increase (decrease) in net assets resulting from operations	7,561,644	(1,387,847)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,419,791)	(2,464,911)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	2,077,498	3,265,357
Service Class	10,000	—
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,419,791	2,464,911

	4,507,289	5,730,268

Cost of shares redeemed:
Standard Class	(9,316,846)	(6,410,479)

Decrease in net assets derived from capital share transactions	(4,809,557)	(680,211)

Net Increase (Decrease) in Net Assets	332,296	(4,532,969)

Net Assets:
Beginning of year	61,630,129	66,163,098

End of year	$61,962,425	$61,630,129

See accompanying notes, which are an integral part of the financial statements.

Investment Grade Series-12

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Investment Grade Series Standard Class Year ended
	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$10.18	$10.80	$10.73	$10.70	$11.20

Income (loss) from investment operations:
Net investment income[2]	0.29	0.31	0.31	0.33	0.34
Net realized and unrealized gain (loss)	0.95	(0.53)	0.18	0.15	(0.37)

Total from investment operations	1.24	(0.22)	0.49	0.48	(0.03)

Less dividends and distributions from:
Net investment income	(0.40)	(0.40)	(0.42)	(0.45)	(0.47)

Total dividends and distributions	(0.40)	(0.40)	(0.42)	(0.45)	(0.47)

Net asset value, end of period	$11.02	$10.18	$10.80	$10.73	$10.70

Total return[3]	12.62%	(2.03% )	4.72%	4.65%	(0.35% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,952	$61,630	$66,163	$64,095	$62,020
Ratio of expenses to average net assets[4]	0.73%	0.70%	0.68%	0.68%	0.68%
Ratio of expenses to average net assets prior to fees waived[4]	0.90%	0.85%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets	2.76%	3.05%	2.93%	3.02%	3.12%
Ratio of net investment income to average net assets prior to fees waived	2.59%	2.90%	2.78%	2.87%	2.97%
Portfolio turnover	157% [5]	53%	60%	40%	37%

[1]

On Oct. 4, 2019, the First Investors Life Series Investment Grade Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Investment Grade Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Investment Grade Series-13

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

Delaware VIP Investment Grade Series Service Class 10/31/19[1] to 12/31/19
Net asset value, beginning of period	$10.97

Income (loss) from investment operations:
Net investment income[2]	0.03
Net realized and unrealized gain	0.01

Total from investment operations	0.04

Net asset value, end of period	$11.01

Total return[3]	0.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10
Ratio of expenses to average net assets[4]	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.31%
Ratio of net investment income to average net assets	1.50%
Ratio of net investment income to average net assets prior to fees waived	1.18%
Portfolio turnover	157%[5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.
[6]	Portfolio turnover is representative of the Series for the entire year.

See accompanying notes, which are an integral part of the financial statements.

Investment Grade Series-14

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Investment Grade Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Investment Grade Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or

Investment Grade Series-15

Delaware VIP® Investment Grade Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1,592 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.69% of the Series’ average daily net assets for the Standard Class and 0.99% for the Service Class from Oct. 4, 2019 through Dec. 31, 2019.* From Jan. 1, 2019 through May 1, 2019, FIMCO, had waived to limit the advisory fee to 0.60% of the Series’ average daily net assets. There were no waiver from May 2, 2019 through Oct. 4, 2019. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,514 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,139 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

Investment Grade Series-16

Delaware VIP® Investment Grade Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Effective Oct. 4, 2019, pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $310 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$84,702,251
Purchases of US government securities	12,721,553
Sales other than US government securities	88,270,442
Sales of US government securities	13,795,021

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$61,361,508	$540,003	$(473,470)	$66,533

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Investment Grade Series-17

Delaware VIP® Investment Grade Series

Notes to financial statements (continued)

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1	Level 2	Total
Assets:
Corporate Debt	$—	$59,227,674	$59,227,674
Preferred Stock	—	448,831	448,831
US Treasury Obligation	—	1,696,688	1,696,688
Short-Term Investments	54,848	—	54,848

Total Value of Securities	$54,848	$61,373,193	$61,428,041

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Series’ net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$2,419,791	$2,464,911

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$58,467,516
Undistributed ordinary income	3,428,376
Net unrealized appreciation on investments	66,533

Net assets	$61,962,425

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and market premium on debt instruments.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,526,641 was utilized in 2019.

Investment Grade Series-18

Delaware VIP® Investment Grade Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	196,853	318,410
Service Class	912	—
Shares issued upon reinvestment of dividends and distributions:
Standard Class	241,255	242,371

	439,020	560,781

Shares redeemed:
Standard Class	(869,334)	(630,374)

Net decrease	(430,314)	(69,593)

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the

Investment Grade Series-19

Delaware VIP® Investment Grade Series

Notes to financial statements (continued)

8. Securities Lending (continued)

borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented the ASU 2017-08 and determined that the impact of this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Investment Grade Series-20

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Investment Grade Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Investment Grade Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets for the year then ended, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations and changes in its net assets for the year then ended, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Investment Grade Fund (subsequent to reorganization, known as Delaware VIP Investment Grade Series ) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Investment Grade Series-21

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Investment Grade Series-22

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chair and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	95	None

October 1947		Chair since March 2015
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
January 1953					(July 2004–July 2014)

Investment Grade Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

(May 2004–Present)

Director —

Drexel Morgan & Co.

(2015–Present)

Director and Audit

Committee Member —

vTv Therapeutics LLC

(2017–Present)

Director and Audit Committee

Member — FS Credit Real

Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve

Bank of Philadelphia

(January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic Planning

and Reserves Committee

and Nominating

and Governance Committee

Member — Callon

Petroleum Company (December 2019–Present)

Director; Audit Committee

Member — Carrizo

Oil & Gas, Inc.

(March 2018–December

2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc.

(December 2013-Present)

Director —

HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Investment Grade Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee

and Audit Committee

Member — H&R

Block Corporation

(July 2008–Present)

Director; Chair of Investments

Committee and Audit

Committee Member —

Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and

Governance Committee

and Audit Committee

Member —

The Merger Fund

(2013–Present),

The Merger Fund VL

(2013–Present);

WCM Alternatives:

Event-Driven Fund

(2013–Present),

and WCM Alternatives:

Credit Event Fund

(December 2017–Present)

Director; Chair of

Governance Committee

and Audit Committee

Member — International

Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Investment Grade Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Investment Grade Series-26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPIG 22497 (2/20) (1076649)	Investment Grade Series-27

Delaware VIP® Trust

Delaware VIP Limited Duration Bond Series

(formerly, First Investors Life Series Limited Duration Bond Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited Duration Bond Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek current income consistent with low volatility of principal.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with the Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Limited Duration Bond Series (the “Series”) Standard Class shares gained 4.09%, reflecting all dividends reinvested. The Series’ benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index, advanced 4.03% for the same period. The Series changed its broad-based securities index from the ICE BofA 1-5 Year US Broad Market Index to the Bloomberg Barclays 1-3 Year US Government/Credit Index as of Jan. 31, 2019. The Series elected to use the new index because it more closely reflects the Series’ investment strategies.

The major theme of the Series’ fiscal year was the great monetary policy pivot. The period began with the US Treasury yield above 3% and the US Federal Reserve contemplating four additional rate hikes heading into 2019. While the Fed had raised rates at the end of the prior fiscal period, by early 2019 it was apparent that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

As 2019 began, economic indicators in the US began to flash yellow while global financial conditions were flashing red. The liquidity-induced risk-assets selloff at the end of 2018 reflected what we believe to be the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, declining global manufacturing activity, the continuing US-China trade dispute, and the ongoing Brexit drama. Many investors saw the yield-curve inversion and the August peak of $17 trillion worldwide in negative-yielding debt as signals of a potential recession.

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, the Fed first signaled a hold on further rate hikes and then terminated quantitative tightening (QT) and balance-sheet reductions. Three interest rate cuts, of 0.25 percentage points each, followed in July, September, and October.

The massive liquidity infusion coupled with the December announcement of a phase-one trade agreement with China, sent both interest rates and risk premiums significantly lower. Fixed income delivered its best total return since 2002, finishing the year with investors in a frenzied search for yield. We believe the fiscal year was a good example of the potential benefit of owning bonds as part of a diversified investment portfolio. During the period, bonds provided a stabilizing benefit and a return competitive with that of equities.

Entering fiscal year 2019, we assessed that long-standing secular factors would continue to drive asset markets and global economic growth and inflation. These included aging demographics, rising debt, and increased digitization, which have for decades held down growth and inflation. In recent years, two additional themes have emerged: increased dependency of asset prices on monetary policy, and deglobalization, seen in the form of rising populism. With that as a backdrop, we resisted reacting to short-term headlines, such as Brexit, the US-China trade dispute, or pockets of global unrest. Instead, we focused on the underlying issues.

Source: Bloomberg.

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

The Series outperformed the Bloomberg Barclays 1-3 Year US Government/Credit Index during the reporting period. Several factors drove the Series’ outperformance. First, it was overweight investment grade corporate bonds. Second, the Series was overweight asset-backed securities (ABS) relative to the benchmark. Third, the Series had exposure to covered-bond securities which added to its relative outperformance. Fourth, exposure to agency commercial mortgage-backed securities (CMBS) as well as agency CMOs maturing between two and three years helped the Series’ performance. Lastly, the Series’ average duration was longer than its benchmark during the reporting period. This contributed to the Series’ outperformance as yields compressed during this period.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Limited Duration Bond Series-1

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Portfolio management review (continued)	January 7, 2020 (Unaudited)

Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Limited Duration Bond Series-2

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited Duration Bond Series
Average annual total returns
For periods ended Dec. 31, 2019	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on July 1, 2014)	+4.09%	+1.69%	+1.04%	+0.46%

Bloomberg Barclays 1-3 Year US Government/Credit Index (current benchmark)	+4.03%	+2.15%	+1.67%	—

ICE BofA 1-5 Year US Broad Market Index (former benchmark)	+5.19%	+2.62%	+2.10%	—

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.75%, while total operating expenses for Standard Class shares were 1.14%. The management fee for Standard Class shares was 0.50%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or use other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Limited Duration Bond Series-3

Delaware VIP® Limited Duration Bond Series

Performance summary (Unaudited) (continued)

During periods of falling interest rates, an issuer of a callable bond held by the Series may “call” or repay the security before its stated maturity. The Series would then lose any price appreciation above the bond’s call price and the Series may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Series’ income.

The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Series on its investments will generally decline as interest rates decline.

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

For period beginning July 1, 2014 (Series’ inception date) through Dec. 31, 2019		Starting value	Ending value
--	ICE BofA 1-5 Year US Broad Market Index	$10,000	$11,149
--	Bloomberg Barclays 1-3 Year US Government / Credit Index	$10,000	$10,889
–	Delaware VIP Limited Duration Bond Series (Standard Class)	$10,000	$10,256

The graph shows a $10,000 investment in the Delaware VIP Limited Duration Bond Series Standard Class shares for the period from July 1, 2014 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Bloomberg Barclays 1-3 Year US Government/Credit Index and the ICE BofA 1-5 Year US Broad Market Index for the period from July 1, 2014 through Dec. 31, 2019.

Limited Duration Bond Series-4

Delaware VIP® Limited Duration Bond Series

Performance summary (Unaudited) (continued)

The Bloomberg Barclays 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

The ICE BofA 1-5 Year US Broad Market Index tracks the performance of US dollar-denominated investment grade debt publicly issued in the US domestic market, including US Treasury, quasi-government, corporate, securitized, and collateralized securities, with a remaining term to final maturity or an average life of less than five years. With the exception of local currency sovereign debt, qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch).

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Limited Duration Bond Series-5

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,008.40	0.97%	$4.91
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.32	0.97%	$4.94

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Limited Duration Bond Series-6

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Security type / country and sector allocations

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Agency Mortgage-Backed Securities	16.51%
Agency Obligation	0.95%
Corporate Bonds	35.15%
Banking	11.02%
Basic Industry	0.19%
Capital Goods	1.44%
Communications	2.12%
Consumer Cyclical	0.48%
Consumer Non-Cyclical	6.49%
Electric	3.64%
Energy	2.48%
Finance Companies	2.99%
Insurance	0.31%
Technology	1.72%
Transportation	2.27%
Non-Agency Asset-Backed Securities	19.12%
US Treasury Obligations	15.82%
Short-Term Investments	12.05%
Total Value of Securities	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%

Limited Duration Bond Series-7

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Schedule of investments

December 31, 2019

	Principal	Value
	amount°	(US $)

Agency Mortgage-Backed
Securities – 16.51%
Fannie Mae S.F. 30 yr
4.50% 1/1/43	286,649	$310,922
4.50% 2/1/44	178,445	197,788
4.50% 4/1/44	209,274	231,985
4.50% 11/1/44	276,207	304,445
4.50% 10/1/45	635,869	692,420
4.50% 5/1/48	644,846	681,204
5.00% 5/1/48	462,370	495,129
5.50% 5/1/44	237,566	266,784
Freddie Mac S.F. 30 yr 4.00% 9/1/49	428,957	458,796
4.50% 7/1/45	54,100	58,775
4.50% 4/1/49	370,360	390,715
5.00% 7/1/45	666,411	734,314
5.00% 8/1/48	385,010	411,977

Total Agency Mortgage-Backed Securities (cost $5,243,175)		5,235,254

Agency Obligation – 0.95%
Federal National Mortgage Association 1.50% 11/30/20	300,000	299,923

Total Agency Obligation (cost $299,681)		299,923

Corporate Bonds – 35.15%
Banking – 11.02%
Bank of America
2.456% 10/22/25 µ	30,000	30,193
3.458% 3/15/25 µ	50,000	52,222
5.625% 7/1/20	180,000	183,318
Bank of Montreal 3.10% 4/13/21	75,000	76,228
Citizens Bank 2.629% (LIBOR03M + 0.72%) 2/14/22 •	250,000	251,477
Citizens Financial Group 2.85% 7/27/26	110,000	112,043
DNB Boligkreditt 144A 2.50% 3/28/22 #	500,000	506,802
Fifth Third Bancorp
2.375% 1/28/25	35,000	35,047
3.65% 1/25/24	35,000	36,902
Huntington Bancshares 2.30% 1/14/22	65,000	65,351
JPMorgan Chase & Co. 4.023% 12/5/24 µ	330,000	351,896
5.00% µy	60,000	62,475
Morgan Stanley
2.75% 5/19/22	5,000	5,092
3.124% (LIBOR03M + 1.22%) 5/8/24 •	145,000	147,663
3.737% 4/24/24 µ	25,000	26,128
5.00% 11/24/25	15,000	16,895
5.50% 1/26/20	110,000	110,235

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Banking (continued)
PNC Bank
2.201% (LIBOR03M + 0.31%) 6/10/21 •	250,000	$250,120
2.70% 11/1/22	10,000	10,191
Regions Financial 2.75% 8/14/22	25,000	25,448
3.80% 8/14/23	50,000	52,928
Truist Bank
2.15% 12/6/24	250,000	249,538
2.636% 9/17/29 µ	105,000	104,959
Truist Financial 3.75% 12/6/23	110,000	116,615
UBS Group 144A 3.00% 4/15/21 #	200,000	202,675
US Bancorp 3.375% 2/5/24	55,000	57,736
US Bank 2.05% 10/23/20	355,000	355,483

		3,495,660

Basic Industry – 0.19%
Georgia-Pacific 144A 5.40% 11/1/20 #	60,000	61,670

		61,670

Capital Goods – 1.44%
General Electric
2.271% (LIBOR03M + 0.38%) 5/5/26 •	5,000	4,752
2.70% 10/9/22	35,000	35,477
Roper Technologies 2.35% 9/15/24	145,000	145,858
United Technologies 2.30% 5/4/22	160,000	161,253
Waste Management 2.95% 6/15/24	105,000	108,489

		455,829

Communications – 2.12%
AT&T
3.067% (LIBOR03M + 1.18%) 6/12/24 •	125,000	127,251
4.35% 3/1/29	10,000	11,119
4.50% 3/9/48	25,000	27,627
Comcast 2.631% (LIBOR03M + 0.63%) 4/15/24 •	160,000	161,708
Crown Castle International 5.25% 1/15/23	50,000	54,322
Fox
144A 3.666% 1/25/22 #	160,000	165,221
144A 4.03% 1/25/24 #	100,000	106,608
Vodafone Group 4.875% 6/19/49	15,000	17,413

		671,269

Consumer Cyclical – 0.48%
General Motors Financial
3.45% 4/10/22	50,000	51,139
4.15% 6/19/23	30,000	31,568
5.10% 1/17/24	65,000	70,572

		153,279

Limited Duration Bond Series-8

Delaware VIP® Limited Duration Bond Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Consumer Non-Cyclical – 6.49%
AbbVie
144A 2.60% 11/21/24 #	40,000	$40,274
144A 2.95% 11/21/26 #	50,000	50,825
Alcon Finance 144A 2.75% 9/23/26 #	490,000	499,272
Anheuser-Busch InBev Worldwide 4.15% 1/23/25	525,000	571,517
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	130,000	134,209
Cigna 3.20% 9/17/20	490,000	493,888
CVS Health 3.35% 3/9/21	110,000	111,829
Keurig Dr Pepper 3.551% 5/25/21	60,000	61,289
Molson Coors Beverage 2.10% 7/15/21	95,000	95,084

		2,058,187

Electric – 3.64%
AEP Texas 2.40% 10/1/22	140,000	141,279
CenterPoint Energy 3.85% 2/1/24	70,000	73,835
Cleveland Electric Illuminating 5.50% 8/15/24	115,000	131,457
Duke Energy
1.80% 9/1/21	75,000	74,932
4.875% µy	65,000	68,261
Entergy 4.00% 7/15/22	90,000	93,937
Entergy Louisiana 4.05% 9/1/23	10,000	10,632
Exelon 2.85% 6/15/20	85,000	85,195
IPALCO Enterprises 3.45% 7/15/20	115,000	115,521
Nevada Power 2.75% 4/15/20	50,000	50,114
NextEra Energy Capital Holdings 3.15% 4/1/24	100,000	103,689
NRG Energy 144A 3.75% 6/15/24 #	95,000	98,232
Vistra Operations 144A 3.55% 7/15/24 #	105,000	106,385

		1,153,469

Energy – 2.48%
Continental Resources 3.80% 6/1/24	70,000	72,412
Exxon Mobil 2.019% 8/16/24	130,000	130,410
Marathon Oil 2.80% 11/1/22	55,000	55,915
Occidental Petroleum
2.90% 8/15/24	85,000	86,404
3.50% 8/15/29	30,000	30,607
ONEOK 7.50% 9/1/23	115,000	134,227
Sabine Pass Liquefaction 5.75% 5/15/24	110,000	122,701
Schlumberger Holdings 144A 3.75% 5/1/24 #	145,000	152,782

		785,458

Finance Companies – 2.99%
AerCap Ireland Capital 3.65% 7/21/27	480,000	494,479
Aviation Capital Group 144A 2.875% 1/20/22 #	130,000	130,925

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Finance Companies (continued)
Aviation Capital Group 144A 4.375% 1/30/24 #	10,000	$10,537
144A 7.125% 10/15/20 #	200,000	207,567
Avolon Holdings Funding 144A 3.95% 7/1/24 #	85,000	88,685
144A 4.375% 5/1/26 #	15,000	15,863

		948,056

Insurance – 0.31%
AXA Equitable Holdings 3.90% 4/20/23	95,000	99,553

		99,553

Technology – 1.72%
Global Payments
2.65% 2/15/25	50,000	50,238
3.20% 8/15/29	35,000	35,768
Intel 3.25% 11/15/49	25,000	25,185
International Business Machines 3.00% 5/15/24	100,000	103,615
Microchip Technology
3.922% 6/1/21	30,000	30,684
4.333% 6/1/23	55,000	58,112
Micron Technology 4.975% 2/6/26	55,000	61,056
NXP 144A 4.875% 3/1/24 #	165,000	179,989

		544,647

Transportation – 2.27%
Heathrow Funding 144A 4.875% 7/15/21 #	691,000	719,776

		719,776

Total Corporate Bonds (cost $11,089,556)		11,146,853

Non-Agency Asset-Backed Securities – 19.12%
Americredit Automobile Receivables Trust
Series 2019-1 B 3.13% 2/18/25	300,000	305,316
ARI Fleet Lease Trust
Series 2019-A A2B 144A 2.22% (LIBOR01M + 0.48%) 11/15/27 #•	150,000	150,148
BMW Vehicle Lease Trust
Series 2018-1 A3 3.26% 7/20/21	100,000	100,907
CarMax Auto Owner Trust
Series 2018-2 B 3.37% 10/16/23	150,000	153,618
Chase Issuance Trust
Series 2016-A3 A3 2.29% (LIBOR01M + 0.55%) 6/15/23 •	300,000	301,857
Citibank Credit Card Issuance Trust
Series 2018-A1 A1 2.49% 1/20/23	300,000	302,044
Discover Card Execution Note Trust
Series 2015-A4 A4 2.19% 4/17/23	700,000	701,927

Limited Duration Bond Series-9

Delaware VIP® Limited Duration Bond Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)
Discover Card Execution Note Trust
Series 2018-A3 A3 1.97% (LIBOR01M + 0.23%, Floor 0.23%) 12/15/23 •	150,000	$150,133
Ford Credit Auto Lease Trust
Series 2019-B A2A 2.28% 2/15/22	300,000	300,915
Ford Credit Auto Owner Trust
Series 2017-A A3 1.67% 6/15/21	188,128	188,003
Series 2017-C A3 2.01% 3/15/22	234,350	234,459
GM Financial Automobile Leasing Trust
Series 2018-2 B 3.31% 4/20/22	100,000	100,765
Hertz Vehicle Financing II
Series 2017-1A A 144A 2.96% 10/25/21 #	300,000	301,525
Hyundai Auto Lease Securitization Trust
Series 2018-A A3 144A 2.81% 4/15/21 #	252,549	253,215
Hyundai Auto Receivables Trust
Series 2019-B A2 1.93% 7/15/22	550,000	549,998
John Deere Owner Trust
Series 2019-A A3 2.91% 7/17/23	200,000	202,841
Kubota Credit Owner Trust
Series 2018-1A A3 144A 3.10% 8/15/22 #	210,000	212,433
Mercedes-Benz Auto Lease Trust
Series 2019-B A2 2.01% 12/15/21	300,000	300,183
Santander Drive Auto Receivables Trust
Series 2018-2 B 3.03% 9/15/22	256,982	257,437
Tesla Auto Lease Trust
Series 2018-B A 144A 3.71% 8/20/21 #	469,002	475,082
Verizon Owner Trust
Series 2017-2A A 144A 1.92% 12/20/21 #	286,504	286,473
Series 2018-A A1A 3.23% 4/20/23	230,000	233,866

Total Non-Agency Asset-Backed
Securities (cost $6,021,945)		6,063,145

US Treasury Obligations – 15.82%
US Treasury Bond 2.375% 11/15/49	5,000	4,979
US Treasury Floating Rate Notes 1.826% (USBMMY3M + 0.30%) 10/31/21 •	715,000	716,332

	Principal	Value
	amount°	(US $)

US Treasury Obligations (continued)
US Treasury Notes
1.50% 10/31/21	2,310,000	$2,306,570
1.50% 9/30/24	915,000	906,673
1.50% 11/30/24	400,000	396,436
1.625% 8/15/29	5,000	4,868
1.75% 7/31/24	680,000	681,664

Total US Treasury Obligations (cost $5,020,859)		5,017,522

	Number of shares
Short-Term Investments – 12.05%
Money Market Mutual Funds – 1.00%
BlackRock FedFund – Institutional
Shares (seven-day effective yield 1.52%)	63,652	63,652
Fidelity Investments Money Market
Government Portfolio – Class I (seven-day effective yield 1.49%)	63,652	63,652
GS Financial Square Government
Fund – Institutional Shares (seven-day effective yield 1.51%)	63,652	63,652
Morgan Stanley Government
Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	63,652	63,652
State Street Institutional US Government
Money Market Fund – Investor Class (seven-day effective yield 1.45%)	63,652	63,652

		318,260

	Principal amount°
US Treasury Obligations – 11.05%≠
US Treasury Bills
1.25% 1/31/20	495,000	494,844
2.75% 11/30/20	2,980,000	3,009,518

		3,504,362

Total Short-Term Investments (cost $3,792,358)		3,822,622

Total Value of Securities – 99.60% (cost $31,467,574)	$31,585,319

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $5,157,173, which represents 16.26% of the Series’ net assets. See Note 9 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

Limited Duration Bond Series-10

Delaware VIP® Limited Duration Bond Series

Schedule of investments (continued)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

GS – Goldman Sachs
ICE – Intercontinental Exchange
LIBOR – London interbank offered rate
LIBOR1M – ICE LIBOR USD 1 Month
LIBOR3M – ICE LIBOR USD 3 Month
LIBOR6M – ICE LIBOR USD 6 Month
S.F. – Single Family
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
USD – US Dollar
yr – Year

See accompanying notes, which are an integral part of the financial statements.

Limited Duration Bond Series-11

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$31,585,319
Cash	7,936
Dividends and interest receivable	172,942
Receivable for series shares sold	4,475
Receivable due from advisor	21,482
Other assets	1,435

Total assets	31,793,589

Liabilities:
Audit and tax fees payable	51,313
Payable for series shares redeemed	6,939
Pricing fees payable	6,875
Accounting and administration expenses payable to non-affiliates	6,500
Reports and statements to shareholders expenses payable to non-affiliates	5,348
Other accrued expenses	3,346
Accounting and administration expenses payable to affiliates	429
Trustees’ fees and expenses payable	321
Dividend disbursing and transfer agent fees and expenses payable to affiliates	202
Reports and statements to shareholders expenses payable to affiliates	51
Legal fees payable to affiliates	49

Total liabilities	81,373

Total Net Assets	$31,712,216

Net Assets Consist of:
Paid-in capital	$33,019,318
Total distributable earnings (loss)	(1,307,102)

Total Net Assets	$31,712,216

Net Asset Value:
Standard Class:
Net assets	$31,712,216
Shares of beneficial interest outstanding, unlimited authorization, no par	3,283,713
Net asset value per share	$9.66

[1] Investments, at cost	$31,467,574

See accompanying notes, which are an integral part of the financial statements.

Limited Duration Bond Series-12

Delaware VIP® Trust —

Delaware VIP Limited Duration

Bond Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Interest	$998,054
Dividends	2,952

1,001,006

Expenses:
Management fees	230,316
Audit and tax fees	49,135
Reports and statements to shareholders	16,326
Accounting and administration expenses	10,196
Legal fees	8,585
Trustees’ fees and expenses	3,059
Custodian fees	860
Dividend disbursing and transfer agent fees and expenses	619
Other	48,803

367,899
Less expenses waived	(80,787)
Less expenses paid indirectly	(842)

Total operating expenses	286,270

Net Investment Income	714,736

Net Realized and Unrealized Gain:
Net realized gain on investments	455,374
Net change in unrealized appreciation (depreciation) of investments	181,974

Net Realized and Unrealized Gain	637,348

Net Increase in Net Assets Resulting from Operations	$1,352,084

Delaware VIP Trust —

Delaware VIP Limited Duration

Bond Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$714,736	$41,887
Net realized gain (loss)	455,374	(114,370)
Net change in unrealized appreciation (depreciation)	181,974	139,774

Net increase in net assets resulting from operations	1,352,084	67,291

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(212,829)	(181,149)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	1,672,149	2,471,009

Shares issued from merger:
Standard Class	—	25,246,765

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	212,829	181,149

	1,884,978	27,898,923

Cost of shares redeemed:
Standard Class	(4,833,772)	(1,483,283)

Increase (Decrease) in net assets derived from capital share transactions	(2,948,794)	26,415,640

Net Increase (Decrease) in Net Assets	(1,809,539)	26,301,782

Net Assets:
Beginning of year	33,521,755	7,219,973

End of year	$31,712,216	$33,521,755

See accompanying notes, which are an integral part of the financial statements.

Limited Duration Bond Series-13

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited Duration Bond Series Standard Class Year ended
	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 9.34	$ 9.61	$ 9.66	$ 9.69	$ 9.74

Income (loss) from investment operations:
Net investment income (loss)[2]	0.21	0.05	0.10	(0.03)	0.01
Net realized and unrealized gain (loss)	0.17	(0.07)	0.02	0.09	(0.06)

Total from investment operations	0.38	(0.02)	0.12	0.06	(0.05)

Less dividends and distributions from:
Net investment income	(0.06)	(0.25)	(0.17)	(0.09)	—

Total dividends and distributions	(0.06)	(0.25)	(0.17)	(0.09)	—

Net asset value, end of period	$ 9.66	$ 9.34	$ 9.61	$ 9.66	$ 9.69

Total return[3]	4.09%	(0.22% )	1.26%	0.64%	(0.51%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 31,712	$ 33,522	$ 7,220	$ 7,837	$ 5,836
Ratio of expenses to average net assets[4]	0.86%	1.15%	1.01%	1.06%	1.44%
Ratio of expenses to average net assets prior to fees waived[4]	1.10%	1.30%	1.16%	1.21%	1.59%
Ratio of net investment income (loss) to average net assets	2.15%	0.49%	1.09%	(0.34% )	0.11%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.91%	0.34%	0.94%	(0.49% )	(0.04%	)
Portfolio turnover	108% [5]	268%	82%	78%	94%

[1]

On Oct. 4, 2019, the First Investors Life Series Limited Duration Bond Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Limited Duration Bond Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Limited Duration Bond Series-14

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Limited Duration Bond Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Limited Duration Bond Series-15

Delaware VIP® Limited Duration Bond Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $842 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.75% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* From Jan. 1, 2019 through May 1, 2019, FIMCO, had waived to limit the advisory fee to 0.60% of the Series’ average daily net assets. There were no waiver from May 2, 2019 through Oct. 4, 2019. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,267 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $582 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $158 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Limited Duration Bond Series-16

Delaware VIP® Limited Duration Bond Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$34,882,845
Sales	38,541,036

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$31,522,520	$123,774	$(60,975)	$62,799

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Limited Duration Bond Series-17

Delaware VIP® Limited Duration Bond Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1	Level 2	Total

Assets:
Agency, Asset Backed & Mortgage Backed Securities	$—	$11,598,322	$11,598,322
Corporate Debt	—	11,146,853	11,146,853
US Treasury Obligation	—	5,017,522	5,017,522
Short-Term Investments[1]	318,260	3,504,362	3,822,622

Total Value of Securities	$318,260	$31,267,059	$31,585,319

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 8.33% and 91.67%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$212,829	$181,149

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$33,019,318
Undistributed ordinary income	839,932
Capital loss carryforwards	(2,209,833)
Net unrealized appreciation on investments	62,799

Net assets	$31,712,216

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and market premium on debt instruments.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $274,320 was utilized in 2019.

At Dec. 31, 2019, capital loss carryforwards available to offset future realized gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,154,354	$1,055,479	$2,209,833

Limited Duration Bond Series-18

Delaware VIP® Limited Duration Bond Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	175,965	265,394
Shares from merger:
Standard Class	—	2,713,185
Shares issued upon reinvestment of dividends and distributions:
Standard Class	22,690	19,541

	198,655	2,998,120

Shares redeemed:
Standard Class	(505,917)	(158,651)

Net increase (decrease)	(307,262)	2,839,469

7. Reorganization of Government Fund into Limited Duration Bond Fund

On Dec. 14, 2018, the First Investors Life Series Limited Duration Bond Fund acquired all of the net assets of the First Investors Life Series Government Fund in connection with a tax-free reorganization that was approved by the Foresters Board of Trustees. The Limited Duration Bond Fund issued 2,713,185 shares to the Government Fund in connection with the reorganization. In return, it received net assets of $25,246,765 from the Government Fund (which included $163,690 of unrealized depreciation and $2,168,077 of accumulated net realized losses). The Limited Duration Bond Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Limited Duration Bond Fund and Government Fund immediately before the acquisition were $33,754,482 consisting of, with respect to Limited Duration Bond Fund, $8,507,717 and, with respect to Government Fund, $25,246,765.

8. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

9. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements

Limited Duration Bond Series-19

Delaware VIP® Limited Duration Bond Series

Notes to financial statements (continued)

9. Securities Lending (continued)

collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

10. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is

Limited Duration Bond Series-20

Delaware VIP® Limited Duration Bond Series

Notes to financial statements (continued)

10. Credit and Market Risk (continued)

necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented the ASU 2017-08 and determined that the impact of this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Limited Duration Bond Series-21

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited Duration Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited Duration Bond Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Limited Duration Bond Fund (subsequent to reorganization, known as Delaware VIP Limited Duration Bond Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Limited Duration Bond Series-22

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Limited Duration Bond Series-23

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas —UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Limited Duration Bond Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil&Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Limited Duration Bond Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit

Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Limited Duration Bond Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Limited Duration Bond Series-27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPLDB 22498 (2/20) (1076649)	Limited Duration Bond Series-28

Delaware VIP® Trust

Delaware VIP Opportunity Series

(formerly, First Investors Life Series Opportunity Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Opportunity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Opportunity Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Opportunity Series (the “Series”) Standard Class shares gained 30.11%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2500™ Index, gained 27.77% for the same period. The Series changed its broad-based securities index from the S&P MidCap 400 Index to the Russell 2500 Index as of Oct. 4, 2019. The Series elected to use the new index because it more closely reflected the Series’ investment strategies.

Over the year, small- and mid-cap stocks underperformed large-cap stocks. The smaller-cap Russell 2000® Index gained 25.52% for the year while the Russell Midcap® Index gained 30.54%, and the large-cap Russell 1000® Index advanced 31.43%. Growth companies outperformed value companies during the year as Russell 2500™ Growth Index appreciated 32.65% versus the 23.56% gain for the Russell 2500™ Value Index.

In the Russell 2500 Index, high-beta (more volatile) companies outperformed lower-beta stocks, and companies without earnings – as well as those with higher price-to-earnings (P/E) ratios – returned more on average than companies with lower P/E ratios. Sector-level performance within the Russell 2000 Index was mostly positive with 15 of 16 sectors advancing, and only the energy sector declining. The technology, credit cyclicals, capital goods, healthcare, and transportation sectors were the strongest-performing sectors in the benchmark, each advancing more than 30% during the year. The consumer discretionary, utilities, consumer staples, and media sectors in the benchmark were relative laggards during the year, each advancing more than 10% but returning less than the benchmark on average.

On the economic front, the gross domestic product (GDP) growth rate slowed in the third quarter, measuring 2.1%. At 3.5% in December, the unemployment rate remained at historically low levels. While the Conference Board Consumer Confidence Index® (1985=100, SA) trended lower over the year, a December survey of 126.5 continued to indicate confidence. In the manufacturing sector, the Purchasing Managers’ Index (PMI) has remained below 50 five months in a row; the December report was 47.2%. The National Federation of Independent Business (NFIB) Small Business Optimism Index ended the year with a relatively strong reading of 102.7 in December as small business owners understand that they are in a supportive environment.

Source: Bloomberg.

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

During the reporting period, the Series’ absolute performance was mainly attributable to investments in information technology, industrials, and financial stocks. Information technology positions in Synopsys Inc., FleetCor Technologies Inc., and Fiserv Inc., drove solid performance. In industrials, Jacobs Engineering Group Inc. benefited from strong earnings guidance and a successful acquisition. Finally, in financials, Fidelity National Financial Inc., helped by housing market strength, and Ameriprise Financial Inc., helped by lowering cost expectations, drove strong performance.

On a relative basis, the Series outperformed the S&P MidCap 400® Index primarily due to stock selection in the industrials, financials, and consumer staples sectors. The factors discussed earlier drove performance in industrials and financials. In consumer staples, a rotation to higher-quality names and continued growth in comparable sales helped Performance Food Group Co. and US Foods Holding Corp. during the reporting period.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Opportunity Series-1

Delaware VIP® Trust — Delaware VIP Opportunity Series
Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Opportunity Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on Dec. 17, 2012)	+30.11%	+9.42%	+7.06%	+11.08%

Russell 2500 Index (current benchmark)	+27.77%	+10.33%	+8.93%	—

S&P MidCap 400 Index (former benchmark)	+26.20%	+9.26%	+9.03%	—

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.89%. The management fee for Standard Class shares was 0.75%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

Opportunity Series-2

Delaware VIP® Opportunity Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 17, 2012 (Series’ inception date) through Dec. 31, 2019	Starting value	Ending value
– – S&P MidCap 400 Index	$10,000	$23,015
– – Russell 2500 Index	$10,000	$23,011
–– Delaware VIP Opportunity Series (Standard Class)	$10,000	$20,944

The graph shows a $10,000 investment in the Delaware VIP Opportunity Series Standard Class shares for the period from Dec. 17, 2012 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 2500 Index and the S&P MidCap 400 Index for the period from Dec. 17, 2012 through Dec. 31, 2019.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The S&P MidCap 400 Index measures the performance of 400 mid-sized US company stocks.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

The Purchasing Managers’ Index (PMI), mentioned on page 1, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

Opportunity Series-3

Delaware VIP® Opportunity Series

Performance summary (Unaudited) (continued)

The NFIB Small Business Optimism Index, mentioned on page 1, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

The price-to-earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Opportunity Series-4

Delaware VIP® Trust — Delaware VIP Opportunity Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,089.40	0.85%	$4.48

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.92	0.85%	$4.33

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Opportunity Series-5

Delaware VIP® Trust — Delaware VIP Opportunity Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	98.05%
Basic Materials	9.38%
Business Services	3.60%
Capital Goods	12.88%
Communications Services	0.82%
Consumer Discretionary	3.44%
Consumer Services	1.97%
Consumer Staples	1.81%
Credit Cyclicals	1.66%
Energy	1.27%
Financial Services	14.39%
Healthcare	14.19%
Media	1.10%
Real Estate Investment Trusts	9.46%
Technology	16.47%
Transportation	1.26%
Utilities	4.35%
Short-Term Investments	2.24%
Total Value of Securities	100.29%
Liabilities Net of Receivables and Other Assets	(0.29%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Spire	1.62%
Tyler Technologies	1.57%
Paycom Software	1.55%
NorthWestern	1.54%
Reliance Steel & Aluminum	1.49%
Reinsurance Group of America	1.32%
SS&C Technologies Holdings	1.30%
DexCom	1.22%
Proofpoint	1.20%
South Jersey Industries	1.19%

Opportunity Series-6

Delaware VIP® Trust — Delaware VIP Opportunity Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)
Common Stock – 98.05%
Basic Materials – 9.38%
Balchem	6,155	$625,533
Continental Building Products †	25,057	912,826
Eastman Chemical	8,924	707,316
Huntsman	39,902	964,032
Kaiser Aluminum	8,616	955,428
Minerals Technologies	12,925	744,868
Neenah	12,719	895,799
Reliance Steel & Aluminum	10,274	1,230,414
Worthington Industries	16,378	690,824

		7,727,040

Business Services – 3.60%
ABM Industries	15,489	584,090
Aramark	17,061	740,447
ASGN †	9,847	698,842
Mobile Mini	9,637	365,339
US Ecology	9,950	576,205

		2,964,923

Capital Goods – 12.88%
Barnes Group	7,243	448,776
Belden	8,924	490,820
BWX Technologies	8,924	554,002
Columbus McKinnon	4,821	192,985
ESCO Technologies	6,667	616,697
Federal Signal	9,027	291,121
Gates Industrial †	19,387	266,765
Graco	10,360	538,720
Granite Construction	18,181	503,068
Jacobs Engineering Group	6,770	608,149
Kadant	7,898	831,975
Lincoln Electric Holdings	9,129	883,048
MasTec †	6,975	447,516
Oshkosh	8,616	815,504
Quanta Services	12,412	505,293
Rexnord †	15,489	505,251
Spirit AeroSystems Holdings Class A	5,847	426,129
Tetra Tech	3,077	265,114
United Rentals †	4,700	783,819
Woodward	5,334	631,759

		10,606,511

Communications Services – 0.82%
InterXion Holding †	8,065	675,928

		675,928

Consumer Discretionary – 3.44%
American Eagle Outfitters	35,594	523,232
Five Below †	5,744	734,428
Malibu Boats Class A †	15,489	634,275
Steven Madden	21,831	938,951

		2,830,886

Consumer Services – 1.97%
Cheesecake Factory	10,052	390,621

	Number of shares	Value (US $)
Common Stock (continued)
Consumer Services (continued)
Chuy’s Holdings †	8,822	$228,666
Jack in the Box	5,847	456,241
Wendy’s	24,786	550,497

		1,626,025

Consumer Staples – 1.81%
Casey’s General Stores	5,334	848,053
J&J Snack Foods	3,488	642,734

		1,490,787

Credit Cyclicals – 1.66%
BorgWarner	15,694	680,806
Tenneco Class A	17,541	229,787
Toll Brothers	11,591	457,960

		1,368,553

Energy – 1.27%
Callon Petroleum †	35,936	173,572
Diamondback Energy	3,077	285,730
Parsley Energy Class A	12,958	245,036
Patterson-UTI Energy	25,131	263,876
SRC Energy †	18,400	75,808

		1,044,022

Financial Services – 14.39%
Axis Capital Holdings	8,656	514,513
CenterState Bank	22,259	556,030
East West Bancorp	14,053	684,381
Essent Group	14,976	778,602
First Financial Bancorp	15,135	385,034
Great Western Bancorp	18,053	627,161
Independent Bank Group	10,565	585,724
Kemper	4,308	333,870
MGIC Investment	53,032	751,463
Primerica	6,155	803,597
Reinsurance Group of America	6,667	1,087,121
Selective Insurance Group	8,680	565,849
Sterling Bancorp	27,285	575,168
Stifel Financial	13,430	814,530
Umpqua Holdings	40,312	713,522
Valley National Bancorp	46,672	534,394
Webster Financial	9,025	481,574
Western Alliance Bancorp	10,565	602,205
WSFS Financial	10,258	451,249

		11,845,987

Healthcare – 14.19%
Agios Pharmaceuticals †	12,372	590,763
Alkermes †	13,950	284,580
Bio-Techne	4,043	887,479
Catalent †	12,719	716,080
DexCom †	4,597	1,005,548
Encompass Health	10,052	696,302
Exact Sciences †	9,228	853,405
ICON (Ireland) †	5,129	883,368

Opportunity Series-7

Delaware VIP® Opportunity Series

Schedule of investments (continued)

	Number of shares	Value (US $)
Common Stock (continued)
Healthcare (continued)
Ligand Pharmaceuticals †	5,334	$556,283
Medicines †	10,429	885,839
Neurocrine Biosciences †	9,010	968,485
Repligen †	4,821	445,943
Supernus Pharmaceuticals †	12,719	301,695
Ultragenyx Pharmaceutical †	12,040	514,228
WellCare Health Plans †	2,052	677,591
West Pharmaceutical Services	6,462	971,432
Wright Medical Group †	14,639	446,197

		11,685,218

Media – 1.10%
Cinemark Holdings	11,489	388,903
Interpublic Group of Companies	22,362	516,562

		905,465

Real Estate Investment Trusts – 9.46%
American Assets Trust	4,308	197,737
Apartment Investment & Management Class A	14,668	757,602
Brixmor Property Group	30,055	649,489
Camden Property Trust	6,257	663,868
Cousins Properties	19,592	807,190
EastGroup Properties	5,231	693,997
EPR Properties	8,514	601,429
Equity Commonwealth	9,950	326,659
First Industrial Realty Trust	18,977	787,735
Kite Realty Group Trust	31,286	611,016
Mack-Cali Realty	19,695	455,545
Pebblebrook Hotel Trust	19,797	530,758
Physicians Realty Trust	11,489	217,602
RPT Realty	32,619	490,590

		7,791,217

Technology – 16.47%
Blackbaud	4,000	318,400
Brooks Automation	15,200	637,792
Chegg †	6,565	248,879
ExlService Holdings †	10,258	712,521
Guidewire Software †	8,616	945,778
II-VI †	13,848	466,262
j2 Global	8,001	749,774
LendingTree †	2,359	715,815
MACOM Technology Solutions Holdings †	9,642	256,477
MaxLinear †	25,654	544,378

	Number of shares	Value (US $)
Common Stock (continued)
Technology (continued)
NETGEAR †	8,822	$216,227
Paycom Software †	4,821	1,276,408
Proofpoint †	8,616	988,944
PTC †	9,027	676,032
Semtech †	13,335	705,422
SS&C Technologies Holdings	17,438	1,070,693
SYNNEX	3,488	449,254
Tyler Technologies †	4,308	1,292,486
WNS Holdings ADR †	13,335	882,110
Yelp †	11,591	403,715

		13,557,367

Transportation – 1.26%
Knight-Swift Transportation Holdings	21,951	786,724
Werner Enterprises	6,824	248,325

		1,035,049

Utilities – 4.35%
NorthWestern	17,746	1,271,856
South Jersey Industries	29,644	977,659
Spire	16,002	1,333,127

		3,582,642

Total Common Stock (cost $72,847,675)		80,737,620

Short-Term Investments – 2.24%
Money Market Mutual Funds – 2.24%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	367,995	367,995
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	367,995	367,995
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	367,995	367,995
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	367,995	367,995
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 1.45%)	367,995	367,995

Total Short-Term Investments (cost $1,839,975)		1,839,975

Total Value of Securities – 100.29% (cost $74,687,650)	$82,577,595

† Non-income producing security.

Opportunity Series-8

Delaware VIP® Opportunity Series

Schedule of investments (continued)

Summary of abbreviations:

ADR – American Depositary Receipt

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Opportunity Series-9

Delaware VIP® Trust — Delaware VIP Opportunity Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$82,577,595
Dividends and interest receivable	86,631
Receivable for series shares sold	34,972
Other assets	2115

Total assets	82,701,313

Liabilities:
Cash due to custodian	2,024
Payable for securities purchased	248,285
Audit and tax fees payable	38,083
Investment management fees payable	28,224
Payable for series shares redeemed	22,592
Accounting and administration expenses payable to non-affiliates	7,524
Reports and statements to shareholders payable to non-affiliates	6,772
Other accrued expenses	3,487
Trustees’ fees and expenses payable	795
Pricing fees payable	750
Accounting and administration expenses payable to affiliates	571
Dividend disbursing and transfer agent fees and expenses payable to affiliates	522
Reports and statements to shareholders payable to affiliates	129
Legal fees payable to affiliates	128

Total liabilities	359,886

Total Net Assets	$82,341,427

Net Assets Consist of:
Paid-in capital	$61,907,656
Total distributable earnings (loss)	20,433,771

Total Net Assets	$82,341,427

Net Asset Value:
Standard Class:
Net assets	$82,341,427
Shares of beneficial interest outstanding, unlimited authorization, no par	4,222,888
Net asset value per share	$19.50
[1] Investments, at cost	$74,687,650

See accompanying notes, which are an integral part of the financial statements.

Opportunity Series-10

Delaware VIP® Trust —

Delaware VIP Opportunity Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$1,132,451
Interest	8,941
Foreign tax withheld	(2,811)

1,138,581

Expenses:
Management fees	574,487
Audit and tax fees	36,905
Reports and statements to shareholders	22,339
Accounting and administration expenses	12,035
Custodian fees	10,201
Legal fees	7,754
Trustees’ fees and expenses	7,626
Dividend disbursing and transfer agent fees and expenses	1,537
Other	10,560

683,444
Less expenses waived	(35,031)
Less expenses paid indirectly	(1,932)

Total operating expenses	646,481

Net Investment Income	492,100

Net Realized and Unrealized Gain:
Net realized gain	12,145,268
Net change in unrealized appreciation (depreciation) of investments	6,796,778

Net Realized and Unrealized Gain	18,942,046

Net Increase in Net Assets Resulting from Operations	$19,434,146

Delaware VIP Trust —

Delaware VIP Opportunity Series

Statements of changes in net assets

	Year ended
	12/31/2019	12/31/2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$492,100	$941,034
Net realized gain	12,145,268	1,873,756
Net change in unrealized appreciation (depreciation)	6,796,778	(14,258,572)

Net increase (decrease) in net assets resulting from operations	19,434,146	(11,443,782)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,832,760)	(1,264,074)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	5,636,422	10,438,149
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,832,760	1,264,074

	8,469,182	11,702,223

Cost of shares redeemed:
Standard Class	(6,924,307)	(4,776,699)

Increase in net assets derived from capital share transactions	1,544,875	6,925,524

Net Increase (Decrease) in Net Assets	18,146,261	(5,782,332)

Net Assets:
Beginning of year	64,195,166	69,977,498

End of year	$82,341,427	$64,195,166

See accompanying notes, which are an integral part of the financial statements.

Opportunity Series-11

Delaware VIP® Trust — Delaware VIP Opportunity Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Opportunity Series Standard Class Year ended
	12/31/19[1]	12/31/18	12/31/17		12/31/16	12/31/15
Net asset value, beginning of period	$15.58	$18.76	$15.87	$	14.73	$14.88

Income (loss) from investment operations:
Net investment income[2]	0.11	0.24	0.10		0.12	0.08
Net realized and unrealized gain (loss)	4.49	(3.08)	2.90		1.09	(0.20)

Total from investment operations	4.60	(2.84)	3.00		1.21	(0.12)

Less dividends and distributions from:
Net investment income	(0.23)	(0.10)	(0.11)		(0.07)	(0.03)
Net realized gain	(0.45)	(0.24)	—		—	—

Total dividends and distributions	(0.68)	(0.34)	(0.11)		(0.07)	(0.03)

Net asset value, end of period	$19.50	$15.58	$18.76	$	15.87	$14.73

Total return[3]	30.11%[4]	(15.38% )	19.00%		8.26%	(0.81% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,342	$64,195	$69,977	$	52,737	$40,114
Ratio of expenses to average net assets[5]	0.84%	0.83%	0.84%		0.87%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	0.83%	0.84%		0.87%	0.89%
Ratio of net investment income to average net assets	0.65%	1.34%	0.59%		0.83%	0.53%
Ratio of net investment income to average net assets prior to fees waived	0.60%	1.34%	0.59%		0.83%	0.53%
Portfolio turnover	125% [6]	59%	30%		31%	45%

[1]

On Oct. 4, 2019, the First Investors Life Series Opportunity Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Opportunity Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Opportunity Series-12

Delaware VIP® Trust — Delaware VIP Opportunity Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Opportunity Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Opportunity Series-13

Delaware VIP® Opportunity Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1,932 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,656 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,459 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $398 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Opportunity Series-14

Delaware VIP® Opportunity Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Dec. 31, 2019 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/ trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2019, the Series engaged in Rule 17a-7 securities purchases of $2,994,856 and securities sales of $2,500,859, which resulted in net realized gains of $324,118.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$92,609,735
Sales	92,415,957

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate
Cost of	Unrealized	Unrealized	Net Unrealized
Investments	Appreciation of Investments	Depreciation of Investments	Appreciation of Investments
$74,718,878	$8,681,019	$(822,302)	$7,858,717

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Opportunity Series-15

Delaware VIP® Opportunity Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$80,737,620
Short-Term Investments	1,839,975

Total Value of Securities	$82,577,595

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2019, there were no transfers Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$941,032	$360,672
Long-term capital gain	1,891,728	903,402

Total	$2,832,760	$1,264,074

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$61,907,656
Undistributed ordinary income	3,172,725
Undistributed long-term capital gains	9,402,329
Net unrealized appreciation on investments	7,858,717

Net assets	$82,341,427

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	319,545	580,446
Shares issued upon reinvestment of dividends and distributions:
Standard Class	164,986	70,383

	484,531	650,829

Shares redeemed:
Standard Class	(382,909)	(260,692)

Net increase	101,622	390,137

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement,

Opportunity Series-16

Delaware VIP® Opportunity Series

Notes to financial statements (continued)

7. Line of Credit (continued)

the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2019. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Opportunity Series-17

Delaware VIP® Opportunity Series

Notes to financial statements (continued)

9. Credit and Market Risk (continued)

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Fund.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standard Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Opportunity Series-18

Delaware VIP® Trust — Delaware VIP Opportunity Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Opportunity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Opportunity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Opportunity Fund (subsequent to reorganization, known as Delaware VIP Opportunity Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Opportunity Series-19

Delaware VIP® Trust — Delaware VIP Opportunity Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
66.78%	33.22%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Opportunity Series-20

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Opportunity Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

(May 2004–Present)

Director —

Drexel Morgan & Co.

(2015–Present)

Director and Audit

Committee Member —

vTv Therapeutics LLC

(2017–Present)

Director and Audit Committee

Member — FS Credit Real

Estate Income Trust, Inc.

(2018–Present)

Director — Federal Reserve

Bank of Philadelphia

(January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic Planning

and Reserves Committee

and Nominating

and Governance Committee

Member — Callon

Petroleum Company

(December 2019–Present)

Director; Audit Committee

Member — Carrizo

Oil & Gas, Inc.

(March 2018–December

2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North

America Holdings Inc.

(December 2013-Present)

Director — HSBC USA Inc.

(July 2014-Present)

Director —

HSBC Bank USA,

National Association

(July 2014-March 2017)

Director — HSBC

Finance Corporation

(December 2013-April 2018)

Opportunity Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee

and Audit Committee

Member — H&R

Block Corporation

(July 2008–Present)

Director; Chair of Investments

Committee and Audit

Committee Member —

Grange Insurance

(2013–Present)

Trustee; Chair of

Nominating and

Governance Committee

and Audit Committee

Member —

The Merger Fund

(2013–Present),

The Merger Fund VL

(2013–Present);

WCM Alternatives:

Event-Driven Fund

(2013–Present),

and WCM Alternatives:

Credit Event Fund

(December 2017–Present)

Director; Chair of

Governance Committee

and Audit Committee

Member — International

Securities Exchange

(2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Opportunity Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Opportunity Series-24

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPOP 22499 (2/20) (1076649)	Opportunity Series-25

Delaware VIP® Trust

Delaware VIP Special Situations Series

(formerly, First Investors Life Series Special Situations Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Special Situations Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Special Situations Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek long-term growth of capital.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Special Situations Series (the “Series”) Standard Class shares gained 20.36%. This figure reflects all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, gained 22.39% for the same period. The Series changed its broad-based securities index to the Russell 2000 Value Index as of Oct. 4, 2019. The Series had previously changed its broad-based securities index to the MSCI USA Small Cap Value Index as of Jan. 31, 2019. In each case the Series elected to use the new index because it more closely reflects the Series’ investment strategies.

Small-cap value stocks posted positive performance during the year ended Dec. 31, 2019. During the year, growth companies outperformed value companies across the US market cap spectrum. The performance disparity between value companies and growth companies was significant in small-cap equities throughout the year as the Russell 2000 Value Index gained 22.39% while the Russell 2000® Growth Index rose 28.48%.

Sector-level performance within the Series’ benchmark was strong during the year as each sector appreciated by more than 10% except for the energy sector, which declined by more than 10%. The strongest-performing sectors of the benchmark were technology, transportation, and capital spending, each of which advanced more than 30% during the year. The business services, real estate investment trusts (REITs), basic industry, and financial services sectors in the benchmark outperformed the benchmark’s 22.39% return. During the year, the traditionally defensive healthcare, consumer staples, and utilities sectors lagged. Higher-quality companies within the benchmark, those companies with higher returns on equity (ROE) and lower price-to-earnings (P/E) ratios, outperformed their lower-quality counterparts during the year.

The gross domestic product (GDP) growth rate slowed but remained positive during the year. The unemployment rate remained at historically low levels with a December reading of 3.5%, while wage growth was positive. The Federal Reserve reduced the federal funds rate in the second half of the year to support economic growth. The Conference Board Consumer Confidence Index® (1985=100, SA) was at historically high levels over the summer, peaking in August, and then declining month over month to settle at 126.5 for December, which was well above long-term averages. (Source: Bloomberg.)

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

During the reporting period, the Series’ absolute performance was mainly attributable to investments in financials, information technology and industrials. In financials, the Series’ investments in Sterling Bancorp, which executed on balance sheet restructuring, and American Financial Group Inc., which continued its steady performance and capital returns, combined to drive performance. In information technology, Perficient Inc., helped by solid organic growth and stronger margins, and PDF Solutions Inc., helped by new product launches, were the main drivers of performance. Finally, in industrials, SPX Corp. benefited from solid growth in its less cyclical lines of business.

During the reporting period, the Series underperformed the benchmark primarily due to underweights in the real estate and financial sectors. In the latter, the Series’ underweight to thrift institutions hurt relative performance, as lower interest rates aided the industry. In the real estate sector, an underweight to healthcare REITs was the largest source of relative underperformance.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Special Situations Series-1

Delaware VIP® Trust — Delaware VIP Special Situations Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Special Situations Series
Average annual total returns
For periods ended December 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on Nov. 9, 1987)	+20.36%	+5.89%	+6.52%	+10.51%	–

Russell 2000 Value Index (current benchmark)	+22.39%	+4.77%	+6.99%	+10.56%	–

MSCI USA Small Cap Value Index (former benchmark)	+22.92%	+5.90%	+7.23%	+11.67%	–

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.83%. The management fee for Standard Class shares was 0.75%.The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

Special Situations Series-2

Delaware VIP® Special Situations Series

Performance summary (Unaudited) (continued)

For period beginning Dec. 31, 2009 through Dec. 31, 2019		Starting value	Ending value
--	MSCI USA Small Cap Value Index	$10,000	$30,145
--	Russell 2000 Value Index	$10,000	$27,299
–	Delaware VIP Special Situations Series (Standard Class)	$10,000	$27,156

The graph shows a $10,000 investment in the Delaware VIP Special Situations Series Standard Class shares for the period from Dec. 31, 2009 through Dec. 31, 2019.

The graph also shows $10,000 invested in the Russell 2000 Value Index and the MSCI USA Small Cap Value Index for the period from Dec. 31, 2009 through Dec. 31, 2019.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI USA Small Cap Value Index captures small-cap US stocks exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

The price-to-earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Special Situations Series-3

Delaware VIP® Trust — Delaware VIP Special Situations Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*
Actual Series return†
Standard Class	$1,000.00	$1,072.20	0.79%	$4.13
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.22	0.79%	$4.02

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Special Situations Series-4

Delaware VIP® Trust — Delaware VIP Special Situations Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock◇	97.83%
Basic Industry	5.17%
Business Services	1.02%
Capital Spending	9.61%
Consumer Cyclical	3.84%
Consumer Services	8.97%
Consumer Staples	3.58%
Energy	5.62%
Financial Services[1]	28.77%
Healthcare	2.48%
Real Estate Investment Trusts	8.48%
Technology	12.74%
Transportation	2.54%
Utilities	5.01%
Short-Term Investments	2.06%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

◇	Narrow industries are utilized for compliance purposes for diversification where as broad sectors are used for financial reporting.
[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services and Insurance. As of Dec. 31, 2019, such amounts, as percentage of total net assets, were 21.72%, 2.24%, and 4.81%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

East West Bancorp	2.72%
MasTec	2.69%
ITT	2.40%
Hancock Whitney	2.06%
Webster Financial	1.89%
Stifel Financial	1.69%
Teradyne	1.69%
FNB	1.62%
Western Alliance Bancorp	1.52%
Hanover Insurance Group	1.48%

Special Situations Series-5

Delaware VIP® Trust — Delaware VIP Special Situations Series

Schedule of investments

December 31, 2019

	Number of shares	Value (US $)

Common Stock – 97.83% ◇
Basic Industry – 5.17%
Berry Global Group †	70,400	$3,343,296
Ferro †	94,600	1,402,918
HB Fuller	50,900	2,624,913
Louisiana-Pacific	97,100	2,880,957
Olin	123,700	2,133,825

		12,385,909

Business Services – 1.02%
Deluxe	24,700	1,233,024
WESCO International †	20,400	1,211,556

		2,444,580

Capital Spending – 9.61%
Altra Industrial Motion	82,600	2,990,946
Atkore International Group †	55,600	2,249,576
H&E Equipment Services	61,600	2,059,288
ITT	77,600	5,735,416
MasTec †	100,300	6,435,248
Primoris Services	74,100	1,647,984
Rexnord †	57,400	1,872,388

		22,990,846

Consumer Cyclical – 3.84%
Barnes Group	40,300	2,496,988
KB Home	57,100	1,956,817
Knoll	76,900	1,942,494
Meritage Homes †	32,200	1,967,742
Standard Motor Products	15,500	824,910

		9,188,951

Consumer Services – 8.97%
Asbury Automotive Group †	17,100	1,911,609
Cable One	1,600	2,381,552
Caleres	56,900	1,351,375
Cheesecake Factory	36,700	1,426,162
Choice Hotels International	28,800	2,978,784
Cinemark Holdings	56,600	1,915,910
Cracker Barrel Old Country Store	10,300	1,583,522
Steven Madden	38,400	1,651,584
Texas Roadhouse	27,700	1,560,064
UniFirst	14,100	2,847,918
Wolverine World Wide	54,800	1,848,952

		21,457,432

Consumer Staples – 3.58%
Core-Mark Holding	39,000	1,060,410
J&J Snack Foods	11,600	2,137,532
Performance Food Group †	41,400	2,131,272
Scotts Miracle-Gro	17,300	1,836,914
Spectrum Brands Holdings	21,800	1,401,522

		8,567,650

Energy – 5.62%
Callon Petroleum †	237,600	1,147,608
Delek US Holdings	63,600	2,132,508

	Number of shares	Value (US $)

Common Stock ◇ (continued)
Energy (continued)
Dril-Quip †	27,400	$1,285,334
Helix Energy Solutions Group †	180,700	1,740,141
Oasis Petroleum †	179,200	584,192
Patterson-UTI Energy	175,300	1,840,650
SM Energy	121,400	1,364,536
Valaris	102,100	669,776
WPX Energy †	195,800	2,690,292

		13,455,037

Financial Services – 28.77%
American Equity Investment Life Holding	110,900	3,319,237
Bank of NT Butterfield & Son	37,600	1,391,952
Community Bank System	9,700	688,118
East West Bancorp	133,800	6,516,060
First Financial Bancorp	107,600	2,737,344
First Hawaiian	81,800	2,359,930
First Interstate BancSystem Class A	45,600	1,911,552
First Midwest Bancorp	121,200	2,794,872
FNB	305,600	3,881,120
Great Western Bancorp	88,700	3,081,438
Hancock Whitney	112,300	4,927,724
Hanover Insurance Group	25,900	3,539,753
Kemper	23,500	1,821,250
Legg Mason	36,500	1,310,715
NBT Bancorp	49,100	1,991,496
Prosperity Bancshares	29,300	2,106,377
S&T Bancorp	36,800	1,482,672
Selective Insurance Group	43,400	2,829,246
Stifel Financial	66,800	4,051,420
Umpqua Holdings	188,100	3,329,370
Valley National Bancorp	241,800	2,768,610
Webster Financial	85,000	4,535,600
WesBanco	48,700	1,840,373
Western Alliance Bancorp	63,900	3,642,300

		68,858,529

Healthcare – 2.48%
Avanos Medical †	46,700	1,573,790
Catalent †	31,800	1,790,340
Service Corp. International	39,300	1,808,979
STERIS	5,000	762,100

		5,935,209

Real Estate Investment Trusts – 8.48%
Brandywine Realty Trust	181,000	2,850,750
Highwoods Properties	54,500	2,665,595
Lexington Realty Trust	196,000	2,081,520
Life Storage	20,700	2,241,396
Outfront Media	110,700	2,968,974
RPT Realty	113,800	1,711,552
Spirit Realty Capital	48,500	2,385,230
Summit Hotel Properties	132,400	1,633,816

Special Situations Series-6

Delaware VIP® Special Situations Series

Schedule of investments (continued)

	Number of shares	Value (US $)

Common Stock ◇ (continued)
Real Estate Investment Trusts (continued)
Washington Real Estate Investment Trust	60,400	$1,762,472

		20,301,305

Technology – 12.74%
Cirrus Logic †	27,800	2,290,998
Coherent †	10,300	1,713,405
CommScope Holding †	62,800	891,132
Flex †	186,400	2,352,368
MaxLinear †	46,300	982,486
NCR †	72,800	2,559,648
NetScout Systems †	53,500	1,287,745
ON Semiconductor †	129,000	3,145,020
Tech Data †	16,800	2,412,480
Teradyne	59,400	4,050,486
Tower Semiconductor †	95,400	2,295,324
TTM Technologies †	133,100	2,003,155
Viavi Solutions †	108,300	1,624,500
Vishay Intertechnology	136,000	2,895,440

		30,504,187

Transportation – 2.54%
Kirby †	14,500	1,298,185
Saia †	16,500	1,536,480
SkyWest	17,392	1,124,045
Werner Enterprises	58,200	2,117,898

		6,076,608

Utilities – 5.01%
ALLETE	24,600	1,996,782
Black Hills	40,100	3,149,454

	Number of shares	Value (US $)

Common Stock ◇ (continued)
Utilities (continued)
El Paso Electric	35,200	$2,389,728
South Jersey Industries	53,700	1,771,026
Southwest Gas Holdings	35,200	2,674,144

		11,981,134

Total Common Stock (cost $210,831,047)		234,147,377

Short-Term Investments – 2.06%
Money Market Mutual Funds – 2.06%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	987,481	987,481
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	987,480	987,480
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	987,480	987,480
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	987,481	987,481
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	987,481	987,481

Total Short-Term Investments (cost $4,937,403)		4,937,403

Total Value of Securities – 99.89% (cost $215,768,450)	$239,084,780

◇ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

† Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Special Situations Series-7

Delaware VIP® Trust — Delaware VIP Special Situations Series Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$239,084,780
Receivable for securities sold	628,054
Dividends and interest receivable	277,582
Receivable for series shares sold	4,579
Other assets	7,880

Total assets	240,002,875

Liabilities:
Payable for securities purchased	421,390
Investment management fees payable	127,986
Audit and tax fees payable	38,050
Payable for series shares redeemed	28,222
Reports and statements to shareholders payable to non-affiliates	14,444
Accounting and Administration expenses payable to non-affiliates	10,684
Other accrued expenses	5,365
Trustees’ fees and expenses payable	2,289
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,507
Pricing fees payable	1,250
Accounting and administration expenses payable to affiliates	1,006
Reports and statements to shareholders payable to affiliates	371
Legal fees payable to affiliates	363

Total liabilities	652,927

Total Net Assets	$239,349,948

Net Assets Consist of:
Paid-in capital	$196,366,856
Total distributable earnings (loss)	42,983,092

Total Net Assets	$239,349,948

Net Asset Value:
Standard Class:
Net assets	$239,349,948
Shares of beneficial interest outstanding, unlimited authorization, no par	7,431,676
Net asset value per share	$32.21

[1] Investments, at cost	$215,768,450

See accompanying notes, which are an integral part of the financial statements.

Special Situations Series-8

Delaware VIP® Trust —

Delaware VIP Special Situations Series

Statement of operations

Year ended December 31, 2019

Investment Income:
Dividends	$4,256,586
Interest	77,939

4,334,525

Expenses:
Management fees	1,731,325
Reports and statements to shareholders	40,958
Audit and tax fees	36,872
Trustees’ fees and expenses	20,575
Accounting and administration expenses	17,799
Custodian fees	14,583
Legal fees	4,822
Dividend disbursing and transfer agent fees and expenses	4,407
Other	17,939

1,889,280
Less expenses waived	(39,991)
Less expenses paid indirectly	(5,576)

Total operating expenses	1,843,713

Net Investment Income	2,490,812

Net Realized and Unrealized Gain:
Net realized gain	17,409,630
Net change in unrealized appreciation (depreciation) of investments	22,063,593

Net Realized and Unrealized Gain	39,473,223

Net Increase in Net Assets Resulting from Operations	$41,964,035

Delaware VIP Trust —

Delaware VIP Special Situations Series

Statements of changes in net assets

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,490,812	$1,626,398
Net realized gain	17,409,630	15,731,287
Net change in unrealized appreciation (depreciation)	22,063,593	(59,007,907)

Net increase (decrease) in net assets resulting from operations	41,964,035	(41,650,222)

Dividends and Distributions to Shareholders from:
Distributable earnings: Standard Class	(17,270,300)	(33,554,496)

Capital Share Transactions:
Proceeds from shares sold: Standard Class	4,903,509	8,412,913

Net asset value of shares issued upon reinvestment of dividends and distributions: Standard Class	17,270,300	33,554,496

	22,173,809	41,967,409

Cost of shares redeemed: Standard Class	(17,343,572)	(12,935,929)

Increase in net assets derived from capital share transactions	4,830,237	29,031,480

Net Increase (Decrease) in Net Assets	29,523,972	(46,173,238)

Net Assets:
Beginning of year	209,825,976	255,999,214

End of year	$239,349,948	$209,825,976

See accompanying notes, which are an integral part of the financial statements.

Special Situations Series-9

Delaware VIP® Trust — Delaware VIP Special Situations Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Special Situations Series Standard Class Year ended

	12/31/19[1]	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$28.86	$40.08	$34.64	$32.40	$34.22

Income (loss) from investment operations:
Net investment income[2]	0.33	0.23	0.15	0.33	0.18
Net realized and unrealized gain (loss)	5.39	(6.17)	6.06	4.28	(0.27)

Total from investment operations	5.72	(5.94)	6.21	4.61	(0.09)

Less dividends and distributions from:
Net investment income	(0.22)	(0.18)	(0.33)	(0.18)	(0.22)
Net realized gain	(2.15)	(5.10)	(0.44)	(2.19)	(1.51)

Total dividends and distributions	(2.37)	(5.28)	(0.77)	(2.37)	(1.73)

Net asset value, end of period	$32.21	$28.86	$40.08	$34.64	$32.40

Total return[3]	20.36%[4]	(16.60%)	18.26%	16.10%	(0.52%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$239,350	$209,826	$255,999	$224,220	$202,121
Ratio of expenses to average net assets[5]	0.80%	0.80%	0.80%	0.81%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.80%	0.80%	0.81%	0.80%
Ratio of net investment income to average net assets	1.08%	0.65%	0.40%	1.06%	0.52%
Ratio of net investment income to average net assets prior to fees waived	1.06%	0.65%	0.40%	1.06%	0.52%
Portfolio turnover	128%[6]	54%	38%	31%	46%

[1]

On Oct. 4, 2019, the First Investors Life Series Special Situations Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Special Situations Fund shares.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Special Situations Series-10

Delaware VIP® Trust — Delaware VIP Special Situations Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Special Situations Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Special Situations Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $5,576 under this arrangement.

Special Situations Series-11

Delaware VIP® Special Situations Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.80% of the Series’ average daily net assets from Oct. 4, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Series equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $2,878 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $4,209 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of certain internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,142 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Dec. 31, 2019 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund

Special Situations Series-12

Delaware VIP® Special Situations Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/ trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2019, the Series engaged in Rule 17a-7 securities purchases of $10,407,443 and securities sales of $18,808,788, which resulted in net realized gains of $6,156,872.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$286,391,631
Sales	292,657,396

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$215,945,293	$26,431,587	$(3,292,100)	$23,139,487

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Special Situations Series-13

Delaware VIP® Special Situations Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

Securities	Level 1
Assets:
Common Stock	$234,147,377
Short-Term Investments	4,937,403

Total Value of Securities	$239,084,780

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$ 1,634,303	$ 3,788,061
Long-term capital gains	15,635,997	29,766,435
	$17,270,300	$33,554,496

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$196,366,856
Undistributed ordinary income	2,670,722
Undistributed long-term capital gains	17,172,883
Net unrealized appreciation on investments	23,139,487
Net assets	$239,349,948

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2019, the Fund recorded the following reclassifications:

Paid-in Capital	Distributable Earnings
$(78,650)	$78,650

Special Situations Series-14

Delaware VIP® Special Situations Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	162,943	244,269
Shares issued upon reinvestment of dividends and distributions:
Standard Class	569,038	1,006,132
	731,981	1,250,401
Shares redeemed:
Standard Class	(571,361)	(366,438)
Net increase	160,620	883,963

7. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

8. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the

Special Situations Series-15

Delaware VIP® Special Situations Series

Notes to financial statements (continued)

8. Securities Lending (continued)

borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

9. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2019. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2019, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standard Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Special Situations Series-16

Delaware VIP® Trust — Delaware VIP Special Situations Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Special Situations Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Special Situations Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Special Situations Fund (subsequent to reorganization, known as Delaware VIP Special Situations Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Special Situations Series-17

Delaware VIP® Trust — Delaware VIP Special Situations Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
90.54%	9.46%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Special Situations Series-18

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Special Situations Series-19

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Special Situations Series-20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Special Situations Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Special Situations Series-22

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPSS 22500 (2/20) (1076649)	Special Situations Series-23

Delaware VIP® Trust

Delaware VIP Total Return Series

(formerly, First Investors Life Series Total Return Fund)

December 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Total Return Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Total Return Series
Portfolio management review	January 7, 2020 (Unaudited)

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

Effective after the close of business on Oct. 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Series.* During the period after the close of business on Oct. 4, 2019 to Dec. 31, 2019, the Manager repositioned the portfolio in accordance with the Series’ investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding Life Series Fund.

For the fiscal year ended Dec. 31, 2019, Delaware VIP Total Return Series (the “Series”) Standard Class shares gained 18.88%. The Series’ Service Class shares gained 3.63% since its inception date (Oct. 31, 2019). Both figures reflect all dividends reinvested. The Series’ primary benchmark, the S&P 500® Index, advanced 31.49% for the 1-year period. Its new secondary benchmarks, the Bloomberg Barclays US Aggregate Index and a blend of 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index, gained 8.72% and 22.18%, respectively, for the same period. The Series’ previous secondary benchmark, the ICE BofA US Corporate, Government & Mortgage Index, advanced 8.96% for the 12-month period.

The Series’ fiscal year ended Dec. 31, 2019 began with a meaningful reversal in the equity and bond markets following the sharp selloff in December 2018. Conditions for most asset classes had turned significantly positive and generally remained that way throughout 2019. Global financial markets marched ahead, as central banks globally signaled their intent to provide monetary support for their respective economies.

These central banks included the US Federal Reserve, which gradually shifted from a policy of raising interest rates to one of cutting them. The shift took place against a backdrop of consistent US economic growth with few signs of inflation. In December 2018, prior to the Series’ reporting period, the Fed raised its benchmark short-term interest rate by 0.25 percentage points – it was the central bank’s seventh such rate increase in the previous two years. The Fed then kept the federal funds rate steady until late July 2019, when it initiated its first of three successive 0.25-percentage-point rate cuts. By fiscal year end, the federal funds rate was within a range of 1.50% to 1.75% – where it had been in mid-2018.

The Fed’s monetary policy shift came amid the US economy’s weakest quarterly performance of the fiscal year. US gross domestic product (GDP), a measure of national economic output, grew by an annualized rate of just 1.1% in the final three months of 2018, but by the first quarter of 2019, US annual GDP growth accelerated to 3.1%. The national economy subsequently expanded by 2.0% and 2.1% in the year’s second and third quarters, respectively. Meanwhile, the US unemployment rate declined further, reaching 3.5% in November 2019 – the lowest since 1969. (Sources: US Bureau of Economic Analysis and US Bureau of Labor Statistics.)

The shift in Fed interest rate policy was the main driver behind the favorable results seen across all the Series’ asset classes, as financial markets benefited strongly from the increase in global liquidity.

For the fiscal year ended Dec. 31, 2019, US large-cap value stocks, as measured by the Russell 1000® Value Index, gained 26.54%, as the equity market recovered from a December 2018 market correction to produce steady gains throughout the rest of the 12-month period. In comparison, international developed market stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net), gained 22.01% over the same time frame. US stocks tended to outperform their international counterparts, reflecting better growth fundamentals in the United States.

High yield corporate bonds gained 14.32%, as reflected in the performance of the Bloomberg Barclays US Corporate High-Yield Index. During the fiscal year, high yield bonds benefited from narrowing credit spreads, indicating that investors were willing to accept gradually less income in exchange for taking on credit risk. Investment grade debt rose 8.72%, as measured by the Bloomberg Barclays US Aggregate Index. The Bloomberg Barclays Municipal Bond Index, a proxy for the municipal bond market, gained 7.54%.

Source: Bloomberg.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Total Return Series-1

Delaware VIP® Trust — Delaware VIP Total Return Series
Portfolio management review (continued)	January 7, 2020 (Unaudited)

Foresters Investment Management Company, Inc. (FIMCO) managed the Series from Jan. 1, 2019 to Oct. 4, 2019, when the management of the Series transitioned to DMC. The following is a discussion about Series performance during that period ended Oct. 4, 2019:

Equities

During the Jan. 1, 2019 to Oct. 4, 2019 period, the Series’ equity portion returns were driven by its large-cap core positions. In the industrials sector, the Series’ defense stocks led performance. Several large-cap holdings in the healthcare sector also contributed to performance. In financials, the Series’ investment in a small-cap investment management firm focused on private equity and private credit funds contributed to performance. The Series’ investment in small-cap banks also generated a positive return for the period despite the flattening of the yield curve.

The Series underperformed in both the real estate and utilities sectors, as the equity portion of the Series did not invest in high yielding stocks, including REITs and utilities, during this period.

Fixed income

During the Jan. 1, 2019 to Oct. 4, 2019 period, the Series’ fixed income portion returns were predominantly a function of its overweight to corporate bonds, the strongest-performing asset class during this period. The Series’ overweight to 30-year US Treasurys relative to the benchmark also contributed to performance.

*On April 6, 2019, FIMCO, the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on Oct. 4, 2019.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2019, and subject to change.

Total Return Series-2

Delaware VIP® Trust — Delaware VIP Total Return Series

Performance summary (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Total Return Series
Average annual total returns
For periods ended Dec. 31, 2019	1 year	3 year	5 year	Lifetime
Standard Class shares (commenced operations on Dec. 17, 2012)	+18.88%	+7.05%	+5.17%	+6.76%

Service Class shares (commenced operations on Oct. 31, 2019)	–	–	–	+3.63%

S&P 500 Index	+31.49%	+15.27%	+11.70%	–

60% S&P 500 Index/40% Bloomberg Barclays US Aggregate Index	+22.18%	+10.87%	+8.37%	–

Bloomberg Barclays US Aggregate Index	+8.72%	+4.03%	+3.05%	–

ICE BofA US Corporate, Government & Mortgage Index	+8.96%	+4.14%	+3.11%	–

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.87% and 1.17%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from Oct. 4, 2019 through Dec. 31, 2019.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Total Return Series-3

Delaware VIP® Total Return Series

Performance summary (Unaudited) (continued)

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

For period beginning Dec. 17, 2012 (Series’ inception date) through Dec. 31, 2019		Starting value	Ending value
—	S&P 500 Index	$10,000	$26,422
---	60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	$10,000	$19,554
—	Delaware VIP Total Return Series (Standard Class)	$10,000	$15,846
—	ICE BofA US Corporate, Government & Mortgage Index	$10,000	$12,111
---	Bloomberg Barclays US Aggregate Index	$10,000	$12,066

The graph shows a $10,000 investment in the Delaware VIP Total Return Series Standard Class shares for the period from Dec. 17, 2012 through Dec. 31, 2019.

Total Return Series-4

Delaware VIP® Total Return Series

Performance summary (Unaudited) (continued)

The graph also shows $10,000 invested in the S&P 500 Index, 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index, the Bloomberg Barclays US Aggregate Index, and the ICE BofA US Corporate, Government & Mortgage Index for the period from Dec. 17, 2012 through Dec. 31, 2019.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg Barclays US Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $300 million par amount outstanding.

The ICE BofA US Corporate, Government & Mortgage Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasurys, quasi-governments, corporates, covered bonds and residential mortgage pass-throughs. Non-residential mortgage collateralized debt such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) are excluded from the index, as are all collateralized mortgage obligations (CMOs). With the exception of local currency sovereign debt, qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, and a fixed coupon schedule.

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 1, is composed of US dollar-denominated, noninvestment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The Bloomberg Barclays Municipal Bond Index, mentioned on page 1, measures the total return performance of the long-term, investment grade tax-exempt bond market.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Total Return Series-5

Delaware VIP® Trust — Delaware VIP Total Return Series

Disclosure of Series expenses

For the six-month period from July 1, 2019 to December 31, 2019(Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to Dec. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waiver in effect and assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period 7/1/19 to 12/31/19*

Actual Series return†
Standard Class	$1,000.00	$1,053.10	0.99%	$5.12
Service Class**	1,000.00	1,036.30	1.16%	1.97

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.21	0.99%	$5.04
Service Class**	1,000.00	1,019.36	1.16%	5.90

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**

The Service Class shares commenced operations on Oct. 31, 2019. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual ”are equal to the Service Class annualized expense ratio, multiplied by 61/365 (to reflect the actual days since inception).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Fund.

Total Return Series-6

Delaware VIP® Trust — Delaware VIP Total Return Series

Security type / sector allocation

As of December 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	1.02%
Convertible Bonds	8.74%
Capital Goods	0.38%
Communications	1.39%
Consumer Cyclical	0.47%
Consumer Non-Cyclical	1.26%
Electric	0.29%
Energy	1.18%
Financials	0.65%
Real Estate Investment Trusts	0.33%
Technology	2.79%
Corporate Bonds	13.36%
Banking	1.27%
Basic Industry	1.49%
Brokerage	0.03%
Capital Goods	0.56%
Communications	1.31%
Consumer Cyclical	1.16%
Consumer Non-Cyclical	0.70%
Electric	0.29%
Energy	1.70%
Finance Companies	0.06%
Financials	0.63%
Healthcare	0.90%
Insurance	0.29%

Security type / sector	Percentage of net assets
Media	1.39%
Real Estate Investment Trusts	0.23%
Services	0.19%
Technology	0.08%
Technology & Electronics	0.39%
Transportation	0.02%
Utilities	0.67%
Municipal Bonds	2.16%
Non-Agency Asset-Backed Security	0.17%
Non-Agency Commercial Mortgage-Backed Securities	0.44%
Sovereign Bonds	0.39%
US Treasury Obligations	0.76%
Common Stock	66.04%
Closed-End Funds	0.29%
Convertible Preferred Stock	2.21%
Preferred Stock	0.11%
Exchange-Traded Funds	0.99%
Short-Term Investments	2.98%
Total Value of Securities	99.66%
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%

Total Return Series-7

Delaware VIP® Trust — Delaware VIP Total Return Series

Schedule of investments

December 31, 2019

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities – 1.02%
Fannie Mae S.F. 30 yr
3.00% 12/1/46	76,712	$78,519
3.00% 11/1/48	103,404	105,336
3.50% 12/1/49	68,893	72,179
4.00% 3/1/47	69,789	73,497
4.50% 8/1/41	63,011	68,575
5.00% 3/1/42	56,225	61,872
Freddie Mac S.F. 30 yr
3.50% 7/1/44	46,898	49,616
4.50% 12/1/43	81,821	88,606

Total Agency Mortgage-Backed Securities (cost $599,112)		598,200

Convertible Bonds – 8.74%
Capital Goods – 0.38%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	102,000	134,548
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	88,000	85,727

		220,275

Communications – 1.39%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	242,000	221,878
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	184,000	254,196
InterDigital 144A 2.00% exercise price $81.29, maturity date 6/1/24 #	156,000	155,899
Liberty Media 2.25% exercise price $34.07, maturity date 9/30/46	315,000	182,855

		814,828

Consumer Cyclical – 0.47%
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	91,000	99,235
Team 5.00% exercise price $21.70, maturity date 8/1/23	171,000	179,452

		278,687

Consumer Non-Cyclical – 1.26%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	129,000	136,611
Chefs’ Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	76,000	84,003
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	172,000	216,050
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	169,000	122,103
Vector Group 1.75% exercise price $20.27, maturity date 4/15/20 •	171,000	178,374

		737,141

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Electric – 0.29%
NRG Energy 2.75% exercise price $47.74, maturity date 6/1/48	148,000	$168,165

		168,165

Energy – 1.18%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	328,000	259,957
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	155,000	166,051
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	282,000	266,191

		692,199

Financials – 0.65%
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	200,000	175,319
Jazz Investments I 1.875% exercise price $199.77, maturity date 8/15/21	200,000	206,425

		381,744

Real Estate Investment Trusts – 0.33%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	181,000	194,490

		194,490

Technology – 2.79%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	305,000	270,983
CSG Systems International 4.25% exercise price $56.87, maturity date 3/15/36	162,000	185,692
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	68,000	88,545
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	98,000	84,823
Pluralsight 144A 0.375% exercise price $38.76, maturity date 3/1/24 #	201,000	174,955
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	177,000	174,859
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	158,000	122,877
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	190,000	211,144
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	170,000	183,776
Vishay Intertechnology 2.25% exercise price $31.44, maturity date 6/15/25	139,000	139,597

		1,637,251

Total Convertible Bonds (cost $4,960,665)		5,124,780

Total Return Series-8

Delaware VIP® Total Return Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Corporate Bonds – 13.36%
Banking – 1.27%
Ally Financial 5.75% 11/20/25	100,000	$112,125
Bank of America 3.458% 3/15/25 µ	20,000	20,889
Credit Suisse Group 144A 6.25% #µy	200,000	218,161
JPMorgan Chase & Co.
4.023% 12/5/24 µ	10,000	10,664
5.00% µy	10,000	10,413
Morgan Stanley
3.124% (LIBOR03M + 1.22%) 5/8/24 •	5,000	5,092
5.00% 11/24/25	10,000	11,263
PNC Financial Services Group 2.60% 7/23/26	20,000	20,268
Popular 6.125% 9/14/23	60,000	64,750
Royal Bank of Scotland Group 8.625% µy	200,000	216,615
State Street 3.30% 12/16/24	20,000	21,093
Truist Bank 2.636% 9/17/29 µ	15,000	14,994
US Bancorp 3.375% 2/5/24	10,000	10,497
USB Capital IX 3.50% (LIBOR03M + 1.02%) y•	10,000	8,765

		745,589

Basic Industry – 1.49%
Builders FirstSource 144A 5.625% 9/1/24 #	15,000	15,631
Chemours
5.375% 5/15/27	50,000	44,376
7.00% 5/15/25	15,000	15,144
FMG Resources August 2006 144A 5.125% 5/15/24 #	30,000	31,938
Freeport-McMoRan
4.55% 11/14/24	25,000	26,479
5.45% 3/15/43	42,000	43,579
HD Supply 144A 5.375% 10/15/26 #	40,000	42,493
Lennar 5.00% 6/15/27	15,000	16,318
Methanex 5.25% 12/15/29	20,000	20,679
Newmont Goldcorp 2.80% 10/1/29	20,000	19,827
Novelis 144A 6.25% 8/15/24 #	25,000	26,281
Olin
5.00% 2/1/30	20,000	20,337
5.125% 9/15/27	60,000	62,689
Orbia Advance 144A 5.50% 1/15/48 #	264,000	270,519
PulteGroup 5.00% 1/15/27	15,000	16,370
RPM International 4.55% 3/1/29	20,000	21,663
Standard Industries 144A 4.75% 1/15/28 #	80,000	82,186
Steel Dynamics 5.00% 12/15/26	65,000	69,139
Univar Solutions USA 144A 5.125% 12/1/27 #	25,000	26,141

		871,789

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Brokerage – 0.03%
Jefferies Group 4.15% 1/23/30	15,000	$15,899

		15,899

Capital Goods – 0.56%
Bombardier 144A 6.00% 10/15/22 #	30,000	30,066
Crown Americas 4.25% 9/30/26	55,000	57,838
L3Harris Technologies 2.90% 12/15/29	5,000	5,082
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	70,000	72,281
Roper Technologies 2.35% 9/15/24	20,000	20,118
TransDigm 144A 6.25% 3/15/26 #	30,000	32,535
United Rentals North America 5.25% 1/15/30	85,000	91,643
Waste Management
3.45% 6/15/29	10,000	10,703
4.15% 7/15/49	5,000	5,712

		325,978

Communications – 1.31%
Altice France 144A 7.375% 5/1/26 #	200,000	215,098
AT&T 4.35% 3/1/29	15,000	16,679
Charter Communications Operating
4.80% 3/1/50	5,000	5,263
5.05% 3/30/29	10,000	11,341
Crown Castle International 5.25% 1/15/23	15,000	16,296
Level 3 Financing 144A 3.875% 11/15/29 #	50,000	50,467
Ooredoo International Finance 144A 5.00% 10/19/25 #	200,000	223,541
Sprint 7.125% 6/15/24	80,000	86,467
Time Warner Cable 7.30% 7/1/38	5,000	6,518
Time Warner Entertainment 8.375% 3/15/23	5,000	5,902
Verizon Communications
4.50% 8/10/33	15,000	17,517
4.522% 9/15/48	5,000	5,990
ViacomCBS 4.375% 3/15/43	20,000	21,197
Vodafone Group
4.25% 9/17/50	10,000	10,449
4.875% 6/19/49	10,000	11,609
Zayo Group 6.375% 5/15/25	60,000	61,975

		766,309

Consumer Cyclical – 1.16%
Allison Transmission 144A 5.875% 6/1/29 #	75,000	82,299
AMC Entertainment Holdings 6.125% 5/15/27	70,000	64,052
Boyd Gaming 6.00% 8/15/26	60,000	64,596
General Motors Financial 5.25% 3/1/26	20,000	22,211
Hilton Worldwide Finance 4.875% 4/1/27	70,000	74,505

Total Return Series-9

Delaware VIP® Total Return Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Lowe’s 4.55% 4/5/49	15,000	$17,682
MGM Resorts International 5.75% 6/15/25	37,000	41,532
Murphy Oil USA 4.75% 9/15/29	83,000	87,807
Penn National Gaming 144A 5.625% 1/15/27 #	45,000	47,684
Scientific Games International 144A 8.25% 3/15/26 #	99,000	109,333
Yum! Brands 144A 4.75% 1/15/30 #	65,000	68,208

		679,909

Consumer Non-Cyclical – 0.70%
AbbVie 144A 2.95% 11/21/26 #	5,000	5,082
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	15,000	15,991
4.75% 1/23/29	5,000	5,793
Cott Holdings 144A 5.50% 4/1/25 #	34,000	35,601
CVS Health 3.25% 8/15/29	20,000	20,339
DH Europe Finance II 3.25% 11/15/39	50,000	50,441
Gilead Sciences 4.15% 3/1/47	15,000	16,685
JBS USA 144A 6.50% 4/15/29 #	78,000	86,824
Pilgrim’s Pride 144A 5.875% 9/30/27 #	65,000	70,401
Post Holdings 144A 5.50% 12/15/29 #	98,000	104,679

		411,836

Electric – 0.29%
CenterPoint Energy
3.85% 2/1/24	10,000	10,548
4.25% 11/1/28	10,000	10,854
Duke Energy 4.875% µy	10,000	10,502
Duke Energy Indiana 3.25% 10/1/49	10,000	9,994
Entergy Mississippi 2.85% 6/1/28	5,000	5,113
Entergy Texas 3.55% 9/30/49	15,000	15,302
Evergy 2.90% 9/15/29	15,000	14,939
MidAmerican Energy 3.15% 4/15/50	10,000	9,871
National Rural Utilities Cooperative Finance
2.85% 1/27/25	15,000	15,438
5.25% 4/20/46 µ	5,000	5,420
NextEra Energy Capital Holdings
2.90% 4/1/22	5,000	5,102
3.15% 4/1/24	5,000	5,184
PacifiCorp 3.50% 6/15/29	10,000	10,789
Southern California Edison
4.00% 4/1/47	5,000	5,257
4.20% 3/1/29	10,000	11,072
4.875% 3/1/49	5,000	5,922
Southwestern Electric Power 4.10% 9/15/28	15,000	16,407
Xcel Energy 3.50% 12/1/49	5,000	5,089

		172,803

Energy – 1.70%
AmeriGas Partners 5.75% 5/20/27	30,000	32,995

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Cheniere Corpus Christi Holdings 5.875% 3/31/25	20,000	$22,531
Cheniere Energy Partners 144A 4.50% 10/1/29 #	40,000	41,178
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	30,000	30,488
6.25% 4/1/23	5,000	5,110
Energy Transfer Operating
5.25% 4/15/29	10,000	11,231
6.25% 4/15/49	5,000	6,026
Genesis Energy 6.75% 8/1/22	30,000	30,353
Hilcorp Energy I 144A 5.00% 12/1/24 #	35,000	33,946
KazMunayGas National 144A 5.375% 4/24/30 #	264,000	306,729
Marathon Oil 4.40% 7/15/27	20,000	21,745
MPLX
4.00% 3/15/28	5,000	5,177
4.80% 2/15/29	10,000	10,971
5.50% 2/15/49	5,000	5,672
Murphy Oil 5.875% 12/1/27	41,000	43,101
Noble Energy
3.25% 10/15/29	15,000	15,138
4.95% 8/15/47	5,000	5,535
NuStar Logistics 5.625% 4/28/27	30,000	30,881
Sabine Pass Liquefaction 5.625% 3/1/25	5,000	5,630
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	200,000	200,898
Southwestern Energy 7.75% 10/1/27	38,000	35,292
Targa Resources Partners 5.375% 2/1/27	30,000	31,181
Transocean 144A 9.00% 7/15/23 #	60,000	63,500

		995,308

Finance Companies – 0.06%
Avolon Holdings Funding
144A 3.95% 7/1/24 #	5,000	5,217
144A 4.375% 5/1/26 #	15,000	15,863
International Lease Finance 8.625% 1/15/22	15,000	16,877

		37,957

Financials – 0.63%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	200,000	221,020
DAE Funding 144A 5.75% 11/15/23 #	70,000	73,617
E*TRADE Financial 5.875% µy	70,000	74,615

		369,252

Healthcare – 0.90%
Bausch Health 144A 5.50% 11/1/25 #	80,000	83,767
Charles River Laboratories International 144A 4.25% 5/1/28 #	85,000	86,751

Total Return Series-10

Delaware VIP® Total Return Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Encompass Health 4.75% 2/1/30	80,000	$83,148
HCA
5.375% 2/1/25	70,000	77,554
5.875% 2/15/26	40,000	45,559
Hill-Rom Holdings 144A 4.375% 9/15/27 #	30,000	30,948
Hologic 144A 4.625% 2/1/28 #	40,000	42,514
Tenet Healthcare 8.125% 4/1/22	70,000	77,562

		527,803

Insurance – 0.29%
HUB International 144A 7.00% 5/1/26 #	45,000	47,701
USI 144A 6.875% 5/1/25 #	60,000	61,481
WellCare Health Plans 144A 5.375% 8/15/26 #	60,000	64,011

		173,193

Media – 1.39%
AMC Networks 4.75% 8/1/25	65,000	65,379
CCO Holdings
144A 5.375% 6/1/29 #	40,000	42,774
144A 5.875% 5/1/27 #	65,000	68,888
CSC Holdings 6.75% 11/15/21	50,000	53,925
144A 7.75% 7/15/25 #	200,000	213,740
Gray Television 144A 7.00% 5/15/27 #	55,000	61,221
Lamar Media 5.75% 2/1/26	60,000	63,705
Netflix 5.875% 11/15/28	80,000	88,833
Sinclair Television Group 144A 5.125% 2/15/27 #	45,000	46,366
Sirius XM Radio
144A 5.00% 8/1/27 #	25,000	26,421
144A 5.50% 7/1/29 #	75,000	81,232

		812,484

Real Estate Investment Trusts – 0.23%
ESH Hospitality
144A 4.625% 10/1/27 #	65,000	65,933
144A 5.25% 5/1/25 #	65,000	67,329

		133,262

Services – 0.19%
Prime Security Services Borrower 144A 5.75% 4/15/26 #	70,000	76,213
Service Corp. International 4.625% 12/15/27	36,000	37,614

		113,827

Technology – 0.08%
Global Payments
2.65% 2/15/25	15,000	15,071
3.20% 8/15/29	5,000	5,110
Intel 2.45% 11/15/29	5,000	4,985
NXP 144A 4.875% 3/1/24 #	20,000	21,817

		46,983

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics – 0.39%
CDK Global 144A 5.25% 5/15/29 #	70,000	$75,162
Iron Mountain 144A 5.25% 3/15/28 #	60,000	62,511
SS&C Technologies 144A 5.50% 9/30/27 #	85,000	90,897

		228,570

Transportation – 0.02%
FedEx 4.05% 2/15/48	15,000	14,474

		14,474

Utilities – 0.67%
Calpine 144A 5.25% 6/1/26 #	55,000	57,396
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	264,000	275,102
Vistra Operations 144A 5.00% 7/31/27 #	60,000	62,810

		395,308

Total Corporate Bonds (cost $7,751,104)		7,838,533

Municipal Bonds – 2.16%
Allegheny County Industrial Development Authority Revenue
(United States Steel Corporation Project) 4.875% 11/1/24	100,000	104,471
Colorado Health Facilities Authority Revenue
(Cappella of Grand Junction Project) 144A 5.00% 12/1/54 #	250,000	258,683
National Finance Authority Revenue
(The Vista Project) Series A 144A 5.25% 7/1/39 #	250,000	272,090
New Jersey Tobacco Settlement Financing Corporation
Series B 5.00% 6/1/46	250,000	278,652
Puerto Rico Sales Tax Financing Revenue
(Restructured) Series A-1 4.75% 7/1/53	335,000	350,584

Total Municipal Bonds (cost $1,248,592)		1,264,480

Non-Agency Asset-Backed Security – 0.17%
Citibank Credit Card Issuance Trust Series 2018-A1 A1 2.49% 1/20/23	100,000	100,681

Total Non-Agency Asset-Backed Security (cost $100,848)		100,681

Total Return Series-11

Delaware VIP® Total Return Series

Schedule of investments (continued)

	Principal amount°		Value (US $)
Non-Agency Commercial Mortgage-Backed
Securities – 0.44%
BANK
Series 2019-BN21 A5 2.851% 10/17/52		50,000	$50,759
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50		50,000	53,488
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48		50,000	53,476
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 A4 3.325% 5/15/49		50,000	52,230
Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1 A3 2.652% 8/15/49		50,000	50,353

Total Non-Agency Commercial Mortgage-Backed Securities (cost $264,633)			260,306

Sovereign Bonds – 0.39% Δ
Dominican Republic – 0.37%
Dominican Republic International Bond 144A 6.00% 7/19/28 #		198,000	220,593

			220,593

Mexico – 0.02%
Mexican Bonos 6.50% 6/9/22	MXN	204,400	10,758

			10,758

Total Sovereign Bonds (cost $228,646)			231,351

US Treasury Obligations – 0.76%
US Treasury Bonds 2.375% 11/15/49		5,000	4,979
4.50% 2/15/36		65,000	86,128
US Treasury Floating Rate Note 1.746% (USBMMY3M + 0.22%) 7/31/21		85,000	85,050
US Treasury Notes 1.50% 9/30/24		10,000	9,909
1.50% 11/30/24		220,000	218,040
1.625% 8/15/29		15,000	14,604
US Treasury Strip Principal 2.26% 5/15/44		45,000	24,909

Total US Treasury Obligations (cost $446,235)			443,619

	Number of shares	Value (US $)
Common Stock – 66.04%
Communication Services – 3.62%
AT&T	22,900	$894,932
CenturyLink	4,847	64,029
KDDI	3,300	98,460
Orange †	5,610	82,561
Publicis Groupe	2,360	106,842
Verizon Communications	14,300	878,020

		2,124,844

Consumer Discretionary – 3.43%
adidas AG	110	35,758
Dollar Tree †	9,500	893,475
Lowe’s	7,400	886,224
Next	380	35,325
Sodexo	825	97,769
Swatch Group	235	65,613

		2,014,164

Consumer Staples – 6.17%
Archer-Daniels-Midland	19,600	908,460
Asahi Group Holdings	1,300	59,307
Conagra Brands	28,900	989,536
Danone	1,720	142,577
Diageo	2,230	94,538
Kao	400	32,990
Kerry Group Class A	250	31,155
Kirin Holdings	1,300	28,375
Koninklijke Ahold Delhaize	6,230	155,802
Lawson	900	51,086
Mondelez International Class A	16,200	892,296
Nestle	1,145	123,964
Seven & i Holdings	2,900	106,301

		3,616,387

Energy – 6.39%
ConocoPhillips	14,200	923,426
Halliburton	38,000	929,860
Marathon Oil	68,600	931,588
Occidental Petroleum	23,300	960,193

		3,745,067

Financials – 9.55%
Allstate	8,000	899,600
American International Group	17,400	893,142
Bank of America	11,403	401,614
Bank of New York Mellon	17,500	880,775
Hercules Capital	15,471	216,903
JPMorgan Chase & Co.	3,600	501,840
Marsh & McLennan	8,000	891,280
Truist Financial	16,300	918,016

		5,603,170

Healthcare – 12.09%
Abbott Laboratories	10,300	894,658
Brookdale Senior Living †	64,040	465,571
Cardinal Health	16,100	814,338

Total Return Series-12

Delaware VIP® Total Return Series

Schedule of investments (continued)

	Number of shares	Value (US $)
Common Stock (continued)
Healthcare (continued)
Cigna	4,600	$940,654
CVS Health	11,900	884,051
Fresenius Medical Care AG & Co.	1,480	108,969
Johnson & Johnson	6,200	904,394
Merck & Co.	9,800	891,310
Novo Nordisk Class B	2,540	147,190
Pfizer	22,900	897,222
Roche Holding	445	144,626

		7,092,983

Industrials – 5.44%
G4S	30,700	88,650
Honeywell International	1,641	290,457
Makita	1,700	58,709
Northrop Grumman	2,500	859,925
Raytheon	4,000	878,960
Secom	300	26,773
Securitas Class B	5,000	86,146
Waste Management	7,900	900,284

		3,189,904

Information Technology – 7.80%
Broadcom	2,700	853,254
Cisco Systems	19,800	949,608
Intel	15,300	915,705
Microsoft	3,454	544,696
Oracle	15,400	815,892
Sabre	3,205	71,920
Texas Instruments	3,307	424,255

		4,575,330

Materials – 1.69%
Air Liquide	860	121,740
DuPont de Nemours	13,500	866,700

		988,440

REIT Hotel – 0.43%
MGM Growth Properties Class A	1,800	55,746
VICI Properties	7,700	196,735

		252,481

REIT Information Technology – 0.12%
American Tower	300	68,946

		68,946

REIT Mall – 0.10%
Simon Property Group	400	59,584

		59,584

REIT Mortgage – 0.15%
Annaly Capital Management	9,000	84,780

		84,780

REIT Office – 0.04%
Postal Realty Trust Class A	1,441	24,425

		24,425

	Number of shares	Value (US $)
Common Stock (continued)
REIT Self-Storage – 0.16%
Extra Space Storage	900	$95,058

		95,058

REITs Diversified – 0.75%
Alpine Income Property Trust	8,000	152,240
Cousins Properties	3,400	140,080
Lexington Realty Trust	14,100	149,742

		442,062

REITs Healthcare – 0.98%
Assura	172,491	177,759
Healthpeak Properties	4,686	161,526
Sabra Health Care REIT	3,600	76,824
Welltower	1,916	156,690

		572,799

REITs Industrial – 0.46%
Americold Realty Trust	3,700	129,722
Prologis	1,600	142,624

		272,346

REITs Manufactured Housing – 0.50%
Equity LifeStyle Properties	1,800	126,702
Sun Communities	1,100	165,110

		291,812

REITs Multifamily – 3.12%
Apartment Investment & Management Class A	2,500	129,125
Bluerock Residential Growth REIT	7,543	90,893
Camden Property Trust	1,438	152,572
Equity Residential	10,600	857,752
Grainger	22,257	92,336
Killam Apartment Real Estate Investment Trust	3,554	51,837
NexPoint Residential Trust	5,800	261,000
UDR	4,200	196,140

		1,831,655

REITs Shopping Center – 0.07%
Brixmor Property Group	100	2,161
Retail Properties of America Class A	2,700	36,180

		38,341

REITs Single Tenant – 0.53%
National Retail Properties	1,200	64,344
Spirit Realty Capital	2,100	103,278
STORE Capital	3,800	141,512

		309,134

REITs Specialty – 0.54%
Front Yard Residential	11,400	140,676
Invitation Homes	4,400	131,868
Safehold	1,100	44,330

		316,874

Utilities – 1.91%
Edison International	12,200	920,002

Total Return Series-13

Delaware VIP® Total Return Series

Schedule of investments (continued)

	Number of shares	Value (US $)
Common Stock (continued)
Utilities (continued)
TerraForm Power Class A	12,890	$198,377

		1,118,379

Total Common Stock (cost $34,834,682)		38,728,965

Closed-End Funds – 0.29%
Aberdeen Total Dynamic Dividend Fund	12,200	109,190
Western Asset Emerging Markets Debt Fund	4,251	60,662

Total Closed-End Funds (cost $160,455)		169,852

Convertible Preferred Stock – 2.21%
A Schulman 6.00% exercise price $52.33 y	243	253,799
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	3,271	158,644
Bank of America 7.25% exercise price $50.00 y	136	197,064
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	4,518	232,496
QTS Realty Trust 6.50% exercise price $46.99 y	2,300	297,091
Wells Fargo & Co. 7.50% exercise price $156.71 y	107	155,150

Total Convertible Preferred Stock (cost $1,285,629)		1,294,244

	Number of shares	Value (US $)
Preferred Stock – 0.11%
Bank of America 6.50% µ	55,000	$62,464

Total Preferred Stock (cost $62,154)		62,464

Exchange-Traded Funds – 0.99%
iShares Preferred & Income Securities
ETF	2,828	106,304
SPDR Gold Shares†	1,671	238,786
VanEck Vectors High-Yield Municipal
Index ETF	3,032	194,200
Vanguard FTSE Developed Markets ETF	910	40,095

Total Exchange-Traded Funds (cost $575,947)		579,385

Short-Term Investments – 2.98%
Money Market Mutual Funds – 2.98%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.52%)	349,904	349,904
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.49%)	349,904	349,904
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.51%)	349,904	349,904
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.48%)	349,904	349,904
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.45%)	349,904	349,904

Total Short-Term Investments (cost $1,749,520)		1,749,520

Total Value of Securities – 99.66% (cost $54,268,222)	$58,446,380

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2019, the aggregate value of Rule 144A securities was $6,307,857, which represents 10.76% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Total Return Series-14

Delaware VIP® Total Return Series

Schedule of investments (continued)

The following foreign currency exchange contracts and futures contracts were outstanding at Dec. 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CHF	(1,046)	USD	1,078	1/3/20	$—	$ (3)
BNYM	EUR	(1,995)	USD	2,233	1/2/20	—	(5)
BNYM	GBP	(224)	USD	297	1/3/20	—	—
JPMCB	BRL	86,581	USD	(20,570)	1/10/20	945	—
JPMCB	ZAR	(303,864)	USD	20,422	1/10/20	—	(1,279)
Total Foreign Currency Exchange Contracts						$945	$(1,287)

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
US Treasury 10 yr
1 Notes	$128,422	$128,888	3/20/20	$(466)	$(109)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amount presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
BB – Barclays Bank
BNYM – Bank of New York Mellon
BRL – Brazilian Real
CHF – Swiss Franc
ETF – Exchange-Traded Fund
EUR – European Monetary Unit
FTSE – Financial times Stock Exchange 100 Index
GBP – Great Britain Pound
GS – Goldman Sachs
ICE – Intercontinental Exchange
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank, National Association
LIBOR – London interbank offered rate
LIBOR3M – ICE LIBOR USD 3 Month
LIBOR6M – ICE LIBOR USD 6 Month
MXN – Mexican Peso
REIT – Real Estate Investment Trust
S.F. – Single Family
SPDR – S&P Depositary Receipts
USBMMY3M – US Treasury 3 Month Bill Money
USD – US Dollar
yr – Year
ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Total Return Series-15

Delaware VIP® Trust — Delaware VIP Total Return Series
Statement of assets and liabilities	December 31, 2019

Assets:
Investments, at value[1]	$58,446,380
Cash	97,427
Cash collateral due from brokers	1,265
Foreign currencies, at value[2]	15
Dividends and interest receivable	246,397
Receivable for securities sold	14,163
Receivable for series shares sold	2,190
Unrealized appreciation on foreign currency exchange contracts	945
Foreign tax reclaims receivable	440
Other assets	1,746

Total assets	58,810,968

Liabilities:
Audit and tax fees payable	52,397
Payable for securities purchased	52,375
Payable for series shares redeemed	27,375
Reports and statements to shareholders expenses payable to non-affiliates	10,268
Accounting and administration fees payable to non-affiliates	7,037
Other accrued expenses	4,643
Pricing fees payable	4,000
Investment management fees payable	2,635
Unrealized depreciation on foreign currency exchange contracts	1,287
Trustees’ fees and expenses payable	573
Accounting and administration expenses payable to affiliates	504
Dividend disbursing and transfer agent fees and expenses payable to affiliates	370
Variation margin payable on futures contracts	109
Reports and statements to shareholders expenses payable to affiliates	92
Legal fees payable to affiliates	90
Distribution fees payable	3

Total liabilities	163,758

Total Net Assets	$58,647,210

Net Assets Consist of:
Paid-in capital	$48,461,599
Total distributable earnings (loss)	10,185,611

Total Net Assets	$58,647,210

Net Asset Value:
Standard Class:
Net assets	$58,636,850
Shares of beneficial interest outstanding, unlimited authorization, no par	4,102,225
Net asset value per share	$14.29

Service Class:
Net assets	$10,360
Shares of beneficial interest outstanding, unlimited authorization, no par	725
Net asset value per share	$14.29

[1]Investments, at cost	$54,268,222
[2]Foreign currencies, at cost	15

See accompanying notes, which are an integral part of the financial statements.

Total Return Series-16

Delaware VIP® Trust —	Delaware VIP Trust—
Delaware VIP Total Return Series	Delaware VIP Total Return Series
Statement of operations	Statements of changes in net assets
Year ended December 31, 2019

Investment Income:
Dividends	$759,372
Interest	701,918
Foreign tax withheld	(557)

1,460,733

Expenses:
Management fees	413,421
Distribution expenses – Service Class	5
Audit and tax fees	52,719
Reports and statements to shareholders	33,599
Accounting and administration expenses	11,169
Legal fees	9,526
Trustees’ fees and expenses	5,059
Custodian fees	2,505
Dividend disbursing and transfer agent fees and expenses	1,109
Other	39,491

568,603
Less expenses waived	(35,848)
Less expenses paid indirectly	(1,761)

Total operating expenses	530,994

Net Investment Income	929,739

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,507,506
Foreign currencies	(2,027)
Foreign currency exchange contracts	1,234

Net realized gain	5,506,713

Net change in unrealized appreciation (depreciation) of:
Investments	3,254,906
Foreign currencies	54
Foreign currency exchange contracts	(342)
Futures contracts	(466)

Net change in unrealized appreciation (depreciation)	3,254,152

Net Realized and Unrealized Gain	8,760,865

Net Increase in Net Assets Resulting from Operations	$9,690,604

	Year ended
	12/31/19	12/31/18
Increase (Decrease) in Net Assets from
Operations:
Net investment income	$929,739	$871,169
Net realized gain	5,506,713	1,088,676
Net change in unrealized appreciation (depreciation)	3,254,152	(5,855,570)

Net increase (decrease) in net assets resulting from operations	9,690,604	(3,895,725)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,116,836)	(1,009,297)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	3,207,400	5,027,378
Service Class	10,000	—
Net assets from merger:
Shares issued from merger	—	5,946,557
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,116,836	1,009,297

	5,334,236	11,983,232

Cost of shares redeemed:
Standard Class	(5,890,384)	(3,358,122)

Increase (Decrease) in net assets derived from capital share transactions	(556,148)	8,625,110

Net Increase in Net Assets	7,017,620	3,720,088

Net Assets:
Beginning of year	51,629,590	47,909,502

End of year	$58,647,210	$51,629,590

See accompanying notes, which are an integral part of the financial statements.

Total Return Series-17

Delaware VIP® Trust — Delaware VIP Total Return Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

		Delaware VIP Total Return Series Standard Class Year ended

	12/31/19 [1]	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$ 12.50	$ 13.83	$ 12.58	$ 11.98	$ 12.30

Income (loss) from investment operations:
Net investment income[2]	0.22	0.24	0.18	0.18	0.15
Net realized and unrealized gain (loss)	2.08	(1.28)	1.28	0.59	(0.34)
Total from investment operations	2.30	(1.04)	1.46	0.77	(0.19)

Less dividends and distributions from:
Net investment income[1]	(0.26)	(0.22)	(0.21)	(0.17)	(0.13)
Net realized gain	(0.25)	(0.07)	—	—	—
Total dividends and distributions	(0.51)	(0.29)	(0.21)	(0.17)	(0.13)

Net asset value, end of period	$ 14.29	$ 12.50	$ 13.83	$ 12.58	$ 11.98

Total return[3]	18.88%	(7.65% )	11.75%	6.62%	(1.61% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 58,637	$51,630	$47,910	$40,400	$ 36,509
Ratio of expenses to average net assets[4]	0.93%	0.90%	0.86%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	0.90%	0.86%	0.89%	0.89%
Ratio of net investment income to average net assets	1.63%	1.80%	1.39%	1.45%	1.20%
Ratio of net investment income to average net assets prior to fees waived	1.57%	1.80%	1.39%	1.45%	1.20%
Portfolio turnover	150%[5]	68%	48%	67%	39%

[1]

On Oct. 4, 2019, the First Investors Life Series Total Return Fund shares were reorganized into Standard Class shares of the Series. See “Notes to financial statements.” The Standard Class shares financial highlights for the period prior to Oct. 4, 2019, reflect the performance of the First Investors Life Series Total Return Fund shares.

2 The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

4 Expense ratios do not include expenses of the Underlying Funds in which the Series invests.

[5]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Total Return Series-18

Delaware VIP® Trust — Delaware VIP Total Return Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

Delaware VIP Total Return Series Service Class 10/31/2019[1] to 12/31/19
Net asset value, beginning of period	$13.79

Income from investment operations:
Net investment income[2]	0.04
Net realized and unrealized gain	0.46

Total from investment operations	0.50

Net asset value, end of period	$14.29

Total return[3]	3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10
Ratio of expenses to average net assets[4]	1.16%
Ratio of expenses to average net assets prior to fees waived[4]	1.50%
Ratio of net investment income to average net assets	1.79%
Ratio of net investment income to average net assets prior to fees waived	1.45%
Portfolio turnover	150%[5,6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.
[6]	Portfolio turnover is representative of the Series for the entire year.

See accompanying notes, which are an integral part of the financial statements.

Total Return Series-19

Delaware VIP® Trust — Delaware VIP Total Return Series

Notes to financial statements

December 31, 2019

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 22 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

Before the Series commenced operations, on Oct. 4, 2019, all of the assets and liabilities of the First Investors Life Series Total Return Fund, its respective Predecessor Series (Predecessor Series) were transferred to the Series in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Series, and Foresters Investment Management Company, Inc. (FIMCO), on behalf of the Predecessor Series. As a result of the Foresters Reorganization, the Series assumed the performance and accounting history of its Predecessor Series. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Series.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Open-end investment companies are valued at their published net asset value (NAV) per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2019 and for all open tax years (years ended Dec. 31, 2016–Dec. 31, 2018), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended Dec. 31, 2019, the Series did not incur any interest or tax penalties. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. A Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Total Return Series-20

Delaware VIP® Total Return Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments attributable to changes in foreign exchange rates from that which is due to changes in market prices. These realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2019, the Series earned $1,761 under this arrangement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2019.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective Oct. 4, 2019, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to Oct. 4, 2019, the Series paid FIMCO, an annual fee which was calculated daily and paid monthly at the rates of 0.75% on the first $250 million of average daily net assets of the Series, 0.72% on the next $250 million, 0.69% on the next $250 million, 0.66% on the next $500 million, 0.64% on the next $500 million, 0.62% on the next $500 million, and 0.60% on average daily net assets in excess of $2.25 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.86% of the Series’ average daily net assets for the Standard Class and 1.16% for the Service Class from Oct. 4, 2019 through Dec. 31, 2019.* These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Effective Oct. 4, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management

Total Return Series-21

Delaware VIP® Total Return Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Effective Oct. 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,473 for these services. Prior to Oct. 4, 2019, there were no fund accounting and financial administration oversight services for the Series.

Effective Oct. 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $1,046 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to Oct. 4, 2019, Foresters Investor Services, Inc. was the transfer agent of the Series.

Effective Oct. 4, 2019, pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the period Oct. 4, 2019 through year ended Dec. 31, 2019, the Series was charged $285 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. These amounts are included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Dec. 31, 2019 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/ trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2019, the Series engaged in Rule 17a-7 securities purchases of $830,078. The Series did not engage in Rule 17a-7 securities sales for the year ended Dec. 31, 2019.

*The aggregate contractual waiver period covering this report is from Oct. 4, 2019 through Oct. 31, 2021.

3. Investments

For the year ended Dec. 31, 2019, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$69,200,460
Purchases of US government securities	10,535,683
Sales other than US government securities	67,404,643
Sales of US government securities	15,168,492

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2019, the cost

Total Return Series-22

Delaware VIP® Total Return Series

Notes to financial statements (continued)

3. Investments (continued)

and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Dec. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Series were as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments and Derivatives	Aggregate Unrealized Depreciation of Investments and Derivatives	Net Unrealized Appreciation of Investments and Derivatives
$54,326,027	$4,743,370	$(623,825)	$4,119,545

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2019:

	Level 1	Level 2	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$959,187	$959,187
Corporate Debt	—	12,963,313	12,963,313
Foreign Debt	—	231,351	231,351
Municipal Bonds	—	1,264,480	1,264,480
US Treasury Obligations	—	443,619	443,619
Convertible Preferred Stock[1]	881,801	412,443	1,294,244
Common Stock
Communication Services	2,026,384	98,460	2,124,844
Consumer Discretionary	1,948,551	65,613	2,014,164
Consumer Staples	3,214,364	402,023	3,616,387
Energy	3,745,067	—	3,745,067
Financials	5,603,170	—	5,603,170
Healthcare	6,692,198	400,785	7,092,983
Industrials	3,018,276	171,628	3,189,904
Information Technology	4,575,330	—	4,575,330
Materials	988,440	—	988,440

Total Return Series-23

Delaware VIP® Total Return Series

Notes to financial statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Securities
Assets:
REIT Hotel	$ 252,481	$ —	$ 252,481
REIT Information Technology	68,946	—	68,946
REIT Mall	59,584	—	59,584
REIT Mortgage	84,780	—	84,780
REIT Office	24,425	—	24,425
REIT Self-Storage	95,058	—	95,058
REITs Diversified	442,062	—	442,062
REITs Healthcare	572,799	—	572,799
REITs Industrial	272,346	—	272,346
REITs Manufactured Housing	291,812	—	291,812
REITs Multifamily	1,831,655	—	1,831,655
REITs Shopping Center	38,341	—	38,341
REITs Single Tenant	309,134	—	309,134
REITs Specialty	316,874	—	316,874
Utilities	1,118,379	—	1,118,379
Preferred Stock	—	62,464	62,464
Exchange-Traded Funds	579,385	—	579,385
Closed End Funds	169,852	—	169,852
Short-Term Investments	1,749,520	—	1,749,520
Total Value of Securities	$40,971,014	$17,475,366	$58,446,380

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$ —	$ 945	$ 945

Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (1,287)	$ (1,287)

Futures Contracts	$ (466)	$ —	$ (466)

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 68.13% and 31.87%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

2Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

As a result of utilizing international fair value pricing at Dec. 31, 2019, a portion of the common stock in the portfolio was categorized as Level 2.

During the year ended Dec. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2019, there were no Level 3 investments.

Total Return Series-24

Delaware VIP® Total Return Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2019 and 2018 was as follows:

	Year ended
	12/31/19	12/31/18
Ordinary income	$1,085,004	$ 776,309
Long-term capital gains	1,031,832	232,988

	$2,116,836	$1,009,297

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$48,461,599
Undistributed ordinary income	2,607,461
Undistributed long-term capital gains	3,458,605
Net unrealized appreciation on investments and derivatives	4,119,545

Net assets	$58,647,210

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market premium on debt instruments, trust preferred securities, mark-to-market on foreign currency exchange contracts and mark-to-market on futures contracts.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $21,724 was utilized in 2019.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/19	12/31/18
Shares sold:
Standard Class	240,492	376,074
Service Class	725	—
Shares from merger:
Standard Class	—	469,477
Shares issued upon reinvestment of dividends and distributions:
Standard Class	165,120	75,659

	406,337	921,210

Shares redeemed:
Standard Class	(434,147)	(253,482)

Net increase (decrease)	(27,810)	667,728

7. Reorganization of Balanced Income Fund into Total Return Fund

On Dec. 14, 2018, the First Investors Life Series Total Return Fund acquired all of the net assets of the First Investors Life Series Balanced Income Fund in connection with a tax-free reorganization that was approved by the Foresters Board of Trustees. The Total Return Fund issued 469,477 shares to the Balanced Income Fund in connection with the reorganization. In return, it received net assets of $5,946,557 from the Balanced Income Fund (which included $134,488 of unrealized appreciation and $23,828 of accumulated net realized losses). The Total Return Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Total Return Fund and Balanced Income Fund immediately before the acquisition were $52,445,432 consisting of, with respect to Total Return Fund, $46,498,875 and, with respect to Balanced Income Fund, $5,946,557.

Total Return Series-25

Delaware VIP® Total Return Series

Notes to financial statements (continued)

8. Line of Credit

On Nov. 4, 2019, the Series, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on Nov. 2, 2020.

The Series had no amounts outstanding as of Dec. 31, 2019, or at any time during the period then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2019, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

At Dec. 31, 2019, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2019, the Series posted $1,265 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”.

During the year ended Dec. 31, 2019, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Total Return Series-26

Delaware VIP® Total Return Series

Notes to financial statements (continued)

9. Derivatives (continued)

Fair values of derivative instruments as of Dec. 31, 2019 were as follows:

Asset Derivatives Fair Value

Statement of Assets and Liabilities Location	Currency Contracts
Unrealized appreciation of foreign currency exchange contracts	$945

	Liability Derivatives Fair Value

Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$(1,287)	$—	$(1,287)
Variation margin due to broker on futures contracts*	—	(466)	(466)
Total	$(1,287)	$(466)	$(1,753)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Dec. 31, 2019. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2019 was as follows:

Net Realized Gain (Loss) on:

Foreign Currency Exchange Contracts
Currency contracts	$1,234

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(342)	$ —	$(342)
Interest rate contracts	—	(466)	(466)
Total	$(342)	$(466)	$(808)

The table below summarizes the quarterly average balance of derivative holdings by the Series during the year ended Dec. 31, 2019.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average notional value)	$ 692	$ —
Futures contracts (average notional value)	25,684	—

10. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

Total Return Series-27

Delaware VIP® Total Return Series

Notes to financial statements (continued)

10. Offsetting (continued)

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2019, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$—	$(8)	$(8)
JPMorgan Chase Bank, National	945	(1,279)	(334)
Total	$945	$(1,287)	$(342)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
The Bank of New York Mellon	$(8)	$—	$—	$—	$—	$(8)
JPMorgan Chase Bank, National	(334)	—	—	—	—	(334)

Total	$(342)	$—	$—	$—	$—	$(342)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

Effective Oct. 4, 2019, the Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

Total Return Series-28

Delaware VIP® Total Return Series

Notes to financial statements (continued)

11. Securities Lending (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2019, the Series had no securities out on loan.

12. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2019. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

Total Return Series-29

Delaware VIP® Total Return Series

Notes to financial statements (continued)

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented the ASU 2017-08 and determined that the impact of this guidance to the Series’ net assets at the end of the year is not material.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2019, that would require recognition or disclosure in the Series’ financial statements.

Total Return Series-30

Delaware VIP® Trust — Delaware VIP Total Return Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Total Return Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Total Return Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2019, the related statements of operations and changes in net assets for the year then ended, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2019, the results of its operations and changes in its net assets for the year then ended, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of First Investors Life Series Total Return Fund (subsequent to reorganization, known as Delaware VIP Total Return Series) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Total Return Series-31

Delaware VIP® Trust — Delaware VIP Total Return Series

Other Series information(Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2019, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
48.74%	51.26%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Total Return Series-32

Delaware Funds® by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Total Return Series-33

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	95

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–Present)

Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.
(2018–Present)

Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	95

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc.

(December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Total Return Series-34

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Total Return Series-35

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Total Return Series-36

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Series’ Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q or Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPTR 22501 (2/20) (1076649)	Total Return Series-37

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $921,410 for the fiscal year ended December 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $337,050 for the fiscal year ended December 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $103,000 for the fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $51,372 for the fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $4,687,000 and $11,748,000 for the registrant’s fiscal years ended December 31, 2019 and December 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 5, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 5, 2020